As filed with the SEC on April 20, 2012 .	Registration No. 333-158637
Registration No. 811-3974

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________

FORM N-6

FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 3

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 129
_____________

PRUCO LIFE OF NEW JERSEY
VARIABLE APPRECIABLE ACCOUNT
(Exact Name of Registrant)

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
(Name of Depositor)

213 Washington Street
Newark, New Jersey 07102
(800) 778-2255
(Address and telephone number of principal executive offices)
_____________

Sun-Jin Moon
Vice President and Assistant Secretary
Pruco Life Insurance Company of New Jersey
213 Washington Street
Newark, New Jersey 07102
(Name and address of agent for service)

Copy to:
Christopher E. Palmer, Esq.
Goodwin Procter LLP
901 New York Avenue, N.W.
Washington, D.C. 20001
_____________

It is proposed that this filing will become effective (check appropriate space):

□ immediately upon filing pursuant to paragraph (b) of Rule 485
■ on May 1, 2012 pursuant to paragraph (b) of Rule 485
(date)
□ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
□ on ______________ pursuant to paragraph (a)(1) of Rule 485
(date)

■ This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

PART A:

INFORMATION REQUIRED IN THE PROSPECTUS

PROSPECTUS
May 1, 2012

PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

VUL ProtectorSM

This prospectus describes an individual flexible premium variable universal life insurance contract, the VUL ProtectorSM Contract (the “Contract”) offered by Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey", "us", "we", or "our"), a stock life insurance company.  Pruco Life of New Jersey is an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America.

You may choose to invest your Contract's premiums and its earnings in one or more of the available Variable Investment Options of the Pruco Life of New Jersey Variable Appreciable Account (the “Account”).  The prospectuses for the Variable Investment Options, including information about their investment objectives, fees, and investment advisers/subadvisers, are printed in the following order after this prospectus.

AST Advanced Strategies Portfolio	AST Schroders Multi-Asset World Strategies Portfolio
AST Balanced Asset Allocation Portfolio	AST T. Rowe Price Asset Allocation Portfolio
AST BlackRock Global Strategies Portfolio	PSF Conservative Balanced Portfolio
AST CLS Moderate Asset Allocation Portfolio	PSF Flexible Managed Portfolio
AST First Trust Balanced Target Portfolio	PSF Money Market Portfolio
AST First Trust Capital Appreciation Target Portfolio	TOPSTM Protected Balanced ETF Portfolio
AST JPMorgan Strategic Opportunities Portfolio	TOPSTM Protected Growth ETF Portfolio
AST Preservation Asset Allocation Portfolio	TOPSTM Protected Moderate Growth ETF Portfolio
AST Schroders Global Tactical Portfolio

You may also choose to invest your Contract’s premiums and its earnings in the Fixed Rate Option, which pays a guaranteed interest rate.  See The Fixed Rate Option.

Please Read this Prospectus.  Please read this prospectus before purchasing a VUL ProtectorSM variable universal life insurance Contract and keep it for future reference.  Current prospectuses for each of the underlying Funds accompany this prospectus.  These prospectuses contain important information about the Funds.  Please read these prospectuses and keep them for reference.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined that this Contract is a good investment, nor has the SEC determined that this prospectus is complete or accurate.  It is a criminal offense to state otherwise.

The Contract may be purchased through registered representatives located in banks and other financial institutions. Investment in a variable life insurance contract is subject to risk, including the possible loss of your money.  An investment in VUL ProtectorSM is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other governmental agency.

Pruco Life Insurance Company of New Jersey
213 Washington Street
Newark, New Jersey 07102
Telephone: (800) 944-8786

TABLE OF CONTENTS

Page
SUMMARY OF CHARGES AND EXPENSES	1
Expenses other than Portfolio Expenses	1
Portfolio Expenses	3

SUMMARY OF THE CONTRACT AND CONTRACT BENEFITS	3
Brief Description of the Contract	3
Types of Death Benefit Available Under the Contract	4
Rider to Provide Lapse Protection Information	4
The Contract Fund	4
Premium Payments	4
Allocation of Premium Payments	4
Investment Choices	5
Transfers Among Investment Options	5
Increasing or Decreasing Basic Insurance Amount	5
Access to Contract Values	6
Contract Loans	6
Canceling the Contract (“Free-Look”)	6

SUMMARY OF CONTRACT RISKS	6
Contract Values are not Guaranteed	6
Limitation of Benefits on Certain Riders for Claims Due to War or Service in the Armed Forces	7
Increase in Charges	7
Contract Lapse	7
Risks of Using the Contract as a Short Term Savings Vehicle	7
Risks of Taking Withdrawals	7
Limitations on Transfers	8
Charges on Surrender of the Contract	8
Risks of Taking a Contract Loan	9
Potential Tax Consequences	9
Replacement of the Contract	9

SUMMARY OF RISKS ASSOCIATED WITH THE VARIABLE INVESTMENT OPTIONS	10
Risks Associated with the Variable Investment Options	10
Learn More about the Variable Investment Options	10

GENERAL DESCRIPTIONS OF PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY, THE REGISTRANT, AND THE FUNDS	10
Pruco Life Insurance Company of New Jersey	10
The Pruco Life of New Jersey Variable Appreciable Account	10
The Funds	11
Investment Managers	11
Investment Subadvisers for the Advanced Series Trust and the Prudential Series Fund	12
Service Fees Payable to Pruco Life of New Jersey	13
Voting Rights	14
Substitution of Variable Investment Options	14
The Fixed Rate Option	14

CHARGES AND EXPENSES	14
Sales Load Charges	15
Premium Based Administrative Charge	15
Cost of Insurance	15
Monthly Deductions from the Contract Fund	16
Daily Deduction from the Variable Investment Options	17
Surrender Charges	17
Transaction Charges	17
Allocated Charges	17
Charges After Age 121	18
Portfolio Charges	18
Charges for Rider Coverage	18

PERSONS HAVING RIGHTS UNDER THE CONTRACT	18
Contract Owner	18
Beneficiary	18

OTHER GENERAL CONTRACT PROVISIONS	19
Assignment	19
Incontestability	19
Misstatement of Age or Sex	19
Settlement Options	19
Suicide Exclusion	19

RIDERS	19
Rider to Provide Lapse Protection	19
Overloan Protection Rider	20
Other Optional Riders	21

REQUIREMENTS FOR ISSUANCE OF A CONTRACT	22

PREMIUMS	22
Minimum Initial Premium	22
Available Types of Premium	22
Allocation of Premiums	23
Transfers/Restrictions on Transfers	23
Dollar Cost Averaging	25
Auto-Rebalancing	25

DEATH BENEFITS	26
Contract Date	26
When Proceeds Are Paid	26
Death Claim Settlement Options	26
Types of Death Benefit	26
Changing the Type of Death Benefit	27
Increases in Basic Insurance Amount	27
Decreases in Basic Insurance Amount	28

CONTRACT VALUES	29
Surrender of a Contract	29
How a Contract's Cash Surrender Value Will Vary	29
Loans	29
Withdrawals	31

LAPSE AND REINSTATEMENT	32

TAXES	32
Tax Treatment of Contract Benefits	32

DISTRIBUTION AND COMPENSATION	34

LEGAL PROCEEDINGS	35

FINANCIAL STATEMENTS	37

ADDITIONAL INFORMATION	37

DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS	38

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION	39

Advanced Series Trust	Appendix 1
AST Advanced Strategies Portfolio
AST Balanced Asset Allocation Portfolio
AST BlackRock Global Strategies Portfolio
AST CLS Moderate Asset Allocation Portfolio
AST First Trust Balanced Target Portfolio
AST First Trust Capital Appreciation Target Portfolio
AST JPMorgan Strategic Opportunities Portfolio
AST Preservation Asset Allocation Portfolio
AST Schroders Global Tactical Portfolio
AST Schroders Multi-Asset World Strategies Portfolio
AST T. Rowe Price Asset Allocation Portfolio

The Prudential Series Fund	Appendix 2
PSF Conservative Balanced Portfolio
PSF Flexible Managed Portfolio
PSF Money Market Portfolio

TOPS-The Optimized Portfolio SystemTM	Appendix 3
TOPSTM Protected Balanced ETF Portfolio

TOPS-The Optimized Portfolio SystemTM	Appendix 4
TOPSTM Protected Growth ETF Portfolio

TOPS-The Optimized Portfolio SystemTM	Appendix 5
TOPSTM Protected Moderate Growth ETF Portfolio

SUMMARY OF CHARGES AND EXPENSES

Capitalized terms used in this prospectus are defined where first used or in the DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS, which is located at the end of this prospectus.

Expenses other than Portfolio Expenses

The following tables describe the maximum fees and expenses that you could pay when buying, owning, and surrendering the Contract.  Generally, our current fees and expenses are lower than the maximum fees and expenses reflected in the following tables.  For more information about fees and expenses, see CHARGES AND EXPENSES.

The first table describes maximum fees and expenses that we deduct from each premium payment, and maximum fees we charge for transactions and riders.

Table 1: Transaction and Optional Rider Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum Sales Charge on Premiums (Load)	Deducted from premium payments.	6%
Premium Based Administrative Charge	Deducted from premium payments.	7.5%
Surrender Charge per $1,000 of Basic Insurance Amount (1)	Upon lapse, surrender, or decrease in Basic Insurance Amount.	From $2.39 to $28.26
Surrender Charge per $1,000 of an increase in Basic Insurance Amount(1)	Upon lapse or surrender in Basic Insurance Amount.	From $2.39 to $28.26
Transfer fee	Each transfer exceeding 12 in any Contract Year.	$25
Withdrawal fee (Based on the withdrawal amount.)	Upon withdrawal.	The lesser of $25 and 2%
Insurance Amount Change fee	Upon change in Basic Insurance Amount.	$25
Living Needs Benefit Rider fee	When benefit is paid.	$150
Overloan Protection Rider fee (Percentage of the Contract Fund amount.)	One time charge upon exercising the rider benefit.	3.5%

(1)	The charge decreases to zero by the end of the 10th year for each Coverage Segment. This charge varies by duration and the insured’s age, sex, and underwriting class. See CHARGES AND EXPENSES.

The second table describes the maximum Contract fees and expenses that you will pay periodically during the time you own the Contract, not including the Funds’ fees and expenses.

Table 2: Periodic Contract and Optional Rider Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance (“COI”) for the Basic Insurance Amount.
Minimum and Maximum Charges per $1,000 of the net amount at risk.
_____________
Initial COI for a representative Contract Owner, male age 35 in the Nonsmoker Plus underwriting class, no riders.
(Charge per $1,000 of the net amount at risk.)
	Monthly	From $.02 to $83.34(1)(2) _____________ $0.09
Mortality and Expense Risk fee (Calculated as a percentage of assets in Variable Investment Options.)	Daily	0.45%(3)
Additional Mortality fees for risk associated with certain health conditions, occupations, avocations, or aviation risks.	Monthly	From $0.10 to $2.08(4)
Net interest on loans(5)	Annually	1% for standard loans. 0.10% for preferred loans.
Administrative fee for Basic Insurance Amount(1)
Minimum and Maximum Charges
(A charge per $1,000 of Basic Insurance Amount plus a flat fee.)
_____________
Initial fee for Basic Insurance Amount for a representative Contract Owner, male age 35 in the Nonsmoker Plus underwriting class, no riders.
(A charge per $1,000 of Basic Insurance Amount plus a flat fee.)
	Monthly	$0.06 to $1.57 plus $25 _____________ $0.21 plus $25
Administrative fee for an increase to Basic Insurance Amount(1)
Minimum and Maximum Charges
(A charge per $1,000 of increase to the Basic Insurance Amount plus a flat fee per increase segment.)
_____________
Initial fee for increase to Basic Insurance Amount for a representative Contract Owner, male age 35 in the Nonsmoker Plus underwriting class, no riders.
(A charge per $1,000 of increase to the Basic Insurance Amount plus a flat fee per increase segment.)
	Monthly	$0.06 to $1.57 plus $9 _____________ $0.21 plus $9

Accidental Death Benefit Rider(6)
Minimum and Maximum Charges per $1,000 of the coverage amount.
_____________
Accidental Death Benefit Rider fee for a representative Contract Owner, male age 35 in the Nonsmoker Plus underwriting class.
(Charge per $1,000 of the coverage amount.)
	Monthly	From $0.05 to $0.28(1) _____________ $0.07
Children Level Term Rider(6) (Charge per $1,000 of the coverage amount.)	Monthly	$0.42
Disability Benefit Rider(1)(6)
Minimum and Maximum Charges
(Calculated as a percentage of the total of the monthly deductions.)
_____________
Disability Benefit Rider fee for a representative Contract Owner, male age 35 in the Nonsmoker Plus underwriting class.
(Calculated as a percentage of the total of the monthly deductions.)
	Monthly	From 19.90% to 28.75% _____________ 28.75%

(1)	The charge varies based on the individual characteristics of the insured, including such characteristics as: age, sex, and underwriting class.
(2)
For example, the highest COI rate is for an insured who is a male/female age 120. You may obtain more information about the particular COI charges that apply to you by contacting your Pruco Life of New Jersey representative.

(3)	The daily charge is based on the effective annual rate shown.
(4)
The amount and duration of the charge will vary based on individual circumstances including issue age, type of risk, and the frequency of exposure to the risk, and is charged per $1,000 of Basic Insurance Amount.

(5)
The maximum loan rate reflects the net difference between a standard loan with an effective annual interest rate of 4% and an effective annual interest credit equal to 3%.  Preferred loans are charged a lower effective annual interest rate.  See Loans.

(6)	Duration of the charge is limited. See CHARGES AND EXPENSES.

Portfolio Expenses

This table shows the minimum and maximum total operating expenses charged by the Funds that you will pay periodically during the time you own the Contract.  More detail concerning each Fund's fees and expenses is contained in the prospectus for each of the Funds.

Total Annual Fund Operating Expenses	Minimum	Maximum
(Expenses that are deducted from the Funds’ assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)	0.42%	1.27%

SUMMARY OF THE CONTRACT
AND CONTRACT BENEFITS

Brief Description of the Contract

VUL ProtectorSM is a form of variable universal life insurance.  A variable universal life insurance contract is a flexible form of life insurance.  It has a Death Benefit and a Contract Fund, the value of which changes every day according to the investment performance of the investment options to which you have allocated your net premiums.   You may

invest net premiums in one or more of the available Variable Investment Options or in the Fixed Rate Option. Although the value of your Contract Fund may increase if there is favorable investment performance in the Variable Investment Options you select, investment returns in the Variable Investment Options are NOT guaranteed.  There is a risk that investment performance will be unfavorable and that the value of your Contract Fund will decrease.  The risk will be different, depending upon which investment options you choose.  You bear the risk of any decrease. If you select the Fixed Rate Option, we credit your account with a declared rate of interest, but you assume the risk that the rate may change, although it will never be lower than an effective annual rate of 3%.  Transfers from the Fixed Rate Option may be restricted.  The Contract is designed to be flexible to meet your specific life insurance needs.  Within certain limits, the Contract will provide you with flexibility in determining the amount and timing of your premium payments.  Some variable investment options described in this prospectus may not be available through all brokers.  Your Contract's form number is located in the lower left hand corner of the first page of your Contract.

Types of Death Benefit Available Under the Contract

There are two types of Death Benefit available.  You may choose a Contract with a Type A (fixed) Death Benefit under which the Death Benefit generally remains at the Basic Insurance Amount you initially chose.  However, the Contract Fund (described below) may grow to a point where the Death Benefit may increase and vary with investment experience.  If you choose a Contract with a Type B (variable) Death Benefit, your Death Benefit will vary with investment experience.  As long as the Contract is in-force, the Death Benefit will never be less than the Basic Insurance Amount shown in your Contract.

Either type of Death Benefit, described above, may be increased to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

You may change your Contract’s Death Benefit type after issue.  See Types of Death Benefit and Changing the Type of Death Benefit.

Rider to Provide Lapse Protection Information

Your Contract is issued with a Rider to Provide Lapse Protection.  This rider provides a guarantee that the Contract will not lapse, regardless of investment results, as long as the No-Lapse Guarantee Value is greater than zero.  See Rider to Provide Lapse Protection.

It’s important to note that your No-Lapse Guarantee Value is calculated only to determine if your Contract is in default and does not represent any amounts actually payable as benefits under the Contract and does not change your actual Contract values.  In addition, any no-lapse charges used to calculate your No-Lapse Guarantee Value are used only to determine whether your Contract is in default and do not affect your actual Contract values.

The Contract Fund

Your Contract Fund value changes daily, reflecting:  (1) increases or decreases in the value of the Variable Investment Options; (2) interest credited on any amounts allocated to the Fixed Rate Option; (3) interest credited on any loan; and (4) the daily asset charge for mortality and expense risks assessed against the Variable Investment Options.  The Contract Fund value also changes to reflect the receipt of premium payments, charges deducted from premium payments, and the monthly deductions described under CHARGES AND EXPENSES.

Premium Payments

You choose the timing and the amount of premium payments, with the exception of the minimum initial premium.  All subsequent premium payments are subject to a minimum of $25 per payment.

If you pay more premium than permitted under section 7702A of the Internal Revenue Code, your Contract would be classified as a Modified Endowment Contract, which would affect the federal income tax treatment of loans and withdrawals.  For more information, see Tax Treatment of Contract Benefits - Modified Endowment Contracts.

Allocation of Premium Payments

When you apply for the Contract, you tell us how to allocate your premiums. You may change the way in which subsequent premiums are allocated by giving written notice to a Service Office, by our website, provided you are enrolled to use Prudential Online® Account Access, or by telephoning a Service Office, provided you are enrolled to use the Telephone Transfer System. See The Pruco Life of New Jersey Variable Appreciable Account and the Allocation of Premiums sections.

On the later of the Contract Date and the end of the Valuation Period in which the initial premium is received, we deduct the charge for sales expenses and the premium based administrative charge from the initial premium.  The remainder of the initial premium and any other net premium received in Good Order at the Payment Office during the 10 day period (or longer if required by state regulation) following your receipt of the Contract will be allocated to the Money Market investment option, then the first monthly deductions are made.  After the tenth day, these funds, adjusted for any investment results, will be transferred out of the Money Market investment option and allocated among the Variable Investment Options and/or the Fixed Rate Option according to your current premium allocation.

The charge for sales expenses and the premium based administrative charge will also apply to all subsequent premium payments.  The remainder of each subsequent premium payment will be invested as of the end of the Valuation Period in which it is received in Good Order at the Payment Office, in accordance with the allocation you previously designated.

Investment Choices

You may choose to invest your Contract's premiums and its earnings in one or more of the available Variable Investment Options. You may also invest in the Fixed Rate Option.  See The Funds and The Fixed Rate Option.  You may transfer money among your investment choices, subject to restrictions.  See Transfers/Restrictions on Transfers.

We may add or remove Variable Investment Options in the future.

Transfers Among Investment Options

You may, up to 12 times each Contract Year, transfer amounts among the Variable Investment Options or to the Fixed Rate Option.  Additional transfers may be made only with our consent.  Currently, we allow you to make additional transfers.  For the first 20 transfers in a calendar year, you may transfer amounts by proper written notice to a Service Office, by our website, provided you are enrolled to use Prudential Online® Account Access, or by telephone, provided you are enrolled to use the Telephone Transfer System.

After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they are in a form that meets our needs, bear an original signature in ink, and are sent to us by U.S. regular mail.

Multiple transfers that occur during the same day, but prior to the end of the Valuation Period for that day, will be counted as a single transfer.

We may charge an administrative transaction fee of up to $25 for each transfer made exceeding 12 in any Contract Year.  No transaction fee is currently charged in connection with a transfer, but we reserve the right to charge such a fee.

Certain restrictions may apply to transfers from the Fixed Rate Option.

You may also transfer amounts from the Variable Investment Option to the Fixed Rate Option at anytime within 18 months from the Contract Date, and within the later of 60 days from the effective date of a material change in the investment policy of a Variable Investment Option and 60 days from the notice of that change, with no restriction.  Such transfers do not count toward the twelve transfers allowed in each Contract Year.  See The Pruco Life of New Jersey Variable Appreciable Account.

We reserve the right to prohibit transfer requests determined to be disruptive to the investment option or to the disadvantage of other Contract Owners.

Transfer restrictions will be applied in a uniform manner and will not be waived.

In addition, you may use our dollar cost averaging feature or our automatic rebalancing feature.  For additional information, please see Transfers/Restrictions on Transfers, Dollar Cost Averaging, and Auto-Rebalancing.

Increasing or Decreasing Basic Insurance Amount

Subject to conditions determined by us, after the issue of the Contract and after the first Contract Anniversary, you may increase the amount of insurance by increasing the Basic Insurance Amount of the Contract.  When you do this, you create an additional Coverage Segment.  Each Coverage Segment will be subject to its own monthly deductions, surrender charge, and surrender charge period, which begin on that segment’s effective date.  See Increases in Basic Insurance Amount and Surrender Charges.  In addition, if a significant premium is paid in conjunction with an increase, there is a possibility that the Contract will be classified as a Modified Endowment Contract.  See Tax Treatment of Contract Benefits.

Subject to certain limitations, you also have the option of decreasing the Basic Insurance Amount of your Contract after the issue of the Contract.  See Decreases in Basic Insurance Amount.

For Contracts with more than one Coverage Segment, a decrease in Basic Insurance Amount will reduce each Coverage Segment based on the proportion of the Coverage Segment amount to the total of all Coverage Segment amounts in effect just before the change.  A decrease in Basic Insurance Amount may result in a surrender charge. See Surrender Charges.

We may decline a decrease in the Basic Insurance Amount if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code.  In addition, if the Basic Insurance Amount is decreased, there is a possibility that the Contract will be classified as a Modified Endowment Contract.  See Tax Treatment of Contract Benefits.  We may decline a decrease in the Basic Insurance Amount if the Contract Fund value is less than any applicable partial surrender charges.

No administrative processing charge is currently being made in connection with either an increase or a decrease in Basic Insurance Amount.  However, we reserve the right to charge such a fee in an amount of up to $25.  See CHARGES AND EXPENSES.

Access to Contract Values

A Contract may be surrendered for its Cash Surrender Value (the Contract Fund minus any Contract Debt and minus any applicable surrender charge) while the insured is living.  To surrender a Contract, we may require you to deliver or mail the Contract with a written request in a form that meets our needs, to a Service Office.  The Cash Surrender Value of a Contract will be determined as of the end of the Valuation Period in which such a request is received in a Service Office.  Surrender of a Contract may have tax consequences.  See Surrender of a Contract and Tax Treatment of Contract Benefits.

Under certain circumstances, you may withdraw a part of the Contract's Cash Surrender Value without surrendering the Contract.  The amount withdrawn must be at least $500.  There is an administrative processing fee for each withdrawal which is the lesser of: (a) $25 and; (b) 2% of the withdrawal amount.  Withdrawal of the Cash Surrender Value may have tax consequences.  See Withdrawals and Tax Treatment of Contract Benefits.

Contract Loans

You may borrow money from us using your Contract as security for the loan, provided the Contract is not in default.  The maximum loan amount is equal to the sum of (1) 99% of the portion of the cash value attributable to the Variable Investment Options and (2) the balance of the cash value, provided the Contract is not in default.  The cash value is equal to the Contract Fund less any surrender charge.  A Contract in default has no loan value.  There is no minimum loan amount.  See Loans.

Canceling the Contract (“Free-Look”)

Generally, you may return the Contract for a refund within 10 days (60 days for certain circumstances) after you receive it.  In general, you will receive a refund of all premium payments made.  A Contract returned according to this provision shall be deemed void from the beginning.

SUMMARY OF CONTRACT RISKS

Contract Values are not Guaranteed

Your benefits (including life insurance) are not guaranteed, and may be entirely dependent on the investment performance of the Variable Investment Options you select.  The value of your Contract Fund rises and falls with the performance of the investment options you choose and the charges that we deduct.  Poor investment performance or loans could cause your Contract to lapse and you could lose your insurance coverage.  However, your Death Benefit may be protected under the Rider to Provide Lapse Protection or under the Overloan Protection Rider.

The Variable Investment Options you choose may not perform to your expectations. Investing in the Contract involves risks including the possible loss of your entire investment.  Only the Fixed Rate Option provides a guaranteed rate of return.  For more detail, please see Risks Associated with the Variable Investment Options and The Fixed Rate Option.

Limitation of Benefits on Certain Riders for Claims Due to War or Service in the Armed Forces

We will not pay a benefit on any Accidental Death Benefit type rider or make payments for any disability type rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression.  This restriction includes service in the armed forces of any country at war.

Increase in Charges

In several instances we will use the terms “maximum charge” and “current charge.”  The “maximum charge,” in each instance, is the highest charge that we may make under the Contract.  The “current charge,” in each instance, is the amount that we now charge, which may be lower than the maximum charge.  If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Contract Lapse

Each month we determine the value of your Contract Fund and your No-Lapse Guarantee Value.  The No-Lapse Guarantee Value is a benchmark value that is used only to determine whether your Contract is in-force or in default, on a monthly basis, and is not payable under the Contract.  It is equal to the No-Lapse Contract Fund, less any Contract Debt.

The Contract is in default if the Contract Fund, less any applicable surrender charges and less any Contract Debt, is zero or less, unless it remains in-force under the Rider to Provide Lapse Protection as a result of having a No-Lapse Guarantee Value greater than zero.  See the Rider to Provide Lapse Protection section.  Should any event occur that would cause your Contract to lapse, we will notify you of the required payment to prevent your Contract from terminating.  Your payment must be received at the Payment Office within the 61-day grace period after the notice of default is mailed or the Contract will end and have no value.  See LAPSE AND REINSTATEMENT.  If you have an outstanding loan when your Contract lapses, you may have taxable income as a result.  See Tax Treatment of Contract Benefits - Pre-Death Distributions.  If your Contract lapses and you reinstate it, the benefits under the Rider to Provide Lapse Protection will no longer be available.

Risks of Using the Contract as a Short Term Savings Vehicle

The Contract is designed to provide benefits on a long-term basis. Consequently, you should not use the Contract as a short-term investment or savings vehicle.  Because of the long-term nature of the Contract, you should consider whether purchasing the Contract is consistent with the purpose for which it is being considered.

Because the Contract provides for an accumulation of a Contract Fund as well as a Death Benefit, you may wish to use it for various insurance planning purposes.  Purchasing the Contract for such purposes may involve certain risks.

For example, a life insurance contract could play an important role in helping you to meet the future costs of a child’s education.  The Contract’s Death Benefit could be used to provide for education costs should something happen to you, and its investment features could help you accumulate savings.  However, if the Variable Investment Options you choose perform poorly, if you do not pay sufficient premiums, or if you access the values in your Contract through withdrawals or Contract loans, your Contract may lapse or you may not accumulate the value you need.

Risks of Taking Withdrawals

If your Contract meets certain requirements, you may make withdrawals from your Contract’s Cash Surrender Value while the Contract is in-force.  The amount withdrawn must be at least $500.  The withdrawal amount is limited by the requirement that the Cash Surrender Value after withdrawal may not be less than or equal to zero after deducting any charges associated with the withdrawal and an amount that we estimate will be sufficient to cover the Contract Fund deductions for two Monthly Dates following the date of withdrawal.  There is a transaction fee for each withdrawal which is the lesser of: (a) $25 and; (b) 2% of the withdrawal amount.  Withdrawal of the Cash Surrender Value may have tax consequences.  See Tax Treatment of Contract Benefits.

Whenever a withdrawal is made, the Death Benefit will immediately be reduced by at least the amount of the withdrawal.  Withdrawals under a Contract with a Type B (variable) Death Benefit will not change the Basic Insurance Amount.  However, under a Contract with a Type A (fixed) Death Benefit, the withdrawal may require a reduction in the Basic Insurance Amount.  A surrender charge may be deducted when any withdrawal causes a reduction in the Basic Insurance Amount.  See CHARGES AND EXPENSES.  No withdrawal will be permitted under a Contract with a Type A

(fixed) Death Benefit if it would result in a Basic Insurance Amount of less than the minimum Basic Insurance Amount.  See REQUIREMENTS FOR ISSUANCE OF A CONTRACT.

It is important to note, however, that if the Basic Insurance Amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract.  Accessing the values in your Contract through withdrawals may significantly affect current and future Contract values or Death Benefit proceeds and may increase the chance that your Contract will lapse.  Before making any withdrawal that causes a decrease in Basic Insurance Amount, you should consult with your tax adviser and your Pruco Life of New Jersey representative.  See Withdrawals and Tax Treatment of Contract Benefits.

Limitations on Transfers

You may, up to 12 times each Contract Year, transfer amounts among the Variable Investment Options or to the Fixed Rate Option.  We may charge up to $25 for each transfer made exceeding 12 in any Contract Year.  Additional transfers may be made only with our consent.  Currently, we allow you to make additional transfers.  For the first 20 transfers in a calendar year, you may transfer amounts by proper written notice to a Service Office, by our website, provided you are enrolled to use Prudential Online® Account Access, or by telephone, provided you are enrolled to use the Telephone Transfer System.  We use reasonable procedures to confirm that instructions given by telephone are genuine.  However, we are not liable for following telephone instructions that we reasonably believe to be genuine.  In addition, we cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they are in a form that meets our needs, bear an original signature in ink, and are sent to us by U.S. regular mail.  After you have submitted 20 transfers in a calendar year, a subsequent transfer request by telephone, fax, or electronic means will be rejected, even in the event that it is inadvertently processed.

Currently, certain transfers effected systematically under either a dollar cost averaging or an automatic rebalancing program described in this prospectus do not count towards the limit of 12 transfers per Contract Year or the limit of 20 transfers per calendar year.  In the future, we may count such transfers towards the limit.

Multiple transfers that occur during the same day, but prior to the end of the Valuation Period for that day, will be counted as a single transfer.

Generally, only one transfer from the Fixed Rate Option is permitted during each Contract Year.  The maximum amount per Contract you may transfer out of the Fixed Rate Option each year is the greater of:  (a) 25% of the amount in the Fixed Rate Option; and (b) $2,000.

You may also transfer amounts from the Variable Investment Option to the Fixed Rate Option at anytime within 18 months from the Contract Date, and within the later of 60 days from the effective date of a material change in the investment policy of a Variable Investment Option and 60 days from the notice of that change, with no restriction.  Such transfers do not count toward the twelve transfers allowed in each Contract Year.

Your Contract may include Funds that are not currently accepting additional investments.  See the section titled The Pruco Life of New Jersey Variable Appreciable Account.

We may modify your right to make transfers by restricting the number, timing and/or amount of transfers we find to be disruptive to the investment option or to the disadvantage of other Contract Owners.  We also reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Contract Owner.  We will immediately notify you at the time of a transfer request if we exercise this right.

Transfer restrictions will be applied uniformly and will not be waived.  See Transfers/Restrictions on Transfers.

Charges on Surrender of the Contract

You may surrender your Contract at any time for its Cash Surrender Value while the insured is living.  We deduct a surrender charge from the surrender proceeds. In addition, the surrender of your Contract may have tax consequences.  See Tax Treatment of Contract Benefits.

We will assess a surrender charge if, during the first 10 Contract Years (or during the first 10 years of a Coverage Segment representing an increase in Basic Insurance Amount), the Contract lapses, is surrendered, or the Basic Insurance Amount is decreased (including as a result of a withdrawal or a Death Benefit type change).  The surrender charge varies and is described in Surrender Charges.  While the amount of the surrender charge decreases over time, it may be a substantial portion or even equal to your Contract Fund.

Risks of Taking a Contract Loan

Accessing the values in your Contract through Contract loans may significantly affect current and future Contract values or Death Benefit proceeds and may increase the chance that your Contract will lapse.  Your Contract will be in default if, at any time, the Contract Debt equals or exceeds the Contract Fund, less any applicable surrender charges and the No-Lapse Guarantee Value is zero or less.  If the Contract lapses or is surrendered, the amount of unpaid Contract Debt will be treated as a distribution and will be immediately taxable to the extent of the gain in the Contract.  In addition, if your Contract is a Modified Endowment Contract for tax purposes, taking a Contract loan may have tax consequences.  See Tax Treatment of Contract Benefits.

Potential Tax Consequences

Your Contract is structured to meet the definition of life insurance under Section 7702 of the Internal Revenue Code.  At issue, the Contract Owner chooses one of the following definitions of life insurance tests:  (1) Cash Value Accumulation Test or (2) Guideline Premium Test.  Under the Cash Value Accumulation Test, there is a minimum Death Benefit to cash value ratio.  Under the Guideline Premium Test, there is a limit to the amount of premiums that can be paid into the Contract, as well as a minimum Death Benefit to cash value ratio.  Consequently, we reserve the right to refuse to accept a premium payment that would, in our opinion, cause this Contract to fail to qualify as life insurance.  We also have the right to refuse to accept any payment that increases the Death Benefit by more than it increases the Contract Fund.  Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question.  Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract Owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.  We require the Guideline Premium Test as the definition of life insurance if you choose to have the Overloan Protection Rider.  See the Riders - Overloan Protection Rider section.

Current federal tax law generally excludes all Death Benefits from the gross income of the beneficiary of a life insurance contract.  However, your Death Benefit could be subject to estate tax.  In addition, you generally are not subject to taxation on any increase in the Contract value until it is withdrawn.  Generally, you are taxed on surrender proceeds and the proceeds of any partial withdrawals only if those amounts, when added to all previous distributions, exceed the total premiums paid.  Amounts received upon surrender or withdrawal (including any outstanding Contract loans) in excess of premiums paid are treated as ordinary income.

Special rules govern the tax treatment of life insurance policies that meet the federal definition of a Modified Endowment Contract.  The Contract could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the Basic Insurance Amount is made (or a rider removed).  The addition of a rider or an increase in the Basic Insurance Amount may also cause the Contract to be classified as a Modified Endowment Contract if a significant premium is paid in conjunction with an increase or the addition of a rider.  We will notify you if a premium or a reduction in Basic Insurance Amount would cause the Contract to become a Modified Endowment Contract, and advise you of your options.

Under current tax law, Death Benefit payments under Modified Endowment Contracts, like Death Benefit payments under other life insurance contracts, generally are excluded from the gross income of the beneficiary.  However, amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income.  An assignment of a Modified Endowment Contract is taxable in the same way.  These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.  See Tax Treatment of Contract Benefits.

Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity.  It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

Replacement of the Contract

The replacement of life insurance is generally not in your best interest.  In most cases, if you require additional life insurance coverage, the benefits of your existing contract can be protected by increasing the insurance amount of your existing contract, or by purchasing an additional contract.  If you are considering replacing a contract, you should compare the benefits and costs of supplementing your existing contract with the benefits and costs of purchasing a new contract and you should consult with a tax adviser.

SUMMARY OF RISKS ASSOCIATED WITH
THE VARIABLE INVESTMENT OPTIONS

You may choose to invest your Contract's premiums and its earnings in one or more of the available Variable Investment Options.  You may also invest in the Fixed Rate Option.  The Fixed Rate Option is the only investment option that offers a guaranteed rate of return.  See The Funds and The Fixed Rate Option.

Risks Associated with the Variable Investment Options

The Separate Account invests in the shares of one or more open-end management investment companies registered under the Investment Company Act of 1940.  Each Variable Investment Option has its own investment objective and associated risks, which are described in the accompanying Fund prospectuses.  The income, gains, and losses of one Variable Investment Option have no effect on the investment performance of any other Variable Investment Option.

We do not promise that the Variable Investment Options will meet their investment objectives.  Amounts you allocate to the Variable Investment Options may grow in value, decline in value or grow less than you expect, depending on the investment performance of the Variable Investment Options you choose.  You bear the investment risk that the Variable Investment Options may not meet their investment objectives.  It is possible to lose your entire investment in the Variable Investment Options.  Although the Series Fund Money Market Portfolio is designed to be a stable investment option, it is possible to lose money in that Portfolio.  For example, when prevailing short-term interest rates are very low, the yield on the Money Market Portfolio may be so low that, when Separate Account and Contract charges are deducted, you experience a negative return.  See The Funds.

Learn More about the Variable Investment Options

Before allocating amounts to the Variable Investment Options, you should read the current Fund prospectuses for detailed information concerning their investment objectives, strategies, and investment risks.

GENERAL DESCRIPTIONS OF PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY, THE REGISTRANT, AND THE FUNDS

Pruco Life Insurance Company of New Jersey

Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey", “us”, “we”, or “our”) is a stock life insurance company, organized on September 17, 1982 under the laws of the state of New Jersey.  It is licensed to sell life insurance and annuities only in the states of New Jersey and New York.  Pruco Life of New Jersey’s principal Executive Office is located at 213 Washington Street, Newark, New Jersey 07102.

The Pruco Life of New Jersey Variable Appreciable Account

Pruco Life of New Jersey has established a Separate Account, the Pruco Life of New Jersey Variable Appreciable Account (the "Account" or the "Registrant") to hold the assets that are associated with the Contracts.  The Account was established on January 13, 1984 under New Jersey law and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company.  The Account meets the definition of a "Separate Account" under the federal securities laws.  The Account holds assets that are segregated from all of Pruco Life of New Jersey's other assets.

Pruco Life of New Jersey is the legal owner of the assets in the Account.  Pruco Life of New Jersey will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Contracts.  In addition to these assets, the Account's assets may include funds contributed by Pruco Life of New Jersey to commence operation of the Account and may include accumulations of the charges we make against the Account.  From time to time Pruco Life of New Jersey will transfer capital contributions and earned fees and charges to its general account.  Pruco Life of New Jersey will consider any possible adverse impact the transfer might have on the Account before making any such transfer.

Income, gains and losses credited to, or charged against, the Account reflect the Account’s own investment experience and not the investment experience of Pruco Life of New Jersey’s other assets.  The assets of the Account may not be charged with liabilities that arise from any other business Pruco Life of New Jersey conducts.

We are obligated to pay all amounts promised to Contract Owners under the Contract.  The obligations to Contract Owners and beneficiaries arising under the Contracts are general corporate obligations of Pruco Life of New Jersey.

You may invest in one or a combination of the available Variable Investment Options.  When you choose a Variable Investment Option, we purchase shares of a Fund or a separate investment series of a Fund which are held as an investment for that option.  We hold these shares in the Account.  We may remove or add additional Variable Investment Options in the future.

The Funds

Each of these Funds is detailed in separate prospectuses that are provided with this prospectus.  You should read the Fund prospectuses before you decide to allocate assets to the Variable Investment Options.  There is no assurance that the investment objectives of the Variable Investment Options will be met.  There may be Portfolios described in the accompanying Fund prospectuses that are not available in this product.  Please refer to the list below to see which Variable Investment Options you may choose.

The terms “Fund”, “Portfolio”, and “Variable Investment Option” are largely used interchangeably.  Some of the Variable Investment Options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.  Funds of the series type, such as the Prudential Series Fund or Advanced Series Trust, are generally described as a "Fund" consisting of a number of underlying "Portfolios."

Investment Managers

Prudential Investments LLC ("PI") serves as the investment manager for The Prudential Series Fund.  PI and AST Investment Services, Inc. ("AST") serve as co-investment managers of the Advanced Series Trust.

The investment management agreements for The Prudential Series Fund and Advanced Series Trust provide that the investment manager or co-investment managers (the “Investment Managers”) will furnish each applicable Fund with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Fund. The Investment Managers must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The chart below reflects the Funds in which the Account invests, their investment objectives, and each Fund’s investment subadvisers.  The full names of the investment subadvisers are listed immediately following the chart.  For Funds with multiple subadvisers, each subadviser manages a portion of the assets for that Fund.

Portfolios	Objectives	Subadvisers
THE ADVANCED SERIES TRUST - Class 1 Shares
AST Advanced Strategies	A high level of absolute return.	QMA
AST Balanced Asset Allocation	The highest potential total return consistent with its specified level of risk tolerance.	QMA
AST BlackRock Global Strategies	A high total return consistent with a moderate level of risk.	BlackRock
AST CLS Moderate Asset Allocation	The highest potential total return consistent with its specified level of risk tolerance.	CLS
AST First Trust Balanced Target	Long-term capital growth balanced by current income.	First Trust
AST First Trust Capital Appreciation Target	Long-term capital growth.	First Trust
AST JPMorgan Strategic Opportunities	Maximum return compared to benchmark through security selection and tactical asset allocation.	J.P. Morgan
AST Preservation Asset Allocation	The highest potential total return consistent with its specified level of risk tolerance.	QMA

AST Schroders Global Tactical (previously AST CLS Growth Asset Allocation)	To outperform its blended performance benchmark.	Schroders
AST Schroders Multi-Asset World Strategies	Long-term capital appreciation.	Schroders
AST T. Rowe Price Asset Allocation	A high level of total return.	T. Rowe Price
THE PRUDENTIAL SERIES FUND - Class 1 Shares
PSF Conservative Balanced	Total investment return consistent with a conservatively managed diversified portfolio.	PIM QMA
PSF Flexible Managed	Total return consistent with an aggressively managed diversified portfolio.	PIM QMA
PSF Money Market	Maximum current income consistent with the stability of capital and the maintenance of liquidity.	PIM

UNAFFILIATED FUNDS/PORTFOLIOS
Funds/Portfolios	Objectives	Advisers
TOPSTM Protected Balanced ETF Portfolio - Class 2 Shares	The Portfolio seeks to provide income and capital appreciation with less volatility than the fixed income and equity markets as a whole.	ValMark Advisers
TOPSTM Protected Growth ETF Portfolio - Class 2 Shares	The Portfolio seeks capital appreciation with less volatility than the equity markets as a whole.	ValMark Advisers
TOPSTM Protected Moderate Growth ETF Portfolio - Class 2 Shares	The Portfolio seeks capital appreciation with less volatility than the equity markets as a whole.	ValMark Advisers

Investment Subadvisers for the Advanced Series Trust and the Prudential Series Fund

•	Jennison Associates LLC (“Jennison”)
•	Prudential Investment Management, Inc. (“PIM”)
•	Quantitative Management Associates LLC (“QMA”)
•	BlackRock Investment Management, LLC ("BlackRock")
•	CLS Investments, LLC (“CLS”)
•	First Trust Advisors L.P. (“First Trust”)
•	J.P. Morgan Investment Management, Inc. ("J.P. Morgan")
•	Schroder Investment Management North America, Inc. and Schroder Investment Management North America, Ltd. (collectively, “Schroders”)
•	T. Rowe Price Associates, Inc. (“T. Rowe Price”)

Investment Advisers for Unaffiliated Funds / Portfolios

•	ValMark Advisers, Inc. ("ValMark Advisers")

The investment managers or subadvisers for the Funds charge a daily investment management fee as compensation for their services.  These fees are more fully described in the prospectus for each Fund.

More detailed information is available in the attached Fund prospectuses.

The AST Balanced Asset Allocation Portfolio and the AST Preservation Asset Allocation Portfolio each invests only in shares of other underlying Fund Portfolios, which are managed by the subadvisers of those Portfolios.

In the future, it may become disadvantageous for Separate Accounts of variable life insurance and variable annuity contracts to invest in the same underlying Funds.  Neither the companies that invest in the Funds nor the Funds currently foresee any such disadvantage.  The Board of Directors for each Fund intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity Contract Owners and to determine what action, if any, should be taken.  Material conflicts could result from such things as:

(1)	changes in state insurance law;
(2)	changes in federal income tax law;
(3)	changes in the investment management of any Variable Investment Option; or
(4)	differences between voting instructions given by variable life insurance and variable annuity Contract Owners.

A Fund or Portfolio may have a similar name, investment objective, or investment policy resembling those of a mutual fund managed by the same investment adviser or subadviser that is sold directly to the public.  Despite such similarities, there can be no assurance that the investment performance of any such Fund or Portfolio will resemble that of the publicly available mutual fund.

Service Fees Payable to Pruco Life of New Jersey

Pruco Life of New Jersey has entered into agreements with the principal underwriter, transfer agent, investment advisor, distributor and/or other related entities of the underlying funds.  Under the terms of these agreements, Pruco Life of New Jersey provides administrative and support services to the Funds, for which it receives an annual fee from the investment adviser, distributor and/or Fund based on the average assets allocated to the Fund.  These agreements, including the fees paid and services provided, can vary for each Fund.

Pruco Life of New Jersey and/or our affiliates may receive substantial and varying administrative service payments and Rule 12b-1 fees from certain underlying Funds or related parties.  These types of payments and fees are sometimes referred to as “revenue sharing” payments.  Rule 12b-1 fees and administrative service payments partially compensate for distribution, marketing, and/or servicing functions and for providing administrative services with respect to Contract Owners invested indirectly in the Funds, which include duties such as recordkeeping, shareholder services, and the mailing of periodic reports.  We receive administrative services fees with respect to both affiliated underlying Funds and unaffiliated underlying Funds.  The administrative services fees we receive from affiliates originate from the assets of the affiliated Fund itself and/or the assets of the Fund’s investment adviser.  In either case, the existence of administrative services fees may tend to increase the overall cost of investing in the Fund.  The existence of a 12b-1 fee will always increase the overall cost of investing in those Funds.  In addition, because these fees are paid to us, allocations you make to these affiliated underlying Funds may benefit us financially if these fees exceed the costs of the administrative support services.

The 12b-1 fees and administrative services fees that we receive may vary among the different Funds that are part of our investment platform.  Thus, the fees we collect may be greater or smaller, based on the Funds that you select.  In addition, we may consider these payments and fees, among a number of factors, when deciding to add or keep a Fund on the “menu” of Funds that we offer through the product.  We collect these payments and fees under agreements between us and a Fund’s principal underwriter, transfer agent, investment adviser and/or other entities related to the Fund.    As of May 1, 2012, the administrative service fees we receive range from 0.25% to 0.40% of the average assets allocated to the Fund.  The service fees received from The Prudential Series Fund and the Advanced Series Trust are 0.25% and 0.40%, respectively.  Some Funds pay a 12b-1 fee instead of, or in addition to, the administrative services fees. The 12b-1 fee we receive is equal to 0.25% of the average assets allocated to the Funds indicated below.

The following Funds currently pay a 12b-1 fee:

Portfolio:
TOPSTM Protected Balanced ETF Portfolio
TOPSTM Protected Growth ETF Portfolio
TOPSTM Protected Moderate Growth ETF Portfolio

In addition to the payments that we receive from underlying Funds and/or their affiliates, those same Funds and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

Voting Rights

We are the legal owner of the shares of the Funds associated with the Variable Investment Options.  However, we vote the shares  according to voting instructions we receive from Contract Owners.  We will mail you a proxy, which is a form you need to complete and return to us, to tell us how you wish us to vote.  When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions.  We vote shares for which we do not receive instructions, and any other shares that we own in our own right, in the same proportion as the shares for which instructions are received.  We may change the way your voting instructions are calculated if it is required by federal or state regulation.  We may also elect to vote shares that we own in our own right if the applicable federal securities laws or regulations, or their current interpretation, change so as to permit us to do so.

We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the available Variable Investment Options or to approve or disapprove an investment advisory contract for the Fund.  In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Funds associated with the available Variable Investment Options, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations.  If we disregard Contract Owner voting instructions, we will advise Contract Owners of our action and the reasons for such action in the next available annual or semi-annual report.

Substitution of Variable Investment Options

We may substitute one or more of the available Variable Investment Options.  We may also cease to allow investments in any existing Variable Investment Option.  We do this only if events such as investment policy changes or tax law changes make a Variable Investment Option unsuitable.  We would not do this without any necessary SEC and/or state approval.  You will be given specific notice in advance of any substitution we intend to make.

The Fixed Rate Option

You may choose to invest, initially or by transfer, all or part of your Contract Fund to the Fixed Rate Option.  This amount becomes part of Pruco Life of New Jersey's general account.  The general account consists of all assets owned by Pruco Life of New Jersey other than those in the Account and in other Separate Accounts that have been or may be established by Pruco Life of New Jersey.  Subject to applicable law, Pruco Life of New Jersey has sole discretion over the investment of the general account assets, and Contract Owners do not share in the investment experience of those assets.  Instead, Pruco Life of New Jersey guarantees that the part of the Contract Fund allocated to the Fixed Rate Option will accrue interest daily at an effective annual rate that Pruco Life of New Jersey declares periodically, but not less than an effective annual rate of 3%.  The fulfillment of our guarantee under this benefit is dependent on our claims paying ability.  Pruco Life of New Jersey is not obligated to credit interest at a rate higher than an effective annual rate of 3%, although we may do so.
Transfers out of the Fixed Rate Option are subject to strict limits.  See Transfers/Restrictions on Transfers.  The payment of any Cash Surrender Value attributable to the Fixed Rate Option may be delayed up to six months.  See When Proceeds Are Paid.

If you exercise the Overloan Protection Rider, any remaining unloaned Contract Fund value will be transferred to the Fixed Rate Option, and transfers out of the Fixed Rate Option and into the Variable Investment Options will no longer be permitted.  See Loans.

Because of exemptive and exclusionary provisions, interests in the Fixed Rate Option under the Contract have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940.  Accordingly, interests in the Fixed Rate Option are not subject to the provisions of these Acts, and Pruco Life of New Jersey has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Rate Option.  Any inaccurate or misleading disclosure regarding the Fixed Rate Option is subject to certain generally applicable provisions of federal securities laws.

CHARGES AND EXPENSES

This section provides a more detailed description of each charge that is described briefly in the SUMMARY OF CHARGES AND EXPENSES beginning on page 1 of this prospectus.  There are charges and other expenses associated with the Contract that reduce the return on your investment. These charges and expenses are described below.

The total amount invested in the Contract Fund, at any time, consists of the sum of the amount credited to the Variable Investment Options, the amount allocated to the Fixed Rate Option, plus any interest credited on amounts allocated to the Fixed Rate Option, and the principal amount of any Contract loan plus the amount of interest credited to the Contract upon that loan.  See Loans.  Most charges, although not all, are made by reducing the Contract Fund.

In several instances we use the terms "maximum charge" and "current charge."  The "maximum charge", in each instance, is the highest charge that we may make under the Contract.  The "current charge", in each instance, is the amount that we now charge, which may be lower than maximum charges.  If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Current charges deducted from premium payments and the Contract Fund may change from time to time, subject to maximum charges.  In deciding whether to change any of these current charges, we will periodically consider factors such as mortality, persistency, expenses, taxes and interest and/or investment experience to see if a change in our assumptions is needed.  Premium based administrative charges will be set at one rate for all Contracts like this one.  Changes in other charges will be by class.  We will not recoup prior losses or distribute prior gains by means of these changes.

The charges under the Contract are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Contract. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the Contract. If, as we expect, the charges that we collect from the Contract exceed our total costs in connection with the Contract, we will earn a profit. Otherwise, we will incur a loss. The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Contract. We may reduce stated fees under particular contracts as to which, due to economies of scale and other factors, our administrative costs are reduced.

Sales Load Charges

We may charge up to 6% of premiums received in all Contract Years.  This charge, often called a “sales load”, is deducted to compensate us for the costs of selling the Contracts, including commissions, advertising and the printing and distribution of prospectuses and sales literature.

Currently, we charge 4% of premiums for sales expenses in the first four Contract Years, 3% in Contract Years five through 10, and zero thereafter, of each Coverage Segment.

Premium Based Administrative Charge

We may charge up to 7.5% of premiums received for a premium based administrative charge, which includes any federal, state or local income, premium, excise, business tax or any other type of charge (or component thereof) measured by or based upon the amount of premium we receive.

This charge is made up of two parts, which currently equal a total of 3.75% of the premiums received.

The first part is a charge for state and local premium taxes.  The current amount for this first part is 2.5% of the premium and is our estimate of the average burden of state taxes generally.  The rate applies uniformly to all Contract Owners without regard to location of residence.  We may collect more for this charge than we actually pay for state and local premium taxes.

The second part is a charge for federal income taxes measured by premiums. The current amount for this second part is 1.25% of the premium.  We believe that this charge is a reasonable estimate of an increase in Pruco Life of New Jersey’s federal income taxes resulting from a change in the Internal Revenue Code.  It is intended to recover this increased tax.

Under current law, we may incur state and local taxes (in addition to premium taxes) in several states.  Currently, these taxes are not significant and they are not charged against the Account.  If there is a material change in the applicable state or local tax laws, we may impose a corresponding charge against the Account.

Cost of Insurance

We deduct a monthly cost of insurance ("COI") charge. The charge is determined by multiplying the amount by which the Contract’s Death Benefit exceeds the Contract Fund (“net amount at risk”) by a monthly COI rate.  The purpose of this charge is to provide insurance coverage.  When an insured dies, the amount payable to the beneficiary (assuming there is no Contract Debt) is larger than the Contract Fund - significantly larger if the insured dies in the early years of a Contract.  The COI charges collected from all Contract Owners enables us to pay this larger Death Benefit.  The maximum COI charge is determined by multiplying the amount by which the Contract’s Death Benefit exceeds the Contract Fund (“net amount at risk”) under a Contract by maximum COI rates.  The COI charge is generally deducted proportionately (or as you directed, see Allocated Charges) from the dollar amounts held in each of the chosen investment options.

The net amount at risk is based on your Death Benefit, and your Contract Fund, therefore it is impacted by such factors as investment performance, premium payments and charges and fees. The current COI rates vary by issue age, sex, underwriting class, and each Coverage Segment amount.  The rates generally increase over time but are never more than the maximum charges listed in the Contract data pages. The maximum COI rates are based upon the 2001 Commissioner's Standard Ordinary (“CSO”) Mortality Tables.  Our current COI charges range from $0.01 to $83.34 per $1,000 of net amount at risk.  For information regarding COI charges where there are two or more Coverage Segments in effect, see Increases in Basic Insurance Amount.

Monthly Deductions from the Contract Fund

In addition to the COIs, we generally deduct the following monthly charges proportionately from the dollar amount held in each of the chosen investment option[s] or you may select up to two Variable Investment Options from which we deduct your Contract's monthly charges.  See Allocated Charges.

(a)
We deduct an administrative charge for the Basic Insurance Amount.  This charge is made up of two parts and is intended to compensate us for things like processing claims, keeping records, and communicating with Contract Owners.  The first part of the charge is a flat monthly fee of $25 per month in the first Contract Year and $9 per month thereafter.  The second part of the fee is an amount of up to $1.57 per $1,000 of the Basic Insurance Amount.  The fee varies by issue age, sex, underwriting class, and extra ratings.  Generally, the rate per $1,000 of Basic Insurance Amount is higher for older issue ages and for higher risk classifications.

The following table provides samples of the initial administrative charges per $1,000 of Basic Insurance Amount:

Issue Age	Male Nonsmoker	Male Smoker	Female Nonsmoker	Female Smoker
35	$0.21	$0.24	$0.18	$0.19
45	$0.31	$0.35	$0.27	$0.31
55	$0.53	$0.59	$0.45	$0.50
65	$0.83	$1.00	$0.80	$0.80

The amount of the maximum charge that applies to a particular Contract is shown on the Contract Data pages under the heading “Adjustments to the Contract Fund.”

(b)
Similarly, we charge an administrative charge for each Coverage Segment representing an increase in Basic Insurance Amount.  This charge is also made up of two parts.  The first part of the charge is a flat monthly fee of $9 per month the first two years of the Coverage Segment and zero thereafter.  The second part of the fee is based on the Coverage Segment insurance amount.  The sample per $1,000 charges are the same as those shown in (a) above. The amount per $1,000 of increase in Basic Insurance Amount varies by sex, issue age, underwriting class, extra rating class, if any, and the effective date of the increase.

The highest charge per thousand for either of the instances described above applies to male, smokers above age 74 at certain rating classes.  The lowest charge per thousand for either of the instances described above is $0.06 and applies to females age 0.

You may add one or more riders to the Contract.  Some riders are charged for separately.  If you add such a rider to the basic Contract, additional charges will be deducted.  See Charges for Rider Coverage.

If an insured is in a substandard risk classification (for example, a person with a health condition), additional charges will be deducted.

The earnings of the Account are taxed as part of the operations of Pruco Life of New Jersey.  Currently, no charge is being made to the Account for Pruco Life of New Jersey’s federal income taxes, other than the 1.25% charge for federal income taxes measured by premiums.  See Premium Based Administrative Charge.  We periodically review the question of a charge to the Account for Pruco Life of New Jersey’s federal income taxes.  We may charge such a fee in the future for any federal income taxes that would be attributable to the Contracts.

Daily Deduction from the Variable Investment Options

Each day we deduct a charge from the assets of the Variable Investment Options in an amount equivalent to an effective annual rate of up to 0.45%.  Currently, we charge 0.25%.  This charge is intended to compensate us for assuming mortality and expense risks under the Contract.  The mortality risk we assume is that insureds may live for shorter periods of time than we estimated when mortality charges were determined.  The expense risk we assume is that expenses incurred in issuing and administering the Contract will be greater than we estimated in fixing our administrative charges.  This charge is not assessed against amounts allocated to the Fixed Rate Option.

Surrender Charges

We assess a surrender charge if, during the first 10 Contract Years (or during the first 10 years of a Coverage Segment representing an increase in Basic Insurance Amount), the Contract lapses, is surrendered, or the Basic Insurance Amount is decreased (including as a result of a withdrawal or a Death Benefit type change).  These surrender charges compensate us for costs associated with the Contracts, such as: processing applications, conducting examinations, determining insurability and the insured’s rating class, and establishing records.  While the amount of the surrender charge decreases over time, it may be a substantial portion of, or even equal to, your Contract Fund.  We do not deduct a surrender charge from the Death Benefit if the insured dies during this period.

We deduct the maximum surrender charge that applies to your Contract in the early durations.  The maximum surrender charge we deduct ranges from $2.39 to $28.26 per $1,000 of Basic Insurance Amount.  For example, the maximum surrender charge for a Contract Owner, male age 35 in the Nonsmoker Plus underwriting class, with no riders is $8.37 per $1,000 of Basic Insurance Amount.  The range of maximum surrender charge is the same for segments representing an increase in Basic Insurance Amount.  Your actual charge will vary by duration, and the insured’s age, sex, and underwriting class.  A schedule showing maximum surrender charges for a full surrender occurring each year that a surrender charge may be payable is found in the Contract Data pages of your Contract.  The charge decreases to zero by the end of the 10th year for each Coverage Segment.

We will show a surrender charge threshold for each Coverage Segment in the Contract Data pages.  This threshold amount is the segment’s lowest coverage amount since its effective date.  If during the first 10 Contract Years (or during the first 10 years of a Coverage Segment representing an increase in Basic Insurance Amount), the Basic Insurance Amount is decreased (including as a result of a withdrawal or a change in type of Death Benefit), and the new Basic Insurance Amount for any Coverage Segment is below the threshold for that segment, we will deduct a percentage of the surrender charge for that segment.  The percentage will be the amount by which the new Coverage Segment is less than the threshold, divided by the Basic Insurance Amount at issue.  After this transaction, the threshold will be updated and a corresponding new surrender charge schedule will also be determined to reflect that portion of surrender charges deducted in the past.

Transaction Charges

(a)	We may charge a transaction fee of up to $25 for each transfer exceeding 12 in any Contract Year.

(b)	We charge a transaction fee equal to the lesser of $25 and 2% of the withdrawal amount in connection with each withdrawal.

(c)	We may charge a transaction fee of up to $25 for any change in Basic Insurance Amount. Currently, we do not charge for a change in the Basic Insurance Amount.

(d)	We charge a transaction fee of 3.5% of your Contract Fund amount for exercising the Overloan Protection Rider.

(e)	We charge a transaction fee of up to $150 for Living Needs Benefit payments.

Allocated Charges

You may select up to two Variable Investment Options from which we deduct your Contract's monthly charges.  Monthly charges include:  (1) monthly administrative charges, (2) COI charges, (3) any rider charges, and (4) any charge for substandard risk classification.  Allocations must be designated in whole percentages and total 100%.  For example, 33% can be selected but 331/3% cannot.  The Fixed Rate Option is not available as one of your allocation options.  See Monthly Deductions from the Contract Fund.

If there are insufficient funds in one or both of your selected Variable Investment Options to cover the monthly charges, the selected Variable Investment Option(s) will be reduced to zero.  Any remaining charge will generally be deducted from your other Variable Investment Options and the Fixed Rate Option proportionately to the dollar amount in each.  Furthermore, if you do not specify an allocation of monthly charges, we will generally deduct monthly charges proportionately from all your Variable Investment Options and the Fixed Rate Option.

Charges After Age 121

Beginning on the first Contract Anniversary on or after the insured’s 121st birthday, we will no longer accept premiums or deduct monthly charges from the Contract Fund.  You may continue the Contract until the insured's death, or until you surrender the Contract for its Cash Surrender Value.  You may continue to make transfers, loans and withdrawals, subject to the limitations on these transactions described elsewhere in this prospectus.  We will continue to make daily deductions for mortality and expense risk charges, and investment advisory fees if you have amounts in the Variable Investment Options.  Any Contract loan will remain outstanding and continue to accrue interest until it is repaid.

Portfolio Charges

We deduct charges from and pay expenses out of the Variable Investment Options as described in the Fund prospectuses.

Charges for Rider Coverage

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Accidental Death Benefit Rider - We deduct a monthly charge for this rider, which provides an additional Death Benefit if the insured’s death is accidental.  The charge ranges from $0.05 to $0.28 per $1,000 of coverage based on issue age and sex of the insured, and is charged until the first Contract Anniversary on or after the insured’s 100th birthday.

•
Children Level Term Rider - We deduct a monthly charge for this rider, which provides term life insurance on all dependent children that are covered under this rider.  The charge is $0.42 per $1,000 of coverage and is charged until the earliest of: the primary insured’s death, and the first Contract Anniversary on or after the primary insured’s 75th birthday, or you notify us to discontinue the rider coverage.

•
Disability Benefit Rider - We deduct a monthly charge for this rider, which pays certain amounts into the Contract if the insured is totally disabled.  The charge is based on issue age, sex, and underwriting class of the insured.  We charge up to 28.75% of the total disability benefit which is equal to the total charges deducted on each Monthly Date, and is charged until the first Contract Anniversary on or after the insured’s 60th birthday.

•	Living Needs Benefit Rider - We deduct a transaction fee of up to $150 for this rider if benefits are paid.

•	Overloan Protection Rider - We deduct a transaction fee of 3.5% of your Contract Fund amount if you exercise this rider.

PERSONS HAVING RIGHTS UNDER THE CONTRACT

Contract Owner

There are circumstances when the Contract Owner is not the insured.  There may also be more than one Contract Owner.  If the Contract Owner is not the insured or there is more than one Contract Owner, they will be named in an endorsement to the Contract.  This ownership arrangement will remain in effect unless you ask us to change it.

You may change the ownership of the Contract by sending us a request in a form that meets our needs.  We may ask you to send us the Contract to be endorsed.  If we receive your request in a form that meets our needs, and the Contract if we ask for it, we will file and record the change, and it will take effect as of the date the request is received in our Service Office.
While the insured is living, the Contract Owner is entitled to any Contract benefit and value.  Only the Contract Owner is entitled to exercise any right and privilege granted by the Contract or granted by us.  For example, the Contract Owner is entitled to surrender the Contract, access Contract values through loans or withdrawals, assign the Contract, and to name or change the beneficiary.

Beneficiary

The beneficiary is entitled to receive any benefit payable on the death of the insured.  You may designate or change a beneficiary by sending us a request in a form that meets our needs.  We may ask you to send us the Contract to be endorsed.  If we receive your request in a form that meets our needs, and the Contract if we ask for it, we will file and record the change and it will take effect as of the date you sign the request.  However, if we make any payment(s) before we receive the request, we will not have to make the payment(s) again.  When we are made aware of an assignment, we will recognize the assignee’s rights before any claim payments are made to the beneficiary.  When a beneficiary is designated, any relationship shown is to the insured, unless otherwise stated.

OTHER GENERAL CONTRACT PROVISIONS

Assignment

This Contract may not be assigned if the assignment would violate any federal, state or local law or regulation prohibiting sex distinct rates for insurance.  Generally, the Contract may not be assigned to an employee benefit plan or program without our consent. We assume no responsibility for the validity or sufficiency of any assignment.  We will not be obligated to comply with any assignment unless we receive a copy at a Service Office.

Incontestability

We will not contest the Contract after it has been in-force during the insured’s lifetime for two years from the issue date, the reinstatement date, or the effective date of any change made to the Contract that requires our approval and would increase our liability.

Misstatement of Age or Sex

If the insured's stated age or sex or both are incorrect in the Contract, we will adjust the Death Benefit payable and any amount to be paid, as required by law, to reflect the correct age and sex.  Any such benefit will be based on what the most recent deductions from the Contract Fund would have provided at the insured's correct age and sex.

Settlement Options

The Contract grants to most Contract Owners, or to the beneficiary, a variety of optional ways of receiving Contract proceeds.  Under the Contract, the Death Benefit may be paid in a single sum or under one of the optional modes of settlement.  Any Pruco Life of New Jersey representative authorized to sell this Contract can explain these options upon request.

Suicide Exclusion

Generally, if the insured, whether sane or insane, dies by suicide within two years from the Contract Date, the Contract will end and we will return the premiums paid, less any Contract Debt, and less any withdrawals.  Generally, if the insured, whether sane or insane, dies by suicide after two years from the issue date, but within two years of the effective date of an increase in the Basic Insurance Amount, we will pay, as to the increase in amount, no more than the sum of the premiums paid on and after the effective date of an increase.

RIDERS

Contract Owners may be able to obtain extra fixed benefits, which may require additional charges.  These optional insurance benefits will be described in what is known as a "rider" to the Contract.  Additionally, each Contract is issued with an attached Rider to Provide Lapse Protection that is not optional.  Charges applicable to the riders will be deducted from the Contract Fund on each Monthly Date, with the exception of the Rider to Provide Lapse Protection, the Overloan Protection Rider, and the Living Needs Benefit Rider.  For more details about each rider, see below.

The amounts of these benefits, except for the Disability Benefit Rider and the Rider to Provide Lapse Protection, do not depend on the performance of the Account, although they will no longer be available if the Contract lapses, or you choose to keep the Contract in-force under the Overloan Protection Rider.  Additional restrictions may apply and are clearly described in the applicable rider.  A Pruco Life of New Jersey representative can explain all of these extra benefits further.  We will provide samples of the provisions upon receiving a written request.

Rider to Provide Lapse Protection

Your Contract is issued with an attached Rider to Provide Lapse Protection.  Under the Rider to Provide Lapse Protection, we agree to keep your Contract in-force and guarantee that your Contract will not lapse, as long as the No-Lapse Guarantee Value is greater than zero.

At the Contract Date and on each Monthly Date, we will calculate your No-Lapse Guarantee Value (your No-Lapse Contract Fund, less any Contract Debt).  Your No-Lapse Contract Fund is the accumulated value of the prior No-Lapse Contract Fund, plus any no-lapse invested premium amounts, plus no-lapse interest, and minus a No-Lapse charge factor.  Additionally, the No-Lapse Contract Fund is adjusted for any withdrawals, loans, and administrative fees.  If the No-Lapse Guarantee Value is greater than zero, your Contract will remain in-force until the next Monthly Date, even if you experience poor investment results and your Net Cash Value falls to zero or less.

Under the Rider to Provide Lapse Protection, if we receive your initial premium within 30 days after the Contract Date, we apply it to your No-Lapse Contract Fund as if we received it on your Contract Date.  For any premium we receive in the 21-day period preceding a Contract Anniversary on which the sale charges decrease, we will subtract a no-lapse charge for sales expenses no greater than the amount we would subtract if that premium were received on the Contract Anniversary.

Your No-Lapse Guarantee Value is calculated solely to determine whether your Contract is in-force or in default.  These are not cash values that you realize by surrendering the Contract, nor are they payable Death Benefits, and they do not change your Contract values. The process to calculate your No-Lapse Guarantee Value is similar to the process that determines your actual contract values, however, the No-Lapse Guarantee Value will not be impacted by any investment loss or gain of the Contract Fund.

The charge factor used to determine the No-Lapse Guarantee Contract Fund and No-Lapse Guarantee Value will vary based on face amount, duration, age, sex, underwriting class, and extra ratings.  In addition, the charge factor is used only to determine whether your Contract is in default and does not affect your actual Contract values.  The charges that are specific to your Contract will appear in the section titled Lapse Protection Rider Data in your Contract.

The Contract is in default if the Contract Fund, less any applicable surrender charges and less any Contract Debt, is zero or less, unless it remains in-force under the Rider to Provide Lapse Protection as a result of having a No-Lapse Guarantee Value greater than zero.  If the Contract Fund, less any applicable surrender charges and less any Contract Debt, is zero or less and the No-Lapse Guarantee Value equals zero or less, your Contract will be in default.  If you take withdrawals and loans from your Contract, you increase the risk that your Contract will go into default.

Should any event occur that would cause your Contract to go into default or lapse, we will notify you of the required payment to keep your Contract in-force.  Your payment must be received at the Payment Office within the 61-day grace period after the notice of default is mailed or the Contract will end and have no value.  If you have an outstanding loan when your Contract lapses, you may have taxable income as a result.  See Tax Treatment of Contract Benefits - Pre-Death Distributions.  If your Contract lapses, and you meet the requirements to reinstate it, you will no longer have a Rider to Provide Lapse Protection.  See LAPSE AND REINSTATEMENT.

If you elected the Guideline Premium Test for the definition of life insurance test, you may not be able to pay enough to get the guarantee for the duration you desire without violating the definition of life insurance.   This is not true when choosing the Cash Value Accumulation Test for the definition of life insurance.  See PREMIUMS and Tax Treatment of Contract Benefits - Treatment as Life Insurance.

Overloan Protection Rider

The Overloan Protection Rider guarantees protection against lapse due to loans, even if the Contract Debt exceeds the accumulated Cash Surrender Value of your Contract.  Currently, the rider may be added only at the time your Contract is issued; however, this rider is not available on Contracts that have the Accidental Death Benefit Rider.  There is no charge for adding the Overloan Protection Rider to your policy, however, a one-time fee will apply when this rider is exercised.

The following eligibility requirements must be met to exercise the rider:

(1)	we must receive a written request in Good Order to exercise the rider benefits;
(2)	Contract Debt must exceed the Basic Insurance Amount;
(3)	the Contract must be in-force for the later of 15 years and the Contract Anniversary after the insured’s 75th birthday;
(4)	the Guideline Premium test must be used as the Contract’s definition of life insurance;
(5)	Contract Debt must be a minimum of 95% of the cash value;
(6)	the Cash Surrender Value must be sufficient to pay the cost of exercising the rider; and
(7)	your Contract must not be classified as a Modified Endowment Contract and must not qualify as a MEC as a result of exercising this rider.

We will send you a notification upon your becoming eligible for this benefit.

We deduct a transaction fee of 3.5% of your Contract Fund amount if you exercise this rider.

When you exercise the rider, the effective date will be the next date that monthly charges are deducted following our receipt of your request in Good Order at a Service Office.  The charges and benefits of other riders available under your Contract will be discontinued, except for the Living Needs Benefit Rider.  Any benefits you may currently be receiving under the Disability Benefit Rider will also be discontinued.

Any remaining unloaned Contract Fund value will be transferred to the fixed fund.  Additionally, fund transfers into or out of any of the Variable Investment Options will no longer be permitted.  Any Auto Rebalance, Dollar Cost Averaging, directed charges, or premium allocation instructions will be discontinued.

Premium payments will no longer be accepted for the Contract.  Instead, all payments received will be applied as loan or loan interest repayments.  We will no longer send any regularly scheduled bills, and Electronic Fund Transfer of Premium Payments will be cancelled.

If you have a Type B Death Benefit, we will change it to a Type A Death Benefit.  You will no longer be permitted to make Death Benefit changes as long as your Contract remains in-force under the Overloan Protection Rider.  The Basic Insurance Amount will be changed to the greater of the Type A Death Benefit and the amount of the Contract Debt multiplied by the Attained Age factor that applies.  The Attained Age factors are shown in your Contract.

Increases and decreases to your Basic Insurance Amount, rating reductions, and withdrawals, will no longer be permitted.

If you exercise this rider, you may no longer execute the Reduced Paid Up option.  Doing so would cause the Contract to be classified as a Modified Endowment Contract.

Other Optional Riders

We will not pay a benefit on any Accidental Death Benefit type rider or make payments for any disability type rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression.  This restriction includes service in the armed forces of any country at war.

Accidental Death Benefit Rider - The Accidental Death Benefit Rider provides an additional Death Benefit that is payable if the insured's death is accidental, as defined in the benefit provision.  This benefit will end on the earliest of: the end of the day before the first Contract Anniversary on or after the insured’s 100th birthday and the first Monthly Date on or after the date a request to discontinue the Rider is received in Good Order at a Service Office.  This rider is not available on Contracts that have the Overloan Protection Rider.

Children Level Term Rider - The Children Level Term Rider provides term life insurance coverage on the life of the insured's children.  The rider coverage will end on the earliest of: (1) the primary insured’s death, (2) the first Contract Anniversary on or after the primary insured’s 75th birthday, (3) the first Monthly Date on or after the date a request to discontinue the Rider is received in Good Order at a Service Office, (4) the first Contract Anniversary on or after the child’s 25th birthday, and (5) the date a rider is converted to a new Contract.

Disability Benefit Rider - The Disability Benefit Rider pays certain amounts into the Contract if the insured is totally disabled, as defined by the benefit provisions.  The rider coverage will end as of the first Contract Anniversary on or after the insured’s 60th birthday.

Living Needs Benefit Rider - The Living Needs BenefitSM Rider may be available on your Contract.  There is no charge for adding the benefit to a Contract.  However, when a claim is paid under this rider, a reduction for early payment is applied and a processing fee of up to $150 per Contract will be deducted.

The Living Needs Benefit allows you to elect to receive an accelerated payment of all or part of the Contract's Death Benefit, adjusted to reflect current value, at a time when certain special needs exist.  The adjusted Death Benefit will always be less than the Death Benefit, but will not be less than the Contract’s Cash Surrender Value.

The Terminal Illness Option is available on the Living Needs Benefit Rider when a licensed physician certifies the insured as terminally ill with a life expectancy of six months or less.  When that evidence is provided and confirmed by us, we will provide an accelerated payment of the portion of the Death Benefit selected by the Contract Owner as a Living Needs Benefit.  The Contract Owner will receive this benefit in a single sum.

All or part of the Contract's Death Benefit may be accelerated under the Living Needs Benefit.  If the benefit is only partially accelerated, a Death Benefit of at least $25,000 must remain under the Contract.  The minimum amount that may be accelerated for a Living Needs Benefit claim is $50,000.  However, we currently have an administrative practice to allow a reduced minimum of $25,000.  We reserve the right to discontinue this administrative practice in a non-discriminatory manner.

No benefit will be payable if you are required to elect it in order to meet the claims of creditors or to obtain a government benefit.  We can furnish details about the amount of Living Needs Benefit that is available to an eligible Contract Owner, and the effect on the Contract if less than the entire Death Benefit is accelerated.

You should consider whether adding this settlement option is appropriate in your given situation.  Adding the Living Needs Benefit to the Contract has no adverse consequences; however, electing to use it could.  With the exception of certain business-related Contracts, the Living Needs Benefit is excluded from income if the insured is terminally ill or chronically ill as defined in any applicable tax law (although the exclusion in the latter case may be limited).  You should consult a tax adviser before electing to receive this benefit.  Receipt of a Living Needs Benefit payment may also affect your eligibility for certain government benefits or entitlements.

REQUIREMENTS FOR ISSUANCE OF A CONTRACT

Generally, the Contract may be issued on insureds through age 85.  Currently, the minimum Basic Insurance Amount for a Contract issued for insureds ages 18 through 75 is $75,000 ($50,000 for insureds issue ages 0 through 17, $100,000 for insureds issue ages 76 through 80 and $250,000 for insureds issue ages 81 and above).  We may change the minimum Basic Insurance Amounts of the Contracts we will issue.

We require evidence of insurability, which may include a medical examination, before issuing any Contract. Preferred Best nonsmokers are offered more favorable cost of insurance rates than smokers.  We charge a higher cost of insurance rate and/or an extra amount if an additional mortality risk is involved.  We will not allow a change to your Contract if it will cause the Death Benefit to exceed our retention limits or violate any other underwriting rule.  These are the current underwriting requirements.  We reserve the right to change them on a non-discriminatory basis.

PREMIUMS

Minimum Initial Premium

The Contract offers flexibility in paying premiums.  The minimum initial premium is due on or before the Contract Date.  It is the premium needed to start the Contract.  The minimum initial premium is equal to 2.35 times the first month’s No-Lapse Contract Fund charge.  There is no insurance under the Contract unless the minimum initial premium is paid.  Thereafter, you decide when to make premium payments and, subject to a $25 minimum, in what amounts.

We may require an additional premium if adjustments to premium payments exceed the minimum initial premium or there are Contract Fund charges due on or before the payment date.  We reserve the right to refuse to accept any payment that increases the Death Benefit by more than it increases the Contract Fund.  Furthermore, there are circumstances under which the payment of premiums in amounts that are too large may cause the Contract to be characterized as a Modified Endowment Contract, which could be significantly disadvantageous.  If you make a payment that would cause the Contract to be characterized as a Modified Endowment Contract, we will send you a letter to advise you of your options.  Generally, you have 60 days from when we received your payment to remove the excess premiums and any accrued interest.  If you choose not to remove the excess premium and accrued interest, your Contract will become permanently characterized as a Modified Endowment Contract.  We will not accept a premium payment that exceeds the Guideline Premium limit if your Contract uses the Guideline Premium definition of life insurance.  See Tax Treatment of Contract Benefits.

Generally, your initial net premium is applied to your Contract as of the Contract Date.  If we do not receive your initial premium before the Contract Date, we apply the initial premium to your Contract as of the end of the Valuation Period in which it is received in Good Order at the Payment Office.

Available Types of Premium

After the minimum initial premium is paid, no other specific premiums are required and you have a certain amount of flexibility with respect to the amount and timing for future premium payments.  Two suggested patterns of premiums are described below.  Contracts with no riders or extra risk charges will have level premiums for each premium type described below.  Understanding them may help you understand how the Contract works.

•
The Single Premium No-Lapse Premium is a premium that, if paid on the Contract Date, will keep the Contract in-force during the lifetime of the insured, regardless of investment performance and assuming no loans or withdrawals.

•
The Lifetime Modal No-Lapse Premiums are premiums that, if paid on the Contract Date and each modal date up to the insured’s Attained Age 121, will keep the Contract in-force during the lifetime of the insured, regardless of investment performance and assuming no loans or withdrawals.

You should note that either one or both of the premiums defined above may not be payable as desired if you elect the Guideline Premium Test for the definition of life insurance test.  In that case, you may not be able to pay enough premium to obtain a guarantee for the duration you desire, without violating the definition of life insurance.   If a premium payment would otherwise cause the definition of life insurance test to be violated, we will return the portion of the premium in excess of the allowable amount.  This will not occur if you choose the Cash Value Accumulation Test as the definition of life insurance.  If the Contract subsequently enters default, we will tell you the amount you need to pay to keep the Contract in-force, and when you will need to pay that amount.  It’s important to know that these additional payment amounts could be substantial.  For an explanation of the Guideline Premium Test and the Cash Value Accumulation Test, see Tax Treatment of Contract Benefits - Treatment as Life Insurance.

We can bill you for the amount you select annually, semi-annually, or quarterly.  Because the Contract is a flexible premium Contract, there are no scheduled premium due dates.  When you receive a premium notice, you are not required to pay this amount, however, paying premiums in a different manner than described in a Contract illustration may shorten the duration of your lapse protection provided by the Rider to Provide Lapse Protection.  When you do make a premium payment, the minimum amount that we will accept is $25.

You may also pay premiums automatically through pre-authorized monthly electronic fund transfers from a bank checking account.  If you elect to use this feature, you choose the day of the month on which premiums will be paid and the premium amount.  We will then draft the same amount from your account on the same date each month.  When you apply for the Contract, you and your Pruco Life of New Jersey representative should discuss how frequently you would like to be billed (if at all) and for what amount.

Allocation of Premiums

On the later of the Contract Date and the end of the Valuation Period in which the initial premium is received, we deduct the charge for sales expenses and the premium based administrative charge from the initial premium.  The remainder of the initial premium and any other net premium received in Good Order at the Payment Office during the 10 day period (or longer if required by state regulation) following your receipt of the Contract will be allocated to the Money Market investment option, then the first monthly deductions are made.  After the 10th day (or longer if required by state regulation), these funds, adjusted for any investment results, will be transferred out of the Money Market investment option and allocated among the Variable Investment Options and/or the Fixed Rate Option according to your current premium allocation.  Your Contract may include Funds that are not currently accepting additional investments.  See The Pruco Life of New Jersey Variable Appreciable Account.  The transfer from the Money Market investment option on the 10th day following receipt of the Contract will not be counted as one of your 12 free transfers per Contract Year or the 20 transfers per calendar year described under Transfers/Restrictions on Transfers.  If the first premium is received before the Contract Date, there will be a period during which the Contract Owner's initial premium will not be invested.

The charge for sales expenses and the premium based administrative charge will also apply to all subsequent premium payments.  The remainder of each subsequent premium payment will be invested as of the end of the Valuation Period in which it is received in Good Order at the Payment Office, in accordance with the allocation you previously designated.  The “Valuation Period” means the period of time from one determination of the value of the amount invested in a Variable Investment Option to the next.  Such determinations are made when the net asset values of the Variable Investment Options are calculated, which is as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time).

Provided the Contract is neither in default, nor in-force under the provisions of the Overloan Protection Rider, you may change the way in which subsequent premiums are allocated by giving written notice to a Service Office, by our website, provided you are enrolled to use Prudential Online® Account Access, or by telephoning a Service Office, provided you are enrolled to use the Telephone Transfer System.  There is no charge for reallocating future premiums.  All percentage allocations must be in whole numbers.  For example, 33% can be selected but 33⅓% cannot.  Of course, the total allocation to all selected investment options must equal 100%.

Transfers/Restrictions on Transfers

You may, up to 12 times each Contract Year, transfer amounts among the Variable Investment Options or to the Fixed Rate Option.  Additional transfers may be made only with our consent.  Currently, we will allow you to make additional transfers.  For the first 20 transfers in a calendar year, you may transfer amounts by proper written notice to a Service Office, by our website, provided you are enrolled to use Prudential Online® Account Access, or by telephone, provided you are enrolled to use the Telephone Transfer System.  You will automatically be enrolled to use the Telephone Transfer System unless the Contract is jointly owned or you elect not to have this privilege. Telephone transfers may not be available on Contracts that are assigned, depending on the terms of the assignment.  See Assignment.

After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they are in a form that meets our needs, bear an original signature in ink, and are sent to us by U.S. regular mail.  After you have submitted 20 transfers in a calendar year, a subsequent transfer request by telephone, fax or electronic means will be rejected, even in the event that it is inadvertently processed.

Multiple transfers that occur during the same day, but prior to the end of the Valuation Period for that day, will be counted as a single transfer.

There is no transaction charge for the first 12 transfers per Contract Year among investment options.  We may charge up to $25 for each transfer made exceeding 12 in any Contract Year.

Currently, certain transfers effected systematically under a dollar cost averaging or an automatic rebalancing program do not count towards the limit of 12 transfers per Contract Year or the limit of 20 transfers per calendar year.  In the future, we may count such transfers towards the limit.

Transfers out of the Money Market investment option will not be made until 10 days after you receive the Contract.  Such transfers and any transfers due to any fund closures or mergers will not be considered towards the 12 transfers per Contract Year or the 20 transfers per calendar year.

You may also transfer amounts from the Variable Investment Option to the Fixed Rate Option at anytime within 18 months from the Contract Date, and within the later of 60 days from the effective date of a material change in the investment policy of a Variable Investment Option and 60 days from the notice of that change, with no restriction.  Such transfers do not count toward the 12 transfers allowed in each Contract Year.

Transfers among Variable Investment Options will take effect as of the end of the Valuation Period in which a transfer request is received in Good Order at a Service Office.  The request may be in terms of dollars, such as a request to transfer $5,000 from one Variable Investment Option to another, or may be in terms of a percentage reallocation among Variable Investment Options.  In the latter case, as with premium reallocations, the percentages must be in whole numbers.

We will use reasonable procedures, such as asking you to provide certain personal information provided on your application for insurance, to confirm that instructions given by telephone are genuine.  We will not be held liable for following telephone instructions that we reasonably believe to be genuine.  We cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

Only one transfer from the Fixed Rate Option will be permitted during each Contract Year.  The maximum amount per Contract you may transfer out of the Fixed Rate Option each year is the greater of:  (a) 25% of the amount in the Fixed Rate Option; and (b) $2,000.

If you exercise the Overloan Protection Rider, we will then transfer any amounts you have in the Variable Investment Options to the fixed rate investment option.  The transfer is not counted as one of the 12 transfers we allow per Contract Year and there is no charge.  Transfers out of the Fixed Rate Option and into the Variable Investment Options will not be permitted while your Contract is kept in-force under the Overloan Protection Rider.

The Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers.  Large or frequent transfers among Variable Investment Options in response to short-term fluctuations in markets, sometimes called “market timing”, can make it very difficult for Fund advisers/sub-advisers to manage the Variable Investment Options.  Large or frequent transfers may cause the Fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance to the disadvantage of other Contract Owners.  If we (in our own discretion) believe that a pattern of transfers or a specific transfer request, or group of transfer requests, may have a detrimental effect on the performance of the Variable Investment Options, or we are informed by a Fund (e.g., by the Fund’s adviser/sub-advisers) that the purchase or redemption of shares in the Variable Investment Option must be restricted because the Fund believes the transfer activity to which such purchase or redemption relates would have a detrimental effect on the performance of the affected Variable Investment Option, we may modify your right to make transfers by restricting the number, timing, and amount of transfers.  We reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Contract Owner.  We will immediately notify you at the time of a transfer request if we exercise this right.

Any restrictions on transfers will be applied in a uniform manner to all persons who own Contracts like this one, and will not be waived.  However, due to the discretion involved in any decision to exercise our right to restrict transfers, it is possible that some Contract Owners may be able to effect transactions that could affect Fund performance to the disadvantage of other Contract Owners.

In addition, Contract Owners who own variable life insurance or variable annuity Contracts that do not impose the transfer restrictions described above, might make more numerous and frequent transfers than Contract Owners who are subject to such limitations.  Contract Owners who are not subject to the same transfer restrictions may have the same underlying Variable Investment Options available to them, and unfavorable consequences associated with such frequent trading within the underlying Variable Investment Option (e.g., greater Portfolio turnover, higher transaction costs, or performance or tax issues) may affect all Contract Owners.

The Funds have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce these policies and procedures.  The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted.  Under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Contract Owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the excessive trading policies established by the Fund.  In addition, you should be aware that some Funds may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans.  The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants.  The omnibus nature of these orders may limit the Funds in their ability to apply their excessive trading policies and procedures.  In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations.  For these reasons, we cannot guarantee that the Funds (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds.

The Funds may assess a short term trading fee in connection with a transfer out of any available Variable Investment Option if the transfer occurs within a certain number of days following the date of allocation to the Variable Investment Option.  Each Fund determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Fund and is not retained by us.  The fee will be deducted from your Contract Value to the extent allowed by law.  At present, no Fund has adopted a short-term trading fee.

Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

Dollar Cost Averaging

As an administrative practice, we are currently offering a feature called Dollar Cost Averaging ("DCA").  Under this feature, either fixed dollar amounts or a percentage of the amount designated for use under the DCA option will be transferred periodically from the DCA Money Market investment option into other Variable Investment Options available under the Contract, excluding the Fixed Rate Option and any Funds that are not currently accepting additional investments.  See The Pruco Life of New Jersey Variable Appreciable Account section.  If DCA allocates money to a Fund at a time when the Fund no longer accepts additional investments, automatic transfers to that Fund will be directed to the Money Market Portfolio. You may choose to have periodic transfers made monthly or quarterly.  DCA transfers will not begin until the Monthly Date after 10 days following your receipt of the Contract.

Each automatic transfer will take effect as of the end of the Valuation Period on the date coinciding with the periodic timing you designate provided the New York Stock Exchange is open on that date.  If the New York Stock Exchange is not open on that date, or if the date does not occur in that particular month, the transfer will take effect as of the end of the Valuation Period, which immediately follows that date.  Automatic transfers will continue until: (1) $50 or less remains of the amount designated for Dollar Cost Averaging, at which time the remaining amount will be transferred; or (2) you give us notification of a change in DCA allocation or cancellation of the feature.  Currently, a transfer that occurs under the DCA feature is not counted towards the 20 transfers permitted each calendar year or the 12 free transfers permitted each Contract Year.  We reserve the right to change this practice, modify the requirements, or discontinue the feature.  Dollar cost averaging will not be available on Contracts kept in-force under the provisions of the Overloan Protection Rider.

Auto-Rebalancing

As an administrative practice, we are currently offering a feature called Auto-Rebalancing.  This feature allows you to automatically rebalance Variable Investment Option assets at specified intervals based on percentage allocations that you choose. For example, suppose your initial investment allocation of Variable Investment Options X and Y is split 40% and 60%, respectively, and investment results cause that split to change.  You may instruct that those assets be rebalanced to your original or different allocation percentages.  Auto-Rebalancing is not available until the Monthly Date after 10 days following your receipt of the Contract.

Auto-Rebalancing can be performed on a quarterly, semi-annual, or annual basis.  Each rebalance will take effect as of the end of the Valuation Period on the date coinciding with the periodic timing you designate, provided the New York Stock Exchange is open on that date.  If the New York Stock Exchange is not open on that date, or if the date does not occur in that particular month, the transfer will take effect as of the end of the Valuation Period immediately following that date.  The Fixed Rate Option cannot participate in this administrative procedure, nor can any Funds that are no longer accepting additional investments.  See The Pruco Life of New Jersey Variable Appreciable Account section.  If Auto-Rebalancing involves allocating to a Fund that became closed to additional investments, the Auto-Rebalancing feature will be turned off.  Currently, a transfer that occurs under the Auto-Rebalancing feature is not counted towards the 20 transfers permitted each calendar year or the 12 free transfers permitted each Contract Year.  We reserve the right to change this practice, modify the requirements, or discontinue the feature.  Auto-rebalancing will not be available on Contracts kept in-force under the provisions of the Overloan Protection Rider.

DEATH BENEFITS

Contract Date

There is no insurance under this Contract until the minimum initial premium is paid.  If a medical examination is required, the Contract Date will ordinarily be the date the examination is completed.  Under certain circumstances, we may allow the Contract to be backdated up to six months prior to the application date for the purpose of lowering the insured's issue age.  This may be advantageous for some Contract Owners as a lower issue age may result in lower current charges.

When Proceeds Are Paid

Generally, we will pay any Death Benefit, Cash Surrender Value, loan proceeds or withdrawal within seven days after all the documents required for such a payment are received in Good Order at a Service Office.  Other than the Death Benefit, which is determined as of the date of death, the amount will be determined as of the end of the Valuation Period in which the necessary documents are received in Good Order at a Service Office.  However, we may delay payment of proceeds from the Variable Investment Option[s] and the variable portion of the Death Benefit due under the Contract if the disposal or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.

We have the right to delay payment of the Cash Surrender Value attributable to the Fixed Rate Option for up to six months, including surrenders of fixed reduced paid-up Contracts.  We will pay interest of at least 1.5% per year if such a payment is delayed for more than 10 days.

Death Claim Settlement Options

The beneficiary may choose to receive death claim proceeds by any of the settlement options described in the Contract or by payment of a lump sum check.  In addition to the settlement options described in your Contract, currently, in certain circumstances, the beneficiary may choose the payment of death claim proceeds by way of Prudential's Alliance Account settlement option (the "Alliance Account").  If the Alliance Account is selected, Prudential will provide a kit to the beneficiary, which includes: (1) an account confirmation describing the death claim proceeds, the current interest rate, and the terms of the Alliance Account; and (2) a guide that explains how the Alliance Account works.  Amounts in an Alliance Account may be withdrawn by the beneficiary at any time.  Any Pruco Life of New Jersey representative authorized to sell this Contract can explain this option upon request.

Types of Death Benefit

You may select from two types of Death Benefit at issue.  A Contract with a Type A (fixed) Death Benefit has a Death Benefit, which will generally equal the Basic Insurance Amount.  Favorable investment results and additional premium payments will generally increase the Cash Surrender Value and decrease the net amount at risk and result in lower charges. This type of Death Benefit does not vary with the investment performance of the investment options you selected, except when the premiums you pay or favorable investment performance causes the Contract Fund to grow to the point where we may increase the Death Benefit to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance.  See How a Contract's Cash Surrender Value Will Vary.

A Contract with a Type B (variable) Death Benefit has a Death Benefit, which will generally equal the Basic Insurance Amount plus the Contract Fund.  Favorable investment performance and additional premium payments will generally increase your Contract's Death Benefit and Cash Surrender Value.  However, the increase in the Cash Surrender Value for a Contract with a Type B (variable) Death Benefit may be less than the increase in Cash Surrender Value for a Contract with a Type A (fixed) Death Benefit because a Type B Contract has a greater cost of insurance charge due to a greater net amount at risk.  As long as the Contract is not in default, there have been no withdrawals, and there is no Contract Debt, the Death Benefit may not fall below the Basic Insurance Amount stated in the Contract.  We may increase the Death Benefit to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance. See How a Contract's Cash Surrender Value Will Vary.

Contract Owners of a Contract with a Type A Death Benefit should note that any withdrawal may result in a reduction of the Basic Insurance Amount and the deduction of any applicable surrender charges.  We will not allow you to make a withdrawal that will decrease the Basic Insurance Amount below the minimum Basic Insurance Amount.  For a Contract with a Type B Death Benefit, withdrawals will not change the Basic Insurance Amount.  See Withdrawals.

The way in which the Cash Surrender Value and Death Benefit will change depends significantly upon the investment results that are actually achieved.

Changing the Type of Death Benefit

You may change the type of Death Benefit any time after issue and subject to our approval.  We will increase or decrease the Basic Insurance Amount so that the Death Benefit immediately after the change matches the Death Benefit immediately before the change. The Basic Insurance Amount after a change may not be lower than the minimum Basic Insurance Amount applicable to the Contract.  See REQUIREMENTS FOR ISSUANCE OF A CONTRACT.  We may deduct a transaction charge of up to $25 for any change in the Basic Insurance Amount, although we do not currently do so.  A type change that reduces the Basic Insurance Amount may result in the assessment of surrender charges.  See CHARGES AND EXPENSES.

If you are changing your Contract from a Type A Death Benefit to a Type B Death Benefit, we will reduce the Basic Insurance Amount by the amount in your Contract Fund on the date the change takes place.

If you are changing your Contract from a Type B Death Benefit to a Type A Death Benefit, we will increase the Basic Insurance Amount by the amount in your Contract Fund on the date the change takes place.  We will not allow a change to your Contract if it will cause the Death Benefit to exceed our retention limits or violate any other underwriting rule.

The following chart illustrates the changes in Basic Insurance Amount with each change of Death Benefit type described above.  The chart assumes a $50,000 Contract Fund and a $300,000 Death Benefit.

	Changing the Death Benefit from Type A Type B	Changing the Death Benefit from Type B Type A
Basic Insurance Amount	$300,000 → $250,000	$250,000 → $300,000
Contract Fund	$50,000 → $50,000	$50,000 → $50,000
Death Benefit*	$300,000 → $300,000	$300,000 → $300,000
* assuming there is no Contract Debt

You may request a change in the type of Death Benefit by sending us a request in a form that meets our needs.  If the change is approved, we will re-calculate the Contract's charges and appropriate tables and send you new Contract Data pages.  We may require you to send us your Contract before making the change.  There may be circumstances under which a change in the Death Benefit type may cause the Contract to be classified as a Modified Endowment Contract, which could be significantly disadvantageous.  See Tax Treatment of Contract Benefits.

Increases in Basic Insurance Amount

After your first Contract Anniversary, you may increase the amount of insurance by increasing the Basic Insurance Amount of the Contract, thus, creating an additional Coverage Segment.  The increase will be subject to the underwriting requirements we determine.

The following conditions must be met:

(1)	you must ask for the change in a form that meets our needs;
(2)	the amount of the increase must be at least equal to the minimum increase in Basic Insurance Amount shown under Contract Limitations in your Contract Data pages;
(3)	you must prove to us that the insured is insurable for any increase;
(4)	the Contract must not be in default;
(5)	we must not be paying premiums into the Contract as a result of the insured's total disability;
(6)	if we ask you to do so, you must send us the Contract to be endorsed; and
(7)	your Contract must not be in-force under the provisions of the Overloan Protection Rider.

If we approve the change, we will send you new Contract Data pages showing the amount and effective date of the change and the re-calculated charges, values and limitations.  If the insured is not living on the effective date, the change will not take effect.  Currently, no transaction charge is being made in connection with an increase in Basic Insurance Amount.  However, we reserve the right to charge such a fee in an amount of up to $25.

Currently, we charge 4% of premiums for sales expenses in the first four Contract Years, 3% in Contract Years five through 10, and zero thereafter, of each Coverage Segment.

See the definition of Contract Year for an increase in Basic Insurance Amount under DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS.

Each Coverage Segment will have its own surrender charge period beginning on that segment’s effective date and its own surrender charge threshold.  The surrender charge threshold is the segment’s lowest coverage amount since its effective date.  See Decreases in Basic Insurance Amount and Surrender Charges.

The maximum COI rates for a Coverage Segment representing an increase in Basic Insurance Amount are based upon 2001 CSO Mortality Tables, the age at the effective date of the increase and the number of years since then, sex, underwriting class, smoker/nonsmoker status, and extra rating class, if any.  The net amount at risk for the whole Contract (the Death Benefit minus the Contract Fund) is allocated to each Coverage Segment based on the proportion of its Basic Insurance Amount to the total of all Coverage Segments.  In addition, the Attained Age factor for a Contract with an increase in Basic Insurance Amount is based on the insured's Attained Age for the initial Coverage Segment.

If you elect to increase the Basic Insurance Amount of your Contract, you will receive a "free-look" right that will apply only to the increase in Basic Insurance Amount, not the entire Contract.  This right is comparable to the right afforded to the purchaser of a new Contract, except that, any COI charge for the increase in the Basic Insurance Amount will be returned to the Contract Fund instead of a refund of premium.  Generally, the "free-look" right must be exercised no later than 10 days after receipt of the Contract with an increase.

Payment of a significant premium in conjunction with an increase in Basic Insurance Amount may cause the Contract to be classified as a Modified Endowment Contract.  See Tax Treatment of Contract Benefits.  Therefore, before increasing the Basic Insurance Amount, you should consult with your tax adviser and your Pruco Life of New Jersey representative.

Decreases in Basic Insurance Amount

You have the option of decreasing the Basic Insurance Amount of your Contract without withdrawing any Cash Surrender Value.  If a change in circumstances causes you to determine that your amount of insurance is greater than needed, a decrease will reduce your insurance protection and the monthly deductions for the cost of insurance.

The following conditions must be met:

(1)	the amount of the decrease must be at least equal to the minimum decrease in the Basic Insurance Amount shown under Contract Limitations in your Contract Data pages;
(2)	the Basic Insurance Amount after the decrease must be at least equal to the minimum Basic Insurance Amount shown under Contract Limitations in your Contract Data pages;
(3)	the Contract must not be in default;

(4)	the surrender charge on the decrease, if any, plus any transaction charge for the decrease may not exceed the Contract Fund;
(5)	if we ask you to do so, you must send us the Contract to be endorsed; and
(6)	your Contract must not be in-force under the provisions of the Overloan Protection Rider.

If we approve the decrease, we will send you new Contract Data pages showing the amount and effective date of the change and the re-calculated charges, values, and limitations.  Currently, no transaction charge is being made in connection with a decrease in the Basic Insurance Amount.  However, we reserve the right to charge such a fee in an amount of up to $25.

For Contracts with more than one Coverage Segment, a decrease in Basic Insurance Amount will reduce each Coverage Segment based on the proportion of each Coverage Segment amount to the total of all Coverage Segment amounts before the decrease.  Each Coverage Segment will have its own surrender charge threshold equal to the segment’s lowest coverage amount since its effective date.  If the decrease in Basic Insurance Amount reduces a Coverage Segment to an amount less than its surrender charge threshold, we will deduct a surrender charge.  See Surrender Charges.

We may decline a decrease in the Basic Insurance Amount if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code.  See Tax Treatment of Contract Benefits.

It is important to note, however, that if the Basic Insurance Amount is decreased, there is a possibility that the Contract will be classified as a Modified Endowment Contract.  See Tax Treatment of Contract Benefits.  You should consult with your tax adviser and your Pruco Life of New Jersey representative before requesting any decrease in Basic Insurance Amount.

CONTRACT VALUES

Surrender of a Contract

You may surrender your Contract at any time for its Cash Surrender Value (referred to as Net Cash Value in the Contract) while the insured is living.  To surrender your Contract, we may require you to deliver or mail the following items in Good Order to a Service Office; the Contract, a signed request for surrender, and any tax withholding information required under federal or state law.  Generally, we will pay your Contract’s Cash Surrender Value within seven days after all the documents required for such a payment are received in Good Order at a Service Office.  Surrender of a Contract may have tax consequences.  See Tax Treatment of Contract Benefits.

Fixed reduced paid-up insurance is an alternative to surrendering your Contract.  Fixed reduced paid-up insurance provides paid-up insurance, the amount of which will be paid when the insured dies.  There will be cash values and loan values.  The loan interest rate for fixed reduced paid-up insurance is 5.5%.  Upon surrender of the Contract, the amount of fixed reduced paid-up insurance depends upon the Cash Surrender Value and the insured’s issue age, sex, smoker/nonsmoker status, and the length of time since the Contract Date.

Additional requirements exist if you are exchanging your Contract for a new one at another insurance company.  Specifically, we require a properly signed assignment to change ownership of your Contract to the new insurer and a request for surrender, signed by an authorized officer of the new insurer.  The new insurer should submit these documents directly to Pruco Life of New Jersey by sending them in Good Order to our Service Office.  Generally, we will pay your Contract’s cash surrender value to the new insurer within seven days after all the documents required for such a payment are received in Good Order at our Service Office.

How a Contract's Cash Surrender Value Will Vary

The Cash Surrender Value will be determined as of the end of the Valuation Period in which a surrender request is received in Good Order at a Service Office.  The Contract's Cash Surrender Value on any date will be the Contract Fund less any applicable surrender charges and less any Contract Debt.  The Contract Fund value changes daily, reflecting:

(1)	increases or decreases in the value of the Variable Investment Option[s];
(2)	interest credited on any amounts allocated to the Fixed Rate Option;
(3)	interest credited on any loan; and
(4)	the daily asset charge for mortality and expense risks assessed against the Variable Investment Options.

The Contract Fund value also changes to reflect the receipt of premium payments after any charges are deducted and the monthly deductions described under CHARGES AND EXPENSES.  Upon request, we will tell you the Cash Surrender Value of your Contract.  It is possible for the Cash Surrender Value of a Contract to decline to zero because of unfavorable investment performance or outstanding Contract Debt.

Loans

You may borrow an amount up to the current loan value of your Contract less any existing Contract Debt using the Contract as the only security for the loan.  The loan value at any time is equal to the sum of (1) 99% of the portion of the cash value attributable to the Variable Investment Options and (2) the balance of the cash value, provided the Contract is not in default.  The cash value is equal to the Contract Fund less any surrender charge.  A Contract in default has no loan value.  There is no minimum loan amount.

Interest charged on a loan accrues daily.  We charge interest on the full loan amount, including all unpaid interest.  Interest is due on each Contract Anniversary or when the loan is paid back, whichever comes first.  If interest is not paid when due, we will increase the loan amount by any unpaid interest.  We charge interest at an effective annual rate of 4% for standard loans.

A portion of any amount you borrow on or after the 10th Contract Anniversary may be considered a preferred loan. The maximum preferred loan amount is the total amount you may borrow minus the total net premiums paid (net premiums equal premiums paid less total withdrawals, if any).  If the net premium amount is less than zero, we will, for purposes of this calculation, consider it to be zero.  On the 10th Contract Anniversary and each Contract Anniversary thereafter, if the insured is living and the Contract is not in default, any existing loan amount will automatically be converted to a preferred loan to the extent that there is a preferred loan amount available.  Preferred loans are charged interest at an effective annual rate of 3.10%.

When a loan is made, an amount equal to the loan proceeds is transferred out of the Variable Investment Options and/or the Fixed Rate Option, as applicable.  Unless you ask us to take the loan amount from specific Variable Investment Options and we agree, the reduction will be made in the same proportions as the value in each Variable Investment Option and the Fixed Rate Option bears to the total value of the Contract.  While a loan is outstanding, the amount that was transferred will continue to be treated as part of the Contract Fund.  It will be credited with interest at an effective annual rate of 3%.  Generally on each Monthly Date, we will increase the portion of the Contract Fund in the investment options by interest credits accrued on the loan since the last Monthly Date.

The Contract Debt is the amount of all outstanding loans plus any interest accrued, but not yet due.  If, on any Monthly Date, the Contract Debt equals or exceeds the Contract Fund, less any applicable surrender charges, the Contract will go into default, unless it remains in-force under the Rider to Provide Lapse Protection as a result of having a No-Lapse Guarantee Value greater than zero.  It is important to note, that loans reduce your No-Lapse Guarantee Value to the same extent that they reduce your Cash Surrender Value.  We will notify you of a 61-day grace period, within which time you may pay enough to obtain a positive No-Lapse Guarantee Value and thus keep the Contract in-force until your next Monthly Date.  If you send us a payment during the grace period and we receive it after a Monthly Date has occurred, we will credit interest to the Contract Fund from the date your Contract went into default to the date we received your payment, and then return to crediting interest on subsequent Monthly Dates.  If the Contract lapses or is surrendered, the amount of unpaid Contract Debt will be treated as a distribution and will be immediately taxable to the extent of gain in the Contract.  Reinstatement of the Contract after lapse will not eliminate the taxable income, which we are required to report to the Internal Revenue Service.  See LAPSE AND REINSTATEMENT and Tax Treatment of Contract Benefits - Pre-Death Distributions.

If your Contract includes the Overloan Protection Rider and you meet the requirements to exercise the rider, you may have protection against lapse due to excessive Contract Debt.  See the Riders - Overloan Protection Rider section.

Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax. However, you should know that the Internal Revenue Service may take the position that the loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and the Contract’s crediting rate.  Distributions are subject to income tax.  Were the Internal Revenue Service to take this position, we would take reasonable steps to attempt to avoid this result, including modifying the Contract’s loan provisions, but cannot guarantee that such efforts would be successful.

Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income.  See Tax Treatment of Contract Benefits.

Any Contract Debt will directly reduce a Contract's Cash Surrender Value and will be subtracted from the Death Benefit to determine the amount payable.  In addition, even if the loan is fully repaid, it may have an effect on future Death Benefits because the investment results of the selected investment options will apply only to the amount remaining invested under those options.  The longer the loan is outstanding, the greater the effect is likely to be.  The effect could be favorable or unfavorable.  If investment results are greater than the rate being credited on the amount of the loan while the loan is outstanding, values under the Contract will not increase as rapidly as they would have if no loan had been made.  If investment results are below that rate, Contract values will be higher than they would have been had no loan been made.

Loan repayments are applied to reduce the total outstanding Contract Debt, which is equal to the principal plus accrued interest.  Interest accrues daily on the total outstanding Contract Debt, and making a loan repayment will reduce the amount of interest accruing.

Loan repayments will be applied towards the loan according to when they are received.  Loan interest is due 21 days prior to your Contract Anniversary.  If we receive your loan repayment within 21 days prior to your Contract Anniversary, we will apply the repayment towards interest due on a standard loan first, then towards the interest due on a preferred loan, if applicable.  Any loan repayment amount exceeding the interest due is applied towards the existing principal amount of a standard loan first, then towards the principal amount of a preferred loan, if applicable.

If we receive your loan repayment at any time outside of 21 days prior to your Contract Anniversary, we will apply the repayment towards the principal amount of a standard loan first, then to the principal amount of a preferred loan, if applicable.  We will apply the remainder of the loan repayment towards the interest due on a standard loan, then towards the interest due on a preferred loan, if applicable.

When you repay all or part of a loan, we will increase the portion of the Contract Fund in the investment options by the amount of the loan you repay plus interest credits accrued on the loan since the last transaction date.  Any loan repayment amounts will also be reflected in your No-Lapse Guarantee Value.  We will apply the loan repayment to the investment allocation used for future premium payments as of the loan repayment date.  If loan interest is paid when due, it will not change the portion of the Contract Fund allocated to the investment options.  We reserve the right to change the manner in which we allocate loan repayments.

Withdrawals

You may withdraw a portion of the Contract's Cash Surrender Value without surrendering the Contract, subject to the following restrictions:

(a)	We must receive a request for the withdrawal in a form that meets our needs.
(b)	Your Contract’s Cash Surrender Value after the withdrawal may not be less than or equal to zero after deducting any charges associated with the withdrawal.
(c)	The Cash Surrender Value after the withdrawal must be an amount that we estimate will be sufficient to cover two months of Contract Fund deductions.
(d)	The withdrawal amount must be at least $500.
(e)	The Basic Insurance Amount after withdrawals must be at least equal to the minimum Basic Insurance Amount shown in the Contract.
(f)	Your Contract must not be in-force under the provisions of the Overloan Protection Rider.

There is a transaction fee for each withdrawal, which is the lesser of: (a) $25 and; (b) 2% of the withdrawal amount.  A withdrawal may not be repaid except as a premium subject to the applicable charges.  Upon request, we will tell you how much you may withdraw.  Withdrawal of the Cash Surrender Value may have tax consequences.  See Tax Treatment of Contract Benefits.

Whenever a withdrawal is made, the Death Benefit will immediately be reduced by at least the amount of the withdrawal.  Withdrawals under a Contract with a Type B (variable) Death Benefit will not change the Basic Insurance Amount.  However, under a Contract with a Type A (fixed) Death Benefit, the withdrawal may require a reduction in the Basic Insurance Amount.  If a decrease in Basic Insurance Amount reduces a Coverage Segment below its surrender charge threshold, a surrender charge may be deducted.  See Surrender Charges.  No withdrawal will be permitted under a Contract with a Type A (fixed) Death Benefit if it would result in a Basic Insurance Amount of less than the minimum Basic Insurance Amount shown under Contract Limitations in your Contract Data pages.  It is important to note, however, that if the Basic Insurance Amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract.  Before making any withdrawal that causes a decrease in Basic Insurance Amount, you should consult with your tax adviser and your Pruco Life of New Jersey representative.  See Tax Treatment of Contract Benefits.

Currently, we will provide an authorization form if your withdrawal request causes a decrease in Basic Insurance Amount that results in your Contract being classified as a Modified Endowment Contract.  The authorization form will confirm that you are aware of your Contract becoming a Modified Endowment Contract if the transaction is completed.  We will complete the transaction and send a confirmation notice after we receive the completed authorization form in Good Order at a Service Office.

When a withdrawal is made, the Contract Fund is reduced by the withdrawal amount and any charges associated with the withdrawal.  An amount equal to the reduction in the Contract Fund will be withdrawn proportionally from the investment options unless you direct otherwise.  Withdrawal of any portion of the Cash Surrender Value increases the risk that the Contract Fund may be insufficient to provide Contract benefits.  If such a withdrawal is followed by unfavorable investment experience, the Contract may go into default.  Withdrawals may also affect whether a Contract is kept in-force under the Rider to Provide Lapse Protection, since withdrawals and their associated charges will decrease your No-Lapse Guarantee Value.  See Rider to Provide Lapse Protection.

Generally, we will pay any withdrawal amount within seven days after all the documents required for such a payment are received in Good Order at a Service Office.  See When Proceeds Are Paid.

A Contract returned during the “free-look” period shall be deemed void from the beginning, and not considered a surrender or withdrawal.

LAPSE AND REINSTATEMENT

We will determine the value of the Contract Fund on each Monthly Date.  If the Contract Fund, less any applicable surrender charges and less any Contract Debt, is zero or less, the Contract is in default, unless it remains in-force under the Rider to Provide Lapse Protection.  See Rider to Provide Lapse Protection.  Should this happen, we will send you a notice of default setting forth the payment which we estimate will keep the Contract in-force for three months from the date of default.  This payment must be received at the Payment Office within the 61-day grace period after the notice of default is mailed or the Contract will end and have no value.  A Contract that lapses with an outstanding Contract loan may have tax consequences.  See Tax Treatment of Contract Benefits.  We reserve the right to change the requirements to reinstate a lapsed Contract.

A Contract that ended in default may be reinstated within five years from the date of default, if the following conditions are met:

(1)	we receive a written request for reinstatement;
(2)	renewed evidence of insurability is provided on the insured;
(3)	submission of certain payments sufficient to bring the Contract up to date plus a premium that we estimate will cover all charges and deductions for three months from the date of reinstatement; and
(4)	the Insured is living on the date the Contract is reinstated.

The reinstatement date will be the date we approve your request.  We will deduct all required charges from your payment and the balance will be placed into your Contract Fund.  If we approve the reinstatement, we will credit the Contract Fund with an amount equal to the surrender charge applicable as of the date of reinstatement.  If your Contract is reinstated after lapse, the benefits under the Rider to Provide Lapse Protection will no longer be available.

TAXES

Tax Treatment of Contract Benefits

This summary provides general information on the federal income tax treatment of the Contract.  It is not a complete statement of what the federal income taxes will be in all circumstances.  It is based on current law and interpretations, which may change.  It does not cover state taxes or other taxes.  It is not intended as tax advice.  You should consult your own tax adviser for complete information and advice.

Treatment as Life Insurance.  The Contract must meet certain requirements to qualify as life insurance for tax purposes.  These requirements include certain definitional tests and rules for diversification of the Contract’s investments.  For further information on the diversification requirements, see Taxation of the Fund in the statement of additional information for the Series Fund.

In order to meet the definition of life insurance rules for federal income tax purposes, the Contract must satisfy one of the two following tests:  (1) Cash Value Accumulation Test or (2) Guideline Premium Test.  At issue, the Contract Owner chooses which of these two tests will apply to their Contract.  This choice cannot be changed thereafter.

Under the Cash Value Accumulation Test, the Contract must maintain a minimum ratio of Death Benefit to cash value. Therefore, in order to ensure that the Contract qualifies as life insurance, the Contract's Death Benefit may increase as the Contract Fund value increases.  The Death Benefit, at all times, must be at least equal to the Contract Fund multiplied by the applicable Attained Age factor.  A listing of Attained Age factors can be found on your Contract Data pages.

Under the Guideline Premium Test, there is a limit as to the amount of premium that can be paid into the Contract in relation to the Death Benefit.  In addition, there is a minimum ratio of Death Benefit to cash value associated with this test.  This ratio, however, is less than the required ratio under the Cash Value Accumulation Test.  Therefore, the Death Benefit required under this test is generally lower than that of the Cash Value Accumulation Test.

The selection of the definition of life insurance test most appropriate for you is dependent on several factors, including the insured’s age at issue, actual Contract earnings, and whether or not the Contract is classified as a Modified Endowment Contract.  In addition, the Guideline Premium Test is required for the definition of life insurance if you choose to have the Overloan Protection Rider.  See the Riders - Overloan Protection Rider section.  You should consult your own tax adviser for complete information and advice with respect to the selection of the definition of life insurance test.

We believe we have taken adequate steps to insure that the Contract qualifies as life insurance for tax purposes. Generally speaking, this means that:

•	you will not be taxed on the growth of the funds in the Contract, unless you receive a distribution from the Contract, or if the Contract lapses or is surrendered, and

•	the Contract's Death Benefit will generally be income tax free to your beneficiary. However, your Death Benefit may be subject to estate taxes, and

•	we may refuse to accept any payment that increases the Death Benefit by more than it increases the Contract Fund.

Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract Owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.

Pre-Death Distributions.  The tax treatment of any distribution you receive before the insured’s death depends on whether the Contract is classified as a Modified Endowment Contract.

Contracts Not Classified as Modified Endowment Contracts

•
If you surrender the Contract or allow it to lapse, you will be taxed on the amount you received in excess of the premiums you paid less the untaxed portion of any prior withdrawals.  For this purpose, you will be treated as receiving any portion of the Cash Surrender Value used to repay Contract Debt. In other words, you will immediately have taxable income to the extent of gain in the Contract.  Reinstatement of the Contract after lapse will not eliminate the taxable income, which we are required to report to the Internal Revenue Service.  The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

•
Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Contract less the untaxed portion of any prior withdrawals.  However, under some limited circumstances, in the first 15 Contract Years, all or a portion of a withdrawal may be taxed if the Contract Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

•	Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Contract for the purposes of determining whether a withdrawal is taxable.

•
Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax.  However, you should know that the Internal Revenue Service may take the position that the preferred loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and Contract’s crediting rate.  Were the Internal Revenue Service to take this position, we would take reasonable steps to avoid this result, including modifying the Contract’s loan provisions.

Modified Endowment Contracts

•
The rules change if the Contract is classified as a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the Basic Insurance Amount is made (or a rider removed).  The addition of a rider or an increase in the Basic Insurance Amount may also cause the Contract to be classified as a Modified Endowment Contract if a significant premium is paid in conjunction with an increase or the addition of a rider.  We will notify you if a premium or a change in Basic Insurance Amount would cause the Contract to become a Modified Endowment Contract, and advise you of your options.  You should first consult a tax adviser and your Pruco Life of New Jersey representative if you are contemplating any of these steps.

•
If the Contract is classified as a Modified Endowment Contract, then amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income.  An assignment of a Modified Endowment Contract is taxable in the same way.  These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

•
Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity.  It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

•	All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.

Investor Control. Treasury Department regulations do not provide specific guidance concerning the extent to which you may direct your investment in the particular Variable Investment Options without causing you, instead of Pruco Life of New Jersey, to be considered the owner of the underlying assets.  Because of this uncertainty, we reserve the right to make such changes as we deem necessary to assure that the Contract qualifies as life insurance for tax purposes.  Any such changes will apply uniformly to affected Contract Owners and will be made with such notice to affected Contract Owners as is feasible under the circumstances.

Withholding.  You must affirmatively elect that no taxes be withheld from a pre-death distribution.  Otherwise, the taxable portion of any amounts you receive will be subject to withholding.  You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number.  You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

Other Tax Considerations.  If you transfer or assign the Contract to someone else, there may be gift, estate and/or income tax consequences.  If you transfer the Contract to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences.  Deductions for interest paid or accrued on Contract Debt or on other loans that are incurred or continued to purchase or carry the Contract may be denied.  Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the insured dies.

Business-Owned Life Insurance.  If a business, rather than an individual, is the owner of the Contract, there are some additional rules.  Business Contract Owners generally cannot deduct premium payments.  Business Contract Owners generally cannot take tax deductions for interest on Contract Debt paid or accrued after October 13, 1995.  An exception permits the deduction of interest on policy loans on Contracts for up to 20 key persons.  The interest deduction for Contract Debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person.  The corporate alternative minimum tax also applies to business-owned life insurance.  This is an indirect tax on additions to the Contract Fund or Death Benefits received under business-owned life insurance policies.

For business-owned life insurance coverage issued after August 17, 2006, Death Benefits will generally be taxable as ordinary income to the extent it exceeds cost basis.  Life insurance Death Benefits will continue to be generally income tax free if, prior to policy issuance, the employer provided a prescribed notice to the proposed insured/employee, obtained the employee's consent to the life insurance, and one of the following requirements is met: (a) the insured was an employee at any time during the 12-month period prior to his or her death; (b) the insured was a director or highly compensated employee or individual (as defined in the Code) at the time the policy was issued; or (c) the Death Benefits are paid to the insured's heirs or his or her designated beneficiaries (other than the employer), either directly as a Death Benefit or received from the purchase of an equity (or capital or profits) interest in the applicable policyholder.  Annual reporting and record keeping requirements will apply to employers maintaining such business-owned life insurance.

DISTRIBUTION AND COMPENSATION

Pruco Securities, LLC (“Prusec”), an indirect wholly-owned subsidiary of Prudential Financial, acts as the principal underwriter of the Contract.  Prusec, organized on September 22, 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a registered member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). (Prusec is a successor company to Pruco Securities Corporation, established on February 22, 1971.)  Prusec’s principal business address is 751 Broad Street, Newark, New Jersey 07102.  Prusec serves as principal underwriter of the individual variable insurance Contracts issued by Pruco Life of New Jersey.  The Contract is sold by registered representatives of Prusec who are also our appointed insurance agents under state insurance law.  The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so.  Prusec received gross distribution revenue for its variable life insurance products of $60,952,205 in 2011, $61,514,049 in 2010, and $67,749,409 in 2009.  Prusec passes through the gross distribution revenue it receives to broker-dealers for their sales and does not retain any portion of it in return for its services as distributor for the Contracts.  However, Prusec does retain a portion of compensation it receives with respect to sales by its representatives.  Prusec retained compensation of $2,477,021 in 2011, $2,379,140 in 2010, and $8,360,812 in 2009.  Prusec offers the Contract on a continuous basis.

Compensation (commissions, overrides, and any expense reimbursement allowance) is paid to broker-dealers that are registered under the Exchange Act and/or entities that are exempt from such registration (“firms”) according to one or more schedules.  The individual representative will receive all or a portion of the compensation, depending on the practice of the firm.   Compensation is based on a premium value referred to as the Commissionable Target Premium.  The Commissionable Target Premium is an amount that is generally somewhat larger than the Lifetime Modal No-Lapse Premium.  See Available Types of Premium.  The Commissionable Target Premium will vary by issue age, sex, underwriting class and rating class of the insured, any extra risk charges, or additional riders selected by the Contract Owner.

Broker-dealers will receive compensation of up to 99% of premiums received in the first 12 months following the Contract Date on total premiums received since issue up to the Commissionable Target Premium, up to 10% of Commissionable Target Premium received in years two through four, and up to 8.5% of the Commissionable Target Premium received in years five through 10.  Moreover, broker-dealers will receive compensation of up to 4% on premiums received in year one, up to 3% on premiums received in years two through four, and up to 2.5% on premiums received in years five through 10 to the extent that premiums paid in any year exceed the Commissionable Target Premium.  Broker-dealers will also receive compensation in years two and beyond of up to 0.25% of the Contract Fund, net of Contract Debt.

If the Basic Insurance Amount is increased, broker-dealers will receive compensation of up to 99% on premiums received up to the Commissionable Target Premium for the increase received in the first 12 months following the effective date of the increase and up to 10% of premiums received in years two through four, and up to 8.5% on premiums received in years five through 10 up to the Commissionable Target Premium for the increase.  Moreover, broker-dealers will receive compensation of up to 4% on premiums received in year one, and up to 3% on premiums received in years two through four, and up to 2.5% on premiums received in years five through 10 following the effective date of the increase to the extent that premiums in any year exceed the Commissionable Target Premium.

Prusec registered representatives who sell the Contract are also our life insurance agents, and may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we or our affiliates offer such as conferences, trips, prizes and awards, subject to applicable regulatory requirements.  In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses.

In addition, in an effort to promote the sale of our variable products (which may include the placement of our Contracts on a preferred or recommended company or product list and/or access to a broker-dealer’s registered representatives), we or Prusec may enter into compensation arrangements with certain broker-dealer firms authorized by Prusec to sell the Contract, or branches of such firms, with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and/or administrative and/or other services they provide to us or our affiliates.  To the extent permitted by applicable rules, laws, and regulations, Prusec may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation.  These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms.  You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different Contract that is not eligible for these compensation arrangements.

A list of the names of the firms (or their affiliated broker/dealers) that we are aware of (as of December 31, 2011) that received payment or accrued a payment amount with respect to variable product business during 2011 may be found in the Statement of Additional Information.  The least amount paid or accrued and the greatest amount paid or accrued during 2011 were $1.02 to $1,788,193, respectively.

While compensation is generally taken into account as an expense in considering the charges applicable to a variable life insurance product, any such compensation will be paid by us, and will not result in any additional charge to you or to the Separate Account.  Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.

LEGAL PROCEEDINGS

We are subject to legal and regulatory actions in the ordinary course of our business. Our pending legal and regulatory actions may include proceedings specific to us and proceedings generally applicable to business practices in the industry in which we operate. We are subject to class action lawsuits and individual lawsuits involving a variety of issues, including sales practices, underwriting practices, claims payment and procedures, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, return of premiums or excessive premium charges and breaching fiduciary duties to customers. We are subject to litigation involving commercial disputes with counterparties or partners and class action lawsuits and other litigation alleging, among other things, that we made improper or inadequate disclosures in connection with the sale of assets and annuity and investment products or charged excessive or impermissible fees on these products, recommended unsuitable products to customers, mishandled customer accounts or breached fiduciary duties to customers. We may be a defendant in, or be contractually responsible to third parties for, class action lawsuits and individual litigation arising from our operations, including claims for breach of contract. We are also subject to litigation arising out of our general business activities, such as our investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment and could be exposed to claims or litigation concerning certain business or process patents. Regulatory authorities from time to time make inquiries and conduct investigations and examinations relating particularly to us and our products. In addition, we, along with other participants in the businesses in which we engage, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of our pending legal and regulatory actions, parties may seek large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of a litigation or regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

In January 2012, a qui tam action on behalf of the State of Illinois, Total Asset Recovery Services v. Met Life Inc, et al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Holdings, LLC, filed in the Circuit Court of Cook County, Illinois, was served on Pruco Life of New Jersey.  The complaint alleges that Pruco Life of New Jersey failed to escheat life insurance proceeds to the State of Illinois in violation of the Illinois False Claims Whistleblower Reward and Protection Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys’ fees and costs. In March 2012, a qui tam action on behalf of the State of Minnesota, Total Asset Recovery v. MetLife Inc., et al., Prudential Financial Inc., The Prudential Insurance Company of America and Prudential Holdings, Inc., filed in the Fourth Judicial District, Hennepin County, in the State of Minnesota was served on Pruco Life of New Jersey.  The complaint alleges that Pruco Life of New Jersey failed to escheat life insurance proceeds to the State of Minnesota in violation of the Minnesota False Claims Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys’ fees and costs.

In January 2012, a Global Resolution Agreement entered into by Pruco Life of New Jersey and a third party auditor became effective upon its acceptance by the unclaimed property departments of 20 states and jurisdictions.  Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased insureds and contract holders where a valid claim has not been made.  In February 2012, a Regulatory Settlement Agreement entered into by Pruco Life of New Jersey to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires Pruco Life of New Jersey to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified.  Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in: (1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and (3) changes in Pruco Life of New Jersey’s practices and procedures for the identification of escheatable funds and beneficiaries, which would impact claim payments and reserves, among other consequences.

Pruco Life of New Jersey is one of several companies subpoenaed by the New York Attorney General regarding its unclaimed property procedures. Additionally, the New York Department of Insurance (“NYDOI”) has requested that 172 life insurers (including Pruco Life of New Jersey) provide data to the NYDOI regarding use of the SSMDF. The New York Office of Unclaimed Funds recently notified Pruco Life of New Jersey that it intends to conduct an audit of Pruco Life of New Jersey’s compliance with New York’s unclaimed property laws.  The Minnesota Attorney General has also requested information regarding Pruco Life of New Jersey’s use of the SSMDF and its claim handling procedures and Pruco Life of New Jersey is one of several companies subpoenaed by the Minnesota Department of Commerce, Insurance Division. In February 2012, the Massachusetts Office of the Attorney General requested information regarding Pruco Life of New Jersey’s unclaimed property procedures.

In July 2010, Pruco Life of New Jersey, along with other life insurance industry participants, received a formal request for information from the State of New York Attorney General’s Office in connection with its investigation into industry practices relating to the use of retained asset accounts.  In August 2010, Pruco Life of New Jersey received a similar request for information from the State of Connecticut Attorney General’s Office.  Pruco Life of New Jersey is cooperating with these investigations.  Pruco Life of New Jersey has also been contacted by state insurance regulators and other governmental entities, including the U.S. Department of Veterans Affairs and Congressional committees regarding retained asset accounts.  These matters may result in additional investigations, information requests, claims, hearings, litigation, adverse publicity and potential changes to business practices.

Pruco Life of New Jersey’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted.   It is possible that Pruco Life of New Jersey’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Pruco Life of New Jersey’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Pruco Life of New Jersey’s financial position.  Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on Pruco Life of New Jersey’s financial position.

FINANCIAL STATEMENTS

Pruco Life of New Jersey's audited financial statements are shown in the Statement of Additional Information and should be considered only as bearing upon Pruco Life of new Jersey's ability to meet its obligations under the Contract.  The Account’s audited financial statements are available in the Statement of Additional Information to this prospectus.

ADDITIONAL INFORMATION

Pruco Life of New Jersey has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus.  This prospectus does not include all the information set forth in the registration statement.  Certain portions have been omitted pursuant to the rules and regulations of the SEC.  The omitted information may, however, be obtained from the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549, or by telephoning (202) 551-8090, upon payment of a prescribed fee.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household ("householding"), in lieu of sending a copy to each Contract Owner that resides in the household.  You should be aware that you can revoke or "opt out" of householding at any time by calling 1-877-778-5008.

You may contact us for further information at the address and telephone number inside the front cover of this prospectus.  For service or questions about your Contract, please contact our Service Office at the phone number on the back cover, or at P.O. Box 7390, Philadelphia, Pennsylvania 19176.

DEFINITIONS OF SPECIAL TERMS
USED IN THIS PROSPECTUS

Attained Age - The insured's age on the Contract Date plus the number of years since then.  For any Coverage Segment effective after the Contract Date, the insured's Attained Age is the issue age of that segment plus the length of time since its effective date.

Basic Insurance Amount - The total amount of life insurance as shown in the Contract, including any applicable increases, and no riders.

Cash Surrender Value - The amount payable to the Contract Owner upon surrender of the Contract.  It is equal to the Contract Fund minus any Contract Debt and minus any applicable surrender charge.  Also referred to in the Contract as “Net Cash Value.”

Contract - The variable universal life insurance Contract described in this prospectus.

Contract Anniversary - The same date as the Contract Date in each later year.

Contract Date -The date the Contract is effective, as specified in the Contract.

Contract Debt - The principal amount of all outstanding loans plus any interest accrued thereon.

Contract Fund - The total amount credited to a specific Contract.  On any date it is equal to the sum of the amounts in all the Variable Investment Options and the Fixed Rate Option, and the principal amount of any Contract Debt plus any interest earned thereon.

Contract Owner - You.  Unless a different owner is named in the application, the owner of the Contract is the insured.

Contract Year - A year that starts on the Contract Date or on a Contract Anniversary.  For any Coverage Segment representing an increase, “Contract Year” is a year that starts on the effective date of the increase (referred to as “Target year” in the Contract).

Coverage Segment - The Basic Insurance Amount at issue is the first Coverage Segment.  For each increase in Basic Insurance Amount, a new Coverage Segment is created for the amount of the increase.

Death Benefit - If the Contract is not in default, this is the amount we will pay upon the death of the insured, assuming no Contract Debt.

Fixed Rate Option - An investment option under which interest is accrued daily at a rate that we declare periodically, but not less than an effective annual rate of 3%.

Fund/Portfolio/Variable Investment Options - These are terms that may be used interchangeably and represent the underlying investments held in the Separate Account which you may select for your Contract.

Good Order - An instruction received at our Service Office utilizing such forms, signatures, and dating as we require, which is sufficiently clear and complete and for which we do not need to exercise any discretion to follow such instructions.

Monthly Date - The Contract Date and the same date in each subsequent month.

Payment Office - The address on your bill to which you are directed to send premium payments, loan payments, and payments to bring your Contract out of default.

Pruco Life Insurance Company of New Jersey - Pruco Life of New Jersey, us, we, our.  The company offering the Contract.

Separate Account - Amounts under the Contract that are allocated to the Funds held by us in a Separate Account called the Pruco Life of New Jersey Variable Appreciable Account (the "Account" or the "Registrant").  The Separate Account is set apart from all of the general assets of Pruco Life Insurance Company of New Jersey.

Service Office - The mailing address of our Service Office is: P.O. Box 7390, Philadelphia, Pennsylvania 19176.

Valuation Period - The period of time from one determination of the value of the amount invested in a Variable Investment Option to the next. Such determinations are made when the net asset values of the Variable Investment Options are calculated, which would be as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time).

To Learn More About VUL ProtectorSM

To learn more about the VUL ProtectorSM variable universal life Contract, you can request a copy of the Statement of Additional Information (“SAI”), dated May 1, 2012, or view it online at www.prudential.com.  See the Table of Contents of the SAI below.

TABLE OF CONTENTS OF THE
STATEMENT OF ADDITIONAL INFORMATION
Page
GENERAL INFORMATION AND HISTORY	1
Description of Pruco Life Insurance Company of New Jersey	1
Control of Pruco Life Insurance Company of New Jersey	1
State Regulation	1
Records	1
Services and Third Party Administration Agreements	1

INITIAL PREMIUM PROCESSING	2

ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS	3
Legal Considerations Relating to Sex-Distinct Premiums and Benefits	3
How a Type A (Fixed) Contract's Death Benefit Will Vary	3
How a Type B (Variable) Contract's Death Benefit Will Vary	4
Reports to Contract Owners	5

UNDERWRITING PROCEDURES	5

ADDITIONAL INFORMATION ABOUT CHARGES	6
Charges for Increases in Basic Insurance Amount	6

ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT	6

DISTRIBUTION AND COMPENSATION	6

EXPERTS	8

PERFORMANCE DATA	8
Average Annual Total Return	8
Non-Standard Total Return	8
Money Market Subaccount Yield	8

FINANCIAL STATEMENTS	9

The SAI is legally a part of this prospectus, both of which are filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, Registration No. 333-158637.  The SAI contains additional information about the Pruco Life of New Jersey Variable Appreciable Account.  All of these filings can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the public reference room may be obtained by calling the Commission at (202) 551-8090.  The SEC also maintains a Web site (http://www.sec.gov) that contains the VUL ProtectorSM SAI, material incorporated by reference, and other information about Pruco Life of New Jersey.  Copies of these materials can also be obtained, upon payment of duplicating fees, from the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549.

You can call us at 1-800-944-8786 to ask us questions, request information about the Contract, and obtain copies of the Statement of Additional Information and personalized illustrations, without charge, or other documents.  You can also view the Statement of Additional Information located with the prospectus at www.prudential.com, or request a copy by writing to us at:

Pruco Life Insurance Company of New Jersey
213 Washington Street
Newark, New Jersey  07102

Investment Company Act of 1940: Registration No. 811-3974

PART B:

INFORMATION REQUIRED IN THE STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION

Pruco Life of New Jersey Variable Appreciable Account
Pruco Life Insurance Company of New Jersey

VUL ProtectorSM

VARIABLE UNIVERSAL LIFE INSURANCE CONTRACTS

This Statement of Additional Information is not a prospectus.  Please review the VUL ProtectorSM prospectus (the “prospectus”), which contains information concerning the Contracts described above.  You may obtain a copy of the prospectus without charge by calling us at 1-800-944-8786.  You can also view the Statement of Additional Information located with the prospectus at www.prudential.com, or request a copy by writing to us.

The defined terms used in this Statement of Additional Information are as defined in the prospectus.

Pruco Life Insurance Company of New Jersey
213 Washington Street
Newark, New Jersey 07102

The Date of this Statement of Additional Information and of the related prospectus is May 1, 2012.

TABLE OF CONTENTS
                                                                                                                                                                                                                                                                                                                                                                                                    Page
GENERAL INFORMATION AND HISTORY	1
Description of Pruco Life Insurance Company of New Jersey	1
Control of Pruco Life Insurance Company of New Jersey	1
State Regulation	1
Records	1
Services and Third Party Administration Agreements	1

INITIAL PREMIUM PROCESSING	2

ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS	3
Legal Considerations Relating to Sex-Distinct Premiums and Benefits	3
How a Type A (Fixed) Contract's Death Benefit Will Vary	3
How a Type B (Variable) Contract's Death Benefit Will Vary	4
Reports to Contract Owners	5

UNDERWRITING PROCEDURES	5

ADDITIONAL INFORMATION ABOUT CHARGES	6
Charges for Increases in Basic Insurance Amount	6

ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT	6

DISTRIBUTION AND COMPENSATION	6

EXPERTS	8

PERFORMANCE DATA	8
Average Annual Total Return	8
Non-Standard Total Return	8
Money Market Subaccount Yield	8

FINANCIAL STATEMENTS	9

GENERAL INFORMATION AND HISTORY

Description of Pruco Life Insurance Company of New Jersey

Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey", “us”, “we”, or “our”) is a stock life insurance company, organized on September 17, 1982 under the laws of the State of New Jersey.  It is licensed to sell life insurance and annuities only in the states of New Jersey and New York.  Pruco Life of New Jersey’s principal Executive Office is located at 213 Washington Street, Newark, New Jersey 07102.

Control of Pruco Life Insurance Company of New Jersey

Pruco Life of New Jersey is an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a New Jersey stock life insurance company that has been doing business since October 13, 1875.  Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company for financial services businesses offering a wide range of insurance, investment management, and other financial products and services.  The principal Executive Office each of Prudential and Prudential Financial is Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102.

As Pruco Life of New Jersey’s ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Pruco Life of New Jersey and Prudential.  However, neither Prudential Financial, Prudential, nor any other related company has any legal responsibility to pay amounts that Pruco Life of New Jersey may owe under the Contract.

State Regulation

Pruco Life of New Jersey is subject to regulation and supervision by the Department of Insurance of the State of New Jersey, which periodically examines its operations and financial condition.  It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.

Pruco Life of New Jersey is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Pruco Life of New Jersey is required to file with New Jersey and other jurisdictions, a separate statement with respect to the operations of all of its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

Records

We maintain all records and accounts relating to the Account at our principal Executive Office.  As presently required by the Investment Company Act of 1940, as amended, and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to you semi-annually at your last address known to us.

Services and Third Party Administration Agreements

Pruco Life of New Jersey and Prudential have entered into a Service Agreement pursuant to which Prudential furnishes to Pruco Life of New Jersey various services, including preparation, maintenance, and filing of accounts, books, records, and other documents required under federal or state law, and various other accounting, administrative, and legal services, which are customarily performed by the officers and employees of Prudential.  Pruco Life of New Jersey reimburses Prudential for its costs in providing such services.  Under this Agreement, Pruco Life of New Jersey has reimbursed Prudential $2,889,076 in 2011, $2,394,377 in 2010, and $1,718,033 in 2009.

Prudential furnishes Pruco Life of New Jersey the same administrative support services that it provides in the operation of its own business with regard to the payment of death claim proceeds by way of Prudential’s Alliance Account.  As soon as the Pruco Life of New Jersey death claim is processed, the beneficiaries are furnished with an information kit that describes the settlement option and a check book on which they may write checks.

Our individual life reinsurance treaties covering VUL ProtectorSM Contracts provide for the reinsurance of the mortality risk on a Yearly Renewable Term basis.  Reinsurance is on a first-dollar quota share basis, with Pruco Life of New

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Jersey retaining 10% of the face amount, up to a limit of $100,000 per Contract, and the remainder is reinsured by Prudential.  Prudential then reinsures some portion of this business with various reinsurers.

On June 30, 2011, Regulus Group, LLC ("Regulus"), a billing and payment services provider for Prudential, Pruco Life Insurance Company ("Pruco Life"), and Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"), was acquired by Columbus Acquisition Corporation which is a subsidiary of Cerberus Capital Management, L.P.  In connection with this acquisition and subsequent rebranding initiative, Regulus is renamed as TransCentra, Inc. ("TransCentra") effective as of December 22, 2011.  Regulus began performing administrative services for Prudential in 2009 under a temporary arrangement with Prudential and First Tennessee Bank National Association (“First Express”), which had been previously supplying such services.  The services provided and the administrative Agreement between Prudential and Regulus, dated December 23, 2010, is unaffected by the Regulus acquisition.  Regulus received $2,249,074 in 2011, $2,750,655 in 2010, and $223,178 in 2009 from Prudential for services rendered.  TransCentra's principal business address is 4855 Peachtree Industrial Blvd, STE 245, Norcross, GA  30092.

Under a previous Agreement, First Tennessee Bank National Association ("First Express") provided remittance processing services for Prudential, Pruco Life, and Pruco Life of New Jersey, and received $2,790,008 in 2009 for services rendered.  First Express no longer provides the remittance processing services for Prudential, Pruco Life, and Pruco Life of New Jersey, or any of its affiliates.

INITIAL PREMIUM PROCESSING

In general, the invested portion of the minimum initial premium will be placed in the Contract Fund as of the later of the Contract Date and the date we receive the premium.

Upon receipt of a request for life insurance from a prospective Contract Owner, Pruco Life will follow certain insurance underwriting (i.e., evaluation of risk) procedures designed to determine whether the proposed Insured is insurable.  The process may involve such verification procedures as medical examinations and may require that further information be provided by the proposed Insured before a determination can be made.  A Contract cannot be issued, (i.e., physically issued through Pruco Life’s computerized issue system) until this underwriting procedure has been completed.

These processing procedures are designed to provide temporary life insurance coverage to every prospective Contract Owner who pays the minimum initial premium at the time the request for coverage is submitted, subject to the terms of the Limited Insurance Agreement.  Since a Contract cannot be issued until after the underwriting process has been completed, we will provide temporary life insurance coverage through use of the Limited Insurance Agreement. This coverage is for the total Death Benefit applied for, up to the maximum described by the Limited Insurance Agreement.

The Contract Date is the date specified in the Contract.  This date is used to determine the insurance age of the proposed insured.  It represents the first day of the Contract Year and therefore determines the Contract Anniversary and Monthly Dates.  It also represents the commencement of the suicide and contestable periods for purposes of the Basic Insurance Amount.

If the minimum initial premium is paid with the application and no medical examination is required, the Contract Date will ordinarily be the date of the application.  If a delay is encountered (e.g., if a request for further information is not met promptly), generally, the Contract Date will be 21 days prior to the date on which the Contract is physically issued.  If a medical examination is required, the Contract Date will ordinarily be the date the examination is completed, subject to the same qualification as that noted above.

If the premium paid with the application is less than the minimum initial premium, the Contract Date will be determined as described above.  The balance of the minimum initial premium amount will be applied as of the later of the Contract Date and the date premiums were received.

If no premium is paid with the application, the Contract Date will be the Contract Date stated in the Contract, which will generally be the date the minimum initial premium is received from the Contract Owner and the Contract is delivered.

There is one principle variation from the foregoing procedure.  If permitted by the insurance laws of the state in which the Contract is issued, the Contract may be backdated up to six months.   The Contract may not be backdated before the product introduction date.

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In situations where the Contract Date precedes the date that the minimum initial premium is received, charges due prior to the initial premium receipt date will be deducted immediately after the net premium has been applied to the Contract Fund.

ADDITIONAL INFORMATION ABOUT
OPERATION OF CONTRACTS

Legal Considerations Relating to Sex-Distinct Premiums and Benefits

The Contract generally employs mortality tables that distinguish between males and females.  Thus, premiums and benefits differ under Contracts issued on males and females of the same age.  However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on male rates, whether the insureds are male or female.  In addition, employers and employee organizations considering purchase of a Contract should consult their legal advisers to determine whether purchase of a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law.

How a Type A (Fixed) Contract's Death Benefit Will Vary

There are two types of Death Benefit available under the Contract:  (1) Type A, a generally fixed Death Benefit; and (2) Type B, a variable Death Benefit.  The Type A (fixed) Death Benefit does not vary unless it must be increased to comply with the Internal Revenue Code's definition of life insurance, and the Type B (variable) Death Benefit varies with investment performance.

Under the Type A (fixed) Contract, the Death Benefit is generally equal to the Basic Insurance Amount, before the reduction of any Contract Debt.  If the Contract is kept in-force for several years, depending on how much premium you pay, and/or if investment performance is reasonably favorable, the Contract Fund may grow to the point where we will increase the Death Benefit in order to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

Assuming no Contract Debt, the Death Benefit of a Type A (fixed) Contract will always be the greater of:

(1)	the Basic Insurance Amount; and

(2)	the Contract Fund before the deduction of any monthly charges due on that date, multiplied by the Attained Age factor that applies.

A listing of Attained Age factors can be found on your Contract Data pages.  The latter provision ensures that the Contract will always have a Death Benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law.  Before the Contract is issued, the Contract Owner may choose between two methods that we use to determine the tax treatment of the Contract.

The following table illustrates at different ages how the Attained Age factor affects the Death Benefit for different Contract Fund amounts.  The table assumes a $250,000 Type A (fixed) Contract was issued when the insured was a male nonsmoker, age 35, and there is no Contract Debt.

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Type A (Fixed) Death Benefit

If		Then
The insured is age	and the Contract Fund is	the Attained Age factor is**	the Contract Fund multiplied by the Attained Age factor is	and the Death Benefit is
40 40 40	$ 25,000 $ 75,000 $100,000	4.04 4.04 4.04	101,000 303,000 404,000	$250,000 $303,000* $404,000*
60 60 60	$ 75,000 $125,000 $150,000	2.11 2.11 2.11	158,250 263,750 316,500	$250,000 $263,750* $316,500*
80 80 80	$150,000 $200,000 $225,000	1.32 1.32 1.32	198,000 264,000 297,000	$250,000 $264,000* $297,000*
*  Note that the Death Benefit has been increased to comply with the Internal Revenue Code’s definition of life insurance.
** Assumes the Contract Owner selected the Cash Value Accumulation Test.  These figures are based on the 2001
   Commissioner's Standard Ordinary ("CSO") Mortality Tables.

This means, for example, that if the insured has reached the age of 60, and the Contract Fund is $150,000, the Death Benefit will be $316,500, even though the Basic Insurance Amount is $250,000.  In this situation, for every $1 increase in the Contract Fund, the Death Benefit will be increased by $2.11.  We reserve the right to refuse to accept any premium payment that increases the Death Benefit by more than it increases the Contract Fund.

How a Type B (Variable) Contract's Death Benefit Will Vary

Under the Type B (variable) Contract, while the Contract is in-force, the Death Benefit will never be less than the Basic Insurance Amount, before the reduction of any Contract Debt, but will also vary immediately after it is issued, with the investment results of the selected Variable Investment Options.  The Death Benefit may be increased to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

Assuming no Contract Debt, the Death Benefit of a Type B (variable) Contract will always be the greater of:

(1)	the Basic Insurance Amount plus the Contract Fund before the deduction of any monthly charges due on that date; and

(2)	the Contract Fund before the deduction of any monthly charges due on that date, multiplied by the Attained Age factor that applies.

For purposes of computing the Death Benefit, if the Contract Fund is less than zero, we will consider it to be zero.  A listing of Attained Age factors can be found on your Contract Data pages.  The latter provision ensures that the Contract will always have a Death Benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law.  Before the Contract is issued, the Contract Owner may choose between two methods that we use to determine the tax treatment of the Contract.

The following table illustrates various Attained Age factors and Contract Funds and the corresponding Death Benefits. The table assumes a $250,000 Type B (variable) Contract was issued when the insured was a male nonsmoker, age 35, and there is no Contract Debt.

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Type B (Variable) Death Benefit

If		Then
The insured is age	and the Contract Fund is	the Attained Age factor is**	the Contract Fund multiplied by the Attained Age factor is	and the Death Benefit is
40 40 40	$ 25,000 $ 75,000 $100,000	4.04 4.04 4.04	101,000 303,000 404,000	$275,000 $325,000 $404,000*
60 60 60	$ 75,000 $125,000 $150,000	2.11 2.11 2.11	158,250 263,750 316,500	$325,000 $375,000 $400,000
80 80 80	$150,000 $200,000 $225,000	1.32 1.32 1.32	198,000 264,000 297,000	$400,000 $450,000 $475,000
*  Note that the Death Benefit has been increased to comply with the Internal Revenue Code’s definition of life insurance.
** Assumes the Contract Owner selected the Cash Value Accumulation Test.  These figures are based on the 2001
   Commissioner's Standard Ordinary ("CSO") Mortality Tables.

This means, for example, that if the insured has reached the age of 40, and the Contract Fund is $100,000, the Death Benefit will be $404,000, even though the Basic Insurance Amount is $250,000.  In this situation, for every $1 increase in the Contract Fund, the Death Benefit will be increased by $4.04.  We reserve the right to refuse to accept any premium payment that increases the Death Benefit by more than it increases the Contract Fund.

Reports to Contract Owners

Once each year, we will send you a statement that provides certain information pertinent to your Contract.  This statement will detail values, transactions made, and specific Contract data that apply only to your particular Contract.

You will also be sent annual and semi-annual reports of the Funds showing the financial condition of the portfolios and the investments held in each portfolio.

UNDERWRITING PROCEDURES

When you express interest in obtaining insurance from us, you may apply for coverage in one of two ways, via a paper application or through our Worksheet process.  When using the paper application, a registered representative completes a full application and submits it to our underwriting unit to commence the underwriting process.  A registered representative may be an agent/broker who is a representative of Pruco Securities, LLC (“Prusec”), a broker dealer affiliate of Prudential, or in some cases, a broker dealer not directly affiliated with Prudential.

When using the Worksheet process, a registered representative typically collects enough applicant information to start the underwriting process.  The representative will submit the information to our New Business Department to begin processing, which includes scheduling a direct call to the applicant to obtain medical information, and to confirm other data.

Regardless of which of the two underwriting processes is followed, once we receive the necessary information, which may include doctors’ statements, medical examinations from physicians or paramedical vendors, test results, and other information, we will make a decision regarding our willingness to accept the risk, and the price at which we will accept the risk.  We will issue the Contract when the risk has been accepted and priced.

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ADDITIONAL INFORMATION ABOUT CHARGES

Charges for Increases in Basic Insurance Amount

Each time you increase your Basic Insurance Amount, we will send you new Contract Data pages showing the amount and effective date of the change and the recomputed charges, values, and limitations.  No transaction charge is currently being made in connection with an increase in Basic Insurance Amount.  However, we reserve the right to make such a charge in an amount of up to $25.

ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT

When your Contract is in default, no part of your Contract Fund is available to you.  Consequently, you are not able to take any loans, partial withdrawals or surrenders, or make any transfers among the investment options.  In addition, during any period in which your Contract is in default, you may not change the way in which subsequent premiums are allocated or increase the amount of your insurance by increasing the Basic Insurance Amount of the Contract.

DISTRIBUTION AND COMPENSATION

In an effort to promote the sale of our variable products (which may include the placement of our Contracts on a preferred or recommended company or product list and/or access to a broker-dealer’s registered representatives), we or Prusec may enter into compensation arrangements with certain broker-dealer firms authorized by Prusec to sell the Contract, or branches of such firms, with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and / or administrative and / or other services they provide to us or our affiliates.  To the extent permitted by applicable rules, laws, and regulations, Prusec may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation.  These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms.  You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different Contract that is not eligible for these compensation arrangements.

Pruco Life of New Jersey makes these promotional payments directly to or in sponsorship of the firm (or its affiliated broker/dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to, sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives.  The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope.

The list below provides the names of the firms (or their affiliated broker/dealers) that we are aware of (as of December 31, 2011) that received payment or accrued a payment amount with respect to variable product business during 2011.  The least amount paid or accrued and the greatest amount paid or accrued during 2011 were $1.02 to $1,788,193, respectively.

Name of Firms:

1 Financial Marketplace Securities LLC, 1717 Capital Management Company, 1st Global Capital Corp, 3 Mark Equities Inc, Ace Diversified Capital, Inc., AG Edwards & Sons  LLC, Allied Beacon Partners, Inc., ALLSTATE FINANCIAL SERVICES LLC, American General Securities, Inc., American Independent Securities Group LLC, American Portfolios Financial Services Inc, Ameriprise Financial Services Inc, Ameritas Investment Corp, Amsouth Investment Services Inc, Aon Benfield Securities, Inc. Arlington Securities Inc, Askar Corporation, Associated Securities Corp, Aurum Securities Corp, Ausdal Financial Partners, Inc., AXA Advisors LLC, Bb&T Investments Services Inc , Bcg Securities Inc, Benefit Funding Services LLC, Berthel Fisher & Co Financial Services Inc, Bg Worldwide Securities Inc , Broker Dealer Financial Services Corp , Brokers International Financial Services, Brookstone Securities, Inc. , Cadaret  Grant & Co Inc , Cambridge Investment Research Inc, Cambridge Legacy Securities LLC, Capital Analysts Inc, Capital Financial Services Inc, Capital Select Investments Corporation, Capital Synergy Partners Inc., Catholic Financial Services Corporation, Cbiz Financial Solutions Inc, Cco Investment Services, Corp., Centara Capital Securities, Inc, Centaurus Financial Inc, Cfd Investments Inc, Citigroup Global Markets Inc, Clark Securities Inc, Cms Investment Resources Inc, Comerica Securities Inc, Commonwealth Financial Network, Comprehensive Asset Management & Service Inc, Coordinated Capital Securities, Cornerstone Institutional Investors Inc ,

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Country Capital Management Company , Cps Financial And Insurance Services Inc, Crown Capital Securities LP, Curtis Securities LLC, Cuso Financial Services LP, Cutter & Company Brokerage Inc, Dempsey Financial Network Inc, Dewaay Financial Network, LLC, Dolphin Securities Inc, Dunwoody Brokerage Services Inc. , Edward D Jones And Company L P, Elite Securities Inc, Empire Securities Corporation, Eplanning Securities Inc , Equitrust Marketing Services, LLC, Equity Services Inc, Essex Financial Services Inc, Executive Services Securities, LLC., Farmers Financial Solutions Inc, Fas Corporation, Fifth Third Securities Inc, Financial Network Investment Corp, Financial West Group, Fintegra Llc, First Allied Securities Inc, First Brokerage America, LLC., First Heartland Capital Inc, First State Financial Management, Inc., First Wall Street Corp, Foothill Securities Inc, Fortune Financial Services Inc, Fortune Securities Inc, Fpcm Securities, Llc., Fsc Securities Corporation, Ga Financial Inc, Geneos Wealth Management Inc, Genworth Financial Securities Corp., Girard Securities Inc, Globalink Securities, Inc., Great American Advisors Inc, Guardian Investors Services Corp, Gwn Securities Inc, H Beck Inc, H&R Block Financial Advisors Inc, Haas Financial Products Inc, Hancock Securities Group, Hantz Financial Services, Inc., Harbor Financial Services Llc, Harbour Investments Inc,  Hd Vest Investment Securities Inc, Herndon Plant Oakley Limited, Horan Securities Inc, Hornor Townsend & Kent Inc, Huntleigh Securities Corporation, Ims Securities Inc,  Independent Financial Group Inc, Ing Financial Partners Inc, Interlink Securities Corp, Intervest Int'l Equities Corp, Invest Financial Corporation, Investacorp Inc, Investment Centers Of America, Investment Professionals, Inc., Investors Capital Corporation, Investors Security Company Inc, Iron Street Securities Inc, J.J.B. Hilliard, W.L. Lyons, LLC., Janney Montgomery Scott LLC, Jw Cole Financial Inc, Kcd Financial Inc, Kcg Securities, LLC, Kms Financial Services, Inc., Kovack Securities Inc, Lasalle St. Securities LLC, Leaders Group Inc (The), Legacy Financial Services Inc, Legend Equities Corporation, Lifemark Securities Corporation, Lincoln Financial Advisors Corp, Lincoln Financial Securities Corporation, Lincoln Investment Planning Inc,Lm Kohn & Company, Loria Financial Group LLC, Lpl Financial Corporation, Lsy Inc. Dba American Investors Company, M Financial Securities Marketing, Inc., M Holdings Securities Inc, M&T Securities, Inc., Mafg Ria Services Inc, Medallion Investment Services, Meridien Financial Group Inc, Merrill Lynch Pierce Fenner & Smith Inc, Metlife Securities, Inc., Midamerica Financial Services Inc., Mmc Securities Corp., Mml Investors Services LLC, Money Concepts Capital Corp, Morgan Keegan & Company Inc , Morgan Stanley & Co Inc, Morgan Stanley Smith Barney LLC, Mtl Equity Products Inc, Multi Financial Securities Corporation, Mutual Service Corporation, Mutual Trust Co Of America Securities, Mwa Financial Services Inc, National Planning Corporation, New England Securities, Newport Group Securities Inc, Next Financial Group Inc, Nfp Securities Inc, Northeast Securities Inc, Northland Securities Inc, Northwestern Mutual Investment Services, Npb Financial Group, LLC, Nrp Financial, Inc.,  Nylife Securities, Oberweis Securities, Ogilvie Security Advisors Corporation, Olde Economie Financial Consultants Ltd, Oneamerica Securities Inc, Oppenheimer & Co., Inc., Pacific West Securities Inc, Packerland Brokerage Services Inc, Pan American Financial Services Inc, Park Avenue Securities Llc, Pension Planners Securities Inc, Pj Robb Variable Corp, Primevest Financial Services Inc, Princor Financial Services, Private Client Services, LLC, Private Consulting Group Inc , Private Placement Insurance Products, LLC, Proequities Inc, Prospera Financial Services, Inc., Purshe Kaplan Sterling Investments Inc, Qa3 Financial Corporation, Quest Capital Strategies Inc, Questar Capital Corporation, Ra Bench, Rampart Financial Services Inc, Raymond James & Associates Inc, Rbc Capital Markets Corporation, Resource Horizons Group LLC , Retirement Capital Group Securities Inc, Rmin Securities Inc, Robert W Baird & Co. Incorporated, Royal Alliance Associates Inc, Rydex Distributors Inc, Sagepoint Financial, Inc., Sammons Securities Company LLC, Sanders Morris Harris, Inc., Scf Securities Inc, Securian Financial Services Inc, Securities America Inc, Securities Service Network Inc, Sigma Financial Corporation, Signal Securities Inc , Signator Investors Inc, Sii Investments Inc, Smith, Brown & Groover Inc, Sorrento Pacific Financial, LLC, Southern Financial Group Inc, Springboard Securities Inc, Ssi Equity Services Inc, Stanley Laman Group Securities LLC, Stephens Inc, Stifel Nicolaus & Co Inc, Stone & Youngberg LLC, Summit Brokerage Services, Inc., Summit Equities Inc, Sunset Financial Services Inc, Sws Financial Services Inc, Symetra Investments Services Inc, Syndicated Capital Inc, Synergy Investment Group LLC, Td Wealth Management Services, Inc.,Tfs Securities Inc, The Enterprise Securities Company, The Investment Center Inc, The New Penfacs, Inc., The On Equity Sales Company, The Strategic Financial Alliance Inc, Thoroughbred Financial Services LLC, Tower Square Securities Inc, Trading Services Group Inc, Transamerica Financial Advisors Inc, Triad Advisors Inc, Trustmont Financial Group, Inc., Ubs Financial Services Inc, Underwriters Equity Corporation, Unionbanc Investment Services, LLC, United Planners Financial Services, United Securities Alliance Inc, Univest Investments Inc, Usa Advanced Planners, Inc., Usa Financial Securities Corporation, Usallianz Securities Inc, Usi Securities Inc, Uvest Investment Services Inc, Uvest Investment Services Inc, Valmark Securities Inc, Vfic Securities Inc, Vsr Financial Services Inc, Wall Street Financial Group Inc, Walnut Street Securities, Waterstone Financial Group Inc, Wells Fargo Advisors LLC, Wells Fargo Brokerage Services LLC, Wells Fargo Insurance Services Investment Advisors Inc, Wells Fargo Investments LLC, Western Equity Group Inc., Windham Financial Services Inc, Woodbury Financial Services Inc, Workman Securities Corp, World Equity Group, Worth Financial Group Inc, Wrp Investments Inc, Ws Griffith Securities Inc.

Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

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EXPERTS

The financial statements of Pruco Life Insurance Company of New Jersey as of December 31, 2011 and 2010 and for each of the three years in the period ended December 31, 2011 and the financial statements of Pruco Life of New Jersey Variable Appreciable Account as of December 31, 2011 and for each of the two years in the period ended December 31, 2011, included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Actuarial matters included in this Statement of Additional Information have been examined by Nancy D. Davis, MAAA, FSA, Vice President and Actuary of Prudential.

PERFORMANCE DATA

Average Annual Total Return

The Account may advertise average annual total return information calculated according to a formula prescribed by the U.S. Securities and Exchange Commission (“SEC”).  Average annual total return shows the average annual percentage increase, or decrease, in the value of a hypothetical contribution allocated to a Subaccount from the beginning to the end of each specified period of time.  The SEC standardized version of this performance information is based on an assumed contribution of $1,000 allocated to a Subaccount at the beginning of each period and full withdrawal of the value of that amount at the end of each specified period.  This method of calculating performance further assumes that (i) a $1,000 contribution was allocated to a Subaccount and (ii) no transfers or additional payments were made.  Premium taxes are not included in the term “charges” for purposes of this calculation.  Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical contribution that would compare the Unit Value on the first day of a specified period to the ending redeemable value at the end of the period according to the following formula:

P(1+T)n = ERV

Where T equals average annual total return, where ERV (the ending redeemable value) is the value at the end of the applicable period of a hypothetical contribution of $1,000 made at the beginning of the applicable period, where P equals a hypothetical contribution of $1,000, and where n equals the number of years.

Non-Standard Total Return

In addition to the standardized average annual total return information described above, we may present total return information computed on bases different from that standardized method.  The Account may also present aggregate total return figures for various periods, reflecting the cumulative change in value of an investment in the Account for the specified period.

For the periods prior to the date the Subaccounts commenced operations, non-standard performance information for the Contracts will be calculated based on the performance of the Funds and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Funds, with the level of Contract charges that were in effect at the inception of the Subaccounts (this is referred to as “hypothetical performance data”).  Standard and non-standard average annual return calculations include the mortality and expense risk charge under the Contract, but do not reflect other life insurance Contract charges (sales, administration, and actual cost of insurance) nor any applicable surrender or lapse charges, which would significantly lower the returns.  Information stated for any given period does not indicate or represent future performance.

Money Market Subaccount Yield

The “total return” figures for the Money Market Subaccount are calculated using historical investment returns of the Money Market Portfolio of The Prudential Series Fund as if VUL ProtectorSM had been investing in that subaccount during a specified period.  Fees associated with the Series Fund are reflected; however, all fees, expenses, and charges associated with VUL ProtectorSM are not reflected.

The yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Money Market Subaccount at the beginning of a

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specified period, subtracting a hypothetical charge reflecting deductions from Contract Owner accounts, and dividing the difference by the value of the subaccount at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting figure carried to the nearest ten-thousandth of 1%.  The effective yield is obtained by taking the base period return, adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield ([base period return + 1] 365/7)-1.

The yields on amounts held in the Money Market Subaccount will fluctuate on a daily basis.  Therefore, the stated yields for any given period are not an indication of future yields.

FINANCIAL STATEMENTS

The financial statements of the Account should be distinguished from the financial statements of Pruco Life of New Jersey, which should be considered only as bearing upon the ability of Pruco Life of New Jersey to meet its obligations under the Contracts.

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FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2011

	SUBACCOUNTS
	Prudential Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
ASSETS
Investment in the portfolios, at fair value	$149,078,026	$439,873,976	$143,252,490	$226,764,631	$112,724,970

Net Assets	$149,078,026	$439,873,976	$143,252,490	$226,764,631	$112,724,970

NET ASSETS, representing:
Accumulation units	$149,078,026	$439,873,976	$143,252,490	$226,764,631	$112,724,970

	$149,078,026	$439,873,976	$143,252,490	$226,764,631	$112,724,970

Units outstanding	110,815,796	193,012,650	19,935,871	33,600,948	20,045,717

Portfolio shares held	14,907,803	37,467,971	6,036,767	14,181,653	6,907,167
Portfolio net asset value per share	$10.00	$11.74	$23.73	$15.99	$16.32
Investment in portfolio shares, at cost	$149,077,610	$412,080,074	$136,670,573	$222,767,285	$98,516,183

STATEMENT OF OPERATIONS For the year ended December 31, 2011
	SUBACCOUNTS
	Prudential Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
INVESTMENT INCOME
Dividend income	$41,953	$18,555,821	$1,038,768	$4,442,414	$2,545,739

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	484,886	974,387	882,551	1,419,289	711,853
Reimbursement for excess expenses	0	(6,652)	(119,695)	(477,797)	(195,901)

NET EXPENSES	484,886	967,735	762,856	941,492	515,952

NET INVESTMENT INCOME (LOSS)	(442,933)	17,588,086	275,912	3,500,922	2,029,787

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	9,886,286	0	0	0
Realized gain (loss) on shares redeemed	0	724,914	652,186	135,432	705,501
Net change in unrealized gain (loss) on investments	0	1,889,825	(6,783,721)	5,093,800	1,843,049

NET GAIN (LOSS) ON INVESTMENTS	0	12,501,025	(6,131,535)	5,229,232	2,548,550

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(442,933)	$30,089,111	$(5,855,623)	$8,730,154	$4,578,337

The accompanying notes are an integral part of these financial statements.

A1

SUBACCOUNTS (Continued)
Prudential High Yield Bond Portfolio	Prudential Stock Index Portfolio	Prudential Value Portfolio	Prudential Natural Resources Portfolio	Prudential Global Portfolio	Prudential Government Income Portfolio	Prudential Jennison Portfolio	Prudential Small Capitalization Stock Portfolio

$679,962,492	$35,340,891	$21,279,445	$19,347,995	$10,583,109	$3,686,885	$22,826,559	$9,855,878

$679,962,492	$35,340,891	$21,279,445	$19,347,995	$10,583,109	$3,686,885	$22,826,559	$9,855,878

$679,962,492	$35,340,891	$21,279,445	$19,347,995	$10,583,109	$3,686,885	$22,826,559	$9,855,878

$679,962,492	$35,340,891	$21,279,445	$19,347,995	$10,583,109	$3,686,885	$22,826,559	$9,855,878

234,169,579	15,240,768	3,307,570	1,083,067	5,897,804	908,874	11,703,412	2,354,082

137,923,426	1,123,003	1,335,809	505,830	624,741	298,051	981,365	579,758
$4.93	$31.47	$15.93	$38.25	$16.94	$12.37	$23.26	$17.00
$689,035,462	$34,401,298	$25,403,021	$15,527,761	$11,680,681	$3,520,056	$21,192,219	$9,943,249

SUBACCOUNTS (Continued)
Prudential High Yield Bond Portfolio	Prudential Stock Index Portfolio	Prudential Value Portfolio	Prudential Natural Resources Portfolio	Prudential Global Portfolio	Prudential Government Income Portfolio	Prudential Jennison Portfolio	Prudential Small Capitalization Stock Portfolio

$50,590,735	$572,245	$230,499	$44,684	$177,099	$86,418	$70,489	$79,740

2,731,140	170,095	117,776	138,469	57,765	20,925	115,696	59,130
0	0	0	0	0	0	0	0

2,731,140	170,095	117,776	138,469	57,765	20,925	115,696	59,130

47,859,595	402,150	112,723	(93,785)	119,334	65,493	(45,207)	20,610

0	0	0	0	0	71,464	0	132,190
50,708	170,500	(140,244)	846,304	(22,720)	9,970	155,887	(4,473)
(17,327,413)	11,273	(1,347,909)	(5,626,823)	(956,214)	89,143	(149,402)	(164,212)

(17,276,705)	181,773	(1,488,153)	(4,780,519)	(978,934)	170,577	6,485	(36,495)

$30,582,890	$583,923	$(1,375,430)	$(4,874,304)	$(859,600)	$236,070	$(38,722)	$(15,885)

The accompanying notes are an integral part of these financial statements.

A2

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2011

	SUBACCOUNTS
	T. Rowe Price International Stock Portfolio	Janus Aspen Janus Portfolio – Institutional Shares	MFS® Growth Series – Initial Class	American Century VP Value Fund	FTVIP Franklin Small-Mid Cap Growth Securities Fund – Class 2
ASSETS
Investment in the portfolios, at fair value	$124,970	$296,113	$94,137	$258,908	$233,866

Net Assets	$124,970	$296,113	$94,137	$258,908	$233,866

NET ASSETS, representing:
Accumulation units	$124,970	$296,113	$94,137	$258,908	$233,866

	$124,970	$296,113	$94,137	$258,908	$233,866

Units outstanding	136,231	410,021	136,972	137,620	257,437

Portfolio shares held	10,519	12,965	3,833	44,639	11,414
Portfolio net asset value per share	$11.88	$22.84	$24.56	$5.80	$20.49
Investment in portfolio shares, at cost	$147,031	$284,958	$76,731	$297,018	$214,377

STATEMENT OF OPERATIONS For the year ended December 31, 2011
	SUBACCOUNTS
	T. Rowe Price International Stock Portfolio	Janus Aspen Janus Portfolio – Institutional Shares	MFS® Growth Series – Initial Class	American Century VP Value Fund	FTVIP Franklin Small-Mid Cap Growth Securities Fund – Class 2
INVESTMENT INCOME
Dividend income	$2,163	$2,081	$184	$5,216	$0

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	1,200	2,604	847	2,282	2,064
Reimbursement for excess expenses	0	0	0	0	0

NET EXPENSES	1,200	2,604	847	2,282	2,064

NET INVESTMENT INCOME (LOSS)	963	(523)	(663)	2,934	(2,064)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	0	0	0
Realized gain (loss) on shares redeemed	(1,424)	1,993	249	(918)	6,022
Net change in unrealized gain (loss) on investments	(19,673)	(24,240)	(783)	(1,853)	(16,386)

NET GAIN (LOSS) ON INVESTMENTS	(21,097)	(22,247)	(534)	(2,771)	(10,364)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(20,134)	$(22,770)	$(1,197)	$163	$(12,428)

The accompanying notes are an integral part of these financial statements.

A3

SUBACCOUNTS (Continued)
Prudential SP Small Cap Value Portfolio	Janus Aspen Janus Portfolio – Service Shares	Prudential SP Prudential U.S. Emerging Growth Portfolio	Prudential SP Growth Asset Allocation Portfolio*	Prudential SP International Growth Portfolio	Prudential SP International Value Portfolio

$7,150,983	$848,885	$8,608,460	$0	$2,212,147	$2,728,244

$7,150,983	$848,885	$8,608,460	$0	$2,212,147	$2,728,244

$7,150,983	$848,885	$8,608,460	$0	$2,212,147	$2,728,244

$7,150,983	$848,885	$8,608,460	$0	$2,212,147	$2,728,244

4,103,041	832,771	4,844,230	0	1,776,511	2,123,854

602,950	37,561	1,103,649	0	507,373	467,966
$11.86	$22.60	$7.80	$0.00	$4.36	$5.83
$6,797,557	$764,429	$7,766,479	$0	$2,823,306	$3,646,250

SUBACCOUNTS (Continued)
Prudential SP Small Cap Value Portfolio	Janus Aspen Janus Portfolio – Service Shares	Prudential SP Prudential U.S. Emerging Growth Portfolio	Prudential SP Growth Asset Allocation Portfolio*	Prudential SP International Growth Portfolio	Prudential SP International Value Portfolio

$48,520	$3,973	$49,741	$0	$31,737	$75,419

18,022	2,233	21,401	14,655	7,375	10,247
0	0	0	0	0	0

18,022	2,233	21,401	14,655	7,375	10,247

30,498	1,740	28,340	(14,655)	24,362	65,172

0	0	72,050	0	0	0
27,342	15,172	73,621	1,704,513	(35,539)	(56,327)
(276,895)	(70,912)	(11,343)	(193,227)	(376,417)	(428,347)

(249,553)	(55,740)	134,328	1,511,286	(411,956)	(484,674)

$(219,055)	$(54,000)	$162,668	$1,496,631	$(387,594)	$(419,502)

*	The subaccount is no longer available for investment as of December 31, 2011

The accompanying notes are an integral part of these financial statements.

A4

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2011

	SUBACCOUNTS
	Janus Aspen Overseas Portfolio – Service Shares	Goldman Sachs Structured Small Cap Equity Fund	Invesco V.I. Technology Fund	M Large Cap Growth Fund	M International Equity Fund
ASSETS
Investment in the portfolios, at fair value	$223,600	$47,430	$9,712	$31,101	$17,904

Net Assets	$223,600	$47,430	$9,712	$31,101	$17,904

NET ASSETS, representing:
Accumulation units	$223,600	$47,430	$9,712	$31,101	$17,904

	$223,600	$47,430	$9,712	$31,101	$17,904

Units outstanding	31,474	29,927	29,116	2,086	1,334

Portfolio shares held	5,975	4,161	641	1,932	1,831
Portfolio net asset value per share	$37.42	$11.40	$15.16	$16.10	$9.78
Investment in portfolio shares, at cost	$276,896	$47,589	$8,072	$29,697	$23,354

STATEMENT OF OPERATIONS For the year ended December 31, 2011
	SUBACCOUNTS
	Janus Aspen Overseas Portfolio – Service Shares	Goldman Sachs Structured Small Cap Equity Fund	Invesco V.I. Technology Fund	M Large Cap Growth Fund	M International Equity Fund
INVESTMENT INCOME
Dividend income	$975	$400	$24	$0	$620

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	244	93	44	0	0
Reimbursement for excess expenses	0	0	0	0	0

NET EXPENSES	244	93	44	0	0

NET INVESTMENT INCOME (LOSS)	731	307	(20)	0	620

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	2,564	0	0	0	0
Realized gain (loss) on shares redeemed	(2,633)	154	8,730	637	(758)
Net change in unrealized gain (loss) on investments	(98,166)	(23)	(8,199)	(1,386)	(2,738)

NET GAIN (LOSS) ON INVESTMENTS	(98,235)	131	531	(749)	(3,496)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(97,504)	$438	$511	$(749)	$(2,876)

The accompanying notes are an integral part of these financial statements.

A5

SUBACCOUNTS (Continued)
M Business Opportunity Value Fund	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio	AST BlackRock Value Portfolio	AST Neuberger Berman Small-Cap Growth Portfolio*	AST Federated Aggressive Growth Portfolio	AST Small-Cap Value Portfolio	AST Goldman Sachs Mid-Cap Growth Portfolio

$33,335	$267,302	$184,887	$249,751	$0	$125,660	$297,700	$271,838

$33,335	$267,302	$184,887	$249,751	$0	$125,660	$297,700	$271,838

$33,335	$267,302	$184,887	$249,751	$0	$125,660	$297,700	$271,838

$33,335	$267,302	$184,887	$249,751	$0	$125,660	$297,700	$271,838

2,356	19,198	14,376	22,942	0	10,661	23,538	18,821

3,388	41,378	14,332	29,348	0	15,668	23,459	54,259
$9.84	$6.46	$12.90	$8.51	$0.00	$8.02	$12.69	$5.01
$33,359	$221,067	$181,043	$245,658	$0	$135,551	$270,764	$248,483

SUBACCOUNTS (Continued)
M Business Opportunity Value Fund	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio	AST BlackRock Value Portfolio	AST Neuberger Berman Small-Cap Growth Portfolio*	AST Federated Aggressive Growth Portfolio	AST Small-Cap Value Portfolio	AST Goldman Sachs Mid-Cap Growth Portfolio

$147	$1,515	$1,001	$1,626	$0	$435	$1,538	$0

0	233	198	237	18	112	289	233
0	0	0	0	0	0	0	0

0	233	198	237	18	112	289	233

147	1,282	803	1,389	(18)	323	1,249	(233)

0	0	0	0	0	0	0	10,834
382	7,031	748	2,123	16,018	1,605	7,565	5,379
(2,608)	5,810	(2,163)	(5,244)	(9,108)	(24,907)	(26,678)	(20,664)

(2,226)	12,841	(1,415)	(3,121)	6,910	(23,302)	(19,113)	(4,451)

$(2,079)	$14,123	$(612)	$(1,732)	$6,892	$(22,979)	$(17,864)	$(4,684)

*	The subaccount is no longer available for investment as of December 31, 2011

The accompanying notes are an integral part of these financial statements.

A6

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2011

	SUBACCOUNTS
	AST Marsico Capital Growth Portfolio	AST MFS Growth Portfolio	AST Neuberger Berman Mid-Cap Growth Portfolio	AST PIMCO Limited Maturity Bond Portfolio	AST T. Rowe Price Natural Resources Portfolio
ASSETS
Investment in the portfolios, at fair value	$1,007,033	$99,337	$14,055	$186,393	$658,597

Net Assets	$1,007,033	$99,337	$14,055	$186,393	$658,597

NET ASSETS, representing:
Accumulation units	$1,007,033	$99,337	$14,055	$186,393	$658,597

	$1,007,033	$99,337	$14,055	$186,393	$658,597

Units outstanding	100,414	8,422	961	14,183	48,098

Portfolio shares held	52,697	10,413	647	17,668	34,463
Portfolio net asset value per share	$19.11	$9.54	$21.72	$10.55	$19.11
Investment in portfolio shares, at cost	$969,880	$90,089	$12,580	$187,021	$737,757

STATEMENT OF OPERATIONS For the year ended December 31, 2011
	SUBACCOUNTS
	AST Marsico Capital Growth Portfolio	AST MFS Growth Portfolio	AST Neuberger Berman Mid-Cap Growth Portfolio	AST PIMCO Limited Maturity Bond Portfolio	AST T. Rowe Price Natural Resources Portfolio
INVESTMENT INCOME
Dividend income	$2,641	$326	$0	$1,329	$3,848

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	2,154	97	16	147	708
Reimbursement for excess expenses	0	0	0	0	0

NET EXPENSES	2,154	97	16	147	708

NET INVESTMENT INCOME (LOSS)	487	229	(16)	1,182	3,140

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	0	2,437	0
Realized gain (loss) on shares redeemed	10,300	2,379	1,226	(3)	1,120
Net change in unrealized gain (loss) on investments	(21,992)	(3,365)	(771)	(651)	(116,869)

NET GAIN (LOSS) ON INVESTMENTS	(11,692)	(986)	455	1,783	(115,749)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(11,205)	$(757)	$439	$2,965	$(112,609)

The accompanying notes are an integral part of these financial statements.

A7

SUBACCOUNTS (Continued)
AST MFS Global Equity Portfolio	AST JPMorgan International Equity Portfolio	AST T. Rowe Price Global Bond Portfolio	M Capital Appreciation Fund	American Century VP Mid Cap Value Fund – Class 1 Shares	AST Large-Cap Value Portfolio	AST Small-Cap Growth Portfolio

$85,077	$253,779	$131,703	$20,441	$64,865	$2,365,731	$1,816,724

$85,077	$253,779	$131,703	$20,441	$64,865	$2,365,731	$1,816,724

$85,077	$253,779	$131,703	$20,441	$64,865	$2,365,731	$1,816,724

$85,077	$253,779	$131,703	$20,441	$64,865	$2,365,731	$1,816,724

6,357	23,100	9,494	1,189	5,498	298,226	148,419

8,708	13,637	11,854	958	4,805	187,756	89,937
$9.77	$18.61	$11.11	$21.33	$13.50	$12.60	$20.20
$84,612	$264,586	$131,003	$21,217	$58,645	$2,713,410	$1,469,997

SUBACCOUNTS (Continued)
AST MFS Global Equity Portfolio	AST JPMorgan International Equity Portfolio	AST T. Rowe Price Global Bond Portfolio	M Capital Appreciation Fund	American Century VP Mid Cap Value Fund – Class 1 Shares	AST Large-Cap Value Portfolio	AST Small-Cap Growth Portfolio

$328	$3,091	$2,874	$0	$767	$29,666	$0

73	257	117	0	53	4,995	4,351
0	0	0	0	0	0	0

73	257	117	0	53	4,995	4,351

255	2,834	2,757	0	714	24,671	(4,351)

0	0	804	2,334	1,251	0	0
463	3,326	294	1,170	1,428	(29,796)	48,806
(3,886)	(30,794)	28	(5,703)	(3,214)	(98,312)	(81,077)

(3,423)	(27,468)	1,126	(2,199)	(535)	(128,108)	(32,271)

$(3,168)	$(24,634)	$3,883	$(2,199)	$179	$(103,437)	$(36,622)

The accompanying notes are an integral part of these financial statements.

A8

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2011

	SUBACCOUNTS
	The Dreyfus Socially Responsible Growth Fund – Service Shares	Prudential Jennison 20/20 Focus Portfolio	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio – Class 1 Shares	MFS® Utilities Series – Initial Class	Neuberger Berman Adviser’s Management Trust Socially Responsive Portfolio – Service Shares
ASSETS
Investment in the portfolios, at fair value	$1,709	$384,621	$27,635	$123,753	$6,059

Net Assets	$1,709	$384,621	$27,635	$123,753	$6,059

NET ASSETS, representing:
Accumulation units	$1,709	$384,621	$27,635	$123,753	$6,059

	$1,709	$384,621	$27,635	$123,753	$6,059

Units outstanding	161	38,554	2,669	11,988	617

Portfolio shares held	58	25,831	1,811	4,745	421
Portfolio net asset value per share	$29.70	$14.89	$15.26	$26.08	$14.39
Investment in portfolio shares, at cost	$1,547	$351,782	$26,878	$106,951	$5,614

STATEMENT OF OPERATIONS For the year ended December 31, 2011
	SUBACCOUNTS
	The Dreyfus Socially Responsible Growth Fund – Service Shares	Prudential Jennison 20/20 Focus Portfolio	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio – Class 1 Shares	MFS® Utilities Series – Initial Class	Neuberger Berman Adviser’s Management Trust Socially Responsive Portfolio – Service Shares
INVESTMENT INCOME
Dividend income	$9	$343	$79	$3,448	$16

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	1	405	17	106	7
Reimbursement for excess expenses	0	0	0	0	0

NET EXPENSES	1	405	17	106	7

NET INVESTMENT INCOME (LOSS)	8	(62)	62	3,342	9

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	0	0	0
Realized gain (loss) on shares redeemed	35	25,506	326	1,677	138
Net change in unrealized gain (loss) on investments	(39)	(41,959)	(802)	1,658	(353)

NET GAIN (LOSS) ON INVESTMENTS	(4)	(16,453)	(476)	3,335	(215)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4	$(16,515)	$(414)	$6,677	$(206)

The accompanying notes are an integral part of these financial statements.

A9

SUBACCOUNTS (Continued)
AST T. Rowe Price Large-Cap Growth Portfolio	AST Schroders Multi-Asset World Strategies Portfolio	AST PIMCO Total Return Bond Portfolio	AST T. Rowe Price Asset Allocation Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST First Trust Balanced Target Portfolio

$1,463,060	$92,655	$8,540,899	$287,817	$7,135,431	$12,217,500	$3,640,601	$64,443

$1,463,060	$92,655	$8,540,899	$287,817	$7,135,431	$12,217,500	$3,640,601	$64,443

$1,463,060	$92,655	$8,540,899	$287,817	$7,135,431	$12,217,500	$3,640,601	$64,443

$1,463,060	$92,655	$8,540,899	$287,817	$7,135,431	$12,217,500	$3,640,601	$64,443

134,428	6,819	777,010	20,488	633,239	1,092,160	327,077	4,612

120,219	7,278	717,120	16,724	793,708	1,119,844	309,575	6,812
$12.17	$12.73	$11.91	$17.21	$8.99	$10.91	$11.76	$9.46
$1,314,537	$96,211	$8,461,742	$284,849	$6,591,211	$11,354,105	$3,407,682	$64,894

SUBACCOUNTS (Continued)
AST T. Rowe Price Large-Cap Growth Portfolio	AST Schroders Multi-Asset World Strategies Portfolio	AST PIMCO Total Return Bond Portfolio	AST T. Rowe Price Asset Allocation Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST First Trust Balanced Target Portfolio

$0	$491	$147,883	$894	$21,608	$71,674	$31,856	$269

3,821	120	20,642	292	14,328	27,724	9,979	66
0	0	0	0	0	0	0	0

3,821	120	20,642	292	14,328	27,724	9,979	66

(3,821)	371	127,241	602	7,280	43,950	21,877	203

0	284	287,337	0	0	0	0	0
35,336	(58)	8,347	509	69,428	96,659	17,175	(132)
(58,392)	(4,340)	(183,406)	347	(350,874)	(326,660)	(21,929)	(706)

(23,056)	(4,114)	112,278	856	(281,446)	(230,001)	(4,754)	(838)

$(26,877)	$(3,743)	$239,519	$1,458	$(274,166)	$(186,051)	$17,123	$(635)

The accompanying notes are an integral part of these financial statements.

A10

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2011

	SUBACCOUNTS
	AST First Trust Capital Appreciation Target Portfolio	AST Advanced Strategies Portfolio	AST CLS Growth Asset Allocation Portfolio	AST CLS Moderate Asset Allocation Portfolio	Dreyfus Investment Portfolios, MidCap Stock Portfolio – Service Shares
ASSETS
Investment in the portfolios, at fair value	$108,038	$162,447	$211,329	$98,187	$17,389

Net Assets	$108,038	$162,447	$211,329	$98,187	$17,389

NET ASSETS, representing:
Accumulation units	$108,038	$162,447	$211,329	$98,187	$17,389

	$108,038	$162,447	$211,329	$98,187	$17,389

Units outstanding	7,836	11,327	15,088	7,371	1,665

Portfolio shares held	11,743	14,986	20,438	10,228	1,323
Portfolio net asset value per share	$9.20	$10.84	$10.34	$9.60	$13.14
Investment in portfolio shares, at cost	$111,520	$162,828	$213,806	$98,202	$12,823

STATEMENT OF OPERATIONS For the year ended December 31, 2011
	SUBACCOUNTS
	AST First Trust Capital Appreciation Target Portfolio	AST Advanced Strategies Portfolio	AST CLS Growth Asset Allocation Portfolio	AST CLS Moderate Asset Allocation Portfolio	Dreyfus Investment Portfolios, MidCap Stock Portfolio – Service Shares
INVESTMENT INCOME
Dividend income	$451	$803	$226	$185	$57

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	133	235	249	151	17
Reimbursement for excess expenses	0	0	0	0	0

NET EXPENSES	133	235	249	151	17

NET INVESTMENT INCOME (LOSS)	318	568	(23)	34	40

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	783	741	0
Realized gain (loss) on shares redeemed	(248)	188	641	131	942
Net change in unrealized gain (loss) on investments	(3,950)	(3,034)	(5,300)	(2,281)	(1,210)

NET GAIN (LOSS) ON INVESTMENTS	(4,198)	(2,846)	(3,876)	(1,409)	(268)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(3,880)	$(2,278)	$(3,899)	$(1,375)	$(228)

*	Represents less than one share

The accompanying notes are an integral part of these financial statements.

A11

SUBACCOUNTS (Continued)
AST BlackRock Global Strategies Portfolio	TOPS Aggressive Growth ETF Portfolio	TOPS Balanced ETF Portfolio	TOPS Capital Preservation ETF Portfolio		TOPS Growth ETF Portfolio	TOPS Moderate Growth ETF Portfolio	TOPS Protected Balanced ETF Portfolio

$23,264,502	$995	$12	$3		$2,176	$2,191	$3,385

$23,264,502	$995	$12	$3		$2,176	$2,191	$3,385

$23,264,502	$995	$12	$3		$2,176	$2,191	$3,385

$23,264,502	$995	$12	$3		$2,176	$2,191	$3,385

2,512,860	94	1	0		191	212	338

2,509,655	115	1	0	*	227	239	342
$9.27	$8.66	$9.56	$9.90		$9.58	$9.15	$9.89
$24,969,870	$990	$12	$3		$2,110	$2,198	$3,360

SUBACCOUNTS (Continued)
AST BlackRock Global Strategies Portfolio	TOPS Aggressive Growth ETF Portfolio	TOPS Balanced ETF Portfolio	TOPS Capital Preservation ETF Portfolio		TOPS Growth ETF Portfolio	TOPS Moderate Growth ETF Portfolio	TOPS Protected Balanced ETF Portfolio

$0	$0	$0	$0		$0	$0	$0

29,749	0	0	0		0	0	1
0	0	0	0		0	0	0

29,749	0	0	0		0	0	1

(29,749)	0	0	0		0	0	(1)

0	0	0	0		0	0	0
(90,968)	(5)	0	0		0	(1)	1
(1,705,368)	5	0	0		66	(7)	25

(1,796,336)	0	0	0		66	(8)	26

$(1,826,085)	$0	$0	$0		$66	$(8)	$25

The accompanying notes are an integral part of these financial statements.

A12

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2011

	SUBACCOUNTS
	TOPS Protected Growth ETF Portfolio	TOPS Protected Moderate Growth ETF Portfolio
ASSETS
Investment in the portfolios, at fair value	$10,455	$6,149

Net Assets	$10,455	$6,149

NET ASSETS, representing:
Accumulation units	$10,455	$6,149

	$10,455	$6,149

Units outstanding	1,042	613

Portfolio shares held	1,110	626
Portfolio net asset value per share	$9.42	$9.83
Investment in portfolio shares, at cost	$10,406	$6,014

STATEMENT OF OPERATIONS For the year ended December 31, 2011
	SUBACCOUNTS
	TOPS Protected Growth ETF Portfolio	TOPS Protected Moderate Growth ETF Portfolio
INVESTMENT INCOME
Dividend income	$0	$0

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	4	3
Reimbursement for excess expenses	0	0

NET EXPENSES	4	3

NET INVESTMENT INCOME (LOSS)	(4)	(3)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0
Realized gain (loss) on shares redeemed	0	5
Net change in unrealized gain (loss) on investments	49	135

NET GAIN (LOSS) ON INVESTMENTS	49	140

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$45	$137

The accompanying notes are an integral part of these financial statements.

A13

[THIS PAGE INTENTIONALLY LEFT BLANK]

A14

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2011 and 2010

	SUBACCOUNTS
	Prudential Money Market Portfolio		Prudential Diversified Bond Portfolio		Prudential Equity Portfolio
	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010
OPERATIONS
Net investment income (loss)	$(442,933)	$(483,358)	$17,588,086	$14,563,985	$275,912	$398,560
Capital gains distributions received	0	0	9,886,286	4,113,192	0	0
Realized gain (loss) on shares redeemed	0	0	724,914	609,869	652,186	(90,618)
Net change in unrealized gain (loss) on investments	0	0	1,889,825	14,757,015	(6,783,721)	15,406,200

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(442,933)	(483,358)	30,089,111	34,044,061	(5,855,623)	15,714,142

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	19,559,361	4,641,180	1,985,131	86,306,779	5,643,304	5,858,907
Policy loans	(170,794)	(537,654)	(758,592)	(793,124)	(2,763,850)	(2,985,394)
Policy loan repayments and interest	285,394	223,868	527,796	503,565	3,525,128	3,535,895
Surrenders, withdrawals and death benefits	(62,795,253)	(1,312,347)	(1,041,000)	(1,013,563)	(4,729,795)	(4,847,238)
Net transfers between other subaccounts or fixed rate option	(28,839,835)	11,702,055	559,368	998,012	(2,627,355)	(2,408,572)
Withdrawal and other charges	(2,686,253)	(2,558,544)	(8,515,991)	(7,767,713)	(4,125,321)	(4,218,811)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(74,647,380)	12,158,558	(7,243,288)	78,233,956	(5,077,889)	(5,065,213)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(75,090,313)	11,675,200	22,845,823	112,278,017	(10,933,512)	10,648,929

NET ASSETS
Beginning of period	224,168,339	212,493,139	417,028,153	304,750,136	154,186,002	143,537,073

End of period	$149,078,026	$224,168,339	$439,873,976	$417,028,153	$143,252,490	$154,186,002

Beginning units	158,506,805	153,276,761	196,379,651	156,799,204	20,307,276	20,641,893

Units issued	13,585,128	16,295,562	1,117,437	44,015,948	1,758,669	2,036,016
Units redeemed	(61,276,137)	(11,065,518)	(4,484,438)	(4,435,501)	(2,130,074)	(2,370,633)

Ending units	110,815,796	158,506,805	193,012,650	196,379,651	19,935,871	20,307,276

The accompanying notes are an integral part of these financial statements.

A15

SUBACCOUNTS (Continued)
Prudential Flexible Managed Portfolio		Prudential Conservative Balanced Portfolio		Prudential High Yield Bond Portfolio		Prudential Stock Index Portfolio
01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010

$3,500,922	$3,899,491	$2,029,787	$2,125,285	$47,859,595	$49,464,702	$402,150	$421,298
0	0	0	0	0	0	0	0
135,432	(751,461)	705,501	294,920	50,708	(47,789)	170,500	(124,010)
5,093,800	20,517,396	1,843,049	9,122,267	(17,327,413)	29,688,129	11,273	4,151,554

8,730,154	23,665,426	4,578,337	11,542,472	30,582,890	79,105,042	583,923	4,448,842

9,142,135	9,142,605	4,648,664	4,676,813	823,169	949,518	2,543,170	3,559,821
(3,716,529)	(4,423,862)	(1,573,161)	(1,912,697)	(293,561)	(281,154)	(709,871)	(597,295)
4,963,706	5,076,792	1,959,219	1,936,947	149,535	154,174	436,898	484,874
(7,883,930)	(7,634,880)	(3,924,476)	(3,133,204)	(1,634,100)	(619,018)	(1,207,718)	(2,140,726)
(3,355,733)	(3,439,047)	(2,215,663)	(1,828,664)	(2,437,032)	(3,236,281)	(279,404)	(1,092,988)
(6,755,012)	(6,875,283)	(3,475,858)	(3,545,599)	(4,747,034)	(4,480,328)	(1,255,015)	(1,311,881)

(7,605,363)	(8,153,675)	(4,581,275)	(3,806,404)	(8,139,023)	(7,513,089)	(471,940)	(1,098,195)

1,124,791	15,511,751	(2,938)	7,736,068	22,443,867	71,591,953	111,983	3,350,647

225,639,840	210,128,089	112,727,908	104,991,840	657,518,625	585,926,672	35,228,908	31,878,261

$226,764,631	$225,639,840	$112,724,970	$112,727,908	$679,962,492	$657,518,625	$35,340,891	$35,228,908

34,700,743	35,986,817	20,849,119	21,547,403	237,118,177	239,747,022	15,319,108	15,515,506

2,152,739	2,450,226	1,242,282	1,386,534	635,742	699,726	2,233,316	2,733,849
(3,252,534)	(3,736,300)	(2,045,684)	(2,084,818)	(3,584,340)	(3,328,571)	(2,311,656)	(2,930,247)

33,600,948	34,700,743	20,045,717	20,849,119	234,169,579	237,118,177	15,240,768	15,319,108

The accompanying notes are an integral part of these financial statements.

A16

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2011 and 2010

	SUBACCOUNTS
	Prudential Value Portfolio		Prudential Natural Resources Portfolio		Prudential Global Portfolio
	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010
OPERATIONS
Net investment income (loss)	$112,723	$75,930	$(93,785)	$(41,437)	$119,334	$110,095
Capital gains distributions received	0	0	0	0	0	0
Realized gain (loss) on shares redeemed	(140,244)	(316,435)	846,304	2,996,130	(22,720)	(109,493)
Net change in unrealized gain (loss) on investments	(1,347,909)	2,567,604	(5,626,823)	2,215,541	(956,214)	1,242,110

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,375,430)	2,327,099	(4,874,304)	5,170,234	(859,600)	1,242,712

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,255,174	1,037,038	578,254	455,553	760,522	764,165
Policy loans	(319,371)	(298,787)	(381,365)	(444,545)	(193,678)	(235,075)
Policy loan repayments and interest	275,509	289,641	380,421	334,236	157,002	130,502
Surrenders, withdrawals and death benefits	(647,449)	(571,003)	(958,137)	(604,008)	(383,540)	(347,041)
Net transfers between other subaccounts or fixed rate option	(200,067)	5,205,979	(694,095)	(13,657,574)	(150,001)	(59,866)
Withdrawal and other charges	(689,521)	(599,197)	(475,055)	(449,395)	(387,582)	(402,656)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(325,725)	5,063,671	(1,549,977)	(14,365,733)	(197,277)	(149,971)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,701,155)	7,390,770	(6,424,281)	(9,195,499)	(1,056,877)	1,092,741

NET ASSETS
Beginning of period	22,980,600	15,589,830	25,772,276	34,967,775	11,639,986	10,547,245

End of period	$21,279,445	$22,980,600	$19,347,995	$25,772,276	$10,583,109	$11,639,986

Beginning units	3,356,609	2,440,873	1,151,437	1,970,431	5,997,821	6,042,981

Units issued	222,892	1,231,875	141,954	148,010	661,463	823,296
Units redeemed	(271,931)	(316,139)	(210,324)	(967,004)	(761,480)	(868,456)

Ending units	3,307,570	3,356,609	1,083,067	1,151,437	5,897,804	5,997,821

The accompanying notes are an integral part of these financial statements.

A17

SUBACCOUNTS (Continued)
Prudential Government Income Portfolio		Prudential Jennison Portfolio		Prudential Small Capitalization Stock Portfolio		T. Rowe Price International Stock Portfolio
01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010

$65,493	$78,415	$(45,207)	$9,610	$20,610	$73,498	$963	$(355)
71,464	81,693	0	0	132,190	0	0	508
9,970	13,100	155,887	(1,342,344)	(4,473)	(1,938,232)	(1,424)	(39,434)
89,143	35,021	(149,402)	2,629,791	(164,212)	2,793,827	(19,673)	54,114

236,070	208,229	(38,722)	1,297,057	(15,885)	929,093	(20,134)	14,833

126,166	130,161	1,770,016	1,849,940	330,680	308,848	5,178	3,611
(65,586)	(68,313)	(564,563)	(521,329)	(128,136)	(148,234)	(9,561)	0
55,146	124,610	449,439	410,057	225,874	149,069	132	0
(116,409)	(294,208)	(876,851)	(842,052)	(347,009)	(355,815)	(23,567)	0
63,026	25,829	(312,826)	1,201,389	12,760	1,104,478	0	(217,146)
(97,168)	(101,996)	(899,291)	(914,620)	(237,564)	(230,496)	(5,863)	(7,950)

(34,825)	(183,917)	(434,076)	1,183,385	(143,395)	827,850	(33,681)	(221,485)

201,245	24,312	(472,798)	2,480,442	(159,280)	1,756,943	(53,815)	(206,652)

3,485,640	3,461,328	23,299,357	20,818,915	10,015,158	8,258,215	178,785	385,437

$3,686,885	$3,485,640	$22,826,559	$23,299,357	$9,855,878	$10,015,158	$124,970	$178,785

919,308	970,870	11,844,406	11,372,664	2,397,307	2,478,146	163,313	409,273

116,476	138,563	1,386,156	5,275,171	210,961	2,531,025	5,134	3,851
(126,910)	(190,125)	(1,527,150)	(4,803,429)	(254,186)	(2,611,864)	(32,216)	(249,811)

908,874	919,308	11,703,412	11,844,406	2,354,082	2,397,307	136,231	163,313

The accompanying notes are an integral part of these financial statements.

A18

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2011 and 2010

	SUBACCOUNTS
	Janus Aspen Janus Portfolio – Institutional Shares		MFS® Growth Series – Initial Class		American Century VP Value Fund
	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010
OPERATIONS
Net investment income (loss)	$(523)	$1,100	$(663)	$(608)	$2,934	$3,086
Capital gains distributions received	0	0	0	0	0	0
Realized gain (loss) on shares redeemed	1,993	(28)	249	104	(918)	(7,028)
Net change in unrealized gain (loss) on investments	(24,240)	43,194	(783)	11,864	(1,853)	30,991

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(22,770)	44,266	(1,197)	11,360	163	27,049

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	20,285	23,972	1,599	5,377	5,312	5,535
Policy loans	0	0	0	0	0	0
Policy loan repayments and interest	0	0	0	0	0	0
Surrenders, withdrawals and death benefits	(62,095)	0	0	0	0	(17,393)
Net transfers between other subaccounts or fixed rate option	0	0	2,890	2,544	6,589	6,203
Withdrawal and other charges	(8,569)	(7,472)	(631)	(558)	(5,315)	(4,742)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(50,379)	16,500	3,858	7,363	6,586	(10,397)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(73,149)	60,766	2,661	18,723	6,749	16,652

NET ASSETS
Beginning of period	369,262	308,496	91,476	72,753	252,159	235,507

End of period	$296,113	$369,262	$94,137	$91,476	$258,908	$252,159

Beginning units	484,675	460,765	131,469	119,514	134,184	140,880

Units issued	26,564	34,834	6,384	12,853	6,288	6,870
Units redeemed	(101,218)	(10,924)	(881)	(898)	(2,852)	(13,566)

Ending units	410,021	484,675	136,972	131,469	137,620	134,184

The accompanying notes are an integral part of these financial statements.

A19

SUBACCOUNTS (Continued)
FTVIP Franklin Small-Mid Cap Growth Securities Fund – Class 2		Prudential SP Small Cap Value Portfolio		Janus Aspen Janus Portfolio – Service Shares		Prudential SP Prudential U.S. Emerging Growth Portfolio
01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010

$(2,064)	$(1,713)	$30,498	$23,517	$1,740	$1,067	$28,340	$10,679
0	0	0	0	0	0	72,050	0
6,022	(2,036)	27,342	(41,580)	15,172	6,656	73,621	(19,615)
(16,386)	58,554	(276,895)	1,499,485	(70,912)	104,426	(11,343)	1,146,054

(12,428)	54,805	(219,055)	1,481,422	(54,000)	112,149	162,668	1,137,118

23,374	22,443	940,954	1,079,845	126,940	138,393	1,145,240	1,084,866
(10,072)	0	(224,011)	(251,004)	(66,289)	(42,415)	(268,020)	(188,997)
132	0	39,422	29,636	7,728	8,053	53,884	30,883
(24,646)	(18,319)	(229,597)	(266,548)	(29,249)	(49,182)	(308,995)	(306,396)
2,651	3,235	(13,297)	3,685	(18,035)	4,489	8,333	2,912,274
(7,852)	(8,837)	(391,754)	(432,892)	(41,304)	(41,886)	(468,475)	(437,073)

(16,413)	(1,478)	121,717	162,722	(20,209)	17,452	161,967	3,095,557

(28,841)	53,327	(97,338)	1,644,144	(74,209)	129,601	324,635	4,232,675

262,707	209,380	7,248,321	5,604,177	923,094	793,493	8,283,825	4,051,150

$233,866	$262,707	$7,150,983	$7,248,321	$848,885	$923,094	$8,608,460	$8,283,825

271,179	273,533	4,028,346	3,920,768	853,137	835,713	4,760,484	2,809,459

29,344	32,791	603,597	813,673	132,369	155,472	715,838	2,893,085
(43,086)	(35,145)	(528,902)	(706,095)	(152,735)	(138,048)	(632,092)	(942,060)

257,437	271,179	4,103,041	4,028,346	832,771	853,137	4,844,230	4,760,484

The accompanying notes are an integral part of these financial statements.

A20

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2011 and 2010

	SUBACCOUNTS
	Prudential SP Growth Asset Allocation Portfolio		Prudential SP International Growth Portfolio		Prudential SP International Value Portfolio
	01/01/2011 to 04/29/2011**	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010
OPERATIONS
Net investment income (loss)	$(14,655)	$356,211	$24,362	$26,881	$65,172	$50,307
Capital gains distributions received	0	0	0	0	0	0
Realized gain (loss) on shares redeemed	1,704,513	(284,947)	(35,539)	(75,316)	(56,327)	(75,001)
Net change in unrealized gain (loss) on investments	(193,227)	2,635,223	(376,417)	348,385	(428,347)	316,059

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,496,631	2,706,487	(387,594)	299,950	(419,502)	291,365

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,686,356	5,528,719	402,155	466,859	370,096	503,781
Policy loans	(206,680)	(557,530)	(83,448)	(67,242)	(64,257)	(53,787)
Policy loan repayments and interest	35,935	50,560	12,650	10,223	11,305	7,819
Surrenders, withdrawals and death benefits	(299,061)	(879,661)	(111,239)	(60,314)	(138,472)	(85,714)
Net transfers between other subaccounts or fixed rate option	(24,736,620)	(737,276)	17,147	(82,836)	22,703	(2,347)
Withdrawal and other charges	(796,527)	(2,434,993)	(160,415)	(177,353)	(169,599)	(186,894)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(24,316,597)	969,819	76,850	89,337	31,776	182,858

TOTAL INCREASE (DECREASE) IN NET ASSETS	(22,819,966)	3,676,306	(310,744)	389,287	(387,726)	474,223

NET ASSETS
Beginning of period	22,819,966	19,143,660	2,522,891	2,133,604	3,115,970	2,641,747

End of period	$0	$22,819,966	$2,212,147	$2,522,891	$2,728,244	$3,115,970

Beginning units	16,214,665	15,541,725	1,718,765	1,654,845	2,099,445	1,973,543

Units issued	1,167,920	4,438,052	435,767	419,795	357,713	452,497
Units redeemed	(17,382,585)	(3,765,112)	(378,021)	(355,875)	(333,304)	(326,595)

Ending units	0	16,214,665	1,776,511	1,718,765	2,123,854	2,099,445

**	Date subaccount was no longer available for investment

The accompanying notes are an integral part of these financial statements.

A21

SUBACCOUNTS (Continued)
Janus Aspen Overseas Portfolio – Service Shares		Goldman Sachs Structured Small Cap Equity Fund		Invesco V.I. Technology Fund		M Large Cap Growth Fund
01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010

$731	$725	$307	$151	$(20)	$(82)	$0	$90
2,564	0	0	0	0	0	0	0
(2,633)	19,620	154	(189)	8,730	285	637	(318)
(98,166)	23,024	(23)	10,134	(8,199)	7,944	(1,386)	5,151

(97,504)	43,369	438	10,096	511	8,147	(749)	4,923

101,533	61,335	4,534	4,495	0	26	12,240	8,610
(899)	(2,247)	0	0	(9,818)	0	(1,331)	(945)
1,573	121	0	0	132	0	2,565	1,228
(5,192)	(925)	(1,962)	0	(24,716)	0	0	0
43,291	(31,578)	0	0	0	0	0	3,706
(37,827)	(35,209)	(916)	(819)	(2,623)	(3,874)	(8,416)	(6,726)

102,479	(8,503)	1,656	3,676	(37,025)	(3,848)	5,058	5,873

4,975	34,866	2,094	13,772	(36,514)	4,299	4,309	10,796

218,625	183,759	45,336	31,564	46,226	41,927	26,792	15,996

$223,600	$218,625	$47,430	$45,336	$9,712	$46,226	$31,101	$26,792

20,802	21,837	28,741	25,984	131,357	144,377	1,783	1,310

17,882	13,758	2,908	3,381	384	0	950	1,107
(7,210)	(14,793)	(1,722)	(624)	(102,625)	(13,020)	(647)	(634)

31,474	20,802	29,927	28,741	29,116	131,357	2,086	1,783

The accompanying notes are an integral part of these financial statements.

A22

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2011 and 2010

	SUBACCOUNTS
	M International Equity Fund		M Business Opportunity Value Fund		AST Cohen & Steers Realty Portfolio
	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010
OPERATIONS
Net investment income (loss)	$620	$881	$147	$225	$1,282	$2,540
Capital gains distributions received	0	0	0	0	0	0
Realized gain (loss) on shares redeemed	(758)	(1,629)	382	(61)	7,031	4,834
Net change in unrealized gain (loss) on investments	(2,738)	2,564	(2,608)	2,439	5,810	32,604

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,876)	1,816	(2,079)	2,603	14,123	39,978

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	4	12,058	12,055	12,053	78,552	69,361
Policy loans	(154)	(363)	0	0	(2,457)	(3,487)
Policy loan repayments and interest	0	507	0	0	1,386	297
Surrenders, withdrawals and death benefits	0	0	0	0	(15,034)	(1,709)
Net transfers between other subaccounts or fixed rate option	0	2,806	0	5,310	33,163	11,038
Withdrawal and other charges	(6,846)	(8,431)	(9,213)	(8,829)	(41,783)	(43,053)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(6,996)	6,577	2,842	8,534	53,827	32,447

TOTAL INCREASE (DECREASE) IN NET ASSETS	(9,872)	8,393	763	11,137	67,950	72,425

NET ASSETS
Beginning of period	27,776	19,383	32,572	21,435	199,352	126,927

End of period	$17,904	$27,776	$33,335	$32,572	$267,302	$199,352

Beginning units	1,789	1,306	2,208	1,588	15,246	12,479

Units issued	0	1,086	783	1,319	8,696	8,131
Units redeemed	(455)	(603)	(635)	(699)	(4,744)	(5,364)

Ending units	1,334	1,789	2,356	2,208	19,198	15,246

**	Date subaccount was no longer available for investment

The accompanying notes are an integral part of these financial statements.

A23

SUBACCOUNTS (Continued)
AST J.P. Morgan Strategic Opportunities Portfolio		AST BlackRock Value Portfolio		AST Neuberger Berman Small-Cap Growth Portfolio		AST Federated Aggressive Growth Portfolio
01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 04/29/2011**	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010

$803	$193	$1,389	$2,508	$(18)	$(45)	$323	$(30)
0	0	0	0	0	0	0	0
748	549	2,123	(1,745)	16,018	2,551	1,605	750
(2,163)	4,129	(5,244)	23,245	(9,108)	6,889	(24,907)	16,100

(612)	4,871	(1,732)	24,008	6,892	9,395	(22,979)	16,820

123,089	43,529	91,868	94,764	7,635	22,559	43,327	32,960
(36)	(98)	(6,923)	(2,425)	(37)	(133)	(238)	(160)
6	1	556	27	0	0	6	4
(1,173)	(795)	(18,978)	(3,322)	(222)	(290)	(5,649)	(1,165)
46,162	5,224	6,551	(812)	(62,285)	(284)	62,258	2,768
(62,687)	(25,082)	(44,862)	(46,513)	(4,494)	(11,798)	(27,070)	(17,915)

105,361	22,779	28,212	41,719	(59,403)	10,054	72,634	16,492

104,749	27,650	26,480	65,727	(52,511)	19,449	49,655	33,312

80,138	52,488	223,271	157,544	52,511	33,062	76,005	42,693

$184,887	$80,138	$249,751	$223,271	$0	$52,511	$125,660	$76,005

6,271	4,414	20,388	16,160	4,534	3,430	5,597	4,163

12,680	4,171	9,224	9,676	639	4,200	8,042	3,347
(4,575)	(2,314)	(6,670)	(5,448)	(5,173)	(3,096)	(2,978)	(1,913)

14,376	6,271	22,942	20,388	0	4,534	10,661	5,597

The accompanying notes are an integral part of these financial statements.

A24

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2011 and 2010

	SUBACCOUNTS
	AST Small-Cap Value Portfolio		AST Goldman Sachs Mid-Cap Growth Portfolio		AST Marsico Capital Growth Portfolio
	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010
OPERATIONS
Net investment income (loss)	$1,249	$799	$(233)	$(176)	$487	$3,587
Capital gains distributions received	0	0	10,834	0	0	0
Realized gain (loss) on shares redeemed	7,565	2,742	5,379	14,411	10,300	(10,845)
Net change in unrealized gain (loss) on investments	(26,678)	53,269	(20,664)	21,061	(21,992)	158,825

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(17,864)	56,810	(4,684)	35,296	(11,205)	151,567

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	103,225	107,131	75,229	73,012	212,002	213,195
Policy loans	(6,461)	(5,432)	(4,891)	(53,372)	(15,221)	(14,824)
Policy loan repayments and interest	1,796	256	96	17	2,882	2,154
Surrenders, withdrawals and death benefits	(15,638)	(4,038)	(8,381)	(1,315)	(63,250)	(48,881)
Net transfers between other subaccounts or fixed rate option	4,505	(3,307)	48,363	34,031	23,791	61,261
Withdrawal and other charges	(60,125)	(62,069)	(44,128)	(45,100)	(98,127)	(94,963)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	27,302	32,541	66,288	7,273	62,077	117,942

TOTAL INCREASE (DECREASE) IN NET ASSETS	9,438	89,351	61,604	42,569	50,872	269,509

NET ASSETS
Beginning of period	288,262	198,911	210,234	167,665	956,161	686,652

End of period	$297,700	$288,262	$271,838	$210,234	$1,007,033	$956,161

Beginning units	21,408	18,593	14,108	13,469	94,463	81,062

Units issued	9,130	9,691	8,931	9,171	24,281	32,445
Units redeemed	(7,000)	(6,876)	(4,218)	(8,532)	(18,330)	(19,044)

Ending units	23,538	21,408	18,821	14,108	100,414	94,463

The accompanying notes are an integral part of these financial statements.

A25

SUBACCOUNTS (Continued)
AST MFS Growth Portfolio		AST Neuberger Berman Mid-Cap Growth Portfolio		AST PIMCO Limited Maturity Bond Portfolio		AST T. Rowe Price Natural Resources Portfolio
01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010

$229	$23	$(16)	$(23)	$1,182	$1,572	$3,140	$1,975
0	0	0	0	2,437	97	0	0
2,379	1,137	1,226	(402)	(3)	(14)	1,120	(16,875)
(3,365)	10,695	(771)	6,122	(651)	733	(116,869)	132,519

(757)	11,855	439	5,697	2,965	2,388	(112,609)	117,619

34,545	34,880	0	2	51,589	29,006	246,692	274,494
(1,669)	(4,319)	(18)	(1)	(3)	(110)	(10,287)	(8,820)
153	65	0	0	4	3	509	1,211
(4,215)	(1,838)	(1,464)	(80)	(1,614)	(3,252)	(27,096)	(28,764)
(1,207)	32,878	(7,322)	(1,177)	81,917	4,713	(6,831)	(5,556)
(22,286)	(23,465)	(1,904)	(3,196)	(23,403)	(17,374)	(135,633)	(145,124)

5,321	38,201	(10,708)	(4,452)	108,490	12,986	67,354	87,441

4,564	50,056	(10,269)	1,245	111,455	15,374	(45,255)	205,060

94,773	44,717	24,324	23,079	74,938	59,564	703,852	498,792

$99,337	$94,773	$14,055	$24,324	$186,393	$74,938	$658,597	$703,852

7,979	4,242	1,690	2,061	5,824	4,805	43,691	37,257

3,094	6,619	0	0	10,584	2,766	17,576	21,295
(2,651)	(2,882)	(729)	(371)	(2,225)	(1,747)	(13,169)	(14,861)

8,422	7,979	961	1,690	14,183	5,824	48,098	43,691

The accompanying notes are an integral part of these financial statements.

A26

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2011 and 2010

	SUBACCOUNTS
	AST MFS Global Equity Portfolio		AST JPMorgan International Equity Portfolio		AST T. Rowe Price Global Bond Portfolio
	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010
OPERATIONS
Net investment income (loss)	$255	$209	$2,834	$2,525	$2,757	$2,467
Capital gains distributions received	0	0	0	0	804	482
Realized gain (loss) on shares redeemed	463	(435)	3,326	(376)	294	(231)
Net change in unrealized gain (loss) on investments	(3,886)	6,894	(30,794)	16,603	28	2,252

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(3,168)	6,668	(24,634)	18,752	3,883	4,970

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	31,784	26,327	96,983	113,304	47,709	44,999
Policy loans	(3)	(200)	(8,887)	(5,552)	(1,154)	(102)
Policy loan repayments and interest	8	2	268	123	26	2
Surrenders, withdrawals and death benefits	(879)	(278)	(23,346)	(5,420)	(7,391)	(1,734)
Net transfers between other subaccounts or fixed rate option	11,363	(2,840)	3,949	(14,224)	13,949	6,840
Withdrawal and other charges	(15,142)	(17,204)	(52,561)	(60,707)	(29,635)	(29,401)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	27,131	5,807	16,406	27,524	23,504	20,604

TOTAL INCREASE (DECREASE) IN NET ASSETS	23,963	12,475	(8,228)	46,276	27,387	25,574

NET ASSETS
Beginning of period	61,114	48,639	262,007	215,731	104,316	78,742

End of period	$85,077	$61,114	$253,779	$262,007	$131,703	$104,316

Beginning units	4,419	3,937	21,645	19,080	7,822	6,237

Units issued	3,120	2,174	9,395	14,533	4,472	4,031
Units redeemed	(1,182)	(1,692)	(7,940)	(11,968)	(2,800)	(2,446)

Ending units	6,357	4,419	23,100	21,645	9,494	7,822

The accompanying notes are an integral part of these financial statements.

A27

SUBACCOUNTS (Continued)
M Capital Appreciation Fund		American Century VP Mid Cap Value Fund – Class 1 Shares		AST Large-Cap Value Portfolio		AST Small-Cap Growth Portfolio
01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010

$0	$39	$714	$828	$24,671	$17,110	$(4,351)	$(34)
2,334	0	1,251	0	0	0	0	0
1,170	966	1,428	816	(29,796)	(67,781)	48,806	7,138
(5,703)	3,219	(3,214)	5,246	(98,312)	316,453	(81,077)	453,398

(2,199)	4,224	179	6,890	(103,437)	265,782	(36,622)	460,502

8,606	8,613	23,524	11,301	447,314	486,161	239,689	241,677
0	0	(24)	(704)	(70,844)	(84,353)	(82,729)	(29,729)
0	0	12	42	11,753	11,664	15,463	7,271
0	0	(3,565)	(92)	(117,168)	(75,045)	(83,049)	(70,454)
0	(298)	7,132	5,673	22,600	(51,365)	85,153	52,357
(6,585)	(5,957)	(10,356)	(5,911)	(173,508)	(192,461)	(115,690)	(103,464)

2,021	2,358	16,723	10,309	120,147	94,601	58,837	97,658

(178)	6,582	16,902	17,199	16,710	360,383	22,215	558,160

20,619	14,037	47,963	30,764	2,349,021	1,988,638	1,794,509	1,236,349

$20,441	$20,619	$64,865	$47,963	$2,365,731	$2,349,021	$1,816,724	$1,794,509

1,113	962	4,033	3,082	283,147	270,691	144,827	135,818

434	632	2,842	1,783	67,065	74,309	32,683	35,761
(358)	(481)	(1,377)	(832)	(51,986)	(61,853)	(29,091)	(26,752)

1,189	1,113	5,498	4,033	298,226	283,147	148,419	144,827

The accompanying notes are an integral part of these financial statements.

A28

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2011 and 2010

	SUBACCOUNTS
	The Dreyfus Socially Responsible Growth Fund – Service Shares		Prudential Jennison 20/20 Focus Portfolio		JPMorgan Insurance Trust Intrepid Mid Cap Portfolio – Class 1 Shares
	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010
OPERATIONS
Net investment income (loss)	$8	$5	$(62)	$(279)	$62	$63
Capital gains distributions received	0	0	0	0	0	0
Realized gain (loss) on shares redeemed	35	49	25,506	6,703	326	268
Net change in unrealized gain (loss) on investments	(39)	70	(41,959)	21,568	(802)	1,094

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4	124	(16,515)	27,992	(414)	1,425

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	955	872	180,107	141,919	7,456	4,818
Policy loans	0	0	(315)	(2,556)	(37)	0
Policy loan repayments and interest	0	0	1,039	86	3	0
Surrenders, withdrawals and death benefits	(8)	(35)	(57,084)	(2,975)	(132)	(71)
Net transfers between other subaccounts or fixed rate option	9	(130)	(2,738)	53,058	15,020	3,154
Withdrawal and other charges	(408)	(403)	(81,463)	(71,449)	(4,229)	(3,254)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	548	304	39,546	118,083	18,081	4,647

TOTAL INCREASE (DECREASE) IN NET ASSETS	552	428	23,031	146,075	17,667	6,072

NET ASSETS
Beginning of period	1,157	729	361,590	215,515	9,968	3,896

End of period	$1,709	$1,157	$384,621	$361,590	$27,635	$9,968

Beginning units	109	79	34,700	22,281	947	442

Units issued	90	97	23,677	21,802	2,297	907
Units redeemed	(38)	(67)	(19,823)	(9,383)	(575)	(402)

Ending units	161	109	38,554	34,700	2,669	947

The accompanying notes are an integral part of these financial statements.

A29

SUBACCOUNTS (Continued)
MFS® Utilities Series – Initial Class		Neuberger Berman Adviser’s Management Trust Socially Responsive Portfolio – Service Shares		AST T. Rowe Price Large-Cap Growth Portfolio		AST Schroders Multi-Asset World Strategies Portfolio
01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010

$3,342	$1,916	$9	$(6)	$(3,821)	$(3,257)	$371	$3
0	0	0	0	0	0	284	0
1,677	959	138	1,227	35,336	8,877	(58)	124
1,658	7,433	(353)	604	(58,392)	185,912	(4,340)	784

6,677	10,308	(206)	1,825	(26,877)	191,532	(3,743)	911

30,905	25,387	1,886	1,065	223,299	246,063	74,498	11,181
(28)	(683)	0	0	(45,743)	(43,439)	0	0
3	44	0	2	10,499	8,456	0	0
(552)	(77)	(7)	0	(68,802)	(65,937)	0	0
19,029	9,376	247	2,502	37,019	(17,811)	40,569	8,806
(18,729)	(13,510)	(1,681)	(1,408)	(99,826)	(97,020)	(33,646)	(5,921)

30,628	20,537	445	2,161	56,446	30,312	81,421	14,066

37,305	30,845	239	3,986	29,569	221,844	77,678	14,977

86,448	55,603	5,820	1,834	1,433,491	1,211,647	14,977	0

$123,753	$86,448	$6,059	$5,820	$1,463,060	$1,433,491	$92,655	$14,977

8,933	6,533	573	222	129,154	126,113	1,062	0

5,372	4,223	210	1,618	35,694	31,739	8,174	1,508
(2,317)	(1,823)	(166)	(1,267)	(30,420)	(28,698)	(2,417)	(446)

11,988	8,933	617	573	134,428	129,154	6,819	1,062

The accompanying notes are an integral part of these financial statements.

A30

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2011 and 2010

	SUBACCOUNTS
	AST PIMCO Total Return Bond Portfolio		AST T. Rowe Price Asset Allocation Portfolio		AST Wellington Management Hedged Equity Portfolio
	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010
OPERATIONS
Net investment income (loss)	$127,241	$119,620	$602	$(16)	$7,280	$16,483
Capital gains distributions received	287,337	134,382	0	0	0	0
Realized gain (loss) on shares redeemed	8,347	17,845	509	211	69,428	23,392
Net change in unrealized gain (loss) on investments	(183,406)	280,041	347	2,621	(350,874)	816,463

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	239,519	551,888	1,458	2,816	(274,166)	856,338

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,043,783	1,103,602	133,693	22,942	1,686,679	1,733,554
Policy loans	(169,523)	(154,816)	0	0	(178,072)	(148,703)
Policy loan repayments and interest	33,107	15,969	0	0	24,644	14,527
Surrenders, withdrawals and death benefits	(317,149)	(230,183)	(21)	0	(212,115)	(268,852)
Net transfers between other subaccounts or fixed rate option	25,299	129,831	191,242	16,798	(68,777)	40,012
Withdrawal and other charges	(474,124)	(509,467)	(72,198)	(8,913)	(746,189)	(810,463)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	141,393	354,936	252,716	30,827	506,170	560,075

TOTAL INCREASE (DECREASE) IN NET ASSETS	380,912	906,824	254,174	33,643	232,004	1,416,413

NET ASSETS
Beginning of period	8,159,987	7,253,163	33,643	0	6,903,427	5,487,014

End of period	$8,540,899	$8,159,987	$287,817	$33,643	$7,135,431	$6,903,427

Beginning units	764,078	729,796	2,436	0	590,335	536,794

Units issued	109,050	130,566	23,282	3,117	148,024	174,509
Units redeemed	(96,118)	(96,284)	(5,230)	(681)	(105,120)	(120,968)

Ending units	777,010	764,078	20,488	2,436	633,239	590,335

The accompanying notes are an integral part of these financial statements.

A31

SUBACCOUNTS (Continued)
AST Balanced Asset Allocation Portfolio		AST Preservation Asset Allocation Portfolio		AST First Trust Balanced Target Portfolio		AST First Trust Capital Appreciation Target Portfolio
01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010

$43,950	$61,784	$21,877	$31,500	$203	$18	$318	$0
0	0	0	0	0	0	0	0
96,659	29,576	17,175	11,056	(132)	65	(248)	116
(326,660)	1,116,354	(21,929)	245,097	(706)	255	(3,950)	468

(186,051)	1,207,714	17,123	287,653	(635)	338	(3,880)	584

2,735,554	2,552,505	552,399	555,111	40,935	4,829	93,333	5,834
(371,008)	(238,910)	(45,134)	(62,434)	0	0	0	0
68,926	99,527	7,974	5,511	0	0	0	0
(500,884)	(423,740)	(83,885)	(137,517)	0	0	(122)	0
87,946	195,166	291,111	33,681	40,826	1,942	35,428	18,717
(1,242,886)	(1,138,258)	(258,406)	(226,180)	(20,755)	(3,037)	(37,857)	(3,999)

777,648	1,046,290	464,059	168,172	61,006	3,734	90,782	20,552

591,597	2,254,004	481,182	455,825	60,371	4,072	86,902	21,136

11,625,903	9,371,899	3,159,419	2,703,594	4,072	0	21,136	0

$12,217,500	$11,625,903	$3,640,601	$3,159,419	$64,443	$4,072	$108,038	$21,136

1,024,356	925,278	285,877	269,701	286	0	1,434	0

260,121	274,411	83,676	63,204	5,846	515	9,082	1,728
(192,317)	(175,333)	(42,476)	(47,028)	(1,520)	(229)	(2,680)	(294)

1,092,160	1,024,356	327,077	285,877	4,612	286	7,836	1,434

The accompanying notes are an integral part of these financial statements.

A32

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2011 and 2010

	SUBACCOUNTS
	AST Advanced Strategies Portfolio		AST CLS Growth Asset Allocation Portfolio		AST CLS Moderate Asset Allocation Portfolio
	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010
OPERATIONS
Net investment income (loss)	$568	$(5)	$(23)	$(22)	$34	$(25)
Capital gains distributions received	0	0	783	0	741	0
Realized gain (loss) on shares redeemed	188	204	641	615	131	140
Net change in unrealized gain (loss) on investments	(3,034)	2,653	(5,300)	2,823	(2,281)	2,266

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,278)	2,852	(3,899)	3,416	(1,375)	2,381

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	104,979	18,315	148,973	37,020	62,284	16,318
Policy loans	0	0	0	0	0	0
Policy loan repayments and interest	0	0	0	0	0	0
Surrenders, withdrawals and death benefits	(124)	0	(165)	0	0	0
Net transfers between other subaccounts or fixed rate option	84,915	15,710	111,795	16,905	33,425	23,458
Withdrawal and other charges	(54,949)	(6,973)	(84,116)	(18,600)	(32,937)	(5,367)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	134,821	27,052	176,487	35,325	62,772	34,409

TOTAL INCREASE (DECREASE) IN NET ASSETS	132,543	29,904	172,588	38,741	61,397	36,790

NET ASSETS
Beginning of period	29,904	0	38,741	0	36,790	0

End of period	$162,447	$29,904	$211,329	$38,741	$98,187	$36,790

Beginning units	2,082	0	2,693	0	2,705	0

Units issued	13,089	2,597	18,341	4,085	7,142	3,121
Units redeemed	(3,844)	(515)	(5,946)	(1,392)	(2,476)	(416)

Ending units	11,327	2,082	15,088	2,693	7,371	2,705

*	Date subaccount became available for investment

The accompanying notes are an integral part of these financial statements.

A33

SUBACCOUNTS (Continued)
Dreyfus Investment Portfolios, MidCap Stock Portfolio – Service Shares		AST BlackRock Global Strategies Portfolio	TOPS Aggressive Growth ETF Portfolio	TOPS Balanced ETF Portfolio
01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	4/29/2011* to 12/31/2011	8/22/2011* to 12/31/2011	8/22/2011* to 12/31/2011

$40	$113	$(29,749)	$0	$0
0	0	0	0	0
942	1,447	(90,968)	(5)	0
(1,210)	1,938	(1,705,368)	5	0

(228)	3,498	(1,826,085)	0	0

2,710	799	3,413,627	613	37
0	0	(504,696)	0	0
0	0	75,708	0	0
(8)	0	(911,621)	0	0
1,894	(1,097)	24,523,158	763	43
(1,792)	(990)	(1,505,589)	(381)	(68)

2,804	(1,288)	25,090,587	995	12

2,576	2,210	23,264,502	995	12

14,813	12,603	0	0	0

$17,389	$14,813	$23,264,502	$995	$12

1,420	1,532	0	0	0

635	341	2,837,266	130	8
(390)	(453)	(324,406)	(36)	(7)

1,665	1,420	2,512,860	94	1

The accompanying notes are an integral part of these financial statements.

A34

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2011 and 2010

	SUBACCOUNTS
	TOPS Capital Preservation ETF Portfolio	TOPS Growth ETF Portfolio	TOPS Moderate Growth ETF Portfolio
	8/22/2011* to 12/31/2011	8/22/2011* to 12/31/2011	8/22/2011* to 12/31/2011
OPERATIONS
Net investment income (loss)	$0	$0	$0
Capital gains distributions received	0	0	0
Realized gain (loss) on shares redeemed	0	0	(1)
Net change in unrealized gain (loss) on investments	0	66	(7)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	0	66	(8)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	17	1,323	77
Policy loans	0	0	0
Policy loan repayments and interest	0	0	0
Surrenders, withdrawals and death benefits	0	0	0
Net transfers between other subaccounts or fixed rate option	10	1,487	2,207
Withdrawal and other charges	(24)	(700)	(85)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	3	2,110	2,199

TOTAL INCREASE (DECREASE) IN NET ASSETS	3	2,176	2,191

NET ASSETS
Beginning of period	0	0	0

End of period	$3	$2,176	$2,191

Beginning units	0	0	0

Units issued	3	255	223
Units redeemed	(3)	(64)	(11)

Ending units	0	191	212

*	Date subaccount became available for investment

The accompanying notes are an integral part of these financial statements.

A35

SUBACCOUNTS (Continued)
TOPS Protected Balanced ETF Portfolio	TOPS Protected Growth ETF Portfolio	TOPS Protected Moderate Growth ETF Portfolio
8/22/2011* to 12/31/2011	8/22/2011* to 12/31/2011	8/22/2011* to 12/31/2011

$(1)	$(4)	$(3)
0	0	0
1	0	5
25	49	135

25	45	137

1,075	5,409	334
0	0	0
0	0	0
0	0	0
2,803	6,178	6,043
(518)	(1,177)	(365)

3,360	10,410	6,012

3,385	10,455	6,149

0	0	0

$3,385	$10,455	$6,149

0	0	0

390	1,160	649
(52)	(118)	(36)

338	1,042	613

The accompanying notes are an integral part of these financial statements.

A36

NOTES TO FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT
December 31, 2011

Note 1:	General

Pruco Life of New Jersey Variable Appreciable Account (the “Account”) was established on January 13, 1984 under New Jersey law as a separate investment account of Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”) which is a wholly-owned subsidiary of Pruco Life Insurance Company (an Arizona domiciled company) and is indirectly wholly-owned by The Prudential Insurance Company of America (“Prudential”), which is a wholly-owned subsidiary of Prudential Financial, Inc. (“PFI”). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from Pruco Life of New Jersey’s other assets and liabilities. The portion of the Account’s assets applicable to the variable life contracts is not chargeable with liabilities arising out of any other business Pruco Life of New Jersey may conduct. Proceeds from the purchases of Pruco Life of New Jersey Variable Appreciable Life (“VAL”), Pruco Life of New Jersey PRUvider Variable Appreciable Life (“PRUvider”), Pruco Life of New Jersey PruSelect III (“PSEL III”), Pruco Life of New Jersey Survivorship Variable Universal Life (“SVUL”), Pruco Life of New Jersey PruLife Custom Premier (“VUL”), Pruco Life of New Jersey MPremier VUL (“MPVUL”), Pruco Life of New Jersey PruLife Custom Premier II (“ENVUL”) and Pruco Life of New Jersey Variable Universal Life Protector (“VULP”) contracts are invested in the Account.

The Account is registered under the Investment Company act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for individual life insurance contracts. There are one hundred and eighteen subaccounts within the Account, of which seventy four had activity during 2011. Each contract offers the option to invest in various subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund, Advanced Series Trust (collectively the “Series Funds”) or one of the non-Prudential administered funds (collectively, the “Portfolios”). Investment options vary by contract.

The name of each Portfolio and the corresponding subaccount name are as follows:
American Century VP Income & Growth Fund*
American Century VP Mid Cap Value Fund – Class 1 Shares
American Century VP Value Fund
AST Advanced Strategies Portfolio
AST Balanced Asset Allocation Portfolio
AST BlackRock Global Strategies Portfolio (merged from Prudential SP Growth Asset Allocation Portfolio)
AST BlackRock Value Portfolio
AST CLS Growth Asset Allocation Portfolio
AST CLS Moderate Asset Allocation Portfolio
AST Cohen & Steers Realty Portfolio
AST Federated Aggressive Growth Portfolio (merged from AST Neuberger Berman Small-Cap Growth Portfolio)
AST First Trust Balanced Target Portfolio
AST First Trust Capital Appreciation Target Portfolio
AST Goldman Sachs Mid-Cap Growth Portfolio
AST J.P. Morgan Strategic Opportunities Portfolio
AST JPMorgan International Equity Portfolio
AST Large-Cap Value Portfolio
AST Marsico Capital Growth Portfolio
AST MFS Global Equity Portfolio
AST MFS Growth Portfolio
AST Neuberger Berman Mid-Cap Growth Portfolio
AST Neuberger Berman Small-Cap Growth Portfolio (merged to AST Federated Aggressive Growth Portfolio)**
AST PIMCO Limited Maturity Bond Portfolio
AST PIMCO Total Return Bond Portfolio
AST Preservation Asset Allocation Portfolio
AST Schroders Multi-Asset World Strategies Portfolio
AST Small-Cap Growth Portfolio
AST Small-Cap Value Portfolio
AST T. Rowe Price Asset Allocation Portfolio
AST T. Rowe Price Global Bond Portfolio
AST T. Rowe Price Large-Cap Growth Portfolio
AST T. Rowe Price Natural Resources Portfolio
AST Wellington Management Hedged Equity Portfolio
Dreyfus Investment Portfolios, MidCap Stock Portfolio – Initial Shares*
Dreyfus Investment Portfolios, MidCap Stock Portfolio – Service Shares

A37

Note 1:	General (Continued)

Dreyfus Variable Investment Fund, Opportunistic Small Cap Portfolio – Initial Shares*
FTVIP Franklin Small-Mid Cap Growth Securities Fund – Class 2
Goldman Sachs Structured Small Cap Equity Fund
Invesco V.I. Technology Fund
Invesco V.I. Utilities Fund*
Janus Aspen Balanced Portfolio – Service Shares*
Janus Aspen Enterprise Portfolio – Service Shares*
Janus Aspen Janus Portfolio – Institutional Shares
Janus Aspen Janus Portfolio – Service Shares
Janus Aspen Overseas Portfolio – Service Shares
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio – Class 1 Shares
M Business Opportunity Value Fund
M Capital Appreciation Fund
M International Equity Fund
M Large Cap Growth Fund
MFS® Growth Series – Initial Class
MFS® Utilities Series – Initial Class
Neuberger Berman Adviser’s Management Trust Socially Responsive Portfolio – Service Shares
Oppenheimer Small- & Mid-Cap Growth Fund/VA Service Shares*
ProFund VP Asia 30*
ProFund VP Banks*
ProFund VP Basic Materials*
ProFund VP Bear*
ProFund VP Biotechnology*
ProFund VP Bull*
ProFund VP Consumer Goods Portfolio*
ProFund VP Consumer Services*
ProFund VP Europe 30*
ProFund VP Financials*
ProFund VP Health Care*
ProFund VP Industrials*
ProFund VP Internet*
ProFund VP Japan*
ProFund VP Mid-Cap Growth*
ProFund VP Mid-Cap Value*
ProFund VP Money Market*
ProFund VP NASDAQ-100*
ProFund VP Oil & Gas*
ProFund VP Pharmaceuticals*
ProFund VP Precious Metals*
ProFund VP Real Estate*
ProFund VP Rising Rates Opportunity*
ProFund VP Semiconductor*
ProFund VP Short NASDAQ-100*
ProFund VP Short Small-Cap*
ProFund VP Small-Cap*
ProFund VP Small-Cap Growth*
ProFund VP Small-Cap Value*
ProFund VP Technology*
ProFund VP Telecommunications*
ProFund VP U.S. Government Plus*
ProFund VP UltraBull*
ProFund VP UltraMid-Cap*
ProFund VP UltraNASDAQ-100*
ProFund VP UltraSmall-Cap*
ProFund VP Utilities*
Prudential Conservative Balanced Portfolio
Prudential Diversified Bond Portfolio
Prudential Equity Portfolio
Prudential Flexible Managed Portfolio
Prudential Global Portfolio
Prudential Government Income Portfolio
Prudential High Yield Bond Portfolio
Prudential Jennison 20/20 Focus Portfolio
Prudential Jennison Portfolio
Prudential Money Market Portfolio
Prudential Natural Resources Portfolio
Prudential Small Capitalization Stock Portfolio
Prudential SP Growth Asset Allocation Portfolio (merged to AST BlackRock Global Strategies Portfolio)**
Prudential SP International Growth Portfolio
Prudential SP International Value Portfolio
Prudential SP Prudential U.S. Emerging Growth Portfolio
Prudential SP Small Cap Value Portfolio
Prudential Stock Index Portfolio
Prudential Value Portfolio
T. Rowe Price International Stock Portfolio
The Dreyfus Socially Responsible Growth Fund – Service Shares
TOPS Aggressive Growth ETF Portfolio
TOPS Balanced ETF Portfolio
TOPS Capital Preservation ETF Portfolio
TOPS Growth ETF Portfolio
TOPS Moderate Growth ETF Portfolio
TOPS Protected Balanced ETF Portfolio
TOPS Protected Growth ETF Portfolio
TOPS Protected Moderate Growth ETF Portfolio
*	Subaccount was available for investment but had no assets as of December 31, 2011.

**	Subaccount no longer available for investment as of December 31, 2011.

At December 31, 2011 and 2010 there were no balances or transactions for the periods that ended pertaining to the following funds: American Century VP Income & Growth Fund, Dreyfus Investment Portfolios, MidCap Stock Portfolio—Initial Shares, Dreyfus Variable Investment Fund, Opportunistic Small Cap Portfolio—Initial Shares, Janus Aspen Enterprise Portfolio—Service Shares, Oppenheimer Small- & Mid-Cap Growth Fund/VA Service Shares, ProFund VP Asia 30, ProFund VP Banks, ProFund VP Bear, ProFund VP Biotechnology, ProFund VP Basic Materials, ProFund VP UltraBull, ProFund VP Bull, ProFund VP Consumer Services, ProFund VP Consumer Goods Portfolio, ProFund VP Oil & Gas, ProFund VP Europe 30, ProFund VP Financials, ProFund VP U.S. Government Plus, ProFund VP Health Care, ProFund VP Industrials, ProFund VP Internet, ProFund VP Japan, ProFund VP Precious Metals, ProFund VP Mid-Cap Growth, ProFund VP Money Market, ProFund VP Mid-Cap Value, ProFund VP Pharmaceuticals, ProFund VP Real

A38

Note 1:	General (Continued)

Estate, ProFund VP Rising Rates Opportunity, ProFund VP NASDAQ-100, ProFund VP Small-Cap, ProFund VP Semiconductor, ProFund VP Small-Cap Growth, ProFund VP Short NASDAQ-100, ProFund VP Short Small-Cap, ProFund VP Small-Cap Value, ProFund VP Technology, ProFund VP Telecommunications, ProFund VP UltraMid-Cap, ProFund VP UltraNASDAQ-100, ProFund VP UltraSmall-Cap, ProFund VP Utilities, Invesco V.I. Utilities Fund, and Janus Aspen Balanced Portfolio—Service Shares.

The Series Funds are diversified open-ended management investment companies, and each portfolio of the Series Funds is managed by affiliates of Prudential. Each of the variable investment options of the Account indirectly bears exposure to the market, credit and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the underlying mutual funds. Additional information on these mutual funds is available upon request to the appropriate companies.

The following table sets forth the dates on which mergers took place in the Account along with relevant information pertaining to each merger. The transfers from the old subaccounts to the new subaccounts are reflected in the Statement of Changes in Net Assets for the year ended December 3, 2011 as net transfers between subaccounts. The transfers occurred as follows:

April 29, 2011	Removed Portfolio	Surviving Portfolio
	AST Neuberger Berman Small-Cap Growth Portfolio	AST Federated Aggressive Growth Portfolio
Shares	6,070	14,218
Net asset value per share	$10.24	$10.01
Net assets before merger	$62,156	$80,163
Net assets after merger	$0	$142,319

	Prudential SP Growth Asset Allocation Portfolio	AST BlackRock Global Strategies Portfolio
Shares	2,569,718	2,454,081
Net asset value per share	$9.55	$10.00
Net assets before merger	$24,540,806	$0
Net assets after merger	$0	$24,540,806

Note 2:	Significant Accounting Policies

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Investments—The investments in shares of the portfolios are stated at the net asset value of the respective portfolios, which is obtained from the custodian and is based on the fair value of the underlying securities in the respective portfolios. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Subaccount.

Security Transactions—Realized gains and losses on security transactions are determined based upon an average cost of the investment sold. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

Dividend Income and Distributions Received—Dividend and capital gain distributions received are reinvested in additional shares of the portfolios and are recorded on the ex-distribution date.

A39

Note 2:	Significant Accounting Policies (Continued)

Future Adoption of New Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) issued updated guidance regarding the fair value measurements and disclosure requirements. The updated guidance clarifies existing guidance related to the application of fair value measurement methods and requires expanded disclosures. This new guidance is effective for the first interim or annual reporting period beginning after December 15, 2011 and should be applied prospectively. The Account expects this guidance to have an impact on its financial statement disclosures but limited, if any, impact on the Account’s financial position or results of operations.

Note 3:	Fair Value

Fair Value Measurement—Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance around fair value established a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.

The levels of the fair value hierarchy are as follows:

Level 1—Fair value is based on unadjusted quoted prices in active markets that are accessible to the Account for identical assets or liabilities. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following characteristics for the measured asset/liability: (i) many transactions, (ii) current prices, (iii) price quotes not varying substantially among market makers, (iv) narrow bid/ask spreads and (v) most information publicly available. Investments which have a net asset value which is readily available to the public are classified as Level 1.

Level 2—Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the asset, either directly or indirectly, for substantially the full term of the asset through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. Investments which have a net asset value which is only available to institutional clients are classified as Level 2.

Level 3—Fair value is based on at least one or more significant unobservable inputs for the asset or liability. These inputs reflect the Account’s assumptions about the inputs market participants would use in pricing the asset or liability. As of December 31, 2011, the Account did not have any Level 3 assets or liabilities.

As of December 31, 2011, all funds have been classified as Level 1 with the exception of proprietary funds, consisting of “Series Funds”, and any non-proprietary funds not available for public investment, which are classified as Level 2. The Level 2 fund balances of assets and liabilities measured at fair value on a recurring basis, as of December 31, 2011, are presented below.

Proprietary Funds (“Series Funds”)	$1,811,980,389
Goldman Sachs Structured Small Cap Equity Fund	$47,430
The Dreyfus Socially Responsible Growth Fund – Service Shares	$1,709
Dreyfus Investment Portfolios, MidCap Stock Portfolio – Service Shares	$17,389
Janus Aspen Overseas Portfolio – Service Shares	$223,600

A40

Note 3:	Fair Value (Continued)

Janus Aspen Janus Portfolio – Service Shares	$848,885
Janus Aspen Janus Portfolio – Institutional Shares	$296,113
M International Equity Fund	$17,904
M Capital Appreciation Fund	$20,441
M Business Opportunity Value Fund	$33,335
M Large Cap Growth Fund	$31,101
TOPS Aggressive Growth ETF Portfolio	$995
TOPS Balanced ETF Portfolio	$12
TOPS Capital Preservation ETF Portfolio	$3
TOPS Growth ETF Portfolio	$2,176
TOPS Moderate Growth ETF Portfolio	$2,191
TOPS Protected Balanced ETF Portfolio	$3,385
TOPS Protected Growth ETF Portfolio	$10,455
TOPS Protected Moderate Growth ETF Portfolio	$6,149

Transfers between Level 1 and Level 2

During 2011, there were no significant transfers from Level 1 to Level 2. There were significant transfers from Level 2 to Level 1 of $46,226 in respect of the Invesco V.I. Technology Fund. The transfers are based on values as of December 31, 2010. Investments are transferred out of Level 1 and into Level 2 when a net asset value is no longer readily available to the public and conversely transferred out of Level 2 and into Level 1 when a net asset value becomes readily available to the public.

As there are no Level 3 assets for either period, a presentation of the reconciliation of Level 3 assets is not required at this time. In addition, there are no other financial assets or assets valued on a non-recurring basis.

Note 4:	Taxes

Pruco Life of New Jersey is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of PFI’s consolidated federal tax return. No federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Note 5:	Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the portfolios for the year ended December 31, 2011 were as follows:

	Purchases	Sales
Prudential Money Market Portfolio	$21,003,937	$(96,136,203)
Prudential Diversified Bond Portfolio	$1,973,289	$(10,184,311)
Prudential Equity Portfolio	$1,278,661	$(7,119,406)
Prudential Flexible Managed Portfolio	$922,233	$(9,469,088)
Prudential Conservative Balanced Portfolio	$748,834	$(5,846,060)
Prudential High Yield Bond Portfolio	$801,790	$(11,671,953)
Prudential Stock Index Portfolio	$5,154,198	$(5,796,231)
Prudential Value Portfolio	$755,657	$(1,199,159)
Prudential Natural Resources Portfolio	$1,233,484	$(2,921,931)
Prudential Global Portfolio	$517,822	$(772,864)
Prudential Government Income Portfolio	$313,410	$(369,159)
Prudential Jennison Portfolio	$921,493	$(1,471,265)
Prudential Small Capitalization Stock Portfolio	$401,055	$(603,579)
T. Rowe Price International Stock Portfolio	$4,831	$(39,713)

A41

Note 5:	Purchases and Sales of Investments (Continued)

	Purchases	Sales
Janus Aspen Janus Portfolio – Institutional Shares	$19,436	$(72,419)
MFS® Growth Series – Initial Class	$4,248	$(1,237)
American Century VP Value Fund	$10,410	$(6,105)
FTVIP Franklin Small-Mid Cap Growth Securities Fund – Class 2	$26,227	$(44,704)
Prudential SP Small Cap Value Portfolio	$565,169	$(461,474)
Janus Aspen Janus Portfolio – Service Shares	$88,946	$(111,388)
Prudential SP Prudential U.S. Emerging Growth Portfolio	$742,859	$(602,294)
Prudential SP Growth Asset Allocation Portfolio	$998,576	$(25,329,828)
Prudential SP International Growth Portfolio	$455,087	$(385,613)
Prudential SP International Value Portfolio	$395,844	$(374,315)
Janus Aspen Overseas Portfolio – Service Shares	$134,626	$(32,392)
Goldman Sachs Structured Small Cap Equity Fund	$4,534	$(2,971)
Invesco V.I. Technology Fund	$0	$(37,069)
M Large Cap Growth Fund	$13,013	$(7,955)
M International Equity Fund	$0	$(6,997)
M Business Opportunity Value Fund	$12,058	$(9,217)
AST Cohen & Steers Realty Portfolio	$89,358	$(35,763)
AST J.P. Morgan Strategic Opportunities Portfolio	$126,402	$(21,239)
AST BlackRock Value Portfolio	$73,661	$(45,687)
AST Neuberger Berman Small-Cap Growth Portfolio	$5,536	$(64,957)
AST Federated Aggressive Growth Portfolio	$92,965	$(20,443)
AST Small-Cap Value Portfolio	$75,835	$(48,823)
AST Goldman Sachs Mid-Cap Growth Portfolio	$102,217	$(36,162)
AST Marsico Capital Growth Portfolio	$189,813	$(129,891)
AST MFS Growth Portfolio	$23,946	$(18,722)
AST Neuberger Berman Mid-Cap Growth Portfolio	$224	$(10,947)
AST PIMCO Limited Maturity Bond Portfolio	$125,445	$(17,101)
AST T. Rowe Price Natural Resources Portfolio	$172,122	$(105,477)
AST MFS Global Equity Portfolio	$35,771	$(8,713)
AST JPMorgan International Equity Portfolio	$70,508	$(54,359)
AST T. Rowe Price Global Bond Portfolio	$43,141	$(19,753)
M Capital Appreciation Fund	$8,613	$(6,592)
American Century VP Mid Cap Value Fund – Class 1 Shares	$26,193	$(9,524)
AST Large-Cap Value Portfolio	$359,281	$(244,130)
AST Small-Cap Growth Portfolio	$302,743	$(248,258)
The Dreyfus Socially Responsible Growth Fund – Service Shares	$804	$(256)
Prudential Jennison 20/20 Focus Portfolio	$201,368	$(162,228)
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio – Class 1 Shares	$21,266	$(3,202)
MFS® Utilities Series – Initial Class	$41,279	$(10,758)
Neuberger Berman Adviser’s Management Trust Socially Responsive Portfolio – Service Shares	$1,570	$(1,132)
AST T. Rowe Price Large-Cap Growth Portfolio	$301,801	$(249,176)
AST Schroders Multi-Asset World Strategies Portfolio	$91,225	$(9,925)
AST PIMCO Total Return Bond Portfolio	$730,836	$(610,084)
AST T. Rowe Price Asset Allocation Portfolio	$269,453	$(17,030)
AST Wellington Management Hedged Equity Portfolio	$1,144,931	$(653,088)
AST Balanced Asset Allocation Portfolio	$1,876,088	$(1,126,164)
AST Preservation Asset Allocation Portfolio	$763,836	$(309,756)
AST First Trust Balanced Target Portfolio	$70,447	$(9,507)
AST First Trust Capital Appreciation Target Portfolio	$102,413	$(11,763)
AST Advanced Strategies Portfolio	$146,619	$(12,033)
AST CLS Growth Asset Allocation Portfolio	$210,609	$(34,372)
AST CLS Moderate Asset Allocation Portfolio	$75,217	$(12,595)
Dreyfus Investment Portfolios, MidCap Stock Portfolio – Service Shares	$5,928	$(3,142)
AST BlackRock Global Strategies Portfolio	$26,670,463	$(1,609,625)
TOPS Aggressive Growth ETF Portfolio	$1,177	$(181)
TOPS Balanced ETF Portfolio	$20	$(9)
TOPS Capital Preservation ETF Portfolio	$3	$0
TOPS Growth ETF Portfolio	$2,738	$(628)
TOPS Moderate Growth ETF Portfolio	$2,268	$(69)

A42

Note 5:	Purchases and Sales of Investments (Continued)

	Purchases	Sales
TOPS Protected Balanced ETF Portfolio	$3,622	$(263)
TOPS Protected Growth ETF Portfolio	$10,884	$(478)
TOPS Protected Moderate Growth ETF Portfolio	$6,244	$(235)

Note 6:	Related Party Transactions

PFI and its affiliates perform various services on behalf of the portfolios of the Series Funds in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, preparation, postage, fund transfer agency and various other record keeping, administrative and customer service functions.

The Series Fund has entered into a management agreement with Prudential Investments LLC (“PI”) and the Advanced Series Trust has entered into an agreement with PI and AST Investment Services, Inc, both indirect, wholly-owned subsidiaries of PFI (together the “Investment Managers”). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisors’ performance of such services with respect to each portfolio. The Investment Managers entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc. and Jennison Associates LLC, which are indirect, wholly-owned subsidiaries of PFI.

The Series Funds have distribution agreements with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of PFI, which acts as the distributor of the Class I and Class II shares of the Series Funds. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the portfolios of the Series Funds. However, service fees are paid to PIMS as distributor of the Class II shares of the portfolios of the Series Funds. The Investment Managers have agreed to reimburse certain portfolios of the Series Funds the portion of the management fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, brokerage commissions, and acquired fund expenses, as applicable) exceeds various agreed upon percentages of the portfolio’s average daily net assets.

Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of PFI, serves as the transfer agent of each portfolio of the Series Funds.

The Account has extensive transactions and relationships with Prudential and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Note 7:	Financial Highlights

The Pruco Life of New Jersey sells a number of variable life insurance products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

The following table was developed by determining which products offered by Pruco Life of New Jersey have the lowest and highest expense ratio. Only product designs within the Account that had units outstanding during the respective periods, were considered when determining the lowest and highest total expense ratio. The summary may not reflect the minimum and maximum contract charges offered by the Pruco Life of New Jersey as contract owners may not have selected all available and applicable contract options.

A43

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Money Market Portfolio
December 31, 2011	110,816	$1.16827	to	$11.80130	$149,078	0.02%	0.00%	to	0.90%	-0.91%	to	0.03%
December 31, 2010	158,507	$1.16879	to	$11.79799	$224,168	0.03%	0.00%	to	0.90%	-0.89%	to	0.04%
December 31, 2009	153,277	$1.16919	to	$11.79333	$212,493	0.41%	0.00%	to	0.90%	-0.50%	to	0.40%
December 31, 2008	171,823	$1.16584	to	$11.74670	$237,470	2.57%	0.00%	to	0.90%	1.71%	to	2.65%
December 31, 2007	149,741	$1.13677	to	$11.44374	$202,726	4.93%	0.00%	to	0.90%	4.14%	to	5.06%

	Prudential Diversified Bond Portfolio
December 31, 2011	193,013	$1.68563	to	$16.80071	$439,874	4.31%	0.00%	to	0.90%	6.56%	to	7.51%
December 31, 2010	196,380	$1.56925	to	$15.62673	$417,028	4.24%	0.00%	to	0.90%	9.59%	to	10.57%
December 31, 2009	156,799	$1.42063	to	$14.13312	$304,750	4.81%	0.00%	to	0.90%	19.43%	to	20.51%
December 31, 2008	113,905	$1.17995	to	$11.72770	$187,945	5.30%	0.00%	to	0.90%	-4.31%	to	-3.46%
December 31, 2007	62,812	$1.22341	to	$12.14763	$113,767	5.77%	0.00%	to	0.90%	4.76%	to	5.71%

	Prudential Equity Portfolio
December 31, 2011	19,936	$1.21658	to	$9.87940	$143,252	0.68%	0.10%	to	0.90%	-4.33%	to	-3.56%
December 31, 2010	20,307	$1.27159	to	$10.28701	$154,186	0.78%	0.10%	to	0.90%	10.91%	to	11.79%
December 31, 2009	20,642	$1.14646	to	$9.24053	$143,537	1.59%	0.10%	to	0.90%	36.95%	to	38.04%
December 31, 2008	21,332	$0.83715	to	$6.72228	$110,438	1.44%	0.10%	to	0.90%	-38.71%	to	-38.22%
December 31, 2007	21,368	$1.36594	to	$10.93551	$183,818	1.07%	0.10%	to	0.90%	8.34%	to	9.21%

	Prudential Flexible Managed Portfolio
December 31, 2011	33,601	$1.32802	to	$14.25121	$226,765	1.95%	0.25%	to	0.90%	3.41%	to	4.08%
December 31, 2010	34,701	$1.28426	to	$13.69306	$225,640	2.24%	0.25%	to	0.90%	11.03%	to	11.76%
December 31, 2009	35,987	$1.15666	to	$6.12740	$210,128	3.48%	0.60%	to	0.90%	18.88%	to	19.51%
December 31, 2008	37,733	$0.97293	to	$5.12702	$184,608	2.96%	0.41%	to	0.90%	-25.49%	to	-25.09%
December 31, 2007	38,685	$1.30579	to	$6.84455	$252,941	2.38%	0.60%	to	0.90%	5.41%	to	5.96%

	Prudential Conservative Balanced Portfolio
December 31, 2011	20,046	$1.38183	to	$14.04399	$112,725	2.25%	0.25%	to	0.90%	3.67%	to	4.34%
December 31, 2010	20,849	$1.33292	to	$13.46019	$112,728	2.44%	0.25%	to	0.90%	10.75%	to	11.46%
December 31, 2009	21,547	$1.20355	to	$5.17076	$104,992	3.76%	0.60%	to	0.90%	18.94%	to	19.52%
December 31, 2008	22,423	$1.01188	to	$4.32625	$91,548	3.43%	0.46%	to	0.90%	-22.11%	to	-21.72%
December 31, 2007	22,966	$1.29912	to	$5.52698	$119,720	2.97%	0.60%	to	0.90%	5.17%	to	5.68%

	Prudential High Yield Bond Portfolio
December 31, 2011	234,170	$1.79623	to	$17.85986	$679,962	7.51%	0.00%	to	0.90%	4.15%	to	5.10%
December 31, 2010	237,118	$1.71027	to	$16.99325	$657,519	8.39%	0.00%	to	0.90%	13.05%	to	14.05%
December 31, 2009	239,747	$1.50083	to	$14.89993	$585,927	9.45%	0.00%	to	0.90%	45.85%	to	47.16%
December 31, 2008	241,400	$1.02083	to	$10.12490	$402,679	8.74%	0.00%	to	0.90%	-22.97%	to	-22.28%
December 31, 2007	244,578	$1.31459	to	$13.02717	$525,914	7.13%	0.00%	to	0.90%	1.69%	to	2.62%

	Prudential Stock Index Portfolio
December 31, 2011	15,241	$0.95640	to	$13.48550	$35,341	1.60%	0.00%	to	0.90%	1.04%	to	1.95%
December 31, 2010	15,319	$0.94652	to	$13.22764	$35,229	1.77%	0.00%	to	0.90%	13.55%	to	14.59%
December 31, 2009	15,516	$0.83357	to	$11.54386	$31,878	3.24%	0.00%	to	0.90%	24.94%	to	26.07%
December 31, 2008	29,168	$0.66717	to	$9.15654	$35,974	2.24%	0.00%	to	0.90%	-37.51%	to	-36.94%
December 31, 2007	28,496	$1.06764	to	$14.52015	$57,412	1.32%	0.00%	to	0.90%	4.16%	to	5.10%

	Prudential Value Portfolio
December 31, 2011	3,308	$1.56140	to	$9.86861	$21,279	1.01%	0.00%	to	0.90%	-6.42%	to	-5.58%
December 31, 2010	3,357	$1.66848	to	$10.45158	$22,981	0.93%	0.00%	to	0.90%	6.02%	to	13.63%
December 31, 2009	2,441	$1.47859	to	$6.90022	$15,590	2.05%	0.20%	to	0.90%	40.66%	to	41.65%
December 31, 2008	2,510	$1.05115	to	$4.89092	$11,449	1.85%	0.20%	to	0.90%	-42.81%	to	-42.41%
December 31, 2007	2,605	$1.83802	to	$8.52643	$20,885	1.22%	0.20%	to	0.90%	2.26%	to	2.98%

	Prudential Natural Resources Portfolio
December 31, 2011	1,083	$8.04868	to	$18.25048	$19,348	0.19%	0.10%	to	0.60%	-19.52%	to	-19.11%
December 31, 2010	1,151	$9.95074	to	$22.67617	$25,772	0.41%	0.10%	to	0.60%	27.22%	to	27.86%
December 31, 2009	1,970	$7.78270	to	$17.82405	$34,968	0.77%	0.10%	to	0.60%	76.05%	to	76.93%
December 31, 2008	1,229	$4.39882	to	$10.12452	$12,394	0.78%	0.10%	to	0.60%	-55.21%	to	-53.28%
December 31, 2007	1,347	$21.67220	to	$21.67220	$29,199	0.64%	0.60%	to	0.60%	47.41%	to	47.41%

A44

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Global Portfolio
December 31, 2011	5,898	$0.82495	to	$2.16888	$10,583	1.56%	0.10%	to	0.90%	-7.80%	to	-7.07%
December 31, 2010	5,998	$0.89473	to	$2.34543	$11,640	1.56%	0.10%	to	0.90%	11.74%	to	12.63%
December 31, 2009	6,043	$0.80076	to	$2.09283	$10,547	2.91%	0.10%	to	0.90%	30.22%	to	31.28%
December 31, 2008	5,944	$0.61494	to	$1.60237	$8,090	1.80%	0.10%	to	0.90%	-43.43%	to	-42.98%
December 31, 2007	5,755	$1.08699	to	$2.82411	$14,080	0.92%	0.10%	to	0.90%	9.48%	to	10.36%

	Prudential Government Income Portfolio
December 31, 2011	909	$4.05654	to	$4.05654	$3,687	2.46%	0.60%	to	0.60%	6.99%	to	6.99%
December 31, 2010	919	$3.79159	to	$3.79159	$3,486	2.86%	0.60%	to	0.60%	6.35%	to	6.35%
December 31, 2009	971	$3.56518	to	$3.56518	$3,461	3.09%	0.60%	to	0.60%	7.07%	to	7.07%
December 31, 2008	1,017	$3.32980	to	$3.32980	$3,385	4.01%	0.60%	to	0.60%	3.68%	to	3.68%
December 31, 2007	890	$3.21159	to	$3.21159	$2,859	4.43%	0.60%	to	0.60%	5.06%	to	5.06%

	Prudential Jennison Portfolio
December 31, 2011	11,703	$0.76828	to	$2.93786	$22,827	0.30%	0.10%	to	0.90%	-0.60%	to	0.20%
December 31, 2010	11,844	$0.77289	to	$2.94659	$23,299	0.55%	0.10%	to	0.90%	10.95%	to	11.86%
December 31, 2009	11,373	$0.69663	to	$2.64776	$20,819	0.67%	0.10%	to	0.90%	41.76%	to	42.89%
December 31, 2008	11,181	$0.49141	to	$1.86228	$14,763	0.52%	0.10%	to	0.90%	-37.84%	to	-37.34%
December 31, 2007	10,785	$0.79060	to	$14.79607	$23,354	0.30%	0.00%	to	0.90%	11.00%	to	12.00%

	Prudential Small Capitalization Stock Portfolio
December 31, 2011	2,354	$4.16212	to	$11.31185	$9,856	0.80%	0.10%	to	0.60%	-0.04%	to	0.46%
December 31, 2010	2,397	$4.16370	to	$11.25987	$10,015	1.29%	0.10%	to	0.60%	25.18%	to	25.80%
December 31, 2009	2,478	$3.32627	to	$8.95041	$8,258	1.85%	0.10%	to	0.60%	24.44%	to	25.06%
December 31, 2008	2,630	$2.67299	to	$7.15698	$7,033	1.15%	0.10%	to	0.60%	-31.45%	to	-29.63%
December 31, 2007	2,777	$3.89928	to	$3.89928	$10,830	0.47%	0.60%	to	0.60%	-1.13%	to	-1.13%

	T. Rowe Price International Stock Portfolio
December 31, 2011	136	$0.90643	to	$1.08765	$125	1.44%	0.20%	to	0.90%	-13.61%	to	-13.02%
December 31, 2010	163	$1.04924	to	$1.25041	$179	0.63%	0.20%	to	0.90%	13.44%	to	14.23%
December 31, 2009	409	$0.92493	to	$1.09461	$385	2.96%	0.20%	to	0.90%	51.03%	to	52.08%
December 31, 2008	386	$0.61243	to	$0.71978	$241	2.30%	0.20%	to	0.90%	-49.16%	to	-48.80%
December 31, 2007	343	$1.20458	to	$1.40589	$422	1.49%	0.20%	to	0.90%	12.02%	to	12.81%

	Janus Aspen Janus Portfolio – Institutional Shares
December 31, 2011	410	$0.68861	to	$0.86001	$296	0.60%	0.20%	to	0.90%	-6.15%	to	-5.49%
December 31, 2010	485	$0.73375	to	$0.90992	$369	1.10%	0.20%	to	0.90%	13.49%	to	14.30%
December 31, 2009	461	$0.64654	to	$0.79610	$308	0.55%	0.20%	to	0.90%	35.14%	to	36.12%
December 31, 2008	429	$0.47843	to	$0.58487	$212	0.76%	0.20%	to	0.90%	-40.24%	to	-39.84%
December 31, 2007	398	$0.80064	to	$0.97223	$328	0.74%	0.20%	to	0.90%	14.06%	to	14.87%

	MFS Growth Series – Initial Class
December 31, 2011	137	$0.68727	to	$0.68727	$94	0.19%	0.90%	to	0.90%	-1.23%	to	-1.23%
December 31, 2010	131	$0.69580	to	$0.69580	$91	0.11%	0.90%	to	0.90%	14.30%	to	14.30%
December 31, 2009	120	$0.60874	to	$0.60874	$73	0.30%	0.90%	to	0.90%	36.47%	to	36.47%
December 31, 2008	110	$0.44607	to	$0.44607	$49	0.23%	0.90%	to	0.90%	-37.97%	to	-37.97%
December 31, 2007	90	$0.71912	to	$0.71912	$65	0.00%	0.90%	to	0.90%	20.08%	to	20.08%

	American Century VP Value Fund
December 31, 2011	138	$1.88133	to	$1.88133	$259	2.04%	0.90%	to	0.90%	0.11%	to	0.11%
December 31, 2010	134	$1.87920	to	$1.87920	$252	2.21%	0.90%	to	0.90%	12.41%	to	12.41%
December 31, 2009	141	$1.67168	to	$1.67168	$236	5.48%	0.90%	to	0.90%	18.79%	to	18.79%
December 31, 2008	128	$1.40721	to	$1.40721	$180	2.31%	0.90%	to	0.90%	-27.43%	to	-27.43%
December 31, 2007	112	$1.93919	to	$1.93919	$217	1.50%	0.90%	to	0.90%	-5.99%	to	-5.99%

	FTVIP Franklin Small-Mid Cap Growth Securities Fund – Class 2
December 31, 2011	257	$0.90648	to	$0.95490	$234	0.00%	0.20%	to	0.90%	-5.68%	to	-5.03%
December 31, 2010	271	$0.96110	to	$1.00543	$263	0.00%	0.20%	to	0.90%	26.48%	to	27.37%
December 31, 2009	274	$0.75991	to	$0.78940	$209	0.00%	0.20%	to	0.90%	42.30%	to	43.27%
December 31, 2008	255	$0.53401	to	$0.55099	$137	0.00%	0.20%	to	0.90%	-43.00%	to	-42.61%
December 31, 2007	225	$0.93693	to	$0.96014	$213	0.00%	0.20%	to	0.90%	10.25%	to	11.02%

A45

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential SP Small Cap Value Portfolio
December 31, 2011	4,103	$1.57327	to	$15.48009	$7,151	0.67%	0.00%	to	0.90%	-3.64%	to	-2.77%
December 31, 2010	4,028	$1.62854	to	$15.92112	$7,248	0.63%	0.00%	to	0.90%	25.15%	to	26.27%
December 31, 2009	3,921	$1.29106	to	$12.60902	$5,604	1.49%	0.00%	to	0.90%	29.63%	to	30.80%
December 31, 2008	3,714	$0.98795	to	$9.63974	$4,089	1.09%	0.00%	to	0.90%	-31.12%	to	-30.50%
December 31, 2007	3,284	$1.42297	to	$13.87037	$5,232	0.80%	0.00%	to	0.90%	-4.49%	to	-3.63%

	Janus Aspen Janus Portfolio – Service Shares
December 31, 2011	833	$1.01935	to	$1.01935	$849	0.44%	0.25%	to	0.25%	-5.79%	to	-5.79%
December 31, 2010	853	$1.08200	to	$1.08200	$923	0.38%	0.25%	to	0.25%	13.96%	to	13.96%
December 31, 2009	836	$0.94948	to	$0.94948	$793	0.39%	0.25%	to	0.25%	35.67%	to	35.67%
December 31, 2008	829	$0.69982	to	$0.69982	$580	0.60%	0.25%	to	0.25%	-40.02%	to	-40.02%
December 31, 2007	719	$1.16670	to	$1.16670	$839	0.60%	0.25%	to	0.25%	14.52%	to	14.52%

	Prudential SP Prudential U.S. Emerging Growth Portfolio
December 31, 2011	4,844	$1.66657	to	$20.79118	$8,608	0.58%	0.00%	to	0.90%	1.31%	to	2.22%
December 31, 2010	4,760	$1.64508	to	$20.34034	$8,284	0.42%	0.00%	to	0.90%	19.35%	to	20.43%
December 31, 2009	2,809	$1.37832	to	$16.88951	$4,051	0.73%	0.00%	to	0.90%	40.63%	to	41.89%
December 31, 2008	2,876	$0.98012	to	$11.90349	$2,934	0.30%	0.00%	to	0.90%	-36.80%	to	-36.23%
December 31, 2007	2,541	$1.55088	to	$18.66589	$4,069	0.34%	0.00%	to	0.90%	15.76%	to	16.82%

	Prudential SP Growth Asset Allocation Portfolio (Expired April 29, 2011)
December 31, 2011	0	$1.39600	to	$15.52843	$0	0.00%	0.10%	to	0.90%	6.28%	to	6.55%
December 31, 2010	16,215	$1.31357	to	$14.58092	$22,820	1.95%	0.10%	to	0.90%	12.88%	to	13.79%
December 31, 2009	15,542	$1.16365	to	$1.31537	$19,144	2.14%	0.10%	to	0.90%	25.09%	to	26.09%
December 31, 2008	13,956	$0.93022	to	$1.04431	$13,645	1.69%	0.10%	to	0.90%	-36.93%	to	-36.42%
December 31, 2007	11,908	$1.47484	to	$1.64426	$18,326	1.64%	0.10%	to	0.90%	8.26%	to	9.12%

	Prudential SP International Growth Portfolio
December 31, 2011	1,777	$1.15131	to	$1.35044	$2,212	1.31%	0.10%	to	0.90%	-15.67%	to	-14.99%
December 31, 2010	1,719	$1.36526	to	$1.58849	$2,523	1.53%	0.10%	to	0.90%	12.99%	to	13.89%
December 31, 2009	1,655	$1.20832	to	$1.39474	$2,134	2.17%	0.10%	to	0.90%	35.93%	to	37.03%
December 31, 2008	1,420	$0.88890	to	$1.01783	$1,334	1.66%	0.10%	to	0.90%	-50.74%	to	-50.34%
December 31, 2007	1,080	$1.80456	to	$2.04979	$2,048	0.73%	0.10%	to	0.90%	18.48%	to	19.42%

	Prudential SP International Value Portfolio
December 31, 2011	2,124	$1.23267	to	$1.48051	$2,728	2.47%	0.10%	to	0.90%	-13.88%	to	-13.18%
December 31, 2010	2,099	$1.42208	to	$1.70612	$3,116	2.16%	0.10%	to	0.90%	9.82%	to	10.71%
December 31, 2009	1,974	$1.28655	to	$1.54278	$2,642	3.10%	0.10%	to	0.90%	31.18%	to	32.22%
December 31, 2008	1,897	$0.97450	to	$1.16806	$1,917	2.78%	0.10%	to	0.90%	-44.56%	to	-44.12%
December 31, 2007	1,633	$1.74645	to	$2.09237	$2,935	2.28%	0.10%	to	0.90%	17.03%	to	17.97%

	Janus Aspen Overseas Portfolio – Service Shares
December 31, 2011	31	$7.10418	to	$7.10418	$224	0.40%	0.10%	to	0.10%	-32.40%	to	-32.40%
December 31, 2010	21	$10.50986	to	$10.50986	$219	0.52%	0.10%	to	0.10%	24.89%	to	24.89%
December 31, 2009	22	$8.41521	to	$8.41521	$184	0.50%	0.10%	to	0.10%	78.90%	to	78.90%
December 31, 2008	4	$4.70399	to	$4.70399	$19	0.74%	0.10%	to	0.10%	-53.25%	to	-53.25%
December 31, 2007	0	$1.98444	to	$1.98444	$0	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Goldman Sachs Structured Small Cap Equity Fund
December 31, 2011	30	$1.58487	to	$1.58487	$47	0.85%	0.20%	to	0.20%	0.47%	to	0.47%
December 31, 2010	29	$1.57742	to	$1.57742	$45	0.61%	0.20%	to	0.20%	29.86%	to	29.86%
December 31, 2009	26	$1.21475	to	$1.21475	$32	1.33%	0.20%	to	0.20%	27.42%	to	27.42%
December 31, 2008	22	$0.95338	to	$0.95338	$21	0.74%	0.20%	to	0.20%	-34.16%	to	-34.16%
December 31, 2007	19	$1.44802	to	$1.44802	$27	0.41%	0.20%	to	0.20%	-16.65%	to	-16.65%

	Invesco V.I. Technology Fund
December 31, 2011	29	$0.33356	to	$0.33356	$10	0.11%	0.20%	to	0.20%	-5.21%	to	-5.21%
December 31, 2010	131	$0.35191	to	$0.35191	$46	0.00%	0.20%	to	0.20%	21.18%	to	21.18%
December 31, 2009	144	$0.29040	to	$0.29040	$42	0.00%	0.20%	to	0.20%	57.11%	to	57.11%
December 31, 2008	159	$0.18484	to	$0.18484	$29	0.00%	0.20%	to	0.20%	-44.62%	to	-44.62%
December 31, 2007	171	$0.33374	to	$0.33374	$57	0.00%	0.20%	to	0.20%	7.47%	to	7.47%

A46

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	M Large Cap Growth Fund
December 31, 2011	2	$14.90583	to	$14.90583	$31	0.00%	0.00%	to	0.00%	-0.80%	to	-0.80%
December 31, 2010	2	$15.02620	to	$15.02620	$27	0.41%	0.00%	to	0.00%	23.06%	to	23.06%
December 31, 2009	1	$12.21001	to	$12.21001	$16	0.93%	0.00%	to	0.00%	37.40%	to	37.40%
December 31, 2008	9	$8.88618	to	$8.88618	$76	0.02%	0.00%	to	0.00%	-48.97%	to	-48.97%
December 31, 2007	6	$17.41443	to	$17.41443	$106	0.47%	0.00%	to	0.00%	22.43%	to	22.43%

	M International Equity Fund
December 31, 2011	1	$13.41819	to	$13.41819	$18	2.70%	0.00%	to	0.00%	-13.56%	to	-13.56%
December 31, 2010	2	$15.52304	to	$15.52304	$28	3.56%	0.00%	to	0.00%	4.61%	to	4.61%
December 31, 2009	1	$14.83943	to	$14.83943	$19	0.76%	0.00%	to	0.00%	25.28%	to	25.28%
December 31, 2008	5	$11.84498	to	$11.84498	$64	4.33%	0.00%	to	0.00%	-39.84%	to	-39.84%
December 31, 2007	4	$19.69030	to	$19.69030	$74	2.56%	0.00%	to	0.00%	8.01%	to	8.01%

	M Business Opportunity Value Fund
December 31, 2011	2	$14.14755	to	$14.14755	$33	0.43%	0.00%	to	0.00%	-4.11%	to	-4.11%
December 31, 2010	2	$14.75415	to	$14.75415	$33	0.83%	0.00%	to	0.00%	9.27%	to	9.27%
December 31, 2009	2	$13.50201	to	$13.50201	$21	1.11%	0.00%	to	0.00%	24.58%	to	24.58%
December 31, 2008	1	$10.83791	to	$10.83791	$13	0.04%	0.00%	to	0.00%	-34.48%	to	-34.48%
December 31, 2007	1	$16.54237	to	$16.54237	$14	1.10%	0.00%	to	0.00%	5.44%	to	5.44%

	AST Cohen & Steers Realty Portfolio
December 31, 2011	19	$13.92352	to	$13.92352	$267	0.65%	0.10%	to	0.10%	6.48%	to	6.48%
December 31, 2010	15	$13.07588	to	$13.07588	$199	1.68%	0.10%	to	0.10%	28.56%	to	28.56%
December 31, 2009	12	$10.17113	to	$10.17113	$127	2.65%	0.10%	to	0.10%	31.80%	to	31.80%
December 31, 2008	8	$7.71717	to	$7.71717	$58	4.13%	0.10%	to	0.10%	-35.11%	to	-35.11%
December 31, 2007	4	$11.89316	to	$11.89316	$53	5.73%	0.10%	to	0.10%	-20.02%	to	-20.02%

	AST J.P. Morgan Strategic Opportunities Portfolio
December 31, 2011	14	$12.76509	to	$12.95418	$185	0.79%	0.10%	to	0.25%	-0.02%	to	0.13%
December 31, 2010	6	$12.74838	to	$12.95649	$80	0.42%	0.10%	to	0.25%	7.05%	to	7.21%
December 31, 2009	4	$11.89089	to	$11.89089	$52	0.88%	0.10%	to	0.10%	21.90%	to	21.90%
December 31, 2008	3	$9.75476	to	$9.75476	$32	0.22%	0.10%	to	0.10%	-17.70%	to	-17.70%
December 31, 2007	1	$11.85230	to	$11.85230	$9	0.91%	0.10%	to	0.10%	1.84%	to	1.84%

	AST BlackRock Value Portfolio
December 31, 2011	23	$10.88617	to	$10.88617	$250	0.68%	0.10%	to	0.10%	-0.59%	to	-0.59%
December 31, 2010	20	$10.95106	to	$10.95106	$223	1.49%	0.10%	to	0.10%	12.33%	to	12.33%
December 31, 2009	16	$9.74919	to	$9.74919	$158	0.88%	0.10%	to	0.10%	18.14%	to	18.14%
December 31, 2008	10	$8.25207	to	$8.25207	$85	2.29%	0.10%	to	0.10%	-37.36%	to	-37.36%
December 31, 2007	5	$13.17406	to	$13.17406	$72	1.66%	0.10%	to	0.10%	1.08%	to	1.08%

	AST Neuberger Berman Small-Cap Growth Portfolio
December 31, 2011	0	$13.05563	to	$13.05563	$0	0.00%	0.10%	to	0.10%	12.74%	to	12.74%
December 31, 2010	5	$11.58046	to	$11.58046	$53	0.00%	0.10%	to	0.10%	20.14%	to	20.14%
December 31, 2009	3	$9.63877	to	$9.63877	$33	0.00%	0.10%	to	0.10%	22.44%	to	22.44%
December 31, 2008	2	$7.87214	to	$7.87214	$13	0.00%	0.10%	to	0.10%	-42.60%	to	-42.60%
December 31, 2007	0	$13.71336	to	$13.71336	$3	0.00%	0.10%	to	0.10%	18.60%	to	18.60%

	AST Federated Aggressive Growth Portfolio
December 31, 2011	11	$11.78673	to	$11.78673	$126	0.39%	0.10%	to	0.10%	-13.20%	to	-13.20%
December 31, 2010	6	$13.57902	to	$13.57902	$76	0.05%	0.10%	to	0.10%	32.41%	to	32.41%
December 31, 2009	4	$10.25516	to	$10.25516	$43	0.19%	0.10%	to	0.10%	32.53%	to	32.53%
December 31, 2008	3	$7.73785	to	$7.73785	$23	0.00%	0.10%	to	0.10%	-44.15%	to	-44.15%
December 31, 2007	1	$13.85377	to	$13.85377	$17	0.00%	0.10%	to	0.10%	11.10%	to	11.10%

	AST Small-Cap Value Portfolio
December 31, 2011	24	$12.64779	to	$12.64779	$298	0.53%	0.10%	to	0.10%	-6.07%	to	-6.07%
December 31, 2010	21	$13.46514	to	$13.46514	$288	0.44%	0.10%	to	0.10%	25.87%	to	25.87%
December 31, 2009	19	$10.69805	to	$10.69805	$199	1.71%	0.10%	to	0.10%	26.87%	to	26.87%
December 31, 2008	13	$8.43205	to	$8.43205	$108	1.10%	0.10%	to	0.10%	-29.79%	to	-29.79%
December 31, 2007	8	$12.00890	to	$12.00890	$91	1.25%	0.10%	to	0.10%	-5.70%	to	-5.70%

A47

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Goldman Sachs Mid-Cap Growth Portfolio
December 31, 2011	19	$14.44328	to	$14.44328	$272	0.00%	0.10%	to	0.10%	-3.07%	to	-3.07%
December 31, 2010	14	$14.90141	to	$14.90141	$210	0.00%	0.10%	to	0.10%	19.70%	to	19.70%
December 31, 2009	13	$12.44858	to	$12.44858	$168	0.00%	0.10%	to	0.10%	56.94%	to	56.94%
December 31, 2008	9	$7.93227	to	$7.93227	$74	0.00%	0.10%	to	0.10%	-40.85%	to	-40.85%
December 31, 2007	2	$13.41062	to	$13.41062	$26	0.00%	0.10%	to	0.10%	19.23%	to	19.23%

	AST Marsico Capital Growth Portfolio
December 31, 2011	100	$9.12944	to	$11.41844	$1,007	0.27%	0.10%	to	0.90%	-1.80%	to	-1.01%
December 31, 2010	94	$9.29647	to	$11.53529	$956	0.68%	0.10%	to	0.90%	18.68%	to	19.63%
December 31, 2009	81	$7.83294	to	$9.64240	$687	0.88%	0.10%	to	0.90%	28.60%	to	29.63%
December 31, 2008	69	$6.09083	to	$7.43832	$444	0.45%	0.10%	to	0.90%	-43.71%	to	-39.47%
December 31, 2007	5	$13.21537	to	$13.21537	$60	0.31%	0.10%	to	0.10%	14.85%	to	14.85%

	AST MFS Growth Portfolio
December 31, 2011	8	$11.79534	to	$11.79534	$99	0.34%	0.10%	to	0.10%	-0.69%	to	-0.69%
December 31, 2010	8	$11.87773	to	$11.87773	$95	0.13%	0.10%	to	0.10%	12.67%	to	12.67%
December 31, 2009	4	$10.54203	to	$10.54203	$45	0.16%	0.10%	to	0.10%	24.18%	to	24.18%
December 31, 2008	3	$8.48930	to	$8.48930	$21	0.26%	0.10%	to	0.10%	-36.37%	to	-36.37%
December 31, 2007	1	$13.34068	to	$13.34068	$17	0.04%	0.10%	to	0.10%	14.99%	to	14.99%

	AST Neuberger Berman Mid-Cap Growth Portfolio
December 31, 2011	1	$14.62428	to	$14.62428	$14	0.00%	0.10%	to	0.10%	1.58%	to	1.58%
December 31, 2010	2	$14.39631	to	$14.39631	$24	0.00%	0.10%	to	0.10%	28.55%	to	28.55%
December 31, 2009	2	$11.19937	to	$11.19937	$23	0.00%	0.10%	to	0.10%	29.66%	to	29.66%
December 31, 2008	3	$8.63751	to	$8.63751	$22	0.00%	0.10%	to	0.10%	-43.24%	to	-43.24%
December 31, 2007	4	$15.21710	to	$15.21710	$61	0.00%	0.10%	to	0.10%	22.08%	to	22.08%

	AST PIMCO Limited Maturity Bond Portfolio
December 31, 2011	14	$13.14178	to	$13.14178	$186	0.90%	0.10%	to	0.10%	2.14%	to	2.14%
December 31, 2010	6	$12.86642	to	$12.86642	$75	2.44%	0.10%	to	0.10%	3.80%	to	3.80%
December 31, 2009	5	$12.39589	to	$12.39589	$60	3.63%	0.10%	to	0.10%	10.12%	to	10.12%
December 31, 2008	4	$11.25675	to	$11.25675	$45	5.40%	0.10%	to	0.10%	1.01%	to	1.01%
December 31, 2007	3	$11.14366	to	$11.14366	$32	5.40%	0.10%	to	0.10%	6.69%	to	6.69%

	AST T. Rowe Price Natural Resources Portfolio
December 31, 2011	48	$13.69284	to	$13.69284	$659	0.54%	0.10%	to	0.10%	-15.00%	to	-15.00%
December 31, 2010	44	$16.10975	to	$16.10975	$704	0.46%	0.10%	to	0.10%	20.33%	to	20.33%
December 31, 2009	37	$13.38775	to	$13.38775	$499	1.41%	0.10%	to	0.10%	49.20%	to	49.20%
December 31, 2008	25	$8.97298	to	$8.97298	$227	0.58%	0.10%	to	0.10%	-50.03%	to	-50.03%
December 31, 2007	14	$17.95833	to	$17.95833	$243	0.80%	0.10%	to	0.10%	40.37%	to	40.37%

	AST MFS Global Equity Portfolio
December 31, 2011	6	$13.38242	to	$13.38242	$85	0.45%	0.10%	to	0.10%	-3.23%	to	-3.23%
December 31, 2010	4	$13.82901	to	$13.82901	$61	0.50%	0.10%	to	0.10%	11.93%	to	11.93%
December 31, 2009	4	$12.35465	to	$12.35465	$49	1.96%	0.10%	to	0.10%	31.38%	to	31.38%
December 31, 2008	3	$9.40407	to	$9.40407	$29	1.20%	0.10%	to	0.10%	-34.05%	to	-34.05%
December 31, 2007	2	$14.26042	to	$14.26042	$29	2.63%	0.10%	to	0.10%	9.29%	to	9.29%

	AST J.P. Morgan International Equity Portfolio
December 31, 2011	23	$10.98625	to	$10.98625	$254	1.20%	0.10%	to	0.10%	-9.24%	to	-9.24%
December 31, 2010	22	$12.10483	to	$12.10483	$262	1.20%	0.10%	to	0.10%	7.06%	to	7.06%
December 31, 2009	19	$11.30642	to	$11.30642	$216	4.19%	0.10%	to	0.10%	35.75%	to	35.75%
December 31, 2008	13	$8.32902	to	$8.32902	$112	2.35%	0.10%	to	0.10%	-41.44%	to	-41.44%
December 31, 2007	7	$14.22255	to	$14.22255	$104	2.04%	0.10%	to	0.10%	9.33%	to	9.33%

	AST T. Rowe Price Global Bond Portfolio
December 31, 2011	9	$13.87198	to	$13.87198	$132	2.46%	0.10%	to	0.10%	4.02%	to	4.02%
December 31, 2010	8	$13.33628	to	$13.33628	$104	2.80%	0.10%	to	0.10%	5.64%	to	5.64%
December 31, 2009	6	$12.62447	to	$12.62447	$79	5.05%	0.10%	to	0.10%	12.00%	to	12.00%
December 31, 2008	5	$11.27158	to	$11.27158	$57	4.43%	0.10%	to	0.10%	-2.53%	to	-2.53%
December 31, 2007	5	$11.56442	to	$11.56442	$52	3.09%	0.10%	to	0.10%	9.54%	to	9.54%

A48

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	M Capital Appreciation Fund
December 31, 2011	1	$17.19477	to	$17.19477	$20	0.00%	0.00%	to	0.00%	-7.22%	to	-7.22%
December 31, 2010	1	$18.53329	to	$18.53329	$21	0.24%	0.00%	to	0.00%	27.00%	to	27.00%
December 31, 2009	1	$14.59268	to	$14.59268	$14	0.05%	0.00%	to	0.00%	48.61%	to	48.61%
December 31, 2008	1	$9.81970	to	$9.81970	$6	0.00%	0.00%	to	0.00%	-42.03%	to	-42.03%

	American Century VP Mid Cap Value Fund – Class 1 Shares (available May 1, 2008)
December 31, 2011	5	$11.79807	to	$11.79807	$65	1.43%	0.10%	to	0.10%	-0.79%	to	-0.79%
December 31, 2010	4	$11.89229	to	$11.89229	$48	2.37%	0.10%	to	0.10%	19.13%	to	19.13%
December 31, 2009	3	$9.98222	to	$9.98222	$31	3.14%	0.10%	to	0.10%	29.82%	to	29.82%
December 31, 2008	0	$7.68954	to	$7.68954	$2	0.00%	0.10%	to	0.10%	-24.65%	to	-24.65%

	AST Large-Cap Value Portfolio (available May 1, 2008)
December 31, 2011	298	$7.73572	to	$7.96507	$2,366	1.26%	0.10%	to	0.90%	-5.04%	to	-4.28%
December 31, 2010	283	$8.14615	to	$8.32128	$2,349	1.03%	0.10%	to	0.90%	12.15%	to	13.04%
December 31, 2009	271	$7.26363	to	$7.36106	$1,989	2.88%	0.10%	to	0.90%	18.37%	to	19.32%
December 31, 2008	245	$6.13644	to	$6.16939	$1,512	1.63%	0.10%	to	0.90%	-39.72%	to	-39.40%

	AST Small-Cap Growth Portfolio (available May 1, 2008)
December 31, 2011	148	$11.94595	to	$12.29988	$1,817	0.00%	0.10%	to	0.90%	-1.86%	to	-1.08%
December 31, 2010	145	$12.17259	to	$12.43406	$1,795	0.23%	0.10%	to	0.90%	35.20%	to	36.28%
December 31, 2009	136	$9.00344	to	$9.12396	$1,236	0.05%	0.10%	to	0.90%	32.71%	to	33.77%
December 31, 2008	119	$6.78407	to	$6.82044	$810	0.00%	0.10%	to	0.90%	-33.14%	to	-32.78%

	The Dreyfus Socially Responsible Growth Fund – Service Shares (available May 1, 2008)
December 31, 2011	0	$10.64546	to	$10.64546	$2	0.60%	0.10%	to	0.10%	0.55%	to	0.55%
December 31, 2010	0	$10.58715	to	$10.58715	$1	0.60%	0.10%	to	0.10%	14.43%	to	14.43%
December 31, 2009	0	$9.25211	to	$9.25211	$1	0.52%	0.10%	to	0.10%	33.31%	to	33.31%
December 31, 2008	0	$6.94043	to	$6.94043	$0	0.00%	0.10%	to	0.10%	-31.73%	to	-31.73%

	Prudential Jennison 20/20 Focus Portfolio (available May 1, 2008)
December 31, 2011	39	$9.97615	to	$9.97615	$385	0.08%	0.10%	to	0.10%	-4.26%	to	-4.26%
December 31, 2010	35	$10.42032	to	$10.42032	$362	0.00%	0.10%	to	0.10%	7.73%	to	7.73%
December 31, 2009	22	$9.67279	to	$9.67279	$216	0.49%	0.10%	to	0.10%	57.67%	to	57.67%
December 31, 2008	7	$6.13465	to	$6.13465	$40	0.00%	0.10%	to	0.10%	-39.76%	to	-39.76%

	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio – Class 1 Shares (available May 1, 2008)
December 31, 2011	3	$10.35549	to	$10.35549	$28	0.46%	0.10%	to	0.10%	-1.62%	to	-1.62%
December 31, 2010	1	$10.52627	to	$10.52627	$10	1.01%	0.10%	to	0.10%	19.40%	to	19.40%
December 31, 2009	0	$8.81578	to	$8.81578	$4	0.98%	0.10%	to	0.10%	35.53%	to	35.53%
December 31, 2008	0	$6.50477	to	$6.50477	$0	0.00%	0.10%	to	0.10%	-35.75%	to	-35.75%

	MFS Utilities Series – Initial Class (available May 1, 2008)
December 31, 2011	12	$10.32340	to	$10.32340	$124	3.22%	0.10%	to	0.10%	6.68%	to	6.68%
December 31, 2010	9	$9.67717	to	$9.67717	$86	2.84%	0.10%	to	0.10%	13.69%	to	13.69%
December 31, 2009	7	$8.51168	to	$8.51168	$56	3.97%	0.10%	to	0.10%	33.08%	to	33.08%
December 31, 2008	2	$6.39575	to	$6.39575	$13	0.00%	0.10%	to	0.10%	-36.47%	to	-36.47%

	Neuberger Berman Adviser’s Management Trust Socially Responsive Portfolio – Service Shares (available May 1, 2008)
December 31, 2011	1	$9.82302	to	$9.82302	$6	0.27%	0.10%	to	0.10%	-3.25%	to	-3.25%
December 31, 2010	1	$10.15289	to	$10.15289	$6	0.03%	0.10%	to	0.10%	22.64%	to	22.64%
December 31, 2009	0	$8.27884	to	$8.27884	$2	3.06%	0.10%	to	0.10%	31.18%	to	31.18%
December 31, 2008	0	$6.31123	to	$6.31123	$0	0.00%	0.10%	to	0.10%	-38.47%	to	-38.47%

	AST T. Rowe Price Large-Cap Growth Portfolio (available May 1, 2008)
December 31, 2011	134	$10.63060	to	$10.94553	$1,463	0.00%	0.10%	to	0.90%	-2.57%	to	-1.79%
December 31, 2010	129	$10.91116	to	$11.14555	$1,433	0.00%	0.10%	to	0.90%	14.78%	to	15.69%
December 31, 2009	126	$9.50639	to	$9.63370	$1,212	0.00%	0.10%	to	0.90%	52.00%	to	53.22%
December 31, 2008	122	$6.25402	to	$6.28759	$764	0.13%	0.10%	to	0.90%	-38.57%	to	-38.24%

	AST Schroders Multi-Asset World Strategies Portfolio
December 31, 2011	7	$13.58842	to	$13.58842	$93	1.01%	0.25%	to	0.25%	-3.62%	to	-3.62%
December 31, 2010	1	$14.09909	to	$14.09909	$15	0.30%	0.25%	to	0.25%	11.53%	to	11.53%

A49

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST PIMCO Total Return Bond Portfolio (available December 4, 2009)
December 31, 2011	777	$10.84440	to	$11.04780	$8,541	1.74%	0.00%	to	0.90%	2.26%	to	3.18%
December 31, 2010	764	$10.60498	to	$10.70774	$8,160	1.77%	0.00%	to	0.90%	6.76%	to	7.72%
December 31, 2009	730	$9.93371	to	$9.94054	$7,253	0.00%	0.00%	to	0.90%	-0.32%	to	-0.26%

	AST T. Rowe Price Asset Allocation Portfolio
December 31, 2011	20	$14.04797	to	$14.04797	$288	0.75%	0.25%	to	0.25%	1.73%	to	1.73%
December 31, 2010	2	$13.80923	to	$13.80923	$34	0.11%	0.25%	to	0.25%	11.26%	to	11.26%

	AST Wellington Management Hedged Equity Portfolio (available November 13, 2009)
December 31, 2011	633	$11.10187	to	$11.29192	$7,135	0.30%	0.10%	to	0.90%	-4.32%	to	-3.55%
December 31, 2010	590	$11.60267	to	$11.70781	$6,903	0.49%	0.10%	to	0.90%	13.61%	to	14.52%
December 31, 2009	537	$10.21245	to	$10.22336	$5,487	0.00%	0.10%	to	0.90%	1.37%	to	1.47%

	AST Balanced Asset Allocation Portfolio (available November 13, 2009)
December 31, 2011	1,092	$11.02843	to	$11.21707	$12,218	0.59%	0.10%	to	0.90%	-2.10%	to	-1.32%
December 31, 2010	1,024	$11.26449	to	$11.36659	$11,626	0.84%	0.10%	to	0.90%	11.31%	to	12.20%
December 31, 2009	925	$10.11979	to	$10.13062	$9,372	0.00%	0.10%	to	0.90%	0.69%	to	0.79%

	AST Preservation Asset Allocation Portfolio (available November 20, 2009)
December 31, 2011	327	$10.98823	to	$11.17453	$3,641	0.92%	0.10%	to	0.90%	0.10%	to	0.89%
December 31, 2010	286	$10.97772	to	$11.07557	$3,159	1.38%	0.10%	to	0.90%	9.58%	to	10.46%
December 31, 2009	270	$10.01755	to	$10.02676	$2,704	0.00%	0.10%	to	0.90%	0.27%	to	0.36%

	AST First Trust Balanced Target Portfolio
December 31, 2011	5	$13.97181	to	$13.97181	$64	1.00%	0.25%	to	0.25%	-1.75%	to	-1.75%
December 31, 2010	0	$14.22079	to	$14.22079	$4	1.53%	0.25%	to	0.25%	14.08%	to	14.08%

	AST First Trust Capital Appreciation Target Portfolio
December 31, 2011	8	$13.78659	to	$13.78659	$108	0.83%	0.25%	to	0.25%	-6.45%	to	-6.45%
December 31, 2010	1	$14.73691	to	$14.73691	$21	0.22%	0.25%	to	0.25%	18.72%	to	18.72%

	AST Advanced Strategies Portfolio
December 31, 2011	11	$14.34163	to	$14.34163	$162	0.84%	0.25%	to	0.25%	-0.14%	to	-0.14%
December 31, 2010	2	$14.36148	to	$14.36148	$30	0.20%	0.25%	to	0.25%	13.42%	to	13.42%

	AST CLS Growth Asset Allocation Portfolio
December 31, 2011	15	$14.00668	to	$14.00668	$211	0.22%	0.25%	to	0.25%	-2.63%	to	-2.63%
December 31, 2010	3	$14.38530	to	$14.38530	$39	0.06%	0.25%	to	0.25%	14.06%	to	14.06%

	AST CLS Moderate Asset Allocation Portfolio
December 31, 2011	7	$13.32122	to	$13.32122	$98	0.30%	0.25%	to	0.25%	-2.06%	to	-2.06%
December 31, 2010	3	$13.60173	to	$13.60173	$37	0.02%	0.25%	to	0.25%	11.64%	to	11.64%

	Dreyfus Investment Portfolios, MidCap Stock Portfolio – Service Shares
December 31, 2011	2	$10.44507	to	$10.44507	$17	0.33%	0.10%	to	0.10%	0.10%	to	0.10%
December 31, 2010	1	$10.43481	to	$10.43481	$15	0.93%	0.10%	to	0.10%	26.82%	to	26.82%
December 31, 2009	2	$8.22815	to	$8.22815	$13	0.98%	0.10%	to	0.10%	35.19%	to	35.19%

	AST BlackRock Global Strategies Portfolio (available April 29, 2011)
December 31, 2011	2,513	$9.21410	to	$9.26369	$23,265	0.00%	0.10%	to	0.90%	-7.86%	to	-7.36%

	TOPS Aggressive Growth ETF Portfolio**** (available August 22, 2011)
December 31, 2011	0	$10.63492	to	$10.63492	$1	0.00%	0.10%	to	0.10%	6.09%	to	6.09%

	TOPS Balanced ETF Portfolio**** (available August 22, 2011)
December 31, 2011	0	$10.32021	to	$10.32021	$0	0.00%	0.10%	to	0.10%	3.09%	to	3.09%

	TOPS Capital Preservation ETF Portfolio**** (available August 22, 2011)
December 31, 2011	0	$10.20246	to	$10.20246	$0	0.00%	0.10%	to	0.10%	2.03%	to	2.03%

	TOPS Growth ETF Portfolio (available August 22, 2011)
December 31, 2011	0	$11.37353	to	$11.37353	$2	0.00%	0.10%	to	0.10%	13.60%	to	13.60%

A50

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	TOPS Moderate Growth ETF Portfolio (available August 22, 2011)
December 31, 2011	0	$10.33525	to	$10.33525	$2	0.00%	0.10%	to	0.10%	3.24%	to	3.24%

	TOPS Protected Balanced ETF Portfolio (available August 22, 2011)
December 31, 2011	0	$10.02131	to	$10.02131	$3	0.00%	0.25%	to	0.25%	0.22%	to	0.22%

	TOPS Protected Growth ETF Portfolio (available August 22, 2011)
December 31, 2011	1	$10.03347	to	$10.03347	$10	0.00%	0.25%	to	0.25%	0.23%	to	0.23%

	TOPS Protected Moderate Growth ETF Portfolio (available August 22, 2011)
December 31, 2011	1	$10.03171	to	$10.03171	$6	0.00%	0.25%	to	0.25%	0.11%	to	0.11%
*
These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio is annualized and excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

**
These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

***
These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount with an effective date during a period were excluded from the range of total return for that period. Contract owners may experience different total returns based on their investment options. Investment options with a date notation indicate the effective date of that investment option in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2011 or from the effective date of the subaccount through the end of the reporting period.

****	Represents a fund containing less than 1,000 units and/or $1,000 in net assets.

Charges and Expenses

The expense ratio represents the annualized contract expenses of the Pruco Life of New Jersey Variable Appreciable Account for the period indicated and includes those expenses that are charged through a reduction of the unit value, which consists solely of the mortality & expense charges. These fees range from an effective annual rate of up to 0.45% to 0.90%, per Contract. Expenses of the underlying Fund portfolios and charges made directly to Contract Owner accounts through either the redemption of units or from premium payments are excluded. Charges deducted from premium payments range from 0% to 22.5%, except that VAL2 and SVAL2 Contracts also assess a $2 premium processing charge for each premium paid. The percentage of the premium payment deducted consists of taxes attributable to premiums, any applicable sales charge, and any premium based administrative charge.

A51

Note 7:	Financial Highlights (Continued)

The charges made directly to the contract owner through the redemption of units depend on the product and the options or transactions selected by the client. The following charges are made through the redemption of units.

•	The Account charges from $0.01 to $83.34 per $1,000 of basic insurance amount for the cost of insurance plus additional mortality for extra ratings of up to $2.08 per $1,000 of basic insurance amount.

•
The Account charges surrender fees that range from 0% to 100% of the Sales Load Target Premium, except for VAL2, SVUL2NJ, and VULPNJ Contracts, where the fees range from $0 to $28.26 per $1,000 of Basic Insurance Amount. We charge a combination of 0% – 50% of the first year’s annual premium plus $0 to $5 per $1,000 of Face Amount for SVAL2 Contracts.

•	The Account charges a Guaranteed Death Benefit fee of $0.01 per $1,000 of Face Amount for VAL2 and SVAL2 Contracts.

•	The charge for withdrawals range from the lesser of $15 and 2% to the lesser of $25 and 2% of the withdrawal amount.

•	The Account charges monthly administrative fees that range from $2.50 to $30.00 per Contract plus $0.00 to $1.87 per $1,000 of basic insurance amount, although it may be less for subsequent increases.

•	The Account also charges $15 to $25 per change to the basic insurance amount.

Expense Reimbursement

The Account is reimbursed by Pruco Life of New Jersey for expenses related to the management of the fund in excess of 0.40% of the VAL product’s average daily net assets incurred by the Money Market, Diversified Bond, Equity, Flexible Managed and Conservative Balanced portfolios of the Series Fund. This reimbursement is applied through an increase in unit values.

Note 8:	Other

Contract owner net payments—represent contract owner contributions under the Variable Life Policies reduced by applicable deductions, charges, and state premium taxes.

Policy loans—represent amounts borrowed by contractholders using the policy as the security for the loan.

Policy loan repayments and interest—represent payments made by contractholders to reduce the total outstanding policy loan balance.

Surrenders, withdrawals, and death benefits—are payments to contract owners and beneficiaries made under the terms of the Variable Life Policies, and amounts that contract owners have requested to be withdrawn or paid to them.

Net transfers between other subaccounts or fixed rate options—are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the Guaranteed Interest Account and Market Value Adjustment.

Withdrawals and other charges—are various contract level charges as described in contract charges and features section located above.

A52

Report of Independent Registered Public Accounting Firm

To Contract Owners of
Pruco Life of New Jersey Variable Appreciable Account
and the Board of Directors of
Pruco Life Insurance Company of New Jersey

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts listed in Note 1 of Pruco Life of New Jersey Variable Appreciable Account at December 31, 2011 and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Pruco Life Insurance Company of New Jersey. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2011 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 12, 2012

A53

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Financial Statements and
Report of Independent Registered Public Accounting Firm

December 31, 2011 and 2010

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Management’s Annual Report on Internal Control Over Financial Reporting

Management of Pruco Life Insurance Company of New Jersey (“the Company”) is responsible for establishing and maintaining adequate internal control over financial reporting. Management conducted an assessment of the effectiveness, as of December 31, 2011, of the Company’s internal control over financial reporting, based on the framework established in Internal Control – Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). Based on our assessment under that framework, management concluded that the Company’s internal control over financial reporting was effective as of December 31, 2011.

Our internal control over financial reporting is a process designed by or under the supervision of our principal executive and principal financial officers to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Our internal control over financial reporting includes policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions and dispositions of assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures are being made only in accordance with authorizations of management and the directors of the Company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company’s assets that could have a material effect on our financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

This Annual Report does not include an attestation report of the Company’s registered public accounting firm, PricewaterhouseCoopers LLP, regarding internal control over financial reporting. Internal controls over Financial Reporting were not subject to attestation by the Company’s registered public accounting firm pursuant to final rules of the Securities and Exchange Commission that permit the Company to provide only management’s report in this Annual Report.

March 9, 2012

PART I-FINANCIAL INFORMATION

ITEM 1. Financial Statements

Pruco Life Insurance Company of New Jersey

Statements of Financial Position
As of December 31, 2011 and 2010 (in thousands, except share amounts)

	2011	2010
ASSETS
Fixed maturities available for sale, at fair value (amortized cost: 2011–$ 1,132,908; 2010–$1,007,655)	$1,219,904	$1,064,541
Equity securities available for sale, at fair value (cost: 2011–$1,521; 2010–$2,301)	1,420	2,074
Trading account assets, at fair value	1,569	-
Policy loans	177,162	175,514
Short-term investments	1,069	7,409
Commercial mortgage and other loans	230,201	182,437
Other long-term investments	29,075	16,913

Total investments	1,660,400	1,448,888
Cash and cash equivalents	26,723	87,961
Deferred policy acquisition costs	354,167	365,970
Accrued investment income	17,275	16,365
Reinsurance recoverables	522,762	419,858
Receivables from parents and affiliates	23,148	25,833
Deferred sales inducements	48,101	51,106
Other assets	8,830	8,293
Separate account assets	6,258,008	5,038,051

Total assets	8,919,414	7,462,325

LIABILITIES AND EQUITY
LIABILITIES
Policyholders’ account balances	1,132,897	1,053,807
Future policy benefits and other policyholder liabilities	691,967	503,354
Cash collateral for loaned securities	17,012	413
Securities sold under agreements to repurchase	3,216	2,957
Income taxes	55,188	120,248
Short-term debt to affiliates	26,000	-
Long-term debt to affiliates	44,000	-
Payables to parent and affiliates	2,267	5,837
Other liabilities	67,081	109,969
Separate account liabilities	6,258,008	5,038,051

Total liabilities	8,297,636	6,834,636

COMMITMENTS AND CONTINGENT LIABILITIES (See Note 12)

EQUITY
Common stock, ($5 par value; 400,000 shares, authorized, issued and outstanding)	2,000	2,000
Additional paid-in capital	207,928	169,742
Retained earnings	370,352	430,663
Accumulated other comprehensive income	41,498	25,284

Total equity	621,778	627,689

TOTAL LIABILITIES AND EQUITY	$8,919,414	$7,462,325

See Notes to Financial Statements

Pruco Life Insurance Company of New Jersey

Statements of Operations and Comprehensive Income (Loss)
Years Ended December 31, 2011, 2010 and 2009 (in thousands)

	2011	2010	2009
REVENUES

Premiums	$15,305	$14,733	$17,031
Policy charges and fee income	113,444	53,446	69,234
Net investment income	77,556	77,044	69,944
Asset administration fees	21,630	11,084	7,114
Other income	3,253	4,915	4,779
Realized investment gains (losses), net:
Other-than-temporary impairments on fixed maturity securities	(7,483)	(21,166)	(14,461)
Other-than-temporary impairments on fixed maturity securities transferred to Other Comprehensive Income	7,215	18,612	8,391
Other realized investment gains (losses), net	(109,788)	59,567	19,584

Total realized investment gains (losses), net	(110,056)	57,015	13,514

Total revenues	121,132	218,237	181,616

BENEFITS AND EXPENSES
Policyholders’ benefits	27,226	(198)	26,062
Interest credited to policyholders’ account balances	62,222	37,125	38,735
Amortization of deferred policy acquisition costs	105,101	12,821	22,842
General, administrative and other expenses	35,785	27,002	17,950

Total benefits and expenses	230,334	76,750	105,589

INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES	(109,202)	141,487	76,027

Income Taxes:
Current	(715)	23,841	20,362
Deferred	(48,176)	19,701	644

Income tax (benefit) expense	(48,891)	43,542	21,006

NET INCOME (LOSS)	$(60,311)	$97,945	$55,021

Change in net unrealized investment gains (losses), net of taxes (1)	16,214	15,348	44,313

COMPREHENSIVE INCOME (LOSS)	$(44,097)	$113,293	$99,334

(1)	Amounts are net of tax expense of $9 million, $8 million and $22 million for the years ended December 31, 2011, 2010 and 2009, respectively.

See Notes to Financial Statements

Pruco Life Insurance Company of New Jersey

Statements of Stockholder’s Equity
Years Ended December 31, 2011, 2010 and 2009 (in thousands)

	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Equity
Balance, December 31, 2008	$2,000	$168,998	$273,964	$(30,644)	$414,318

Net income (loss)	-	-	55,021	-	55,021
Change in foreign currency translation adjustments, net of taxes	-	-	-	40	40
Impact of adoption of new guidance for other-than-temporary impairments of debt securities, net of taxes	-	-	3,733	(3,733)	-
Change in net unrealized investment gains, net of taxes	-	-	-	44,273	44,273

Balance, December 31, 2009	$2,000	$168,998	$332,718	$9,936	$513,652

Net income (loss)	-	-	97,945	-	97,945
Affiliated Asset Transfers	-	744	-	-	744
Change in foreign currency translation adjustments, net of taxes	-	-	-	(22)	(22)
Change in net unrealized investment gains, net of taxes	-	-	-	15,370	15,370

Balance, December 31, 2010	$2,000	$169,742	$430,663	$25,284	$627,689

Net income (loss)	-	-	(60,311)	-	(60,311)
Contributed Capital	-	38,000	-	-	38,000
Affiliated Asset Transfers	-	186	-	-	186
Change in foreign currency translation adjustments, net of taxes	-	-	-	(21)	(21)
Change in net unrealized investment gains, net of taxes	-	-	-	16,235	16,235

Balance, December 31, 2011	$2,000	$207,928	$370,352	$41,498	$621,778

See Notes to Financial Statements

Pruco Life Insurance Company of New Jersey

Statements of Cash Flows
Years Ended December 31, 2011, 2010 and 2009 (in thousands)

	2011	2010	2009
CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES:
Net income (loss)	$(60,311)	$97,945	$55,021
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Policy charges and fee income	(25,594)	(13,471)	(15,597)
Interest credited to policyholders’ account balances	62,222	37,125	38,735
Realized investment (gains) losses, net	110,056	(57,015)	(13,514)
Amortization and other non-cash items	(2,359)	(3,906)	(271)
Change in:
Future policy benefits and other insurance liabilities	93,600	90,575	71,430
Reinsurance recoverables	(127,939)	(97,731)	(65,542)
Accrued investment income	(910)	468	(1,809)
Receivables from parent and affiliates	2,213	(6,108)	15,115
Payables to parent and affiliates	(3,569)	1,643	(5,628)
Deferred policy acquisition costs	754	(72,689)	(34,550)
Income taxes payable	(73,789)	14,700	6,631
Deferred sales inducements	(22,392)	(21,594)	(8,689)
Other, net	(13,260)	15,508	(8,965)

CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES	$(61,278)	$(14,550)	$32,367

CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES:
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available for sale	$171,016	$211,850	$254,335
Short-term investments	21,230	42,060	47,394
Policy loans	20,142	17,827	20,554
Commercial mortgage and other loans	27,533	28,189	10,212
Other long-term investments	1,373	1,591	846
Equity securities, available for sale	474	2,000	-
Payments for the purchase/origination of:
Fixed maturities, available for sale	(293,216)	(190,281)	(412,550)
Short-term investments	(14,899)	(21,491)	(67,219)
Policy loans	(14,130)	(15,966)	(13,030)
Commercial mortgage and other loans	(75,298)	(41,700)	(31,684)
Other long-term investments	(7,533)	(8,609)	(612)
Equity securities, available for sale	(1,347)	(158)	-
Notes receivable from parent and affiliates, net	1,334	13,926	2,907
Other	24	320	616

CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES	$(163,297)	$39,558	$(188,230)

CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES:
Policyholders’ account deposits	$159,318	$171,435	$335,906
Policyholders’ account withdrawals	(83,438)	(151,600)	(213,085)
Net change in securities sold under agreement to repurchase and cash collateral for loaned securities	16,859	(29,304)	(5,954)
Dividend to parent	-	-	-
Contributed capital	38,000	10	-
Affiliated asset transfers	186	-	-
Net change in financing arrangements (maturities 90 days or less)	(11,588)	39,811	1,787
Net change in long-term borrowing	44,000	-	-

CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES	$163,337	$30,352	$118,654

Net increase (decrease) in cash and cash equivalents	(61,238)	55,360	(37,210)
Cash and cash equivalents, beginning of year	87,961	32,601	69,811

CASH AND CASH EQUIVALENTS, END OF YEAR	$26,723	$87,961	$32,601

SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid	$25,000	$28,842	$14,375
Interest paid	$98	$4	$7

See Notes to Financial Statements

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

1. BUSINESS AND BASIS OF PRESENTATION

Pruco Life Insurance Company of New Jersey, or the “Company,” is a wholly owned subsidiary of the Pruco Life Insurance Company, or “Pruco Life,” which in turn is a wholly owned subsidiary of The Prudential Insurance Company of America, or “Prudential Insurance.” Prudential Insurance is an indirect wholly owned subsidiary of Prudential Financial, Inc., or “Prudential Financial.” The Company sells variable annuities, universal life insurance, variable life insurance, and term life insurance, primarily through third party distributors only in New Jersey and New York, United States.

Beginning in March 2010, Prudential Annuities Life Assurance Corporation (“PALAC”), an affiliate of the Company, ceased offering its existing variable annuity products (and where offered, the companion market value adjustment option) to new investors upon the launch of a new product line in Pruco Life Insurance Company of New Jersey (and Pruco Life Insurance Company for the version of the product sold outside of New York). In general, the new product line offers the same optional living benefits and optional death benefits as offered by PALAC’s existing variable annuities. However, subject to applicable contractual provisions and administrative rules, PALAC will continue to accept subsequent purchase payments on in force contracts under existing annuity products. These initiatives were implemented to create operational and administrative efficiencies by offering a single product line of annuity products from a more limited group of legal entities. In addition, by limiting its variable annuity offerings to a single product line, the Prudential Annuities business unit of Prudential Financial expects to convey a more focused, cohesive image in the marketplace.

Basis of Presentation
The Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America, or “U.S. GAAP.” The Company has extensive transactions and relationships with Prudential Insurance and other affiliates, (as more fully described in Note 13). Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs and related amortization; amortization of deferred sales inducements; future policy benefits including guarantees; valuation of investments including derivatives and the recognition of other-than-temporary impairments; provision for income taxes and valuation of deferred tax assets; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

Reclassifications
Certain amounts in prior periods have been reclassified to conform to the current period presentation.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investments and Investment Related Liabilities
The Company’s investments in debt and equity securities include fixed maturities; trading account assets; equity securities; and short-term investments. The accounting policies related to these, as well as commercial mortgage and other loans, are as follows:

Fixed maturities are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as “available for sale” are carried at fair value. See Note 10 for additional information regarding the determination

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

of fair value. Interest income, as well as the related amortization of premium and accretion of discount, is included in “Net investment income” under the effective yield method. For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to prepayment assumptions, cash flow estimates vary based on assumptions regarding the underlying collateral, including default rates and changes in value. These assumptions can significantly impact income recognition and the amount of other-than-temporary impairments recognized in earnings and other comprehensive income. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the security are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to net investment income in accordance with the retrospective method. For asset-backed and mortgage-backed securities rated below AA, the effective yield is adjusted prospectively for any changes in estimated cash flows. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Unrealized gains and losses on fixed maturities classified as “available for sale,” net of tax, and the effect on deferred policy acquisition costs, deferred sales inducements and future policy benefits that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss).”

Equity securities available for sale are comprised of common stock and non-redeemable preferred stock and are carried at fair value. The associated unrealized gains and losses, net of tax, and the effect on deferred policy acquisition costs, deferred sales inducements and future policy benefits that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss).” The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividends from these investments are recognized in “Net investment income” when declared.

Trading account assets at fair value are comprised of perpetual preferred stock. Realized and unrealized gains and losses for these investments are reported in “Other income.” Dividend income from these investments is reported in “Net investment income.”

Commercial mortgage and other loans consist of commercial mortgage loans and agricultural loans. Commercial mortgage loans are broken down by class which is based on property type (industrial properties, retail, office, multi-family/apartment, hospitality, and other). Commercial mortgage and other loans originated and held for investment are generally carried at unpaid principal balance, net of unamortized deferred loan origination fees and expenses and net of an allowance for losses. Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances.

Interest income, as well as prepayment fees and the amortization of the related premiums or discounts, related to commercial mortgage and other loans, are included in “Net investment income.”

Impaired loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. The Company defines “past due” as principal or interest not collected at least 30 days past the scheduled contractual due date. Interest received on loans that are past due, including impaired and non-impaired loans as well as loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income based on the Company’s assessment as to the collectability of the principal. See Note 3 for additional information about the Company’s past due loans.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

The Company discontinues accruing interest on loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When the Company discontinues accruing interest on a loan, any accrued but uncollectible interest on the loan and other loans backed by the same collateral, if any, is charged to interest income in the same period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, or the loan has been modified, a regular payment performance has been established.

The Company reviews the performance and credit quality of the commercial mortgage loan and agricultural loan portfolios on an on-going basis. Loans are placed on watch list status based on a predefined set of criteria and are assigned one of three categories. Loans are placed on “early warning” status in cases where, based on the Company’s analysis of the loan’s collateral, the financial situation of the borrower or tenants or other market factors, it is believed a loss of principal or interest could occur. Loans are classified as “closely monitored” when it is determined that there is a collateral deficiency or other credit events that may lead to a potential loss of principal or interest. Loans “not in good standing” are those loans where the Company has concluded that there is a high probability of loss of principal, such as when the loan is delinquent or in the process of foreclosure. As described below, in determining the allowance for losses, the Company evaluates each loan on the watch list to determine if it is probable that amounts due according to the contractual terms of the loan agreement will not be collected.

Loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage loans. The loan-to-value ratio compares the amount of the loan to the fair value of the underlying property collateralizing the loan, and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the loan amount exceeds the collateral value. A smaller loan-to-value ratio indicates a greater excess of collateral value over the loan amount. The debt service coverage ratio compares a property’s net operating income to its debt service payments. Debt service coverage ratios less than 1.0 times indicate that property operations do not generate enough income to cover the loan’s current debt payments. A larger debt service coverage ratio indicates a greater excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company’s periodic review of the commercial mortgage loan and agricultural loan portfolio, which includes an internal appraisal of the underlying collateral value. The Company’s periodic review also includes a quality re-rating process, whereby the internal quality rating originally assigned at underwriting is updated based on current loan, property and market information using a proprietary quality rating system. The loan-to-value ratio is the most significant of several inputs used to establish the internal credit rating of a loan which in turn drives the allowance for losses. Other key factors considered in determining the internal credit rating include debt service coverage ratios, amortization, loan term, estimated market value growth rate and volatility for the property type and region. See Note 3 for additional information related to the loan-to-value ratios and debt service coverage ratios related to the Company’s commercial mortgage and agricultural loan portfolios.

The allowance for loan losses includes a loan specific reserve for each impaired loan that has a specifically identified loss and a portfolio reserve for probable incurred but not specifically identified losses. For impaired commercial mortgage loans and agricultural loans, the allowances for losses are determined based on the present value of expected future cash flows discounted at the loan’s effective interest rate, or based upon the fair value of the collateral if the loan is collateral dependent. The portfolio reserves for probable incurred but not specifically identified losses in the commercial mortgage and agricultural loan portfolio segments considers the current credit composition of the portfolio based on an internal quality rating, (as described above). The portfolio reserves are determined using past loan experience, including historical credit migration, loss probability and loss severity factors by property type. These factors are reviewed each quarter and updated as appropriate.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

The allowance for losses on commercial mortgage loans and agricultural loans can increase or decrease from period to period based on the factors noted above. “Realized investment gains (losses), net” includes changes in the allowance for losses. “Realized investment gains (losses), net” also includes gains and losses on sales, certain restructurings, and foreclosures.

When a commercial mortgage or other loan is deemed to be uncollectible, any specific valuation allowance associated with the loan is reversed and a direct write down to the carrying amount of the loan is made. The carrying amount of the loan is not adjusted for subsequent recoveries in value.

Policy loans are carried at unpaid principal balances. Interest income on policy loans is recognized in “Net investment income” at the contract interest rate when earned.

Securities repurchase and resale agreements and securities loaned transactions are used to earn spread income, to borrow funds, or to facilitate trading activity. Securities repurchase and resale agreements are generally short term in nature, and therefore, the carrying amounts of these instruments approximate fair value. As part of securities repurchase agreements or securities loan transactions the Company transfers U.S. government and government agency securities and receives cash as collateral. As part of securities resale agreements, the Company transfers cash as collateral and receives U.S. government securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as collateralized financing arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective agreements. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities and to value the securities daily. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same as those sold. Income and expenses related to these transactions executed within the insurance subsidiary used to earn spread income are reported as “Net investment income,” however, for transactions used to borrow funds, the associated borrowing cost is reported as interest expense (included in “General, administrative and other expenses”).

Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions used to earn spread income are generally reported as “Net investment income;” however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in “General, administrative and other expenses”).

Other long-term investments consist of the derivatives, the Company’s investments in joint ventures and limited partnerships in which the Company does not exercise control, as well as investments in the Company’s own separate accounts, which are carried at fair value, and investment real estate. Joint venture and partnership interests are generally accounted for using the equity method of accounting, except in instances in which the Company’s interest is so minor that it exercises virtually no influence over operating and financial policies. In

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

such instances, the Company applies the cost method of accounting. The Company’s share of net income from investments in joint ventures and partnerships is generally included in “Net investment income.”

“Short-term investments” primarily consist of highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased. These investments are generally carried at fair value and include certain money market investments and other highly liquid debt instruments.

Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sale of fixed maturity securities, equity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for net other-than-temporary impairments recognized in earnings. Realized investment gains and losses are also generated from prepayment premiums received on private fixed maturity securities, allowance for losses on commercial mortgage and other loans and fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment.

The Company’s available-for-sale securities with unrealized losses are reviewed quarterly to identify other-than-temporary impairments in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest-rate related, including general credit spread widening); and (3) the financial condition of and near-term prospects of the issuer. With regard to available-for-sale equity securities, the Company also considers the ability and intent to hold the investment for a period of time to allow for a recovery of value. When it is determined that a decline in value of an equity security is other-than-temporary, the carrying value of the equity security is reduced to its fair value, with a corresponding charge to earnings.

Under the authoritative guidance for the recognition and presentation of other-than-temporary impairments for debt securities, an other-than-temporary impairment must be recognized in earnings for a debt security in an unrealized loss position when an entity either (a) has the intent to sell the debt security or (b) more likely than not will be required to sell the debt security before its anticipated recovery. For all debt securities in unrealized loss positions that do not meet either of these two criteria, the guidance requires that the Company analyze its ability to recover the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. If the net present value is less than the amortized cost of the investment, an other-than-temporary impairment is recognized.

Under the authoritative guidance for the recognition and presentation of other-than-temporary impairments, when an other-than-temporary impairment of a debt security has occurred, the amount of the other-than-temporary impairment recognized in earnings depends on whether the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis. If the debt security meets either of these two criteria, the other-than-temporary impairment recognized in earnings is equal to the entire difference between the security’s amortized cost basis and its fair value at the impairment measurement date. For other-than-temporary impairments of debt securities that do not meet these criteria, the net amount recognized in earnings is equal to the difference between the amortized cost of the debt security and its net present value calculated as described above. Any difference between the fair value and the net present value of the debt security at the impairment measurement date is recorded in “Other comprehensive income (loss).” Unrealized gains or losses on securities for which an other-than-temporary impairment has been recognized in earnings is tracked as a separate component of “Accumulated other comprehensive income (loss).”

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

For debt securities, the split between the amount of an other-than-temporary impairment recognized in other comprehensive income and the net amount recognized in earnings is driven principally by assumptions regarding the amount and timing of projected cash flows. For mortgage-backed and asset-backed securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including prepayment assumptions, and are based on data from widely accepted third-party data sources or internal estimates. In addition to prepayment assumptions, cash flow estimates include assumptions regarding the underlying collateral including default rates and recoveries, which vary based on the asset type and geographic location, as well as the vintage year of the security. For structured securities, the payment priority within the tranche structure is also considered. For all other debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security’s position within the capital structure of the issuer.

The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an other-than-temporary impairment, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. For debt securities, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods, including increases in cash flow on a prospective basis. In certain cases where there are decreased cash flow expectations, the security is reviewed for further cash flow impairments.

Cash and Cash Equivalents
Cash and cash equivalents include cash on hand, amounts due from banks, certain money market investments, and other debt issues with maturities of three months or less when purchased. The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates which are considered cash and cash equivalents.

Deferred Policy Acquisition Costs
Costs that vary with and that are related primarily to the production of new insurance and annuity products are deferred to the extent such costs are deemed recoverable from future profits. Such deferred policy acquisition costs (“DAC”) include commissions, costs of policy issuance and underwriting, and variable field office expenses that are incurred in producing new business. See below under “Future Adoption of New Accounting Pronouncements” for a discussion of the new authoritative guidance adopted effective January 1, 2012, regarding which costs relating the acquisition of new or renewal insurance contracts qualify for deferral. In each reporting period, capitalized DAC is amortized to “Amortization of deferred policy acquisition costs,” net of the accrual of imputed interest on DAC balances. DAC is subject to recoverability testing at the end of each reporting period to ensure that the capitalized amounts do not exceed the present value of anticipated gross profits or premiums less benefits and maintenance expenses, as applicable. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in “Accumulated other comprehensive income (loss).”

Policy acquisition costs for interest sensitive and variable life products and fixed and variable deferred annuity products are deferred and amortized over the expected life of the contracts (approximately 25 – 99 years) in proportion to gross profits arising principally from investment results, mortality and expense margins, and surrender charges, based on historical and anticipated future experience, which is updated periodically. The Company uses a reversion to the mean approach to derive the blended future rate of return assumptions.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

However, if the projected future rate of return calculated using this approach is greater than the maximum future rate of return assumption, the maximum future rate of return is utilized in deriving the blended future rate of return assumption. In addition to the gross profit components previously mentioned, the impact of the embedded derivatives associated with certain optional living benefit features of the Company’s variable annuity contracts and related hedging activities are also included in actual gross profits used as the basis for calculating current period amortization and, in certain instances, in management’s estimate of total gross profits used for setting the amortization rate, regardless of which affiliated legal entity this activity occurs. In calculating gross profits, profits and losses related to contracts issued by the Company that are reported in affiliated legal entities other than the Company as a result of, for example, reinsurance agreements with those affiliated entities are also included. The Company is an indirect subsidiary of Prudential Financial (an SEC registrant) and has extensive transactions and relationships with other subsidiaries of Prudential Financial, including reinsurance agreements as described in Note 13. Incorporating all product-related profits and losses in gross profits, including those that are reported in affiliated legal entities, produces a DAC amortization pattern representative of the total economics of the products. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in “Amortization of deferred policy acquisition costs” in the period such estimated gross profits are revised. DAC related to non-participating traditional individual life insurance is amortized in proportion to gross premiums.

For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a non-integrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies.

Reinsurance recoverables
Reinsurance recoverables include corresponding payables and receivables associated with reinsurance arrangements with affiliates. For additional information about these arrangements see Note 13 to the Financial Statements.

Separate Account Assets and Liabilities
Separate account assets are reported at fair value and represent segregated funds, which are invested for certain policyholders and other customers. The assets consist primarily of equity securities, fixed maturities, real estate related investments, real estate mortgage loans and short term investments and derivative instruments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities primarily represent the contractholder’s account balance in separate account assets and to a lesser extent borrowings of the separate account, and will be equal and offsetting to total separate account assets. See Note 7 to the Financial Statements for additional information regarding separate account arrangements with contractual guarantees. The investment income and realized investment gains or losses from separate accounts generally accrue to the policyholders and are not included in the Statements of Operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income.” Asset administration fees charged to the accounts are included in “Asset administration fees.”

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Deferred sales inducements
The Company provides sales inducements to contractholders, which primarily reflect an up-front bonus added to the contractholder’s initial deposit for certain annuity contracts. These costs are deferred and recognized in “Deferred sales inducements”. They are amortized using the same methodology and assumptions used to amortize DAC. Sales inducements balances are subject to recoverability testing at the end of each reporting period to ensure that the capitalized amounts do not exceed the present value of anticipated gross profits. The Company records amortization of deferred sales inducements in “Interest credited to policyholders’ account balances.”

Other Assets and Other Liabilities
Other assets consist primarily of premiums due, certain restricted assets, and receivables resulting from sales of securities that had not yet settled at the balance sheet date. Other liabilities consist primarily of accrued expenses, technical overdrafts, derivatives, and payables resulting from purchases of securities that had not yet been settled at the balance sheet date.

Future Policy Benefits
The Company’s liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality or morbidity, less the present value of future net premiums. For life insurance and annuity products, expected mortality and morbidity is generally based on the Company’s historical experience or standard industry tables including a provision for the risk of adverse deviation on our term life products. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and morbidity and interest rate assumptions are “locked-in” upon the issuance of new insurance or annuity products with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves, if required, are determined based on assumptions at the time the premium deficiency reserve is established and do not include a provision for the risk of adverse deviation. The Company’s liability for future policy benefits also includes net liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 7, and certain unearned revenues.

Policyholders’ Account Balances
The Company’s liability for policyholders’ account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited, less policyholders’ withdrawals and other charges assessed against the account balance. These policyholders’ account balances also include a provision for benefits under non-life contingent payout annuities and certain unearned revenues.

Contingent Liabilities
Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance Revenue and Expense Recognition
Premiums from individual life products, other than interest-sensitive life contracts, are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

expected future benefits and expenses) is deferred and recognized into revenue in a constant relationship to insurance in force. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net premium method.

Certain individual annuity contracts provide the holder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts and are discussed in further detail in Note 7. The Company also provides contracts with certain living benefits which are accounted for as embedded derivatives. These contracts are discussed in further detail in Note 7.

Amounts received as payment for interest-sensitive contracts, are reported as deposits to “Policyholders’ account balances.” Revenues from these contracts are reflected in “Policy charges and fee income” consisting primarily of fees assessed during the period against the policyholders’ account balances for mortality charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of policyholders’ deposits in the Company’s general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders’ account balances and amortization of DAC. Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance recoverables and the cost of reinsurance are recognized using assumptions consistent with those used to account for the underlying policies.

Asset Administration Fees
The Company receives asset administration fee income from policyholders’ account balances invested in The Prudential Series Funds or, “PSF,” which are a portfolio of mutual fund investments related to the Company’s separate account products. Also, the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust Funds (see Note 13). In addition, the Company receives fees from policyholders’ account balances invested in funds managed by companies other than affiliates of Prudential Insurance. Asset administration fees are recognized as income when earned.

Derivative Financial Instruments
Derivatives are financial instruments whose values are derived from interest rates, financial indices, or the values of securities. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options which are contracted in the over-the-counter market with an affiliate. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models. Values can be affected by changes in interest rates, financial indices, values of securities, credit spreads, market volatility, expected returns, non-performance risks and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk used in valuation models.

Derivatives are used to manage the characteristics of the Company’s asset/liability mix to manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate, credit, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Derivatives are recorded either as assets, within “Other long-term investments,” or as liabilities, within “Other liabilities,” except for embedded derivatives, which are recorded with the associated host contract. The Company nets the fair value of all derivative financial instruments with its affiliated counterparty for which a master netting arrangement has been executed. As discussed below and in Note 5, all realized and unrealized changes in fair value of derivatives, with the exception of the effective portion of cash flow hedges are recorded in current earnings. Cash flows from these derivatives are reported in the operating and investing activities sections in the Statements of Cash Flows based on the nature and purpose of the derivative.

The Company designates derivatives as either (1) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge), or (2) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in “Realized investment gains (losses), net.”

The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as cash flow hedges to specific assets and liabilities on the balance sheet or to forecasted transactions.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in “Accumulated other comprehensive income (loss)” until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the income statement line item associated with the hedged item.

If it is determined that a derivative no longer qualifies as an effective cash flow hedge, or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” In this scenario, the hedged asset or liability under a fair value hedge will no longer be adjusted for changes in fair value and the existing basis adjustment is amortized to the income statement line associated with the asset or liability. The component of “Accumulated other comprehensive income (loss)” related to discontinued cash flow hedges is reclassified to the income statement line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

When hedge accounting is discontinued because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” Gains and losses that were in “Accumulated other comprehensive income (loss)” pursuant to the hedge of a forecasted transaction are recognized immediately in “Realized investment gains (losses), net.”

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

The Company is a party to financial instruments that contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded instrument possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded instrument qualifies as an embedded derivative that is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.” For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to classify the entire instrument as a trading account asset and report it within “Trading account assets, at fair value.”

The Company sells variable annuity contracts that include optional living benefit features that may be treated from an accounting perspective as embedded derivatives. The Company has reinsurance agreements to transfer the risk related to certain of these embedded derivatives to an affiliate, Pruco Reinsurance Ltd. (“Pruco Re”). The embedded derivatives related to the living benefit features and the related reinsurance agreements are carried at fair value and included in “Future policy benefits and other policyholder liabilities” and “Reinsurance recoverables,” respectively. Changes in the fair value are determined using valuation models as described in Note 10, and are recorded in “Realized investment gains (losses), net.”

Income Taxes
The Company is a member of the consolidated federal income tax return of Prudential Financial and primarily files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.
Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

The Company’s liability for income taxes includes the liability for unrecognized tax benefits and interest and penalties which relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (“tax attributes”), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense. See Note 9 for additional information regarding income taxes.

Adoption of New Accounting Pronouncements
In April 2011, the Financial Accounting Standards Board (“FASB”) issued updated guidance clarifying which restructurings constitute troubled debt restructurings. It is intended to assist creditors in their evaluation of whether conditions exist that constitute a troubled debt restructuring. This new guidance is effective for the first

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

interim or annual reporting period beginning on or after June 15, 2011 and should be applied retrospectively to the beginning of the annual reporting period of adoption. The Company’s adoption of this guidance in the third quarter of 2011 did not have a material effect on the Company’s consolidated financial position, results of operations, or financial statement disclosures.

In July 2010, the FASB issued updated guidance that requires enhanced disclosures related to the allowance for credit losses and the credit quality of a company’s financing receivable portfolio. The disclosures as of the end of a reporting period are effective for interim and annual reporting periods ending on or after December 15, 2010. The Company adopted this guidance effective December 31, 2010. The disclosures about activity that occurs during a reporting period are effective for interim and annual reporting periods beginning after December 15, 2010. The required disclosures are included above and in Note 3. In January 2011, the FASB deferred the disclosures required by this guidance related to troubled debt restructurings. These disclosures are effective for the first interim or annual reporting period beginning on or after June 15, 2011, concurrent with the effective date of guidance for determining what constitutes a troubled debt restructuring. The disclosures required by this guidance related to troubled debt restructurings were adopted in the third quarter of 2011 and are included above and in Note 3.

In April 2010, the FASB issued authoritative guidance clarifying that an insurance entity should not consider any separate account interests in an investment held for the benefit of policyholders to be the insurer’s interests, and should not combine those interests with its general account interest in the same investment when assessing the investment for consolidation, unless the separate account interests are held for a related party policyholder, whereby consolidation of such interests must be considered under applicable variable interest guidance. This guidance is effective for interim and annual reporting periods beginning after December 15, 2010 and retrospectively to all prior periods upon the date of adoption, with early adoption permitted. The Company’s adoption of this guidance effective January 1, 2011 did not have a material effect on the Company’s financial position, results of operations, and financial statement disclosures.

In January 2010, the FASB issued updated guidance that requires new fair value disclosures about significant transfers between Level 1 and 2 measurement categories and separate presentation of purchases, sales, issuances, and settlements within the roll forward of Level 3 activity. Also, this updated fair value guidance clarifies the disclosure requirements about level of disaggregation and valuation techniques and inputs. This new guidance is effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of Level 3 activity, which are effective for interim and annual reporting periods beginning after December 15, 2010. The Company adopted the guidance effective for interim and annual reporting periods beginning after December 15, 2009 on January 1, 2010. The Company adopted the guidance effective for interim and annual reporting periods beginning after December 15, 2010 on January 1, 2011. The required disclosures are provided in Note 4 and Note 5.

Future Adoption of New Accounting Pronouncements
In December 2011, the FASB issued updated guidance regarding the disclosure of offsetting assets and liabilities. This new guidance requires an entity to disclose information on both a gross basis and net basis about instruments and transactions eligible for offset in the statement of financial position and instruments and transactions subject to an agreement similar to a master netting arrangement. This new guidance is effective for annual reporting periods beginning on or after January 1, 2013, and interim reporting periods within those years, and should be applied retrospectively for all comparative periods presented. The Company is currently assessing the impact of the guidance on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In June 2011, the FASB issued updated guidance regarding the presentation of comprehensive income. The updated guidance eliminates the option to present components of other comprehensive income as part of the

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

statement of changes in stockholders’ equity. Under the updated guidance, an entity has the option to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The updated guidance does not change the items that are reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income. In October 2011, the FASB proposed a deferral of the requirement to separately present reclassifications from the components of other comprehensive income to the components of net income on the face of the financial statements. If the deferral is effective, companies would still be required to adopt the other requirements of the updated guidance. This updated guidance is effective for the first interim or annual reporting period beginning after December 15, 2011 and should be applied retrospectively. The Company expects this guidance to impact its financial statement presentation but not to impact the Company’s financial position or results of operations.

In May 2011, the FASB issued updated guidance regarding the fair value measurements and disclosure requirements. The updated guidance clarifies existing guidance related to the application of fair value measurement methods and requires expanded disclosures. This new guidance is effective for the first interim or annual reporting period beginning after December 15, 2011 and should be applied prospectively. The Company expects this guidance to have an impact on its financial statement disclosures but limited, if any, impact on the Company’s financial position or results of operations.

In April 2011, the FASB issued updated guidance regarding the assessment of effective control for repurchase agreements. This new guidance is effective for the first interim or annual reporting period beginning on or after December 15, 2011 and should be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. The Company’s adoption of this guidance effective January 1, 2012 is not expected to have a material effect on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In October 2010, the FASB issued authoritative guidance to address diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. Under the amended guidance acquisition costs are to include only those costs that are directly related to the acquisition or renewal of insurance contracts by applying a model similar to the accounting for loan origination costs. An entity may defer incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation, including payroll fringe benefits, and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts. This amended guidance is effective for fiscal years, and interim periods within those years, beginning after December 15, 2011 and permits, but does not require, retrospective application. The Company will adopt this guidance effective January 1, 2012, and expects to apply the retrospective method of adoption. Accordingly, upon adoption, “Deferred policy acquisition costs” will be reduced with a corresponding reduction, net of taxes, to “Retained earnings” (and “Total equity”), as a result of acquisition costs previously deferred that are not eligible for deferral under the amended guidance. The Company estimates if the amended guidance were adopted as of December 31, 2011, retrospective adoption would reduce “Deferred policy acquisition costs” by approximately $80 million to $100 million, and reduce “Total equity” by approximately $55 million to $65 million. Subsequent to the adoption of the guidance, the lower level of costs qualifying for deferral may be only partially offset by a lower level of amortization of “Deferred policy acquisition costs,” and, as such, may initially result in lower earnings in future periods primarily reflecting lower deferrals of wholesaler costs

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

associated with annual sales. While the adoption of this amended guidance changes the timing of when certain costs are reflected in the Company’s results of operations, it has no effect on the total acquisition costs to be recognized over time and will have no impact on the Company’s cash flows.

3. INVESTMENTS

Fixed Maturities and Equity Securities
The following tables provide information relating to fixed maturities and equity securities (excluding investments classified as trading) as of the dates indicated:

	December 31, 2011
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-than- temporary impairments in AOCI (4)
	(in thousands)
Fixed maturities, available-for-sale

U.S. Treasury securities and obligations of U.S. government authorities and agencies	$29,889	$6,049	$-	$35,939	$-

Obligations of U.S. states and their political subdivisions	-	-	-	-	-

Foreign government bonds	20,868	2,163	-	23,030	-

Public utilities	119,583	10,810	225	130,169	-

All other corporate securities	713,531	55,770	622	768,678	(45)

Asset-backed securities (1)	72,050	1,647	2,065	71,632	(3,513)

Commercial mortgage-backed securities	89,238	6,770	2	96,006	-

Residential mortgage-backed securities (2)	87,749	6,859	158	94,450	(391)

Total fixed maturities, available-for-sale	$1,132,908	$90,068	$3,072	$1,219,904	$(3,949)

Equity securities, available-for-sale
Common Stocks:
Industrial, miscellaneous & other	405	0	70	335
Non-redeemable preferred stocks	1,116	1	32	1,085

Total equity securities, available-for-sale (3)	$1,521	$1	$102	$1,420

(1)	Includes credit tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.
(2)	Includes publicly traded agency pass-through securities and collateralized mortgage obligations.
(3)	During 2011, perpetual preferred stocks of $1.5 million were reclassified to “Trading Account Assets.” Prior periods were not restated.
(4)
Represents the amount of other-than-temporary impairment losses in “Accumulated other comprehensive income (loss),” or “AOCI” which were not included in earnings. Amount excludes $3 million of net unrealized gains (losses) on impaired securities relating to changes in the fair value of such securities subsequent to the impairment measurement date.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

3. INVESTMENTS (continued)

	December 31, 2010
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-than- temporary impairments in AOCI (3)
	(in thousands)
Fixed maturities, available-for-sale

U.S. Treasury securities and obligations of U.S. government authorities and agencies	$34,292	$2,199	$41	$36,450	$-

Obligations of U.S. states and their political subdivisions	-	-	-	-	-

Foreign government bonds	21,034	1,644	-	22,678	-

Corporate securities	707,754	47,472	2,945	752,281	(26)

Asset-backed securities (1)	57,808	1,671	5,446	54,033	(8,856)

Commercial mortgage-backed securities	97,467	5,721	87	103,101	-

Residential mortgage-backed securities (2)	89,300	6,746	48	95,998	(454)

Total fixed maturities, available-for-sale	$1,007,655	$65,453	$8,567	$1,064,541	$(9,336)

Equity securities, available-for-sale

Common Stocks:

Industrial, miscellaneous & other	226	178	29	375

Non-redeemable preferred stocks	380	-	217	163

Perpetual preferred stocks	1,695	-	159	1,536

Total equity securities available-for-sale	$2,301	$178	$405	$2,074

(1)	Includes credit tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.
(2)	Includes publicly traded agency pass-through securities and collateralized mortgage obligations.
(3)
Represents the amount of other-than-temporary impairment losses in “Accumulated other comprehensive income (loss),” or “AOCI” which, were not included in earnings. Amount excludes $5 million of net unrealized gains (losses) on impaired securities relating to changes in the fair value of such securities subsequent to the impairment measurement date.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

3. INVESTMENTS (continued)

The amortized cost and fair value of fixed maturities by contractual maturities at December 31, 2011, are as follows:

	Available-for-Sale
	Amortized Cost	Fair Value
	(in thousands)
Due in one year or less	$48,539	$49,149
Due after one year through five years	324,229	350,238
Due after five years through ten years	354,984	385,295
Due after ten years	156,119	173,134
Asset-backed securities	72,050	71,632
Commercial mortgage-backed securities	89,238	96,006
Residential mortgage-backed securities	87,749	94,450

Total	$1,132,908	$1,219,904

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed, and residential mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

The following table depicts the sources of fixed maturity proceeds, equity security proceeds, and related investment gains (losses), as well as losses on impairments of both fixed maturities and equity securities:

	2011	2010	2009
	(in thousands)
Fixed maturities, available-for-sale

Proceeds from sales	$36,118	$35,017	$59,587
Proceeds from maturities/repayments	135,127	157,785	194,623
Gross investment gains from sales, prepayments, and maturities	2,614	4,160	1,540
Gross investment losses from sales and maturities	(88)	(83)	(3,027)

Equity securities, available-for-sale

Proceeds from sales	$2	$-	$-
Proceeds from maturities/repayments	473	2,000	-
Gross investment gains from sales	368	139	-
Gross investment losses from sales	-	-	-

Fixed maturity and equity security impairments

Net writedowns for other-than-temporary impairment losses on fixed maturities recognized in earnings (1)	$(268)	$(2,554)	$(6,070)
Writedowns for other-than-temporary impairment losses on equity securities	$(326)	$-	$(139)

(1)
Excludes the portion of other-than-temporary impairments recorded in “Other comprehensive income (loss),” representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of impairment.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

3. INVESTMENTS (continued)

As discussed in Note 2, a portion of certain other-than-temporary impairment (“OTTI”) losses on fixed maturity securities are recognized in “Other comprehensive income (loss)” (“OCI”). The net amount recognized in earnings (“credit loss impairments”) represents the difference between the amortized cost of the security and the net present value of its projected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment. Any remaining difference between the fair value and amortized cost is recognized in OCI. The following tables set forth the amount of pre-tax credit loss impairments on fixed maturity securities held by the Company as of the dates indicated, for which a portion of the OTTI loss was recognized in OCI, and the corresponding changes in such amounts.

	Year Ended December 31, 2011	Year Ended December 31, 2010
	(in thousands)	(in thousands)
Credit losses recognized in earnings on fixed maturity securities held by the Company for which a portion of the OTTI loss was recognized in OCI
Balance, beginning of period	$6,763	$7,431
Credit loss impairments previously recognized on securities which matured, paid down, prepaid or were sold during the period	(3,643)	(1,059)
Credit loss impairments previously recognized on securities impaired to fair value during the period (1)	-	(992)
Credit loss impairment recognized in the current period on securities not previously impaired	-	-
Additional credit loss impairments recognized in the current period on securities previously impaired	268	1,965
Increases due to the passage of time on previously recorded credit losses	323	530
Accretion of credit loss impairments previously recognized due to an increase in cash flows expected to be collected	(273)	(1,112)

Balance, end of period	$3,438	$6,763

(1)
Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security’s amortized cost.

Trading Account Assets
The following table provides information relating to trading account assets, at fair value as of the dates indicated:

	December 31, 2011		December 31, 2010
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(in thousands)
Equity securities (1)	$1,695	$1,569	$-	$-

Total trading account assets	$1,695	$1,569	$-	$-

(1)	During 2011, perpetual preferred stocks of $1.5 million were reclassified from “Equity Securities, available-for-sale”. Prior periods were not restated.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

3. INVESTMENTS (continued)

The net change in unrealized gains (losses) from trading account assets still held at period end, recorded within “Other income” was ($0.1) million, $0.0 and $0.0 during the years ended December 31, 2011, 2010 and 2009, respectively.

Commercial Mortgage and Other Loans
The Company’s commercial mortgage and other loans are comprised as follows as of the dates indicated:

	2011		2010
	Amount (in thousands)	% of Total	Amount (in thousands)	% of Total
Commercial mortgage and other loans by property type:
Industrial buildings	$42,883	18.5%	$35,745	19.4%
Retail	55,215	23.8	36,046	19.6
Apartments/Multi-Family	37,689	16.3	25,340	13.8
Office buildings	26,100	11.3	30,468	16.6
Hospitality	14,475	6.2	10,273	5.6
Other	37,150	16.0	33,834	18.4

Total commercial mortgage loans	213,512	92.2	171,706	93.4
Agricultural property loans	18,098	7.8	12,140	6.6

Total commercial mortgage and agricultural loans by property type	231,610	100.0%	183,846	100.0%

Valuation allowance	(1,410)		(1,409)

Total net commercial and agricultural mortgage loans by property type	$230,200		$182,437

The commercial mortgage and agricultural loans are geographically dispersed throughout the United States with the largest concentrations in Florida (10%), Texas (9%), and New Jersey (9%) at December 31, 2011.

Activity in the allowance for losses for all commercial mortgage and other loans, for the years ended December 31, 2011, 2010 and 2009, is as follows:

	2011 (2)	2010 (2)	2009 (2)
	(in thousands)
Allowance for losses, beginning of year	$1,409	$2,379	$1,444
Addition to / (release of) allowance of losses	1	(970)	935

Allowance for losses, end of year (1)	$1,410	$1,409	$2,379

(1)	Agricultural loans represent $0.02 million, $0.02 million and $0.0 million of the ending allowance at December 31, 2011, 2010 and 2009, respectively.
(2)
Valuation allowances for 2011 and 2010 are presented in a format consistent with new disclosure requirements under the updated guidance issued by FASB in 2011. Valuation allowances for 2009 are provided consistent with the prior presentation.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

3. INVESTMENTS (continued)

The following tables set forth the allowance for credit losses and the recorded investment in commercial mortgage and agricultural loans for the years ended December 31, 2011 and 2010:

	December 31, 2011	December 31, 2010
	Total Loans
	(in thousands)
Allowance for Credit Losses:
Ending balance: individually evaluated for impairment (1)	$-	$424
Ending balance: collectively evaluated for impairment (2)	1,410	985

Total ending balance	$1,410	$1,409

Recorded Investment: (3)
Ending balance: individually evaluated for impairment (1)	$-	$3,847
Ending balance: collectively evaluated for impairment (2)	231,612	179,999

Total ending balance, gross of reserves	$231,612	$183,846

(1)	There were no agricultural loans individually evaluated for impairments at December 31, 2011 and December 31, 2010.
(2)
Agricultural loans collectively evaluated for impairment had a recorded investment of $18 million and $12 million and related allowance of $0.0 million at December 31, 2011 and December 31, 2010, respectively.

(3)	Recorded investment reflects the balance sheet carrying value gross of related allowance.

Impaired loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected.

As of December 31, 2011, there were no impaired commercial mortgage loans identified in management’s specific review. As of December 31, 2011 impaired commercial mortgage loans identified in management’s specific review of probable loan losses consisted of Hospitality commercial mortgage loans with a recorded investment of $3.8 million, an unpaid principal balance of $3.8 million and the related allowance for losses was $0.4 million. Recorded investment reflects the balance sheet carrying value gross of related allowance.
Impaired commercial mortgage and other loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans’ expected future cash flows equals or exceeds the recorded investment. As of December 31, 2011 and December 31, 2010, the Company held no such loans. See Note 2 for information regarding the Company’s accounting policies for non-performing loans.

As described in Note 2, loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage and other loans. As of December 31, 2011 and 2010, 94% of the $232 million recorded investment and 90% of the $184 million recorded investment, respectively, had a loan-to-value ratio of less than 80%. As of December 31, 2011 and 2010, 99% and 98% of the recorded investment, respectively, had a debt service coverage ratio of 1.0X or greater. As of December 31, 2011, approximately $2 million or 1% of the recorded investment had a loan-to-value ratio greater than 100% or debt service coverage ratio less than 1.0X, reflecting loans where the mortgage amount exceeds the collateral value or where current debt payments are greater than income from property operations; none of which related to agricultural loans. As of December 31, 2010, approximately $8 million or 4% of the recorded investment had a loan-to-value ratio greater than 100% or debt service coverage ratio less than 1.0X; none of which related to agricultural loans.

As of December 31, 2011 and 2010, all commercial mortgage and other loans were in current status. The Company defines current in its aging of past due commercial mortgage and agricultural loans as less than 30 days past due.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

3. INVESTMENTS (continued)

Commercial mortgage and other loans on nonaccrual status as of December 31, 2011 and 2010, $3.2 million and $3.8 million, respectively, primarily related to Hospitality. See Note 2 for further discussion regarding nonaccrual status loans.

For the year ended December 31 2011, there were no commercial mortgage and other loans sold or acquired.

Other Long term Investments
“Other long-term investments” are comprised as follows at December 31:

	2011	2010
	(in thousands)
Company’s investment in Separate accounts	$1,662	$1,893
Joint ventures and limited partnerships	20,725	15,020
Derivatives (1)	6,688	-

Total other long-term investments	$29,075	$16,913

(1)	A derivative balance of $(0.9) million at December 31, 2010 was reclassed to Other Liabilities.

Net Investment Income
Net investment income for the years ended December 31, was from the following sources:

	2011	2010	2009
	(in thousands)
Fixed maturities, available-for-sale	$57,285	$57,502	$53,615
Equity securities, available-for-sale	12	148	218
Trading account assets	11	-	-
Commercial mortgage and other loans	12,187	11,264	9,822
Policy loans	9,503	9,363	9,177
Short-term investments and cash equivalents	85	129	434
Other long-term investments	1,718	1,691	(666)

Gross investment income	80,801	80,097	72,600
Less: investment expenses	(3,245)	(3,053)	(2,656)

Net investment income	$77,556	$77,044	$69,944

Carrying value for non-income producing assets included in fixed maturities totaled $0 million as of December 31, 2011. Non-income producing assets represent investments that have not produced income for the twelve months preceding December 31, 2011.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

3. INVESTMENTS (continued)

Realized Investment Gains (Losses), Net
Realized investment gains (losses), net, for the years ended December 31, were from the following sources:

	2011	2010	2009
	(in thousands)
Fixed maturities	$2,257	$1,523	$(7,557)
Equity securities	42	139	(138)
Commercial mortgage and other loans	(1)	970	(935)
Short-term investments and cash equivalents	-	5	-
Joint ventures and limited partnerships	(44)	-	(124)
Derivatives	(112,310)	54,378	22,268

Realized investment gains (losses), net	$(110,056)	$57,015	$13,514

Net Unrealized Investment Gains (Losses)
Net unrealized investment gains and losses on securities classified as “available for sale” and certain other long-term investments and other assets are included in the Statements of Financial Position as a component of “Accumulated other comprehensive income (loss),” or “AOCI.” Changes in these amounts include reclassification adjustments to exclude from “Other comprehensive income (loss)” those items that are included as part of “Net income” for a period that had been part of “Other comprehensive income (loss)” in earlier periods. The amounts for the periods indicated below, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other net unrealized investment gains and losses, are as follows:

Net Unrealized Investment Gains and Losses on Fixed Maturity Securities on which an OTTI loss has been recognized

	Net Unrealized Gains (Losses) on Investments	Deferred Policy Acquisition Costs and Other Costs	Policy Holder Account Balances	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in thousands)
Balance, December 31, 2008	$-	$-	$-	$-	$-
Cumulative impact of the adoption of new authoritative guidance on January 1, 2009	(4,049)	290	-	1,316	(2,443)
Net investment gains (losses) on investments arising during the period	4,471	-	-	(1,565)	2,906
Reclassification adjustment for OTTI losses included in net income	5,080	-	-	(1,778)	3,302
Reclassification adjustment for OTTI gains excluded from net income(1)	(11,483)	-	-	4,019	(7,464)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	-	3,363	-	(1,177)	2,186
Impact of net unrealized investment (gains) losses on Policyholders’ account balance	-	-	(1,383)	484	(899)

Balance, December 31, 2009	$(5,981)	$3,653	$(1,383)	$1,299	$(2,412)

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

3. INVESTMENTS (continued)

	Net Unrealized Gains (Losses) on Investments	Deferred Policy Acquisition Costs and Other Costs	Policy Holder Account Balances	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in thousands)
Net investment gains (losses) on investments arising during the period	(821)	-	-	287	(534)
Reclassification adjustment for OTTI losses included in net income	2,504	-	-	(877)	1,627
Reclassification adjustment for OTTI gains excluded from net income(1)	(11)	-	-	4	(7)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	-	(1,382)	-	484	(898)
Impact of net unrealized investment (gains) losses on policyholders’ account balances	-	-	597	(209)	388

Balance, December 31, 2010	$(4,309)	$2,271	$(786)	$988	$(1,836)

Net investment gains (losses) on investments arising during the period	843	-	-	(295)	548
Reclassification adjustment for OTTI losses included in net income	2,049	-	-	(717)	1,332
Reclassification adjustment for OTTI gains excluded from net income(1)	-	-	-	-	-
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	-	(1,456)	-	509	(947)
Impact of net unrealized investment (gains) losses on policyholders’ account balances	-	-	644	(225)	419

Balance, December 31, 2011	$(1,417)	$815	$(142)	$260	$(484)

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

3. INVESTMENTS (continued)

All Other Net Unrealized Investment Gains and Losses in AOCI

	Net Unrealized Gains/(Losses) on Investments(1)	Deferred Policy Acquisition Costs and Other Costs	Policy Holder Account Balances	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in thousands)
Balance, December 31, 2008	$(70,920)	$41,193	$(17,457)	$16,514	$(30,670)
Cumulative impact of the adoption of new authoritative guidance on January 1, 2009	(2,016)	33	-	694	(1,289)
Net investment gains (losses) on investments arising during the period	91,116	-	-	(31,891)	59,225
Reclassification adjustment for (gains) losses included in net income	2,616	-	-	(916)	1,700
Reclassification adjustment for OTTI losses excluded from net income(2)	11,483	-	-	(4,019)	7,464
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	-	(60,878)	-	21,307	(39,571)
Impact of net unrealized investment (gains) losses on policyholders’ account balances	-	-	23,727	(8,304)	15,423

Balance, December 31, 2009	$32,279	$(19,652)	$6,270	$(6,615)	$12,282
Net investment gains (losses) on investments arising during the period	24,868	-	-	(8,703)	16,165
Reclassification adjustment for (gains) losses included in net income	4,166	-	-	(1,458)	2,708
Reclassification adjustment for OTTI losses excluded from net income(2)	11	-	-	(4)	7
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	-	(11,002)	-	3,851	(7,151)
Impact of net unrealized investment (gains) losses on policyholders’ account balances	-	-	4,716	(1,651)	3,065

Balance, December 31, 2010	$61,324	$(30,654)	$10,986	$(14,580)	$27,076
Net investment gains (losses) on investments arising during the period	23,930	-	-	(8,376)	15,554
Reclassification adjustment for (gains) losses included in net income	4,348	-	-	(1,522)	2,826
Reclassification adjustment for OTTI losses excluded
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	-	(9,800)	-	3,430	(6,370)
Impact of net unrealized investment (gains) losses on
policyholders’ account balances	-	-	4,421	(1,547)	2,873

Balance, December 31, 2011 $	89,602	$(40,454)	$15,407	$(22,595)	$41,959

(1) Include cash flow hedges. See Note 5 for information on cash flow hedges.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

3. INVESTMENTS (continued)

The table below presents net unrealized gains (losses) on investments by asset class at December 31:

	December 31, 2011	December 31, 2010	December 31, 2009
	(in thousands)
Fixed maturity securities on which an OTTI loss has been recognized	$(1,417)	$(4,309)	$(5,981)
Fixed maturity securities, available for sale - all other	88,414	61,195	31,975
Equity securities, available for sale	(100)	(227)	(177)
Derivatives designated as cash flow hedges (1)	(630)	(1,100)	(675)
Other investments	1,918	1,456	1,156

Net unrealized gains (losses) on investments	$88,185	$57,015	$26,298

(1)	See Note 5 for more information on cash flow hedges.

Duration of Gross Unrealized Loss Positions for Fixed Maturities
The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position, at December 31:

	December 31, 2011
	Less than twelve months		Twelve months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$-	$-	$-	$-	$-	$-
Corporate securities	31,041	670	998	177	32,039	847
Commercial mortgage-backed securities	-	-	1,051	2	1,051	2
Asset-backed securities	33,246	285	7,384	1,780	40,630	2,065
Residential mortgage-backed securities	4,367	158	-	-	4,367	158

Total	$68,654	$1,113	$9,433	$1,959	$78,087	$3,072

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

3. INVESTMENTS (continued)

	December 31, 2010
	Less than twelve months		Twelve months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$2,078	$41	$-	$-	$2,078	$41
Corporate securities	73,679	2,524	6,545	421	80,224	2,945
Asset-backed securities	10,608	169	16,442	5,277	27,050	5,446
Commercial mortgage-backed securities	7,148	87	-	-	7,148	87
Residential mortgage-backed securities	3,219	48	-	-	3,219	48

Total	$96,732	$2,869	$22,987	$5,698	$119,719	$8,567

The gross unrealized losses at December 31, 2011 and December 31, 2010 are composed of $1 million and $6 million, respectively, related to high or highest quality securities based on NAIC or equivalent rating and $2 million and $3 million, respectively, related to other than high or highest quality securities based on NAIC or equivalent rating. At December 31, 2011, $1.6 million of the gross unrealized losses represented declines in value of greater than 20%, $0.1 million of which had been in that position for less than six months, as compared to $5 million at December 31, 2010 that represented declines in value of greater than 20%, none of which had been in that position for less than six months. At December 31, 2011 and December 31, 2010, the $2 million and $6 million, respectively, of gross unrealized losses of twelve months or more were concentrated in asset backed securities. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for other-than-temporary impairments for these securities was not warranted at December 31, 2011 and December 31, 2010. These conclusions are based on a detailed analysis of the underlying credit and cash flows on each security. The gross unrealized losses are primarily attributable to credit spread widening and increased liquidity discounts. At December 31, 2011, the Company does not intend to sell the securities and it is not more likely than not that the Company will be required to sell the securities before the anticipated recovery of its remaining amortized cost basis.

Duration of Gross Unrealized Loss Positions for Equity Securities
The following table shows the fair value and gross unrealized losses aggregated by length of time that individual equity securities have been in a continuous unrealized loss position, at December 31:

	December 31, 2011
	Less than twelve months		Twelve months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Equity securities, available for sale	$316	$102	$-	$-	$316	$102

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

3. INVESTMENTS (continued)

	December 31, 2010
	Less than twelve months		Twelve months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Equity securities, available for sale	$255	$245	$1,536	$160	$1,791	$405

At December 31, 2011, $99 thousand of the gross unrealized losses represented declines of greater than 20%, all of which have been in that position for less than nine months. At December 31, 2010, $245 thousand of the gross unrealized losses represented declines of greater than 20%, all of which have been in that position for less than six months. Included in the December 31, 2010 table above are perpetual preferred securities. Perpetual preferred securities have characteristics of both debt and equity securities. Since an impairment model similar to fixed maturity securities is applied to these securities, an other-than-temporary impairment has not been recognized on certain perpetual preferred securities that have been in a continuous unrealized loss position for twelve months or more as of December 31, 2011 and December 31, 2010. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other-than-temporary impairments for these equity securities was not warranted at December 31, 2011 and December 31, 2010.

Securities Pledged and Special Deposits
The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase and futures contracts. At December 31, the carrying value of investments pledged to third parties as reported in the Statements of Financial Position included the following:

	2011	2010
	(in thousands)
Fixed maturity securities, available for sale - all other	S19,670	S3,314

Total securities pledged	$19,670	$3,314

As of December 31, 2011, the carrying amount of the associated liabilities supported by the pledged collateral was $20.2 million. Of this amount, $3.2 million was “Securities sold under agreements to repurchase” and $17.0 million was “Cash collateral for loaned securities. As of December 31, 2010, the carrying amount of the associated liabilities supported by the pledged collateral was $3.4 million. Of this amount, $3.0 million was “Securities sold under agreements to repurchase” and $0.4 million was “Cash collateral for loaned securities.”

Fixed maturities of $0.5 million at December 31, 2010 were on deposit with governmental authorities or trustees as required by certain insurance laws.

4. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs for the year ended December 31, are as follows:

	2011	2010	2009
	(in thousands)
Balance, beginning of year	$365,970	$305,617	$$326,806
Capitalization of commissions, sales and issue expenses	104,348	85,510	57,391
Amortization- Impact of assumption and experience unlocking and true-ups	208	18,011	15,454
Amortization- All other	(105,309)	(30,832)	(38,296)
Change in unrealized investment gains/(losses)	(11,050)	(12,336)	(55,738)

Balance, end of year	$354,167	$365,970	$305,617

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

4. DEFERRED POLICY ACQUISITION COSTS (continued)

Deferred acquisition costs include reductions in capitalization and amortization related to reinsurance expense allowances resulting from the coinsurance treaties with Prudential Arizona Reinsurance Captive Company, or “PARCC,” and Prudential Arizona Reinsurance Term Company, or “PAR TERM” as discussed in Note 13.

Ceded capitalization was $19 million, $29 million and $15 million in 2011, 2010 and 2009, respectively. Ceded amortization relating to this treaty included amounted to $7 million, $9 million and $8 million in 2011, 2010 and 2009, respectively.

5. POLICYHOLDERS’ LIABILITIES

Future Policy Benefits

Future policy benefits at December 31 are as follows:

	2011	2010
	(in thousands)
Life insurance	$602,884	$$534,286
Individual annuities	6,744	6,149
Policy claims and other liabilities	82,339	(37,081)

Total future policy benefits	$691,967	$503,354

Life insurance liabilities include reserves for death benefits and other policy benefits. Individual annuity liabilities include reserves for annuities that are in payout status.

Future policy benefits for life insurance are generally equal to the aggregate of (1) the present value of future benefit payments and related expenses, less the present value of future net premiums, and (2) any premium deficiency reserves. Assumptions as to mortality and persistency are based on the Company’s experience, and in certain instances, industry experience, when the basis of the reserve is established. Interest rates range from 2.50% to 7.50%.

Future policy benefits for individual and group annuities and supplementary contracts are generally equal to the aggregate of (1) the present value of expected future payments, and (2) any premium deficiency reserves. Assumptions as to mortality are based on the Company’s experience, and in certain instances, industry experience, when the basis of the reserve is established. The interest rates used in the determination of the present value range from 1.65% to 7.25%, with 0% of the reserves based on an interest rate in excess of 8%.

Future policy benefits for other contract liabilities are generally equal to the present value of expected future payments based on the Company’s experience. Other contract liabilities also includes liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts which are discussed more fully in Note 7. The interest rates used in the determination of the present values range from 1.39% to 5.88%.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

5. POLICYHOLDERS’ LIABILITIES (continued)

Policyholders’ Account Balances

Policyholders’ account balances at December 31 are as follows:

	2011	2010
	(in thousands)
Interest-sensitive life contracts	$794,345	$$723,533
Individual annuities	207,149	210,671
Guaranteed interest accounts	38,125	38,713
Other	93,278	80,890

Total policyholders’ account balances	$1,132,897	$1,053,807

Policyholders’ account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. Interest crediting rates for interest-sensitive contracts range from 3.00% to 4.60%. Interest crediting rates for individual annuities range from 1.00% to 4.93%. Interest crediting rates for guaranteed interest accounts range from 1.25% to 5.25%. Interest crediting rates range from 1.00% to 3.50% for other.

6. REINSURANCE

The Company participates in reinsurance with its affiliates Prudential Insurance, PARCC, Pruco Re, PAR TERM, through various plans of reinsurance, primarily on a yearly renewable term and coinsurance basis. This reinsurance provides risk diversification, additional capacity for future growth and limits the maximum net loss potential. For coinsurance agreements, all significant risks are ceded to the reinsurer, including mortality, investment, and lapse risk. For yearly renewable term agreements, mortality risk is the primary risk ceded to the reinsurer. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. We believe a material reinsurance liability resulting from such inability of reinsurers to meet their obligations is unlikely.

The Company has entered into various reinsurance agreements with an affiliate, Pruco Re, to reinsure its living benefit features sold on certain of its annuities as part of its risk management and capital management strategies. For additional details on these agreements, see Note 13.

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers, for long duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. The affiliated reinsurance agreements are described further in Note 13.

Effective April 1, 2008, the Company entered into an agreement to reinsure certain variable Corporate Owned Life Insurance “COLI” policies with Pruco Life.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

6. REINSURANCE (continued)

Reinsurance amounts included in the Statement of Operations and Comprehensive Income (Loss) for the years ended December 31 are below:

	2011	2010	2009
	(in thousands)
Direct premiums	$167,113	$164,009	$158,678
Reinsurance ceded	(151,808)	(149,276)	(141,647)

Premiums	$15,305	$14,733	$17,031

Direct policy charges and fees	$161,801	$119,981	$108,431
Reinsurance ceded	(48,357)	(66,535)	(39,197)

Policy charges and fees	$113,444	$53,446	$69,234

Policyholders’ benefits ceded	$100,442	$95,634	$81,364

Realized capital gains (losses) net, associated with derivatives	$(26,567)	$(407)	$(44,367)

Realized investment gains and losses include the reinsurance of certain of the Company’s embedded derivatives. Changes in the fair value of the embedded derivatives are recognized through “Realized investment gains (losses).” The Company has entered into reinsurance agreements to transfer the risk related to certain living benefit options to Pruco Re. The reinsurance agreements contain derivatives and have been accounted for in the same manner as an embedded derivative. See Note 11 for additional information related to the accounting for embedded derivatives.

Reinsurance premiums ceded for interest-sensitive products is accounted for as a reduction of policy charges and fee income. Reinsurance ceded for term insurance products is accounted for as a reduction of premiums.

Reinsurance recoverables included in the Company’s Statements of Financial Position at December 31, 2011 and 2010 were as follows:

	December 31, 2011	December 31, 2010
	(in thousands)
Domestic life insurance-affiliated	$467,687	$407,516
Domestic individual annuities-affiliated	53,696	11,110
Domestic life insurance-unaffiliated	1,379	1,233

	$522,762	$419,859

Substantially all reinsurance contracts are with affiliates as of December 31, 2011 and 2010. These contracts are described further in Note 13 of the Financial Statements.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

6. REINSURANCE (continued)

The gross and net amounts of life insurance face amount in force as of December 31, 2011 and 2010 were as follows:

	2011	2010	2009
	(in thousands)
Gross life insurance face amount in force	$97,879,303	$$96,896,483	$$95,400,464
Reinsurance ceded	(88,113,164)	(86,500,898)	(86,036,509)

Net life insurance face amount in force	$9,766,139	$10,395,585	$9,363,955

7. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract less any partial withdrawals (“return of net deposits”), (2) total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”), or (3) the highest contract value on a specified date minus any withdrawals (“contract value”). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods.

The Company also issues annuity contracts with market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity or if funds are allocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable.

In addition, the Company issues variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no lapse guarantee”). Variable life and variable universal life contracts are offered with general and separate account options similar to variable annuities.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits.” In 2011, 2010 and 2009 there were no gains or losses on transfers of assets from the general account to a separate account.

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, contract lapses and contractholder mortality.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

7. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, timing of annuitization, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility or contractholder behavior used in the original pricing of these products.

The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk are reflected within “Future policy benefits.” As of December 31, 2011 and 2010, the Company had the following guarantees associated with these contracts, by product and guarantee type:

	December 31, 2011			December 31, 2010
	In the Event of Death	At Annuitization / Accumulation (1)		In the Event of Death	At Annuitization / Accumulation (1)
Variable Annuity Contracts	(in thousands)			(in thousands)

Return of Net Deposits
Account value	$2,989,255	$	N/A	$1,973,903	$	N/A
Net amount at risk	$72,823	$	N/A	$8,252	$	N/A
Average attained age of contractholders	74		N/A	60		N/A

Minimum return or contract value
Account value	$1,290,856		$3,691,282	$1,036,830		$2,392,669
Net amount at risk	$91,715		$249,224	$36,926		$65,120
Average attained age of contractholders	72		59	64		59
Average period remaining until earliest expected annuitization	N/A	0.63 years		N/A	1.58 years
(1)	Includes income and withdrawal benefits as described herein

Market value adjusted annuities	Unadjusted Value	Adjusted Value	Unadjusted Value	Adjusted Value
Account value	$14,074	$14,428	$15,104	$15,827

	December 31, 2011	December 31, 2010
	In the Event of Death
Variable Life, Variable Universal Life and Universal Life Contracts	(in thousands)

No Lapse Guarantees
Separate account value	$576,747	$569,060
General account value	$217,849	$194,596
Net amount at risk	$6,137,072	$6,039,086
Average attained age of contractholders	50 years	49 years

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

7. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31, 2011	December 31, 2010
	(in thousands)
Equity funds	$1,913,597	$1,677,692
Bond funds	1,972,145	$968,140
Money market funds	197,699	165,075

Total	$4,083,441	$2,810,907

In addition to the above mentioned amounts invested in separate account investment options, $196.7 million and $199.8 million of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA feature were invested in general account investment options in 2011 and 2010, respectively.

Liabilities for Guaranteed Benefits
The table below summarizes the changes in general account liabilities for guarantees on variable contracts. The liabilities for guaranteed minimum death benefits (“GMDB”) and guaranteed minimum income benefits (“GMIB”) are included in “Future policy benefits” and the related changes in the liabilities are included in “Policyholders’ benefits.” Guaranteed minimum income and withdrawal benefits (“GMIWB”), guaranteed minimum withdrawal benefits (“GMWB”) and guaranteed minimum accumulation benefits (“GMAB”) features are considered to be bifurcated embedded derivatives and are recorded at fair value. Changes in the fair value of these derivatives, including changes in the Company’s own risk of non-performance, along with any fees attributed or payments made relating to the derivative, are recorded in “Realized investment gains (losses), net.” See Note 10 for additional information regarding the methodology used in determining the fair value of these embedded derivatives. The liabilities for GMAB, GMWB and GMIWB are included in “Future policy benefits.”

	GMDB		GMIB	GMWB - GMIWB - GMAB	Total
	Variable Annuity	Variable Life, Variable Universal Life & Universal Life	Variable Annuity
	(in thousands)
Balance as of December 31, 2008	$5,593	$11,276	$1,802	$63,903	$82,574
Incurred guarantee benefits (1)	(1,821)	6,217	(489)	(66,315)	(62,408)
Paid guarantee benefits	(2,288)	(250)	-	-	(2,538)

Balance as of December 31, 2009	$1,484	$17,243	$1,313	$(2,412)	$17,628
Incurred guarantee benefits (1)	217	1,143	(77)	(38,904)	(37,621)
Paid guarantee benefits	(861)	-	-	-	(861)

Balance as of December 31, 2010	$840	$18,386	$1,236	$(41,316)	$(20,854)
Incurred guarantee benefits (1)	1,248	6,053	318	118,312	125,931
Paid guarantee benefits	(683)	-	-	-	(683)

Balance as of December 31, 2011	$1,405	$24,439	$1,554	$76,996	$104,394

(1)
Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features considered to be embedded derivatives.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

7. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the death benefits in excess of the account balance. The GMIB liability is determined each period by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the projected income benefits in excess of the account balance. The portion of assessments used is chosen such that, at issue (or, in the case of acquired contracts, at the acquisition date), the present value of expected death benefits or expected income benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances, with an associated charge or credit to earnings, if actual experience or other evidence suggests that earlier assumptions should be revised.

The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The most significant of the Company’s GMAB features are the guaranteed return option (“GRO”) features, which includes an asset transfer feature that reduces the Company’s exposure to these guarantees. The GMAB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMWB features provide the contractholder with a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, less cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater. The GMWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMIWB features, taken collectively, provides a contractholder two optional methods to receive guaranteed minimum payments over time, a “withdrawal” option or an “income” option. The withdrawal option (which is available under only one of the Company’s GMIWBs) guarantees that a contract holder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The income option (which varies among the Company’s GMIWBs) in general guarantees the contract holder the ability to withdraw an amount each year for life (or for joint lives, in the case of any spousal version of the benefit) where such amount is equal to a percentage of a protected value under the benefit. The contractholder also has the potential to increase this annual amount, based on certain subsequent increases in account value that may occur. Certain GMIWB features include an asset transfer feature that reduces the Company’s exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

As part of its risk management strategy, the Company limits its exposure to these risks through a combination of product design elements, such as an asset transfer feature, and affiliated reinsurance agreements. The asset transfer feature included in the design of certain optional living benefits transfers assets between certain variable investments selected by the annuity contractholder and, depending on the benefit feature, a fixed rate account in the general account or a bond portfolio within the separate accounts. The transfers are based on the static mathematical formula, used with the particular optional benefit, which considers a number of factors, including the impact of investment performance of the contractholder total account value. In general, negative investment performance may result in transfers to a fixed-rate account in the general account or a bond portfolio within the separate accounts, and positive investment performance may result in transfers back to contractholder-selected variable investments. Other product design elements utilized for certain products to manage these risks include

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

7. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

asset allocation restrictions and minimum issuance age requirements. For risk management purposes the Company segregates the variable annuity living benefit features into those that include the asset transfer feature including certain GMIWB riders and certain GMAB riders that feature the GRO policyholder benefits; and those that do not include the asset transfer feature, including certain legacy GMIWB, GMWB, GMAB and GMIB riders. Living benefit riders that include the asset transfer feature also include GMDB riders, and as such the GMDB risk in these riders also benefits from the asset transfer feature.

Sales Inducements
The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. These deferred sales inducements are included in “Deferred Sales Inducements” in the Company’s Statements of Financial Position. The Company offers various types of sales inducements. These inducements include: (1) a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s initial deposit and (2) additional credits after a certain number of years a contract is held. Changes in deferred sales inducements, reported as “Interest credited to policyholders’ account balances,” are as follows:

	2011	2010	2009
	(in thousands)
Balance, beginning of year	$51,106	$30,265	$28,015
Capitalization	22,596	21,594	8,689
Amortization- Impact of assumption and experience unlocking and true-ups	(2,290)	874	822
Amortization- All other	(23,105)	(1,579)	(5,485)
Change in unrealized investment gains and (losses)	(206)	(48)	(1,776)

Balance, end of year	$48,101	$51,106	$30,265

8. STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.

Statutory net income (loss) of the Company amounted to $13 million, $52 million, and $4 million for the years ended December 31, 2011, 2010 and 2009, respectively. Statutory surplus of the Company amounted to $260 million and $216 million at December 31, 2011 and 2010, respectively.

The Company prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance. Prescribed statutory accounting practices include publications of the NAIC, state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.

The Company is subject to New Jersey law, which limits the amount of dividends that insurance companies can pay to stockholders without approval of the New Jersey Department of Banking and Insurance. The maximum dividend, which may be paid in any twelve-month period without notification or approval, is limited to the greater of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

8. STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS (continued)

the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations, there is $26 million capacity to pay a dividend in 2012 without prior approval. The Company did not pay any dividends in 2011.

9. INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, were as follows:

	2011	2010	2009
	(in thousands)
Current tax expense (benefit):
U.S.	$(715)	$23,841	$20,362

Total	(715)	23,841	20,362

Deferred tax expense (benefit):
U.S.	(48,176)	19,701	644

Total	(48,176)	19,701	644

Total income tax expense (benefit) on income from continuing operations	(48,891)	43,542	21,006
Other comprehensive income (loss)	8,731	8,264	21,850
Cumulative effect of changes in accounting policy	-	-	2,010

Total income tax expense (benefit) on continuing operations	$(40,160)	$51,806	$44,866

The Company’s income (loss) from continuing operations before income taxes includes income (loss) from domestic operations of ($109.2) million, $141.5 million and $76.0 million, and no income from foreign operations for the years ended December 31, 2011, 2010 and 2009, respectively.

The Company’s actual income tax expense for the years ended December 31, differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from continuing operations before income taxes and cumulative effect of accounting change for the following reasons:

	2011	2010	2009
	(in thousands)
Expected federal income tax expense (benefit)	$(38,221)	$49,520	26,610
Non-taxable investment income	(7,885)	(4,449)	(3,240)
Tax Credits	(1,368)	(362)	(195)
Expiration of statute of limitations and related interest	-	-	(2,695)
Other	(1,417)	(1,167)	526

Total income tax expense (benefit) on income from continuing operations	$(48,891)	$43,542	$21,006

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

9. INCOME TAXES (continued)

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

	2011	2010
	(in thousands)
Deferred tax assets
Insurance reserves	$47,597	$3,398
Investments	4,696	-
Other	929	7,252

Deferred tax assets	$53,222	$10,650

Deferred tax liabilities
Deferred acquisition costs	$78,454	$85,442
Investments	-	$1,159
Net Unrealized gains on securities	31,085	20,341
Deferred Annuity Bonus	16,835	17,887

Deferred tax liabilities	$126,374	$124,829

Net deferred tax asset (liability)	$(73,152)	$(114,179)

The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized. The company had no valuation allowance as of December 31, 2011, and 2010.

Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax assets. Adjustments to the valuation allowance will be made if there is a change in management’s assessment of the amount of deferred tax asset that is realizable.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

9. INCOME TAXES (continued)

The Company’s unrecognized tax benefits for the periods indicated are as follows:

	Unrecognized tax benefits prior to 2002	Unrecognized tax benefits 2002 and forward	Total unrecognized tax benefits all years
	(in thousands)
Amounts as of December 31, 2008	$3,596	$1,517	$5,113
Increases in unrecognized tax benefits taken in prior period	-	-	-
(Decreases) in unrecognized tax benefits taken in prior period	-	(210)	(210)
Settlements with taxing authorities	-	-	-
(Decreases) in unrecognized tax benefits as a result of lapse of the applicable statute of limitations	(2,107)	-	(2,107)

Amounts as of December 31, 2009	$1,489	$1,307	$2,796
Increases in unrecognized tax benefits taken in prior period	-	-	-
(Decreases) in unrecognized tax benefits taken in prior period	-	(1,177)	(1,177)

Amounts as of December 31, 2010	$1,489	$130	$1,619
Increases in unrecognized tax benefits taken in prior period	-	$0	-
(Decreases) in unrecognized tax benefits taken in prior period	(1,489)	(17)	(1,506)

Amounts as of December 31, 2011	$-	$113	$113

Unrecognized tax benefits that, if recognized, would favorably impact the effective rate as of December 31, 2009	$1,489	$-	$1,489

Unrecognized tax benefits that, if recognized, would favorably impact the effective rate as of December 31, 2010	$1,489	$-	$1,489

Unrecognized tax benefits that, if recognized, would favorably impact the effective rate as of December 31, 2011	$-	$-	$-

The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit). The amounts recognized in the financial statements for tax-related interest and penalties for the years ended December 31, are as follows:

	2011	2010	2009
	(in thousands)
Interest and penalties recognized in the statements of operations	$-	$(1,100)	$400
Interest and penalties recognized in liabilities in the statements of financial position	$-	$-	$1,100

The Company’s liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing authorities. The completion of review or the expiration of the Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Federal statute of limitations for the 2002 tax year expired on April 30, 2009. The Federal statute of limitations for the 2003 tax year expired on July 31, 2009. The Federal statute of limitations for the 2004 through 2007 tax years will expire in June 2012, unless extended. Tax years 2008 through 2010 are still open for IRS examination. The Company does not anticipate any significant changes within the next 12 months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

9. INCOME TAXES (continued)

During the fourth quarter of 2011, the Company’s parent, Prudential Financial, reached an agreement with the IRS on the resolution of the proposed foreign tax credits disallowance. The settlement of the foreign tax credit transactions for 2004 through 2006 marked the conclusion of the IRS audits for those years. As a result, all unrecognized tax positions plus interest relating to tax years prior to 2007 were recognized in 2011.

The dividends received deduction (“DRD”) reduces the amount of dividend income subject to U.S. tax and is the primary component of the non-taxable investment income shown in the table above, and, as such, is a significant component of the difference between the Company’s effective tax rate and the federal statutory tax rate of 35%. The DRD for the current period was estimated using information from 2010, current year results, and was adjusted to take into account the current year’s equity market performance. The actual current year DRD can vary from the estimate based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from mutual fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD.

In August 2007, the IRS released Revenue Ruling 2007-54, which included, among other items, guidance on the methodology to be followed in calculating the DRD related to variable life insurance and annuity contracts. In September 2007, the IRS released Revenue Ruling 2007-61. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54 and informed taxpayers that the U.S. Treasury Department and the IRS intend to address through new guidance the issues considered in Revenue Ruling 2007-54, including the methodology to be followed in determining the DRD related to variable life insurance and annuity contracts. On February 13, 2012, the Obama Administration released the “General Explanations of the Administration’s Revenue Proposals.” One proposal would change the method used to determine the amount of the DRD. A change in the DRD, including the possible retroactive or prospective elimination of this deduction through guidance or legislation, could increase actual tax expense and reduce the Company’s consolidated net income. These activities had no impact on the Company’s 2009, 2010 or 2011 results.

In December 2006, the IRS completed all fieldwork with respect to its examination of the consolidated federal income tax returns for tax years 2002 and 2003. The final report was initially submitted to the Joint Committee on Taxation for their review in April 2007. The final report was resubmitted in March 2008 and again in April 2008. The Joint Committee returned the report to the IRS for additional review of an industry issue regarding the methodology for calculating the DRD related to variable life insurance and annuity contracts. The IRS completed its review of the issue and proposed an adjustment with respect to the calculation of the DRD. In order to expedite receipt of an income tax refund related to the 2002 and 2003 tax years, the Company agreed to such adjustment. The report, with the adjustment to the DRD, was submitted to the Joint Committee on Taxation in October 2008. The Company was advised on January 2, 2009 that the Joint Committee completed its consideration of the report and took no exception to the conclusions reached by the IRS. Accordingly, the final report was processed and a $157 million refund was received in February 2009. The Company believed that its return position with respect to the calculation of the DRD was technically correct. Therefore, the Company filed protective refund claims on October 1, 2009 to recover the taxes associated with the agreed upon adjustment. The IRS recently issued an Industry Director Directive (“IDD”) stating that the methodology for calculating the DRD set forth in Revenue Ruling 2007-54 should not be followed. The IDD also confirmed that the IRS guidance issued before Revenue Ruling 2007-54, which guidance the Company relied upon in calculating its DRD, should be used to determine the DRD. The Company’s parent, Prudential Financial, has received a refund of approximately $3 million pursuant to the protective refund claims. These activities had no impact on the Company’s 2009, 2010 or 2011 results.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

9. INCOME TAXES (continued)

For tax years 2007 through 2011, the Company is participating in the IRS’s Compliance Assurance Program (“CAP”). Under CAP, the IRS assigns an examination team to review completed transactions contemporaneously during these tax years in order to reach agreement with the Company on how they should be reported in the tax returns. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner before the tax returns are filed. It is management’s expectation this program will shorten the time period between the filing of the Company’s federal income tax returns and the IRS’s completion of its examination of the returns.

10. FAIR VALUE OF ASSETS AND LIABILITIES

Fair Value Measurement – Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance around fair value established a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 – Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following characteristics for the measured asset/liability: (i) many transactions, (ii) current prices, (iii) price quotes not varying substantially among market makers, (iv) narrow bid/ask spreads and (v) most information publicly available. The Company’s Level 1 assets and liabilities primarily include certain cash equivalents and certain short term investments, and equity securities. Prices are obtained from readily available sources for market transactions involving identical assets or liabilities.

Level 2 – Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company’s Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities (mutual funds, which do not actively trade and are priced based on a net asset value), certain short-term investments and certain cash equivalents (primarily commercial paper), and certain over-the-counter derivatives. Valuations are generally obtained from third party pricing services for identical or comparable assets or liabilities or through the use of valuation methodologies using observable market inputs. Prices from services are validated through comparison to trade data and internal estimates of current fair value, generally developed using market observable inputs and economic indicators.

Level 3 – Fair value is based on at least one or more significant unobservable inputs for the asset or liability. These inputs reflect the Company’s assumptions about the inputs market participants would use in pricing the asset or liability. The Company’s Level 3 assets and liabilities primarily include: certain private fixed maturities and equity securities, certain manually priced public equity securities and fixed maturities, certain highly structured over-the-counter derivative contracts, certain consolidated real estate funds for which the Company is the general partner, and embedded derivatives resulting from certain products with guaranteed benefits. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models and

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

other similar techniques. Non-binding broker quotes, which are utilized when pricing service information is not available, are reviewed for reasonableness based on the Company’s understanding of the market, and are generally considered Level 3. Under certain conditions, based on its observations of transactions in active markets, the Company may conclude the prices received from independent third party pricing services or brokers are not reasonable or reflective of market activity. In those instances, the Company may choose to over-ride the third-party pricing information or quotes received and apply internally- developed values to the related assets or liabilities. To the extent the internally-developed valuations use significant unobservable inputs, they are classified as Level 3. As of December 31, 2011 and December 31, 2010, these over-rides on a net basis were not material.

Assets and Liabilities by Hierarchy Level – The tables below present the balances of assets and liabilities measured at fair value on a recurring basis, as of the dates indicated.

	As of December 31, 2011
	Level 1	Level 2	Level 3	Total
	(in thousands)
Fixed maturities, available for sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$-	$35,938	$-	$35,938
Obligations of U.S. states and their political subdivisions	-	2,826	-	2,826
Foreign government bonds	-	23,031	-	23,031
Corporate securities	-	894,266	1,755	896,021
Asset-backed securities	-	53,005	18,627	71,632
Commercial mortgage-backed securities	-	96,006	-	96,006
Residential mortgage-backed securities	-	94,450	-	94,450

Sub-total	-	1,199,522	20,382	1,219,904
Other trading account assets:
Equity Securities	-	-	1,569	1,569

Sub-total	-	-	1,569	1,569
Equity securities, available for sale:	276	-	1,144	1,420
Short-term investments	1,069	-	-	1,069
Cash equivalents	10,000	14,381	-	24,381
Other long-term investments	-	6,670	18	6,688
Other assets	-	8,647	53,677	62,324

Sub-total excluding separate account assets	11,345	1,229,220	76,790	1,317,355
Separate account assets (1)	141,133	6,110,880	5,995	6,258,008

Total assets	$152,478	$7,340,100	$82,785	$7,575,363

Other liabilities	-	-	-	-
Future policy benefits	-	-	76,996	76,996

Total liabilities	$-	$-	$76,996	$76,996

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

	As of December 31, 2010
	Level 1	Level 2	Level 3	Total
	(in thousands)
Fixed maturities, available for sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$-	$36,450	$-	$36,450
Foreign government bonds	-	22,678	-	22,678
Corporate securities	-	748,645	3,636	752,281
Asset-backed securities	-	37,414	16,619	54,033
Commercial mortgage-backed securities	-	103,101	-	103,101
Residential mortgage-backed securities	-	95,998	-	95,998

Sub-total	-	1,044,286	20,254	1,064,541
Equity securities, available for sale:	283	1,536	255	2,074
Short-term investments	359	7,050	-	7,409
Cash equivalents	5,000	23,383	-	28,383
Other long-term investments	-	-	-	-
Other assets	-	2,792	16,996	19,788

Sub-total excluding separate account assets	5,642	1,079,047	37,505	1,122,194
Separate account assets (1)	132,005	4,900,653	5,393	5,038,051

Total assets	$137,647	$5,979,700	$42,898	$6,160,245

Other liabilities	-	898	-	898
Future policy benefits	-	-	(41,316)	(41,316)

Total liabilities	$-	$898	$(41,316)	$(40,418)

(1)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account assets classified as Level 3 consist primarily of real estate and real estate investment funds. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statement of Financial Position.

(2)	Includes reclassifications to conform to current period presentation.

The methods and assumptions the Company uses to estimate the fair value of assets and liabilities measured at fair value on a recurring basis are summarized below. Information regarding separate account assets is excluded as the risk associated with these assets is primarily borne by Company’s customers and policyholders.

Fixed Maturity Securities – The fair values of the Company’s public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices from pricing services are sourced from multiple vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company generally receives prices from multiple pricing services for each security, but ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. To validate reasonableness, prices are reviewed by internal asset managers through comparison with directly observed recent market trades and internal estimates of current fair value, developed using market observable inputs and economic indicators. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. If the pricing information received

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

from third party pricing services is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service. If the pricing service updates the price to be more consistent in comparison to the presented market observations, the security remains within Level 2.

If the Company ultimately concludes that pricing information received from the independent pricing service is not reflective of market activity, non-binding broker quotes are used, if available. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may over-ride the information from the pricing service or broker with an internally-developed valuation. As of December 31, 2011 and December 31, 2010, over-rides on a net basis were not material. Internally-developed valuations or non-binding broker quotes are also used to determine fair value in circumstances where vendor pricing is not available. These estimates may use significant unobservable inputs, which reflect the Company’s own assumptions about the inputs market participants would use in pricing the asset. Circumstances where observable market data are not available may include events such as market illiquidity and credit events related to the security. Pricing service over-rides, internally-developed valuations and non-binding broker quotes are generally included in Level 3 in the fair value hierarchy.

The fair value of private fixed maturities, which are primarily comprised of investments in private placement securities, originated by internal private asset managers, are primarily determined using a discounted cash flow model. In certain cases these models primarily use observable inputs with a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions, taking into account, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Generally, these securities have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may also incorporate significant unobservable inputs, which reflect the Company’s own assumptions about the inputs market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are not significant to the price of a security, a Level 2 classification is made. Otherwise, a Level 3 classification is used.

Private fixed maturities also include debt investments in funds that, in addition to a stated coupon, pay a return based upon the results of the underlying portfolios. The fair values of these securities are determined by reference to the funds’ net asset value (“NAV”). Since the NAV at which the funds trade can be observed by redemption and subscription transactions between third parties, the fair values of these investments have been reflected within Level 2 in the fair value hierarchy.

Trading Account Assets – Trading account assets are comprised of perpetual preferred. Fair values of perpetual preferred stock based on observable market inputs are classified within Level 2. However, when prices from independent pricing services are based on non-binding broker quotes as the directly observable market inputs become unavailable, the fair value of perpetual preferred stock are classified as Level 3.

Equity Securities – Equity securities consist principally of investments in common and preferred stock of publicly traded companies, perpetual preferred stock, privately traded securities, as well as common stock mutual fund shares. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using valuation and discounted cash flow models that require a substantial level of judgment. In determining the fair value of certain privately traded equity securities the discounted cash flow model may also use unobservable inputs, which reflect the Company’s assumptions about the inputs market participants would use in pricing the asset. Most privately traded equity securities are

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

classified within Level 3. The fair values of common stock mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy. The fair values of preferred equity securities are based on prices obtained from independent pricing services. These prices are then validated for reasonableness against recently traded market prices. Accordingly, these securities are generally classified within Level 2 in the fair value hierarchy. Fair values of perpetual preferred stock based on observable market inputs are classified within Level 2. However, when prices from independent pricing services are based on non-binding broker quotes as the directly observable market inputs become unavailable, the fair value of perpetual preferred stock are classified as Level 3.

Derivative Instruments – Derivatives are recorded at fair value either as assets, within “Other long-term investments,” or as liabilities, within “Other liabilities,” except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts are determined based on quoted prices in active exchanges or through the use of valuation models. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns, non-performance risk, liquidity and other factors. Liquidity valuation adjustments are made to reflect the cost of exiting significant risk positions, and consider the bid-ask spread, maturity, complexity, and other specific attributes of the underlying derivative position.

The majority of the Company’s derivative positions are traded in the over-the-counter (OTC) derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models generally accepted in the financial services industry that use actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The fair values of most OTC derivatives, including interest rate and cross currency swaps, are determined using discounted cash flow models. These models’ key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, non-performance risk and volatility.

To reflect the market’s perception of its own and the counterparty’s non-performance risk, the Company incorporates additional spreads over London Interbank Offered Rate (“LIBOR”) into the discount rate used in determining the fair value of OTC derivative assets and liabilities which are uncollateralized. The additional credit spread over LIBOR rates is determined taking into consideration publicly available information relating to the financial strength of the Company. The Company adjusts these credit spreads to remove any illiquidity risk premium, which is subject to a floor based on a percentage of the credit spread. Most OTC derivative contract inputs have bid and ask prices that are actively quoted or can be readily obtained from external market data providers. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value.

Derivatives classified as Level 3 may include first-to-default credit basket swaps and other structured products. These derivatives are valued based upon models with some significant unobservable market inputs or inputs from less actively traded markets. The fair values of first to default credit basket swaps are derived from relevant observable inputs such as: individual credit default spreads, interest rates, recovery rates and unobservable model-specific input values such as correlation between different credits within the same basket. Level 3 methodologies are validated through periodic comparison of the Company’s fair values to broker-dealer values. As of December 31, 2011, and December 31, 2010, there were derivatives with the fair value of $18 thousand and $0 classified within Level 3, and all other derivatives were classified within Level 2. See Note 11 for more details on the fair value of derivative instruments by primary underlying.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

Cash Equivalents and Short-Term Investments – Cash equivalents and short-term investments include money market instruments, commercial paper and other highly liquid debt instruments. Money market instruments are generally valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in the Cash Equivalents and Short-term Investments category are typically not traded in active markets; however, their fair values are based on market observable inputs and, accordingly, these investments have been classified within Level 2 in the fair value hierarchy.

Other Assets – Other assets carried at fair value include reinsurance recoverables related to the reinsurance of our living benefit guarantees on certain of our variable annuities. These guarantees are described further below in “Future Policy Benefits.” Also included in other assets are certain universal life products that contain a no-lapse guarantee provision. The reinsurance agreements covering these guarantees are derivatives and are accounted for in the same manner as an embedded derivative.

Future Policy Benefits – The liability for future policy benefits includes general account liabilities for guarantees on variable annuity contracts, including guaranteed minimum accumulation benefits (“GMAB”), guaranteed minimum withdrawal benefits (“GMWB”) and guaranteed minimum income and withdrawal benefits (“GMIWB”), accounted for as embedded derivatives. The fair values of the GMAB, GMWB, and GMIWB liabilities are calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. This methodology could result in either a liability or asset balance, given changing capital market conditions and various policyholder behavior assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management judgment.

The Company is also required to incorporate the market-perceived risk of its own non-performance (“NPR”) in the valuation of the embedded derivatives associated with its optional living benefit features and no-lapse feature on certain universal life products. Since insurance liabilities are senior to debt, the Company believes that reflecting the financial strength ratings of the Company in the valuation of the liability or contra-liability appropriately takes into consideration its NPR. To reflect NPR, the Company incorporates an additional credit spread over LIBOR rates into the discount rate used in the valuations of the embedded derivatives associated with its optional living benefit features. The additional credit spread over LIBOR rates is determined taking into consideration publicly available information relating to the financial strength of the Company. The Company adjusts these credit spreads to remove any illiquidity risk premium, which is subject to a floor based on a percentage of the credit spread. The additional credit spread over LIBOR rates incorporated into the discount rate as of December 31, 2011 generally ranged from 125 to 250 basis points for the portion of the interest rate curve most relevant to these liabilities. This additional spread is applied at an individual contract level and only to those individual living benefit contracts in a liability position and not to those in a contra-liability position.

Other significant inputs to the valuation models for the embedded derivatives associated with the optional living benefit features of the Company’s variable annuity products include capital market assumptions, such as interest rate and implied volatility assumptions, as well as various policyholder behavior assumptions that are actuarially determined, including lapse rates, benefit utilization rates, mortality rates and withdrawal rates. These assumptions are reviewed at least annually, and updated based upon historical experience and give consideration to any observable market data, including market transactions such as acquisitions and reinsurance transactions.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

Since many of the assumptions utilized in the valuation of the embedded derivatives associated with the Company’s optional living benefit features are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.

As of December 31, 2011, the fair value of the embedded derivatives associated with the optional living benefit features of before the NPR adjustment was a net liability of $344 million. This net liability was comprised of $360 million of individual living benefit contracts in a liability position net of $15 million of individual living benefit contracts in a contra-liability position. At December 31, 2011, NPR resulted in a $267 million cumulative decrease to the embedded derivative liability, reflecting the additional credit spread over LIBOR the Company incorporated into the discount rate used in the valuations of those embedded derivatives in a liability position. Significant declines in risk-free interest rates and the impact of account value performance in 2011 drove an increase in the embedded derivative liability associated with the optional living benefit features of the Company’s variable annuity products as of December 31, 2011. These factors, as well as widening of the spreads used in valuing NPR, also drove offsetting increases in the NPR adjustment. As a result, the increase in these embedded derivative liabilities are largely offset by corresponding increases in the reinsurance recoverable associated with the affiliated reinsurance.

Transfers between Levels 1 and 2 – During the twelve months ended December 31, 2011, there were no material transfers between Level 1 and Level 2.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

Changes in Level 3 assets and liabilities – The following tables provide a summary of the changes in fair value of Level 3 assets and liabilities for the year ended December 31, 2011, as well as the portion of gains or losses included in income for the year ended December 31, 2011 attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2011.

	Year Ended December 31, 2011
	Fixed Maturities Available For Sale – Corporate Securities	Fixed Maturities Available For Sale – Asset-Backed Securities	Fixed Maturities Available For Sale – Commercial Mortgage-Backed Securities	Equity Securities, Available for Sale	Other Assets
	(in thousands)
Fair value, beginning of period	$3,636	$16,619	$-	$255	$16,996
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	2	-	-	(516)	(25,919)
Asset management fees and other income	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-
Included in other comprehensive income (loss)	(96)	(121)	0	398	(13)
Net investment income	59	256	(0)	-	-
Purchases	1,300	11,089	5,019	1,000	68,593
Sales	(99)	-	-	-	-
Issuances	73	-	-	-	-
Settlements	(148)	(5,251)	-	-	(1)
Foreign currency translation	-	-	-	-	-
Transfers into Level 3 (2)	900	-	-	1,536	-
Transfers out of Level 3 (2)	(3,872)	(3,965)	(5,019)	-	(5,979)
Other (4)	-	-	-	(1,529)	-

Fair value, end of period	$1,755	$18,627	$-	$1,144	$53,677

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held at the end of the period (3):
Included in earnings:
Realized investment gains (losses), net	$-	$-	$-	$(454)	$18,797
Asset management fees and other income	$-	$-	$-	$-	$-
Interest credited to policyholder account balances	$-	$-	$-	$-	$-
Included in other comprehensive income (loss)	$(96)	$(109)	$0	$359	$-

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

	Year Ended December 31, 2011
	Separate Account Assets (1)	Future Policy Benefits	Other Long-Term Investments	Other Trading Account Assets - Equity Securities
	(in thousands)
Fair value, beginning of period	$5,393	$41,316	$0	$-
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	-	(94,684)	18	-
Asset management fees and other income	-	-	-	40
Interest credited to policyholder account balances	602	-	-	-
Included in other comprehensive income	-	-	-	-
Net investment income	-	-	-	-
Purchases	-	(23,628)	-	-
Sales	-	-	-	-
Issuances	-	-	-	-
Settlements	-	-	-	-
Foreign currency translation	-	-	-	-
Transfers into Level 3 (2)	-	-	-	-
Transfers out of Level 3 (2)	-	-	-	-
Other (4)	-	-	-	1,529

Fair value, end of period	$5,995	$(76,996)	$18	$1,569

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held at the end of the period (3):
Included in earnings:
Realized investment gains (losses), net	$-	$(94,098)	$-	$-
Asset management fees and other income	$-	$-	$-	$-
Interest credited to policyholder account balances	$602	$-	$-	$-
Included in other comprehensive income	$-	$-	$-	$-

(1)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statements of Financial Position.

(2)	Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.
(3)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.
(4)	Other primarily represents reclasses of certain assets between reporting categories.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

Transfers – As a part of an ongoing monitoring assessment of pricing inputs to ensure appropriateness of the level classification in the fair value hierarchy the Company may reassign level classification from time to time. As a result of such a review, in the first quarter of 2011, it was determined that the pricing inputs for perpetual preferred stocks provided by third party pricing services were primarily based on non-binding broker quotes which could not always be verified against directly observable market information. Consequently, perpetual preferred stocks were transferred into Level 3 within the fair value hierarchy. This represents the majority of the transfers into Level 3 for Equity Securities Available-for-Sale. Other transfers into Level 3 were primarily the result of unobservable inputs utilized within valuation methodologies and the use of broker quotes (that could not be validated) when previously, information from third party pricing services (that could be validated) was utilized. Transfers out of Level 3 were primarily due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company was able to validate.

Changes in Level 3 assets and liabilities – The following tables provide a summary of the changes in fair value of Level 3 assets and liabilities for the year ended December 31, 2010, as well as the portion of gains or losses included in income for the year ended December 31, 2010 attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2010.

	Year Ended December 31, 2010
	Fixed Maturities Available For Sale – Corporate Securities	Fixed Maturities Available For Sale – Asset-Backed Securities	Equity Securities, Available for Sale	Other Assets
	(in thousands)
Fair value, beginning of period	$2,398	$25,259	$576	$16,039
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	8	(139)	-	(443)
Asset management fees and other income	-	-	-	-
Included in other comprehensive income (loss)	514	(1,258)	(374)	263
Net investment income	34	164	-	-
Purchases, sales, issuances, and settlements	(149)	9,049	53	1,137
Foreign currency translation	-	-	-	-
Transfers into Level 3 (2)	957	-	-	-
Transfers out of Level 3 (2)	(127)	(16,456)	-	-

Fair value, end of period	$3,636	$16,619	$255	$16,996

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held at the end of the period (3):
Included in earnings:
Realized investment gains (losses), net	$10	$(41)	$-	$(303)
Asset management fees and other income	$-	$-	$-	$-
Included in other comprehensive income (loss)	$514	$(1,258)	$(374)	$263

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

	Year Ended December 31, 2010
	Separate Account Assets (1)	Future Policy Benefits	Other Liabilities
	(in thousands)
Fair value, beginning of period	$5,104	$2,412	$(67)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	-	47,655	67
Asset management fees and other income	-	-	-
Interest credited to policyholder account balances	289	-	-
Included in other comprehensive income	-	-	-
Net investment income	-	-	-
Purchases, sales, issuances, and settlements	-	(8,751)	-
Foreign currency translation	-	-	-
Transfers into Level 3 (2)	-	-	-
Transfers out of Level 3 (2)	-	-	-

Fair value, end of period	$5,393	$41,316	$-

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held at the end of the period (3):
Included in earnings:
Realized investment gains (losses), net	$-	$8,290	$70
Asset management fees and other income	$-	$-	$-
Interest credited to policyholder account balances	$289	$-	$-
Included in other comprehensive income	$-	$-	$-

(1)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statement of Financial Position.

(2)	Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.
(3)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.

Transfers – As part of an ongoing assessment of pricing inputs to ensure appropriateness of the level classification in the fair value hierarchy the Company may reassign level classification from time to time. As a result of such a review, it was determined that the pricing inputs for perpetual preferred stocks provided by third party pricing services were primarily based on non-binding broker quotes which could not always be verified against directly observable market information. Consequently, perpetual preferred stocks were transferred into Level 3 within the fair value hierarchy. Other transfers into Level 3 were primarily the result of unobservable inputs utilized within valuation methodologies and the use of broker quotes (that could not be validated) when previously, information from third party pricing services (that could be validated) was utilized. Transfers out of Level 3 were primarily due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company was able to validate.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

Transfers between Levels 1 and 2 - During the year ended December 31, 2011, there were no material transfers between Level 1 and Level 2.

Changes in Level 3 assets and liabilities - The following tables provide a summary of the changes in fair value of Level 3 assets and liabilities for the year ended December 31, 2009, as well as the portion of gains or losses included in income for the year ended December 31, 2009 attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2009.

	Year Ended December 31, 2009
	Fixed Maturities Available For Sale – Corporate Securities	Fixed Maturities Available For Sale – Asset-Backed Securities	Equity Securities, Available for Sale	Other Assets
	(in thousands)
Fair value, beginning of period	$266	$5,732	$121	$58,880
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	(506)	(1,634)	-	(44,396)
Asset management fees and other income	-	-	-	-
Included in other comprehensive income (loss)	449	9,708	455	590
Net investment income	(1)	121	-	-
Purchases, sales, issuances, and settlements	(169)	(1,780)	-	965
Foreign currency translation	-	-	-	-
Transfers into Level 3 (2)	2,413	13,858	-	-
Transfers out of Level 3 (2)	(54)	(746)	-	-

Fair value, end of period	$2,398	$25,259	$576	$16,039

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held at the end of the period (3):
Included in earnings:
Realized investment gains (losses), net	$(506)	$(1,383)	$-	$(43,833)
Asset management fees and other income	$-	$-	$-	$-
Interest credited to policyholder account balances	$-	$-	$-	$-
Included in other comprehensive income (loss)	$447	$9,605	$455	$590

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

	Year Ended December 31, 2009
	Separate Account Assets (1)	Future Policy Benefits	Other Liabilities
	(in thousands)
Fair value, beginning of period	$6,494	$(63,903)	(4,272)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	-	69,126	4,205
Interest credited to policyholder account balances	(1,335)	-	-
Included in other comprehensive income (loss)	-	-	-
Net investment income	-	-	-
Purchases, sales, issuances, and settlements	38	(2,811)	-
Foreign currency translation	-	-	-
Transfers into Level 3 (2)	-	-	-
Transfers out of Level 3 (2)	(93)	-	-

Fair value, end of period	$5,104	$2,412	(67)

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held at the end of the period (3):
Included in earnings:
Realized investment gains (losses), net	$-	$68,705	$4,208
Asset management fees and other income	$-	$-	$-
Interest credited to policyholder account balances	$(1,335)	$-	$-
Included in other comprehensive income (loss)	$-	$-	$-

(1)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statement of Financial Position.

(2)	Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.
(3)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.

Transfers – Transfers out of Level 3 for Fixed Maturities Available for Sale – Asset-Backed Securities totaled $4.0 million for the year ended December 31, 2011 resulting from the Company’s conclusion that the market for asset-backed securities collateralized by sub-prime mortgages became increasingly active, as evidenced by orderly transactions. The pricing received from independent pricing services could be validated by the Company, as discussed in detail above. There were no transfers into Level 3.

Fair Value of Financial Instruments – The Company is required by U.S. GAAP to disclose the fair value of certain financial instruments including those that are not carried at fair value. For the following financial instruments the carrying amount equals or approximates fair value: fixed maturities classified as available-for-sale, trading account assets, equity securities, securities purchased under agreements to resell, short-term investments, cash and cash equivalents, accrued investment income, separate account assets, securities sold under agreements to repurchase, and cash collateral for loaned securities, as well as certain items recorded within other assets and other liabilities such as broker-dealer related receivables and payables. See Note 11 for a discussion of derivative instruments.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

The following table discloses the Company’s financial instruments where the carrying amounts and fair values differ:

	December 31, 2011		December 31, 2010
	Carrying Amount	Fair value	Carrying Amount	Fair value
	(in thousands)
Assets:
Commercial mortgage and other loans	$230,201	$247,865	$182,437	$192,102
Policy loans	177,162	235,706	175,514	211,513
Liabilities:
Policyholder account balances – investment contracts	113,938	113,010	102,593	101,551
Short-term and long-term debt to affiliates	70,000	70,293	-	-

The fair values presented above for those financial instruments where the carrying amounts and fair values may differ have been determined by using available market information and by applying market valuation methodologies, as described in more detail below.

Commercial mortgage and other loans
The fair value of commercial mortgage and other loans is primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate adjusted for appropriate credit spread for similar quality loans. The quality ratings for these loans, a primary determinant of the credit spread and a significant component of the pricing input, are based on internally developed methodology. The internally derived credit spreads take into account public corporate bond spreads of similar quality and maturity, public commercial mortgage-backed securities spreads, third-party mortgage loan survey spreads and other relevant market information such as pricing indications from market participants on new originations, and where applicable adjustments for property types and locations.

Policy Loans
The fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns.

Investment Contracts – Policyholders’ Account Balances
Only the portion of policyholders’ account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For fixed deferred annuities, payout annuities and other similar contracts without life contingencies, fair values are derived using discounted projected cash flows based on interest rates that are representative of the Company’s claims paying ratings, and hence reflect the Company’s own nonperformance risk. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value.

Short-term and long-term debt to affiliates
The fair value of short–term and long–term debt is generally determined by either prices obtained from independent pricing services, which are validated by the Company, or discounted cash flow models. These fair values consider the Company’s own non–performance risk. Discounted cash flow models predominately use

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

market observable inputs such as the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities. For commercial paper issuances and other debt with a maturity of less than 90 days, the carrying value approximates fair value.

11. DERIVATIVE INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies

Interest Rate Contracts
Interest rate swaps are used by the Company to manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it anticipates acquiring and other anticipated transactions and commitments. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party.

These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

Equity Contracts
Equity index options are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price. The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range. These hedges do not qualify for hedge accounting.

Foreign Exchange Contracts
Currency derivatives, including currency swaps and forwards, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

Credit Contracts
Credit derivatives are used by the Company to enhance the return on the Company’s investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With credit derivatives the Company can sell credit protection on an identified name, or a basket of names in a first to default structure, and in return receive a quarterly premium. With first to default baskets, the premium generally corresponds to a high proportion of the sum of the credit spreads of the names in the basket. If there is an event of default by the referenced name or one of the referenced names in a basket, as defined by the agreement, then the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

11. DERIVATIVE INSTRUMENTS (continued)

defaulted security or similar security. See credit derivatives written section for discussion of guarantees related to credit derivatives written. In addition to selling credit protection, the Company may purchase credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio.

Embedded Derivatives
The Company sells variable annuity contracts that include certain optional living benefit features that are treated, for accounting purposes, as embedded derivatives. The Company has reinsurance agreements to transfer the risk related to certain of these embedded derivatives to an affiliate, Pruco Reinsurance Ltd. (“Pruco Re”). The embedded derivatives related to the living benefit features and the related reinsurance agreements are carried at fair value. Mark-to-market changes in the fair value of the underlying contractual guarantees are determined using valuation models as described in Note 7, and are recorded in “Realized investment gains (losses), net.”

The Company invests in fixed maturities that, in addition to a stated coupon, provide a return based upon the results of an underlying portfolio of fixed income investments and related investment activity. The Company accounts for these investments as available-for-sale fixed maturities containing embedded derivatives. Such embedded derivatives are marked to market through “Realized investment gains (losses), net,” based upon the change in value of the underlying portfolio.

The fair value of the embedded derivatives included in Future policy benefits was a liability of $77 million and a contra-liability of $41 million as of December 31, 2011 and December 31, 2010, respectively. The fair value of the embedded derivatives related to the reinsurance of certain of these benefits to Pruco Re included in “Reinsurance Recoverable” was an asset of $54 million as of December 31, 2011 and an asset of $11 million as of December 31, 2010.

The table below provides a summary of the gross notional amount and fair value of derivatives contracts, excluding embedded derivatives which are recorded with the associated host, by the primary underlying. Many derivative instruments contain multiple underlyings.

	December 31, 2011			December 31, 2010
	Notional Amount	Fair Value		Notional Amount	Fair Value
Primary Underlying		Assets	Liabilities		Assets	Liabilities
	(in thousands)
Qualifying Hedges
Currency/Interest Rate	$14,972	$221	$(846)	$11,018	$-	$(1,104)

Total Qualifying Hedges	$14,972	$221	$(846)	$11,018	$-	$(1,104)

Non-Qualifying Hedges
Interest Rate	$57,200	$8,442	$-	$47,000	$1,737	$(1,006)
Credit	17,000	118	(339)	8,900	1,206	(878)
Currency/Interest Rate	16,615	-	(909)	9,115	-	(853)
Equity	-	-	-	-	-	-

Total Non-Qualifying Hedges	90,815	8,560	(1,248)	65,015	2,943	(2,737)

Total Derivatives (1)	$105,787	$8,781	$(2,094)	$76,033	$2,943	$(3,841)

(1)
Excludes embedded derivatives which contain multiple underlyings. The fair value of these embedded derivatives was a liability of $80 million as of December 31, 2011 and a contra-liability of $38 million as of December 31, 2010 included in “Future policy benefits” and “Fixed maturities available for sale.”

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

11. DERIVATIVE INSTRUMENTS (continued)

Cash Flow Hedges
The Company uses currency swaps in its cash flow hedge accounting relationships. This instrument is only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, credit, and equity or embedded derivatives in any of its cash flow hedge accounting relationships.

The following table provides the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship:

	Year Ended December 31,
	2011	2010	2009
	(in thousands)
Qualifying Hedges
Cash flow hedges
Currency/Interest Rate
Net investment income	$(41)	$45	$3
Other income	2	2	(12)
Accumulated Other Comprehensive Income (1)	471	(426)	(711)

Total cash flow hedges	$432	$(379)	$(720)

Non-qualifying hedges
Realized investment gains (losses)
Interest Rate	$9,402	$6,717	$(6,086)
Currency/Interest Rate	(181)	617	(880)
Credit	68	(762)	2,763
Equity	-	-	-
Embedded Derivatives	(121,599)	47,806	26,471

Total non-qualifying hedges	$(112,310)	$54,378	$22,268

Total Derivative Impact	$(111,878)	$53,999	$21,548

(1)	Amounts deferred in “Accumulated other comprehensive income (loss).”

For the period ending December 31, 2011, the ineffective portion of derivatives accounted for using hedge accounting was not material to the Company’s results of operations and there were no material amounts reclassified into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging.

Presented below is a roll forward of current period cash flow hedges in “Accumulated other comprehensive income (loss)” before taxes:

(in thousands)
Balance, December 31, 2010	$(1,100)
Net deferred gains on cash flow hedges from January 1 to December 31, 2011	(7,152)
Amount reclassified into current period earnings	7,622

Balance, December 31, 2011	$(630)

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

11. DERIVATIVE INSTRUMENTS (continued)

As of December 31, 2011, the Company does not have any qualifying cash flow hedges of forecasted transactions other than those related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments. The maximum length of time for which these variable cash flows are hedged is 15 years. Income amounts deferred in “Accumulated other comprehensive income (loss)” as a result of cash flow hedges are included in “Net unrealized investment gains (losses)” in the Statements of Equity.

Credit Derivatives Written
The Company holds certain externally managed investments in the European market which contain embedded derivatives whose fair value are primarily driven by changes in credit spreads. These investments are medium term notes that are collateralized by investment portfolios primarily consisting of investment grade European fixed income securities, including corporate bonds and asset-backed securities, and derivatives, as well as varying degrees of leverage. The notes have a stated coupon and provide a return based on the performance of the underlying portfolios and the level of leverage. The Company invests in these notes to earn a coupon through maturity, consistent with its investment purpose for other debt securities. The notes are accounted for under U.S. GAAP as available for sale fixed maturity securities with bifurcated embedded derivatives (total return swaps). Changes in the value of the fixed maturity securities are reported in Equity under the heading “Accumulated Other Comprehensive Income” and changes in the market value of the embedded total return swaps are included in current period earnings in “Realized investment gains (losses), net.” The Company’s maximum exposure to loss from these interests was $7 million at December 31, 2011 and December 31, 2010. The fair value of the embedded derivatives included in Fixed maturities, available for sale was a liability of $3 million at December 31, 2011 and December 31, 2010.

The Company writes credit derivatives under which the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the defaulted security or similar security. The Company’s maximum amount at risk under these credit derivatives, assuming the value of the underlying referenced securities become worthless, is $10 million and $0 million notional of credit default swap (“CDS”) selling protection with an associated fair value of approximately less than $1 million, at December 31, 2011 and December 31, 2010, respectively, These credit derivatives generally have maturities of five to ten years and consist of corporate securities within the finance industry. At December 31, 2011, the underlying credits have an NAIC designation rating of 1.

In addition to writing credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio. As of December 31, 2011 and December 31, 2010, the Company had $7 million and $9 million of outstanding notional amounts, respectively, reported at fair value as a liability of $0.2 million and an asset of $0.3 million, respectively.

Credit Risk
The Company is exposed to credit-related losses in the event of non-performance by our counterparty to financial derivative transactions. Generally, the credit exposure of the Company’s over-the-counter (OTC) derivative transactions is represented by the contracts with a positive fair value (market value) at the reporting date after taking into consideration the existence of netting agreements.

The Company has credit risk exposure to an affiliate, Prudential Global Funding, LLC related to its over-the-counter derivative transactions. Prudential Global Funding, LLC manages credit risk with external counterparties by entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties, and by obtaining collateral where appropriate.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

11. DERIVATIVE INSTRUMENTS (continued)

Under fair value measurements, the Company incorporates the market’s perceptions of its own and the counterparty’s non-performance risk in determining the fair value of the portion of its OTC derivative assets and liabilities that are uncollateralized. Credit spreads are applied to the derivative fair values on a net basis by counterparty. To reflect the Company’s own credit spread a proxy based on relevant debt spreads is applied to OTC derivative net liability positions. Similarly, the Company’s counterparty’s credit spread is applied to OTC derivative net asset positions.

12. COMMITMENTS, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS

Commitments
The Company has made commitments to fund $6 million of commercial loans as of December 31, 2011. The Company also made commitments to purchase or fund investments, mostly private fixed maturities, of $20 million as of December 31, 2011.

Contingent Liabilities
On an ongoing basis, the Company’s internal supervisory and control functions review the quality of sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of product administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In certain cases, if appropriate, the Company may offer customers remediation and may incur charges, including the costs of such remediation, administrative costs and regulatory fines.

The Company is subject to the laws and regulations of states and other jurisdictions concerning the identification, reporting and escheatment of unclaimed or abandoned funds, and is subject to audit and examination for compliance with these requirements. For additional discussion of these matters, see “Litigation and Regulatory Matters” below.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.

Litigation and Regulatory Matters
The Company is subject to legal and regulatory actions in the ordinary course of its business. Pending legal and regulatory actions include proceedings specific to the Company and proceedings generally applicable to business practices in the industry in which it operates. The Company is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. The Company is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In some of the pending legal and regulatory actions, plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. In addition, the Company, along with other participants in the businesses in which it engages, may be subject from time to time

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

12. COMMITMENTS, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS (continued)

to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of the Company’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain. The following is a summary of certain pending proceedings.

In January 2012, a qui tam action on behalf of the State of Illinois, Total Asset Recovery Services v. Met Life Inc, et al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Holdings, LLC, filed in the Circuit Court of Cook County, Illinois, was served on the Company. The complaint alleges that the Company failed to escheat life insurance proceeds to the State of Illinois in violation of the Illinois False Claims Whistleblower Reward and Protection Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys’ fees and costs. In March 2012, a qui tam action on behalf of the State of Minnesota, Total Asset Recovery v. MetLife Inc., et al., Prudential Financial Inc., The Prudential Insurance Company of America and Prudential Holdings, Inc., filed in the Fourth Judicial District, Hennepin County, in the State of Minnesota was served on the Company. The complaint alleges that the Company failed to escheat life insurance proceeds to the State of Minnesota in violation of the Minnesota False Claims Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys’ fees and costs.

In January 2012, a Global Resolution Agreement entered into by the Company and a third party auditor became effective upon its acceptance by the unclaimed property departments of 20 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased insureds and contract holders where a valid claim has not been made. In February 2012, a Regulatory Settlement Agreement entered into by the Company to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires the Company to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in: (1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and (3) changes in the Company’s practices and procedures for the identification of escheatable funds and beneficiaries, which would impact claim payments and reserves, among other consequences.

The Company is one of several companies subpoenaed by the New York Attorney General regarding its unclaimed property procedures. Additionally, the New York Department of Insurance (“NYDOI”) has requested that 172 life insurers (including the Company) provide data to the NYDOI regarding use of the SSMDF. The New York Office of Unclaimed Funds recently notified the Company that it intends to conduct an audit of the Company’s compliance with New York’s unclaimed property laws. The Minnesota Attorney General has also requested information regarding the Company’s use of the SSMDF and its claim handling procedures and the Company is one of several companies subpoenaed by the Minnesota Department of Commerce, Insurance Division. In February 2012, the Massachusetts Office of the Attorney General requested information regarding the Company’s unclaimed property procedures.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

12. COMMITMENTS, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS (continued)

In July 2010, the Company, along with other life insurance industry participants, received a formal request for information from the State of New York Attorney General’s Office in connection with its investigation into industry practices relating to the use of retained asset accounts. In August 2010, the Company received a similar request for information from the State of Connecticut Attorney General’s Office. The Company is cooperating with these investigations. The Company has also been contacted by state insurance regulators and other governmental entities, including the U.S. Department of Veterans Affairs and Congressional committees regarding retained asset accounts. These matters may result in additional investigations, information requests, claims, hearings, litigation, adverse publicity and potential changes to business practices.

The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial position.

13. RELATED PARTY TRANSACTIONS

The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. Although we seek to ensure that these transactions and relationships are fair and reasonable, it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties.

Expense Charges and Allocations
Many of the Company’s expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into general and administrative expenses and agency distribution expenses.

The Company’s general and administrative expenses are charged to the Company using allocation methodologies based on business production processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. The Company reviews its allocation methodology periodically which it may adjust accordingly. General and administrative expenses include allocations of stock compensation expenses related to a stock option program and a deferred compensation program issued by Prudential Financial. The expense charged to the Company for the stock option program was less than $0.1 million for the twelve months ended December 31, of 2011, 2010 and 2009. The expense charged to the Company for the deferred compensation program was less than $0.6 million, $0.5 million and $0.3 million for the twelve months ended December 31, of 2011, 2010 and 2009 respectively.

The Company is charged for its share of employee benefits expenses. These expenses include costs for funded and non-funded contributory and non-contributory defined benefit pension plans. Some of these benefits are based on final group earnings and length of service while others are based on an account balance, which takes

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

13. RELATED PARTY TRANSACTIONS (continued)

into consideration age, service and earnings during career. The Company’s share of net expense for the pension plans was $1.5 million and $1.3 million in 2011 and 2010, respectively.

Prudential Insurance sponsors voluntary savings plans for its employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The Company’s expense for its share of the voluntary savings plan was $0.7 million, $0.7 million and $0.5 million in 2011, 2010 and 2009, respectively.

The Company is charged distribution expenses from Prudential Insurance’s agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement.

Corporate Owned Life Insurance
The Company has sold two Corporate Owned Life Insurance, or “COLI”, policies to Prudential Insurance and one to Prudential Financial. The cash surrender value included in separate accounts for these COLI contracts was $1.1 billion and at December 31, 2011 and $1.0 billion at December 31, 2010, respectively. Fees related to these COLI policies were $16 million, $25 million and $23 million for the years ending December 31, 2011, 2010 and 2009, respectively.

Reinsurance with Affiliates

Pruco Life
Effective April 1, 2008, the Company entered into an agreement to reinsure certain variable COLI policies with Pruco Life. Reinsurance recoverables related to this agreement were $7 million and $5 million as of December 31, 2011 and December 31, 2010, respectively. Fees ceded to Pruco Life were $8 million, $10 million, and $6 million for the years ended December 31, 2011, 2010, and 2009, respectively. Benefits ceded were $2 million, $1 million and $2 million for the years ended December 31, 2011, 2010 and 2009, respectively. The Company is not relieved of its primary obligation to the policyholder as a result of this agreement.

PARCC
The Company reinsures 90% of the risks under its term life insurance policies, written prior to January 1, 2010, excluding My Term and ROP Term life insurance, through an automatic coinsurance agreement with PARCC. The Company is not relieved of its primary obligation to the policyholder as a result of this agreement. Reinsurance recoverables related to this agreement were $403 million and $360 million as of December 31, 2011 and December 31, 2010, respectively. Premiums ceded to PARCC in 2011, 2010 and 2009 were $125 million, $134 million and $140 million, respectively. Benefits ceded in 2011, 2010 and 2009 were $52 million, $53 million and $53 million, respectively. Reinsurance expense allowances, net of capitalization and amortization were $26 million, $29 million and $31 million for the years ended December 31, 2011, 2010 and 2009, respectively.

PAR TERM
The Company reinsures 95% of the risks under its term life insurance policies issued on or after January 1, 2010, excluding My Term, through an automatic coinsurance agreement with PAR TERM. The Company is not relieved of its primary obligation to the policyholder as a result of this agreement. Reinsurance recoverables related to this agreement were $28 million and $10 million as of December 31, 2011 and December 31, 2010,

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

13. RELATED PARTY TRANSACTIONS (continued)

respectively. Premiums ceded to PAR TERM in 2011 and 2010 were $24 million and $11 million, respectively. Benefits ceded to PAR TERM in 2011 and 2010 were $4 million and less than $1 million, respectively. Reinsurance expense allowances, net of capitalization and amortization were $4 million and $2 million for the years ended December 31, 2011 and 2010, respectively.

Prudential Insurance
The Company has a yearly renewable term reinsurance agreement with Prudential Insurance and reinsures the majority of all mortality risks not otherwise reinsured. The reinsurance recoverables related to this agreement were $30 million and $31 million as of December 31, 2011 and December 31, 2010, respectively. Premiums and fees ceded to Prudential Insurance in 2011, 2010 and 2009 were $41 million, $58 million and $33 million respectively. Benefits ceded to Prudential in 2011, 2010 and 2009 were $42 million, $40 million and $29 million, respectively. The Company is not relieved of its primary obligation to the policyholder as a result of this agreement.

Pruco Reinsurance
The Company uses reinsurance as part of its risk management and capital management strategies for certain of its optional living benefit features.

The following table provides information relating to fees ceded to Pruco Reinsurance (“Pruco Re”) under these agreements which are included in “Realized investment (losses) gains, net” on the Statement of Operations and Comprehensive Income for the dates indicated.

	Year Ended
	December 31, 2011	December 31, 2010	December 31, 2009
	(in thousands)
Pruco Reinsurance
Effective October 1, 2011
Highest Daily Lifetime Income (“HDI”)	9,369	-	-
Spousal Highest Daily Lifetime Income (“SHDI”)	2,973	-	-
Highest Daily Lifetime 6 Plus (“HD6 Plus”)	40,887	-	-
Spousal Highest Daily Lifetime 6 Plus (“SHD6 Plus”)	14,490	-	-
Effective Since 2006
Spousal Lifetime Five (“SLT5”)	$173	$167	$149
Effective Since 2005
Lifetime Five (“LT5”)	1,244	1,195	1,080

Total Pruco Reinsurance	$69,136	$1,362	$1,229

Effective October 1, 2011 the Company ceded the HDI, SHDI, HD6+ and SHD6+ benefits to Pruco Re, as noted in the table above. The Company paid an initial premium of $62.3 million and established a reinsurance recoverable of $30.7 million resulting in an initial ceding loss of $31.6 million, recognized in “realized gains (losses)” in 2011.

The Company’s reinsurance recoverables related to the above product reinsurance agreements were $54 million and $11 million as of December 31, 2011, and December 31, 2010, respectively. Realized gains (losses) were ($27) million, ($0.4) million and ($44) million for the years ended December 31, 2011, 2010 and 2009,

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

13. RELATED PARTY TRANSACTIONS (continued)

respectively. Change in realized gains (losses) for 2011 includes the loss of reinsurance ceded in 2011 as noted above as well as changes in market conditions. Changes in realized gains (losses) for the 2010 and 2009 periods were primarily due to changes in market conditions in the period. The underlying assets as of December 31, 2011, and December 31, 2010 are reflected in “Reinsurance recoverables” in the Company’s Statement of Financial Position.

Deferred Policy Acquisition Costs Ceded to Term Reinsurance Affiliates
In 2009 when implementing a revision to the reinsurance treaties with PARCC and PAR TERM modifications were made affecting premiums. The related impact on the deferral of ceded reinsurance expense allowances did not reflect this change resulting in the understatement of deferred reinsurance expense allowances. During second quarter 2011, the Company recorded the correction, charging $1 million to net DAC amortization which represented the cumulative impact of this change. These adjustments are not material to any previously reported quarterly or annual financial statements.

Affiliated Asset Administration Fee Income
Effective April 15, 2009, the Company amended an existing agreement to add AST Investment Services, Inc., formerly known as American Skandia Investment Services, Inc, as a party whereas the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust, formerly known as American Skandia Trust. Income received from AST Investment Services, Inc. related to this agreement was $12.3 million, $3.7 million, and $1.1 million for the years ended December 31, 2011, 2010, and 2009 respectively. These revenues are recorded as “Asset administration fees” in the Statements of Operations and Comprehensive Income (Loss).

The Company participates in a revenue sharing agreement with Prudential Investments LLC, whereby the Company receives fee income from policyholders’ account balances invested in The Prudential Series Fund (“PSF”). Income received from Prudential Investments LLC, related to this agreement was $6.0 million, $5.7 million, and $5.0 million for the years ended December 31, 2011, 2010, and 2009 respectively. These revenues are recorded as “Asset administration fees” in the Statements of Operations and Comprehensive Income (Loss).

Affiliated Asset Transfers
The Company buys and sells assets to and from affiliated companies.

In December 2010, the Company amended certain of its affiliated reinsurance treaties to change the settlement mode from monthly to annual. As a result of these treaty amendments, we were required to pay Prudential Insurance the premium difference that resulted. Settlement of the premium difference was made by transfer of securities that had an amortized cost of $19 million and a fair market value of $20 million. The difference between amortized cost and fair market value was accounted for as an increase of $1 million to additional paid-in capital, net of taxes in 2010.

In December 2011, the Company purchased commercial loan securities from its parent company, Pruco Life. These securities had an amortized cost of $10 million and a fair market value of $11 million. The difference between amortized cost and fair market value of these transfers was accounted for as a decrease of $1 million to additional paid-in capital, net of taxes in 2011.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

13. RELATED PARTY TRANSACTIONS (continued)

In December 2011, the Company sold fixed maturity securities to its parent company, Pruco Life. These securities had an amortized cost of $13 million and a fair market value of $14 million. The difference between amortized cost and fair market of these transfers was accounted for as an increase of $1 million to additional paid-in capital, net of taxes in 2011.

Debt Agreements
The Company and its parent, Pruco Life, have an agreement with an affiliate, Prudential Funding, LLC, which allows it to borrow funds for working capital and liquidity needs. The borrowings under this agreement are limited to $200 million. The Company had $15 million in Pru Funding short term debt and $11 million in PFI short term debt as of December 31, 2011, and no short-term debt outstanding as of December 31, 2010.

On December 16, 2011 the Company entered into a series of four $11 million borrowings with Prudential Financial, totaling $44 million. The loans have fixed interest rates ranging from 2.65% to 3.61% and maturity dates staggered one year apart, from December 16, 2013 to December 16, 2016. The total related interest expense was $0.06 million for the year ended December 31, 2011.

Contributed Capital
In June 2011, the Company received a capital contribution from Pruco Life in the amount of $21 million to fund acquisition costs for sales of variable annuities.

In December 2011, the Company received a capital contribution from Pruco Life in the amount of $17 million to fund acquisition costs for sales of variable annuities.

Derivative Trades
In the ordinary course of business, the Company enters into over-the-counter (“OTC”) derivative contracts with an affiliate, Prudential Global Funding, LLC. For these OTC derivative contracts, Prudential Global Funding, LLC has a substantially equal and offsetting position with external counterparties.

14. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The unaudited quarterly results of operations for the years ended December 31, 2011 and 2010 are summarized in the table below:

	Three Months Ended
	March 31	June 30	September 30	December 31
	(in thousands)
2011
Total revenues	$80,091	$60,302	$(51,081)	$31,820
Total benefits and expenses	37,558	46,190	116,203	30,383
Income (loss) from operations before income taxes	42,533	14,112	(167,284)	1,437
Net income (loss)	$29,779	$10,591	$(104,505)	$3,824

2010
Total revenues	$53,550	$39,035	$51,665	$73,986
Total benefits and expenses	30,833	55,987	(1,355)	(8,715)
Income (loss) from operations before income taxes	22,717	(16,952)	53,020	82,701
Net income (loss)	$16,552	$(11,901)	$39,119	$54,174

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of
Pruco Life Insurance Company of New Jersey:

In our opinion, the accompanying statements of financial position and the related statements of operations and comprehensive income, of stockholder’s equity and of cash flows present fairly, in all material respects, the financial position of Pruco Life Insurance Company of New Jersey (an indirect, wholly owned subsidiary of the Prudential Insurance Company of America) at December 31, 2011 and December 31, 2010, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2011 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 of the financial statements, the Company changed its method of determining and recording other-than-temporary impairment for debt securities on January 1, 2009.

/s/ PRICEWATERHOUSECOOPERS LLP

New York, New York
March 9, 2012

PART C:

OTHER INFORMATION

Item 26. EXHIBITS

Exhibit number Description of Exhibit

(a)	Board of Directors Resolution:
(i)	Resolution of Board of Directors of Pruco Life Insurance Company of New Jersey establishing the Pruco Life of New Jersey Variable Appreciable Account. (Note 4)

(b)	Not Applicable.

(c)	Underwriting Contracts:
(i)	Distribution Agreement between Pruco Securities, LLC and Pruco Life Insurance Company of New Jersey. (Note 4)
(ii)	Selling Agreement used from 11-2008 to current. (Note 5)
(iii)	Selling Agreement used from 1-2008 to 11-2008. (Note 5)
(iv)	Selling Agreement used from 11-2007 to 1-2008. (Note 5)
(v)	Selling Agreement used from 12-2006 to 11-2007. (Note 5)
(vi)	Selling Agreement used from 11-2005 to 12-2006. (Note 5)
(vii)	Selling Agreement used from 9-2003 to 11-2005. (Note 5)
(viii)	Selling Agreement used from 3-1999 to 9-2003. (Note 5)

(d)	Contracts:
(i)	Variable Universal Life Insurance Contract (VULNT-2009NY). (Note 5)
(ii)	Rider for Insured's Accidental Death Benefit - VL 110B-2000. (Note 4)
(iii)	Rider for Insured's Total Disability Benefit - VL 100 B3-2005NY. (Note 4)
(iv)	Rider for Level Term Insurance Benefit on Dependent Children - VL 182B-2005 NY. (Note 4)
(v)	Rider for Level Term Insurance Benefit on Dependent Children - From Conversions - VL 184B-2005 NY. (Note 4)
(vi)	Rider for Lapse Protection - PLY 126-2009. (Note 4)
(vii)	Rider for Overloan Protection - PLY 123-2009. (Note 4)
(viii)	Rider for Settlement Options to Provide Acceleration of Death Benefits - ORD 87241-91-NY. (Note 4)

(e)	Application:
(i)	Application for Variable Universal Life Insurance Contract. (Note 10)
(ii)	Supplement to the Application for Variable Universal Life Insurance Contract. (Note 4)

(f)	Depositor’s Certificate of Incorporation and By-Laws:
(i)	Articles of Incorporation of Pruco Life Insurance Company of New Jersey, as amended March 11, 1983. (Note 4)
(ii)	Certificate of Amendment of the Articles of Incorporation of Pruco Life Insurance Company of New Jersey, February 12, 1998. (Note 4)
(iii)	By-laws of Pruco Life Insurance Company of New Jersey, as amended August 4, 1999. (Note 4)

(g)	Reinsurance Agreements:.
(i)	Agreement between Pruco Life of New Jersey and Prudential. (Note 3)
(ii)	Agreement between Pruco Life of New Jersey and Munich American Reassurance. (Note 6)
(iii)	Amendment (2) to the Agreement between Pruco Life of New Jersey and Munich American Reassurance. (Note 10)
(iv)	Agreement between Pruco Life of New Jersey and RGA Reinsurance Company. (Note 7)
(v)	Amendment (2) to the Agreement between Pruco Life of New Jersey and RGA Reinsurance Company. (Note 10)
(vi)	Agreement between Pruco Life of New Jersey and SCOR Global Life US Re Insurance Company. (Note 8)
(vii)	Amendment (2) to the Agreement between Pruco Life of New Jersey and SCOR Global Life US Re Insurance Company. (Note 10)
(viii)	Agreement between Pruco Life of New Jersey and ACE Tempest Life Re. (Note 9)
(ix)	Amendment (2) to the Agreement between Pruco Life of New Jersey and ACE Tempest Life Re. (Note 10)
(x)	Form of Agreement between Prudential, including subsidiaries, with reinsurance companies. (Note 1)

(h)	Participation Agreements:
(i)	American Skandia Trust Participation Agreement, as amended June 8, 2005. (Note 2)
(ii)	Participation Agreement between Pruco Life of New Jersey and Northern Lights (Note 1)

(i)	Administrative Contracts:
(i)	Service Agreement between Prudential and the Regulus Group, LLC. (Note 10)

(j)	Powers of Attorneys (Note 1):
James J. Avery, Jr., Thomas J. Diemer, Robert M. Falzon, Yalena Frias, Bernard J. Jacob, Stephen Pelletier

(k)	Opinion and Consent of Sun-Jin Moon, Esq., as to the legality of the securities being registered. (Note 1)

(l)	Not Applicable.

(m)	Not Applicable.

(n)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm. (Note 1)

(o)	None.

(p)	Not Applicable.

(q)	Redeemability Exemption:
(i)	Memorandum describing Pruco Life Insurance Company of New Jersey's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-3(T)(b)(12)(iii). (Note 4)

---------------------------------------------------------

(Note 1)	Filed herewith.
(Note 2)	Incorporated by reference to Post-Effective Amendment No. 2 to Form N-6, Registration No. 333-112809, filed August 15, 2005 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 3)	Incorporated by reference to Post-Effective Amendment No. 4 to Form N-6, Registration No. 333-117796, filed April 17, 2007 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 4)	Incorporated by reference to Form N-6 to this Registration Statement, filed April 17, 2009 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 5)	Incorporated by reference to Pre-Effective Amendment No. 1 to this Registration Statement, filed December 3, 2009 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 6)	Incorporated by reference to Post-Effective Amendment No. 1 to Form N-6, Registration No. 333-112809, filed April 19, 2005 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 7)	Incorporated by reference to Post-Effective Amendment No. 6 to Form N-6, Registration No. 333-112809, filed April 12, 2007 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 8)	Incorporated by reference to Post-Effective Amendment No. 8 to Form N-6, Registration No. 333-112809, filed April 21, 2009 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 9)	Incorporated by reference to Post-Effective Amendment No. 9 to Form N-6, Registration No. 333-112809, filed April 14, 2010 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 10)	Incorporated by reference to Post-Effective Amendment No. 2 to this Registration Statement, filed April 15, 2011 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

Item 27. Directors and Major Officers of Pruco Life of New Jersey

The directors and major officers of Pruco Life of New Jersey, listed with their principal occupations, are shown below. The Principal business address of the directors and officers listed below is 213 Washington Street, Newark, New Jersey 07102.

DIRECTORS OF PRUCO LIFE OF NEW JERSEY

JAMES J. AVERY, JR. - Director

THOMAS J. DIEMER - Vice President, Chief Financial Officer, Chief Accounting Officer, and Director

ROBERT M. FALZON -Treasurer and Director

YANELA FRIAS - Director

BERNARD J. JACOB - Director

STEPHEN PELLETIER - Chief Executive Officer, President, and Director

OFFICERS WHO ARE NOT DIRECTORS

JOSEPH D. EMANUEL - Vice President, Chief Legal Officer, and Secretary

SUN-JIN MOON - Vice President and Assistant Secretary

CHARLES C. SPRAGUE - Vice President and Assistant Secretary

SARAH J. HAMID - Senior Vice President, Chief Actuary and Appointed Actuary

JAMES M. O’CONNOR - Senior Vice President and Actuary

KENT D. SLUYTER - Senior Vice President

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

See Annual Report on Form 10-K of Prudential Financial, Inc., File No. 001-16707, filed February 24, 2012.

Item 29. Indemnification

The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability, which may be incurred in such capacity, subject to the terms, conditions, and exclusions of the insurance policies.

New Jersey, being the state of organization of Pruco Life of New Jersey, permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations.  The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated.  The text of Pruco Life of New Jersey’s By-law, Article V, which relates to indemnification of officers and directors, was filed on April 17, 2009 as exhibit Item 26. (f)(iii) to Form N-6 of this Registration Statement on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriters

(a) Pruco Securities, LLC ("Prusec"), an indirect wholly-owned subsidiary of Prudential Financial, acts as the Registrant's principal underwriter of the Contract.  Prusec, organized on September 22, 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a registered member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).  (Prusec is a successor company to Pruco Securities Corporation, established on February 22, 1971.)  Prusec's principal business address is 751 Broad Street, Newark, New Jersey 07102.

Prusec acts as principal underwriter and general distributor for the following separate investment accounts and their affiliates:

Pruco Life Variable Universal Account
Pruco Life Variable Appreciable Account
Pruco Life of New Jersey Variable Appreciable Account
The Prudential Variable Appreciable Account
Pruco Life PRUvider Variable Appreciable Account
Pruco Life Variable Insurance Account
Pruco Life of New Jersey Variable Insurance Account
The Prudential Variable Contract Account GI-2 (prior to May 1, 2010)

The Contract is sold by registered representatives of Prusec who are also authorized by state insurance departments to do so.  The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so.

(b)
MANAGERS AND OFFICERS OF PRUCO SECURITIES, LLC (“Prusec”)

Name and Principal Business Address --------------------------------------------------	Position and Office With Prusec ---------------------------------------------
John W. Greene (Note 1)	Chairman of the Board, Manager
John G. Gordon (Note 1)	President, Manager, Chief Operating Officer
Steven Weinreb (Note 1)	Vice President, Controller, Chief Financial Officer
Jeffrey J. Butscher (Note 10)	Vice President
John D. McGovern (Note 1)	Vice President, Chief Compliance Officer
James R. Mollo (Note 1)	Vice President
Richard W. Kinville (Note 2)	Vice President, Anti-Money Laundering Officer
Sandra Cassidy (Note 1)	Secretary, Chief Legal Officer
Charles E. Anderson (Note 9)	Vice President
Joan H. Cleveland (Note 1)	Vice President
Margaret M. Foran (Note 2)	Vice President, Assistant Secretary
Mark A. Hug (Note 1)	Vice President, Manager
Patrick L. Hynes (Note 5)	Vice President
Charles M. O'Donnell (Note 5)	Vice President
Charles M. Topp (Note 8)	Vice President
Michele Talafha (Note 4)	Assistant Vice President
James J. Avery, Jr (Note 1)	Manager
Stephen Pelletier (Note 7)	Manager
Stuart S. Parker (Note 3)	Manager
Matthew J. Voelker (Note 6)	Manager
David Campen (Note 1)	Assistant Controller
Robert Szuhany (Note 1)	Assistant Controller
Daniel D. Rappoccio (Note 1)	Assistant Controller
Mary E. Yourth (Note 1)	Assistant Controller
Thomas A. Hendry (Note 2)	Treasurer
Paul F. Blinn (Note 1)	Assistant Treasurer
Kathleen C. Hoffman (Note 2)	Assistant Treasurer
Laura J. Delaney (Note 2)	Assistant Treasurer
John M. Cafiero (Note 2)	Assistant Secretary
Sun-Jin Moon (Note 1)	Assistant Secretary
Patricia Christian (Note 1)	Assistant Secretary
Mary Jo Reich (Note 1)	Assistant Secretary

(Note 1) 213 Washington Street, Newark, NJ 07102
(Note 2) 751 Broad Street, Newark, NJ 07102
(Note 3) Three Gateway Center, Newark, NJ 07102
(Note 4) One New York Plaza, New York, NY 10292
(Note 5) 200 Wood Avenue South, Iselin, NJ 08830
(Note 6) 2998 Douglas Boulevard, Suite 220, Roseville, CA 95661
(Note 7) One Corporate Drive, Shelton, CT 06484
(Note 8) 15301 Ventura Boulevard, Suite 420, Sherman Oaks, CA 91403
(Note 9) 13001 County Road 10, Plymouth, MN 55442
(Note 10) 2101 Welsh Road, Dresher, PA 19025

(c) Prusec passes through the gross distribution revenue it receives to broker-dealers for their sales and does not retain any portion of it in return for its services as distributor for the Contracts.  However, Prusec does retain a portion of compensation it receives with respect to sales by its representatives.  Prusec retained compensation of $2,477,021 in 2011, $2,379,140 in 2010, and $8,360,812 in 2009.  Prusec offers the Contract on a continuous basis.

The sum of the chart below is $60,952,205, which represents Prusec's total 2011 Variable Life Distribution Revenue.  The amount includes both agency distribution and broker-dealer distribution.

Compensation received by Prusec during the last fiscal year with respect to variable life insurance products.
Principal Underwriter	Gross Distribution Revenue*	Compensation on Events Occasioning the Deduction of a Deferred Sales Load	Brokerage Commissions**	Other Compensation
Prusec	$46,324,010	$-0-	$14,628,195	$-0-
* Represents Variable Life Distribution Revenue for the agency channel.
** Represents Variable Life Distribution Revenue for the broker-dealer channel.

Because Prusec registered representatives who sell the Contracts are also our life insurance agents, they may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we or our affiliates offer, such as conferences, trips, prizes, and awards, subject to applicable regulatory requirements.  In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses.

Item 31. Location of Accounts and Records

The Depositor, Pruco Life Insurance Company of New Jersey, is located at 213 Washington Street, Newark, New Jersey 07102.

The Principal Underwriter, Pruco Securities, LLC, is located at 751 Broad Street, Newark, New Jersey 07102.

Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.

Item 32. Management Services

Not Applicable.

Item 33. Representation of Reasonableness of Fees

Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”) represents that the fees and charges deducted under the Variable Universal Life Insurance Contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life of New Jersey.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, the Pruco Life of New Jersey Variable Appreciable Account, certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the most recent Post-Effective Amendment to the Registration Statement which included a prospectus and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this 20th day of April, 2012.

(Seal)
Pruco Life of New Jersey Variable Appreciable Account
(Registrant)

By: Pruco Life Insurance Company of New Jersey
(Depositor)

Attest: /s/ Sun-Jin Moon Sun-Jin Moon Assistant Secretary	By: /s/ Stephen Pelletier Stephen Pelletier President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 3 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 20th day of April, 2012.

Signature and Title

/s/ *
Thomas J. Diemer
Vice President, Chief Financial Officer, Chief Accounting Officer, and Director

/s/ *
James J. Avery, Jr.
Director

/s/*
Robert M. Falzon
Treasurer and Director

/s/ *
Yalena Frias
Director

/s/ *
Bernard J. Jacob
Director

/s/ *
Stephen Pelletier
Director

*By: /s/ Sun-Jin Moon Sun-Jin Moon (Attorney-in-Fact)

EXHIBIT INDEX

Item 26.

(g) Reinsurance Agreements:	(x) Form of Agreement between Prudential, including subsidiaries, with reinsurance companies.	C-

(h) Participation Agreements:	(ii) Participation Agreement between Pruco Life of New Jersey and Northern Lights.	C-

(j) Powers of Attorney:	James J. Avery, Jr., Thomas J. Diemer, Robert M. Falzon, Yalena Frias, Bernard J. Jacob, Stephen Pelletier	C-

(k) Legal Opinion and Consent:	Opinion and Consent of Sun-Jin Moon, Esq. as to the legality of the securities being registered.	C-

(n) Auditor’s Consent:	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.	C-